      Filed with the Securities and Exchange Commission on April 23, 2012



                                                    Registration No. 333-162678
                                           Investment Company Act No. 811-07975
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 9


                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               AMENDMENT NO. 118


                   PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM
                            VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              (Name of Depositor)

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                 (973) 802-7333
   (Address and telephone number of depositor's principal executive offices)


                               SUN-JIN MOON, ESQ.
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                 (973) 802-6000
           (Name, address and telephone number of agent for service)

                                   COPIES TO:

                                 LYNN K. STONE
                                 VICE PRESIDENT
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                             213 WASHINGTON STREET
                             NEWARK, NJ 07102-2992
                                 (203) 402-1382



     Approximate Date of Proposed Sale to the Public: Continuous

 It is proposed that this filing become effective: (check appropriate space)

     [_] immediately upon filing pursuant to paragraph (b) of Rule 485


     [X] on April 30, 2012 pursuant to paragraph (b) of Rule 485


     [_] 60 days after filing pursuant to paragraph (a) (i) of Rule 485

     [_] on         pursuant to paragraph (a) (i) of Rule 485
            -------

     [_] 75 days after filing pursuant to paragraph (a) (ii) of Rule 485

     [_] on         pursuant to paragraph (a) (ii) of Rule 485
            -------

 If appropriate, check the following box:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     Title of Securities Being Registered:
               Interest in Individual Variable Annuity Contracts.

================================================================================

                                     PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

 PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY X SERIES/SM/ ("X SERIES") PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY B SERIES/SM/ ("B SERIES") PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY L SERIES/SM/ ("L SERIES") PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY C SERIES/SM/ ("C SERIES")

 FLEXIBLE PREMIUM DEFERRED ANNUITIES

 PROSPECTUS: APRIL 30, 2012


 This prospectus describes four different flexible premium deferred annuity classes offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "we", "our", or "us"). For convenience in this prospectus, we sometimes refer to each of these annuity contracts as an "Annuity", and to the annuity contracts collectively as the "Annuities." We also sometimes refer to each class by its specific name (e.g., the "B Series"). Each Annuity may be offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. There are differences among the Annuities that are discussed throughout the prospectus and summarized in Appendix B entitled "Selecting the Variable Annuity That's Right for You". Financial Professionals may be compensated for the sale of each Annuity. Selling broker-dealer firms through which each Annuity is sold may decline to recommend to their customers certain of the optional features and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age for certain Annuities and/or optional benefits). Selling broker-dealer firms may not make available or may not recommend all the Annuities and/or benefits described in this prospectus. Please speak to your Financial Professional for further details. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. BECAUSE THE X SERIES ANNUITY GRANTS PURCHASE CREDITS WITH RESPECT TO CERTAIN PURCHASE PAYMENTS YOU MAKE, THE EXPENSES OF THE X SERIES ANNUITY ARE HIGHER THAN EXPENSES FOR AN ANNUITY WITHOUT A PURCHASE CREDIT. IN ADDITION, THE AMOUNT OF THE PURCHASE CREDITS THAT YOU RECEIVE UNDER THE X SERIES ANNUITY MAY BE MORE THAN OFFSET BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH THE PURCHASE CREDIT.

 THE SUB-ACCOUNTS

 The Pruco Life of New Jersey Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life of New Jersey, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account invests in an underlying mutual fund - see the following page for a complete list of Sub-accounts. Currently, portfolios of Advanced Series Trust and Franklin Templeton Variable Insurance Products Trust are being offered. Certain Sub-accounts are not available if you participate in an optional living benefit - see "Limitations With Optional Benefits" later in this prospectus for details.


 PLEASE READ THIS PROSPECTUS
 THIS PROSPECTUS SETS FORTH INFORMATION ABOUT THE ANNUITIES THAT YOU OUGHT TO KNOW BEFORE INVESTING. PLEASE READ THIS PROSPECTUS AND THE CURRENT PROSPECTUS FOR THE UNDERLYING MUTUAL FUNDS. KEEP THEM FOR FUTURE REFERENCE. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life coverage, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage and that this Annuity may be subject to a Contingent Deferred Sales Charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need. Please note that if you are investing in this Annuity through a tax-advantaged retirement plan (such as an Individual Retirement Account or 401(k) plan), you will get no additional tax advantage through the Annuity itself.

 AVAILABLE INFORMATION
 We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see the section of this prospectus entitled "How to Contact Us" for our Service Office address.

 THESE ANNUITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ISSUED, GUARANTEED OR ENDORSED BY, ANY BANK, ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN AN ANNUITY INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF VALUE, EVEN WITH RESPECT TO AMOUNTS ALLOCATED TO THE AST MONEY MARKET SUB-ACCOUNT.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS
 AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE /SM/ OR (R) SYMBOLS.
--------------------------------------------------------------------------------
       FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE
                     AT HTTP://WWW.PRUDENTIALANNUITIES.COM


               Prospectus Dated: April   Statement of Additional
               30, 2012                       Information Dated:
                                                  April 30, 2012


  PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS ATTACHED TO
                       THE BACK COVER OF THIS PROSPECTUS.

                          VARIABLE INVESTMENT OPTIONS

  EACH INVESTMENT OPTION LISTED BELOW MAY BE ELECTED WITH ONE OR MORE OPTIONAL
   LIVING BENEFITS EXCEPT (A) THE AST INVESTMENT GRADE BOND PORTFOLIO AND THE TARGET DATE BOND PORTFOLIOS, WHICH ARE NOT AVAILABLE FOR PURCHASE PAYMENTS AND
  (B) THE AST QUANTITATIVE MODELING PORTFOLIO, WHICH IS NOT AVAILABLE WITH ANY
                                OPTIONAL BENEFIT

 ADVANCED SERIES TRUST
   AST Academic Strategies Asset Allocation Portfolio
   AST Advanced Strategies Portfolio


   AST Balanced Asset Allocation Portfolio
   AST BlackRock Global Strategies Portfolio
   AST BlackRock Value Portfolio
   AST Bond Portfolio 2017
   AST Bond Portfolio 2018
   AST Bond Portfolio 2019
   AST Bond Portfolio 2020
   AST Bond Portfolio 2021
   AST Bond Portfolio 2022

   AST Bond Portfolio 2023

   AST Capital Growth Asset Allocation Portfolio


   AST CLS Moderate Asset Allocation Portfolio
   AST Cohen & Steers Realty Portfolio
   AST Federated Aggressive Growth Portfolio
   AST FI Pyramis(R) Asset Allocation Portfolio
   AST First Trust Balanced Target Portfolio
   AST First Trust Capital Appreciation Target Portfolio

   AST Franklin Templeton Founding Funds Allocation Portfolio

   AST Global Real Estate Portfolio
   AST Goldman Sachs Concentrated Growth Portfolio
   AST Goldman Sachs Large-Cap Value Portfolio
   AST Goldman Sachs Mid-Cap Growth Portfolio
   AST Goldman Sachs Small-Cap Value Portfolio
   AST High Yield Portfolio
   AST Horizon Growth Asset Allocation Portfolio
   AST Horizon Moderate Asset Allocation Portfolio
   AST International Growth Portfolio
   AST International Value Portfolio
   AST Investment Grade Bond Portfolio
   AST Jennison Large-Cap Growth Portfolio
   AST Jennison Large-Cap Value Portfolio
   AST JPMorgan International Equity Portfolio

   AST JPMorgan Strategic Opportunities Portfolio

   AST Large-Cap Value Portfolio

   AST Lord Abbett Core-Fixed Income Portfolio

   AST Marsico Capital Growth Portfolio
   AST MFS Global Equity Portfolio
   AST MFS Growth Portfolio
   AST Mid-Cap Value Portfolio
   AST Money Market Portfolio

   AST Neuberger Berman Core Bond Portfolio

   AST Neuberger Berman Mid-Cap Growth Portfolio

   AST Neuberger Berman/LSV Mid-Cap Value Portfolio
   AST New Discovery Asset Allocation Portfolio

   AST Parametric Emerging Markets Equity Portfolio
   AST PIMCO Limited Maturity Bond Portfolio
   AST PIMCO Total Return Bond Portfolio
   AST Preservation Asset Allocation Portfolio

   AST Prudential Core Bond Portfolio

   AST QMA US Equity Alpha Portfolio
   AST Quantitative Modeling Portfolio

   AST Schroders Global Tactical Portfolio

   AST Schroders Multi-Asset World Strategies Portfolio
   AST Small-Cap Growth Portfolio
   AST Small-Cap Value Portfolio
   AST T. Rowe Price Asset Allocation Portfolio

   AST T. Rowe Price Equity Income Portfolio

   AST T. Rowe Price Global Bond Portfolio
   AST T. Rowe Price Large-Cap Growth Portfolio
   AST T. Rowe Price Natural Resources Portfolio
   AST Wellington Management Hedged Equity Portfolio
   AST Western Asset Core Plus Bond Portfolio


 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   *Franklin Templeton VIP Founding Funds Allocation Fund




   *No longer offered for new sales. See description regarding the Fund in the "Investment Objectives/Policies" table under "Investment Options."

                                   CONTENTS



GLOSSARY OF TERMS...............................................................  1

SUMMARY OF CONTRACT FEES AND CHARGES............................................  3

EXPENSE EXAMPLES................................................................ 10

SUMMARY......................................................................... 11

INVESTMENT OPTIONS.............................................................. 14

 VARIABLE INVESTMENT OPTIONS.................................................... 14
 LIMITATIONS WITH OPTIONAL BENEFITS............................................. 27

FEES, CHARGES AND DEDUCTIONS.................................................... 30

 ANNUITY PAYMENT OPTION CHARGES................................................. 31
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES...................................... 31

PURCHASING YOUR ANNUITY......................................................... 32

 REQUIREMENTS FOR PURCHASING THE ANNUITY........................................ 32
 PURCHASE CREDITS UNDER THE X SERIES............................................ 33
 DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY................................ 33
 RIGHT TO CANCEL................................................................ 35
 SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT................................ 35
 SALARY REDUCTION PROGRAMS...................................................... 35

MANAGING YOUR ANNUITY........................................................... 36

 CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS........................ 36

MANAGING YOUR ACCOUNT VALUE..................................................... 37

 DOLLAR COST AVERAGING PROGRAM.................................................. 37
 AUTOMATIC REBALANCING PROGRAMS................................................. 37
 FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS.......... 37
 RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS........................... 37

ACCESS TO ACCOUNT VALUE......................................................... 40

 TYPES OF DISTRIBUTIONS AVAILABLE TO YOU........................................ 40
 TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES................ 40
 FREE WITHDRAWAL AMOUNTS........................................................ 40
 SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD.......... 41
 SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE. 41
 REQUIRED MINIMUM DISTRIBUTIONS................................................. 42

SURRENDERS...................................................................... 43

 SURRENDER VALUE................................................................ 43
 MEDICALLY-RELATED SURRENDERS................................................... 43

ANNUITY OPTIONS................................................................. 44

LIVING BENEFITS................................................................. 46

 HIGHEST DAILY LIFETIME(R) INCOME BENEFIT....................................... 47
 SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME BENEFIT............................... 57
 GUARANTEED RETURN OPTION/SM/ PLUS II (GRO PLUS II)............................. 65
 HIGHEST DAILY/SM/ GUARANTEED RETURN OPTION/SM/ II (HD GRO/SM/ II).............. 69

MINIMUM DEATH BENEFIT AND OPTIONAL DEATH BENEFIT RIDER.......................... 75

 TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT...................................... 75
 MINIMUM DEATH BENEFIT.......................................................... 75
 OPTIONAL DEATH BENEFIT......................................................... 76
 PAYMENT OF DEATH BENEFITS...................................................... 77

VALUING YOUR INVESTMENT......................................................... 80

 VALUING THE SUB-ACCOUNTS....................................................... 80
 PROCESSING AND VALUING TRANSACTIONS............................................ 80


                                      (i)


TAX CONSIDERATIONS......................................................................  82

OTHER INFORMATION.......................................................................  91

 PRUCO LIFE OF NEW JERSEY AND THE SEPARATE ACCOUNT......................................  91
 LEGAL STRUCTURE OF THE UNDERLYING FUNDS................................................  93
 DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY..........................  94
 FINANCIAL STATEMENTS...................................................................  97
 INDEMNIFICATION........................................................................  97
 LEGAL PROCEEDINGS......................................................................  97
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION....................................  98
 HOW TO CONTACT US......................................................................  98

APPENDIX A - ACCUMULATION UNIT VALUES................................................... A-1

APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU........................ B-1

APPENDIX C - HIGHEST DAILY LIFETIME 6 PLUS INCOME AND SPOUSAL HIGHEST DAILY LIFETIME 6
  PLUS INCOME - NO LONGER AVAILABLE FOR ELECTION........................................ C-1

APPENDIX D - FORMULA FOR GRO PLUS II.................................................... D-1

APPENDIX E - FORMULA FOR HIGHEST DAILY GRO II........................................... E-1

APPENDIX F - FORMULA FOR HIGHEST DAILY LIFETIME INCOME SUITE AND HIGHEST DAILY LIFETIME
  6 PLUS SUITE OF LIVING BENEFITS....................................................... F-1


                                     (ii)

                               GLOSSARY OF TERMS

 We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.

 ACCOUNT VALUE: The total value of all allocations to the Sub-accounts on any Valuation Day. The Account Value is determined separately for each Sub-account and then totaled to determine the Account Value for your entire Annuity.

 ACCUMULATION PERIOD: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.

 ANNUITANT: The natural person upon whose life annuity payments made to the Owner are based.

 ANNUITIZATION: Annuitization is the process by which you "annuitize" your Account Value. When you annuitize, we apply the Account Value to one of the available annuity options to begin making periodic payments to the Owner.

 ANNUITY DATE: The date on which we apply your Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the "Latest Annuity Date."

 ANNUITY YEAR: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.

 BENEFICIARY(IES): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.

 BENEFICIARY ANNUITY: You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the requirements discussed in this prospectus. You may transfer the proceeds of the decedent's account into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified Beneficiary Annuity.

 CODE: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

 CONTINGENT DEFERRED SALES CHARGE (CDSC): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a "contingent" charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.

 DUE PROOF OF DEATH: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds; and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 FREE LOOK: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA. In your Annuity contract, your Free Look right is referred to as your "Right to Cancel."

 GOOD ORDER: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or
 (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.

 INVESTMENT OPTION: A Subaccount or other option available as of any given time to which Account Value may be allocated.

 ISSUE DATE: The effective date of your Annuity.

 KEY LIFE: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.

 OWNER: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. In certain states, with an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity that has the rights and benefits designated to the "participant" in the certificate. Thus, an Owner who is a participant has rights that are comparable to those of the Owner of an individual annuity contract.

 PURCHASE CREDIT: Under the X Series only, an amount that we add to your Annuity when you make a Purchase Payment. We are entitled to recapture Purchase Credits under certain circumstances.

 PURCHASE PAYMENT: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.

 SERVICE OFFICE: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see the section of this prospectus entitled "How to Contact Us" for the Service Office address.

 SEPARATE ACCOUNT: Referred to as the "Variable Separate Account" in your Annuity, this is the variable separate account(s) shown in the Annuity.

 SUB-ACCOUNT: A division of the Separate Account.

 SURRENDER VALUE: The Account Value less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.

 UNIT: A share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.

 VALUATION DAY: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

 WE, US, OUR: Pruco Life Insurance Company of New Jersey.

 YOU, YOUR: The Owner(s) shown in the Annuity.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering one of the Annuities. The first table describes the fees and expenses that you will pay at the time you surrender an Annuity, take a partial withdrawal, or transfer Account Value between the Investment Options.

                     -------------------------------------
                      ANNUITY OWNER TRANSACTION EXPENSES
                     -------------------------------------

 CONTINGENT DEFERRED SALES CHARGE /1/
                                    X SERIES

                                                       PERCENTAGE APPLIED
                                                        AGAINST PURCHASE
                                                         PAYMENT BEING
       AGE OF PURCHASE PAYMENT BEING WITHDRAWN             WITHDRAWN
       ------------------------------------------------------------------
        Less than one year old                                9.0%
        1 year old or older, but not yet 2 years old          9.0%
        2 years old or older, but not yet 3 years old         9.0%
        3 years old or older, but not yet 4 years old         9.0%
        4 years old or older, but not yet 5 years old         8.0%
        5 years old or older, but not yet 6 years old         8.0%
        6 years old or older, but not yet 7 years old         8.0%
        7 years old or older, but not yet 8 years old         5.0%
        8 years old or older, but not yet 9 years old         2.5%
        9 or more years old                                   0.0%

                                    B SERIES

                                                       PERCENTAGE APPLIED
                                                        AGAINST PURCHASE
                                                         PAYMENT BEING
       AGE OF PURCHASE PAYMENT BEING WITHDRAWN             WITHDRAWN
       ------------------------------------------------------------------
        Less than one year old                                7.0%
        1 year old or older, but not yet 2 years old          7.0%
        2 years old or older, but not yet 3 years old         6.0%
        3 years old or older, but not yet 4 years old         6.0%
        4 years old or older, but not yet 5 years old         5.0%
        5 years old or older, but not yet 6 years old         5.0%
        6 years old or older, but not yet 7 years old         5.0%
        7 years old, or older                                 0.0%

                                    L SERIES

                                                       PERCENTAGE APPLIED
                                                        AGAINST PURCHASE
                                                         PAYMENT BEING
       AGE OF PURCHASE PAYMENT BEING WITHDRAWN             WITHDRAWN
       ------------------------------------------------------------------
        Less than one year old                                7.0%
        1 year old or older, but not yet 2 years old          7.0%
        2 years old or older, but not yet 3 years old         6.0%
        3 years old or older, but not yet 4 years old         5.0%
        4 or more years old                                   0.0%

                                    C SERIES
        There is no CDSC or other sales load applicable to the C Series.

           ---------------------------------------------------------
              FEE/CHARGE     X SERIES  B SERIES  L SERIES  C SERIES
           ---------------------------------------------------------
           TRANSFER FEE/ 2/    $10       $10       $10       $10
           ---------------------------------------------------------

 1 The years referenced in the above CDSC tables refer to the length of time since a Purchase Payment was made (i.e., the "age" of the Purchase Payment). Contingent Deferred Sales Charges are applied against the Purchase Payment(s) being withdrawn. Thus, the appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn to determine the amount of the CDSC. For example, if with respect to the X Series on November 1, 2016 you withdrew a Purchase Payment made on August 1, 2011, that Purchase Payment would be between 5 and 6 years old, and thus subject to an 8% CDSC. Purchase Payments are withdrawn on a "first-in, first-out" basis.

 2  Currently, we deduct the fee after the 20th transfer each Annuity Year.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying portfolio annual expenses. These fees and charges are described in more detail within this prospectus.

-------------------------------------------------------------------------------------------------------------------
                                            PERIODIC FEES AND CHARGES
-------------------------------------------------------------------------------------------------------------------
    FEE/CHARGE             X SERIES                B SERIES                L SERIES                C SERIES
ANNUAL MAINTENANCE  Lesser of $30 or 2% of  Lesser of $30 or 2% of  Lesser of $30 or 2% of  Lesser of $30 or 2% of
FEE /3,5/               Account Value           Account Value           Account Value           Account Value

          ---------------------------------------------------------------------------
                   ANNUALIZED INSURANCE FEES/CHARGES /4/

          (assessed as a percentage of the daily net assets of the Sub-accounts)
          ---------------------------------------------------------------------------
              FEE/CHARGE          X SERIES     B SERIES     L SERIES     C SERIES
          MORTALITY & EXPENSE
          RISK CHARGE:
          DURING FIRST 9
          ANNUITY YEARS            1.70%        1.15%        1.55%        1.60%
          ---------------------------------------------------------------------------
          AFTER 9/TH/ ANNUITY
          YEAR                     1.15%        1.15%        1.15%        1.15%
          ---------------------------------------------------------------------------
          ADMINISTRATION
          CHARGE                   0.15%        0.15%        0.15%        0.15%
          ---------------------------------------------------------------------------
          TOTAL ANNUALIZED
          INSURANCE FEES/
          CHARGES:
          DURING FIRST 9
          ANNUITY YEARS/ 4,5/      1.85%        1.30%        1.70%        1.75%
          ---------------------------------------------------------------------------
          AFTER 9/TH/ ANNUITY
          YEAR/ 4,5/               1.30%        1.30%        1.30%        1.30%
          ---------------------------------------------------------------------------

 3 Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000.
 4 The Insurance Charge is the combination of Mortality & Expense Risk Charge and the Administration Charge.
    For the X Series, C Series, and L Series, on the Valuation Day immediately following the 9/th/ Annuity Anniversary, the Mortality & Expense Risk Charge drops to 1.15% annually (the B Series is a constant 1.15% annually).
 5 For Beneficiaries who elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value and is only applicable if Account Value is less than $25,000 at the time the fee is assessed. For Beneficiaries who elect the Beneficiary Continuation Option, the Mortality and Expense and Administration Charges do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. The next four columns show the total expenses you would pay for each class of Annuity if you purchased the relevant optional benefit. More specifically, these columns show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges (during the first 9 Annuity Years) applicable to the Annuity class (as shown in the prior table). Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

------------------------------------------------------------------------------------------------------------
                                YOUR OPTIONAL BENEFIT FEES AND CHARGES
------------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT             ANNUALIZED       TOTAL         TOTAL         TOTAL         TOTAL
                                        OPTIONAL     ANNUALIZED    ANNUALIZED    ANNUALIZED    ANNUALIZED
                                       BENEFIT FEE/  CHARGE /7/    CHARGE /7/    CHARGE /7/    CHARGE /7/
                                       CHARGE /6/    FOR X SERIES  FOR B SERIES  FOR L SERIES  FOR C SERIES
------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME INCOME AND
SPOUSAL HIGHEST DAILY LIFETIME INCOME
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)

MAXIMUM CHARGE /8/                        1.50%        1.85%         1.30%         1.70%         1.75%
                                                       +1.50%        +1.50%        +1.50%        +1.50%
CURRENT CHARGE                            0.95%        1.85%         1.30%         1.70%         1.75%
                                                       +0.95%        +0.95%        +0.95%        +0.95%
------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 6 PLUS
INCOME (ASSESSED AGAINST GREATER OF
ACCOUNT VALUE AND PROTECTED
WITHDRAWAL VALUE)

MAXIMUM CHARGE /8/                        1.50%        1.85%         1.30%         1.70%         1.75%
                                                       +1.50%        +1.50%        +1.50%        +1.50%
CURRENT CHARGE                            0.85%        1.85%         1.30%         1.70%         1.75%
                                                       +0.85%        +0.85%        +0.85%        +0.85%
------------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
INCOME
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)

MAXIMUM CHARGE /8/                        1.50%        1.85%         1.30%         1.70%         1.75%
                                                       +1.50%        +1.50%        +1.50%        +1.50%
CURRENT CHARGE                            0.95%        1.85%         1.30%         1.70%         1.75%
                                                       +0.95%        +0.95%        +0.95%        +0.95%
------------------------------------------------------------------------------------------------------------
GUARANTEED RETURN OPTION PLUS II (GRO
PLUS II) CHARGE /9/                       0.60%        2.45%         1.90%         2.30%         2.35%
(ASSESSED AS A PERCENTAGE OF THE
AVERAGE DAILY NET ASSETS OF THE
SUB-ACCOUNTS)
------------------------------------------------------------------------------------------------------------
HIGHEST DAILY GUARANTEED RETURN
OPTION II (HD GRO II) CHARGE /9/          0.60%        2.45%         1.90%         2.30%         2.35%
(ASSESSED AS A PERCENTAGE OF THE
AVERAGE DAILY NET ASSETS OF THE
SUB-ACCOUNTS)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                YOUR OPTIONAL BENEFIT FEES AND CHARGES
------------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT             ANNUALIZED       TOTAL         TOTAL         TOTAL         TOTAL
                                        OPTIONAL     ANNUALIZED    ANNUALIZED    ANNUALIZED    ANNUALIZED
                                       BENEFIT FEE/  CHARGE /7/    CHARGE /7/    CHARGE /7/    CHARGE /7/
                                       CHARGE /6/    FOR X SERIES  FOR B SERIES  FOR L SERIES  FOR C SERIES
------------------------------------------------------------------------------------------------------------
HIGHEST ANNIVERSARY VALUE DEATH
BENEFIT ("HAV") CHARGE /9/                0.40%         2.25%         1.70%         2.10%         2.15%
(ASSESSED AS A PERCENTAGE OF THE
AVERAGE DAILY NET ASSETS OF THE
SUB-ACCOUNTS)
------------------------------------------------------------------------------------------------------------

 6 The charge for each of Highest Daily Lifetime Income, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus is assessed against the greater of Account Value and the Protected Withdrawal Value (PWV). PWV is described in the Living Benefits section of this prospectus. The charge for each of GRO Plus II, Highest Daily GRO II, and Highest Anniversary Value Death Benefit is assessed as a percentage of the average daily net assets of the Sub-accounts.

 7  HOW THE OPTIONAL BENEFIT FEES AND CHARGES ARE DETERMINED:

    For Highest Daily Lifetime Income, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus:
    The charge is taken out of the Sub-accounts. For B Series, in all Annuity Years, the current optional benefit charge is in addition to the 1.30% annualized charge of amounts invested in the Sub-accounts. For each of the L Series, X Series, and C Series the annualized charge for the base Annuity drops after Annuity Year 9 as described below:
    Highest Daily Lifetime Income and Spousal Highest Daily Lifetime Income:
    0.95% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
    Highest Daily Lifetime 6 Plus: 0.85% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after Annuity Year 9.
    Spousal Highest Daily Lifetime 6 Plus: 0.95% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after Annuity Year 9.
    For GRO Plus II and Highest Daily GRO II: For B Series, the optional benefit charge plus base Annuity charge is 1.90% in all Annuity Years. In the case of L Series, X Series, and C Series, the optional benefit charge plus base Annuity charge drops to 1.90% after the 9th Annuity Year.
    Highest Anniversary Value Death Benefit: For B Series, the optional benefit charge plus base Annuity charge is 1.70% in all Annuity Years. In the case of the L Series, X Series, and C Series, the optional benefit charge plus base Annuity charge drops to 1.70% after the 9th Annuity Year.
 8 We reserve the right to increase the charge to the maximum charge indicated, upon any step-up under the benefit. We also reserve the right to increase the charge to the maximum charge indicated if you elect or re-add the benefit post-issue.
 9 Because there is no higher charge to which we could increase the current charge, the current charge and maximum charge are one and the same. Thus, so long as you retain the benefit, we cannot increase your charge for the benefit.




 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2011 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.



              ----------------------------------------------------
                  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
              ----------------------------------------------------
                                                 MINIMUM  MAXIMUM
              ----------------------------------------------------
              TOTAL PORTFOLIO OPERATING EXPENSE  0.62%    1.66%
              ----------------------------------------------------



 The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2011, except as noted and except if the underlying Portfolio's inception date is subsequent to December 31, 2011. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life of New Jersey with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.

--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2011
                          ------------------------------------------------------------------------------------------------------
       UNDERLYING                                                                               Total
       PORTFOLIO                                                       Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                            Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                          Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 AST Academic Strategies
  Asset Allocation          0.72%     0.07%      0.00%        0.05%       0.01%       0.68%     1.53%       0.00%       1.53%
 AST Advanced Strategies    0.85%     0.14%      0.00%        0.00%       0.00%       0.03%     1.02%       0.00%       1.02%
 AST Balanced Asset
  Allocation                0.15%     0.01%      0.00%        0.00%       0.00%       0.85%     1.01%       0.00%       1.01%
 AST BlackRock Global
  Strategies                1.00%     0.15%      0.00%        0.00%       0.00%       0.02%     1.17%       0.00%       1.17%
 AST BlackRock Value        0.85%     0.12%      0.00%        0.00%       0.00%       0.00%     0.97%       0.00%       0.97%
 AST Bond Portfolio
   2017/ 1/                 0.64%     0.16%      0.00%        0.00%       0.00%       0.00%     0.80%       0.00%       0.80%
 AST Bond Portfolio
   2018/ 1/                 0.64%     0.14%      0.00%        0.00%       0.00%       0.00%     0.78%       0.00%       0.78%
 AST Bond Portfolio
   2019/ 1/                 0.64%     0.31%      0.00%        0.00%       0.00%       0.00%     0.95%       0.00%       0.95%
 AST Bond Portfolio
   2020/ 1/                 0.64%     0.32%      0.00%        0.00%       0.00%       0.00%     0.96%       0.00%       0.96%
 AST Bond Portfolio
   2021/ 1/                 0.64%     0.14%      0.00%        0.00%       0.00%       0.00%     0.78%       0.00%       0.78%
 AST Bond Portfolio
   2022/ 1/                 0.64%     0.27%      0.00%        0.00%       0.00%       0.00%     0.91%       0.00%       0.91%
 AST Bond Portfolio
   2023/ 1/                 0.64%     0.34%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST Capital Growth
  Asset Allocation          0.15%     0.01%      0.00%        0.00%       0.00%       0.88%     1.04%       0.00%       1.04%
 AST CLS Moderate Asset
  Allocation                0.30%     0.02%      0.00%        0.00%       0.00%       0.71%     1.03%       0.00%       1.03%
 AST Cohen & Steers
  Realty                    1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%       1.14%
 AST Federated
  Aggressive Growth         0.95%     0.17%      0.00%        0.00%       0.00%       0.00%     1.12%       0.00%       1.12%
 AST FI Pyramis(R) Asset
  Allocation/ 2/            0.85%     0.20%      0.00%        0.24%       0.04%       0.00%     1.33%       0.00%       1.33%
 AST First Trust
  Balanced Target           0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST First Trust Capital
  Appreciation Target       0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST Franklin Templeton
  Founding
  Funds Allocation/ 3/      0.95%     0.16%      0.00%        0.00%       0.00%       0.00%     1.11%      -0.01%       1.10%
 AST Global Real Estate     1.00%     0.18%      0.00%        0.00%       0.00%       0.00%     1.18%       0.00%       1.18%
 AST Goldman Sachs
  Concentrated Growth       0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%
 AST Goldman Sachs
  Large-Cap Value           0.75%     0.12%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%       0.87%
 AST Goldman
  Sachs Mid-Cap Growth      1.00%     0.13%      0.00%        0.00%       0.00%       0.00%     1.13%       0.00%       1.13%
 AST Goldman Sachs
  Small-Cap Value           0.95%     0.15%      0.00%        0.00%       0.00%       0.09%     1.19%       0.00%       1.19%
 AST High Yield             0.75%     0.13%      0.00%        0.00%       0.00%       0.00%     0.88%       0.00%       0.88%
 AST Horizon Growth
  Asset Allocation          0.30%     0.02%      0.00%        0.00%       0.00%       0.78%     1.10%       0.00%       1.10%
 AST Horizon
  Moderate Asset
  Allocation                0.30%     0.02%      0.00%        0.00%       0.00%       0.71%     1.03%       0.00%       1.03%
 AST International Growth   1.00%     0.15%      0.00%        0.00%       0.00%       0.00%     1.15%       0.00%       1.15%
 AST International Value    1.00%     0.15%      0.00%        0.00%       0.00%       0.00%     1.15%       0.00%       1.15%
 AST Investment
  Grade Bond/ 1/            0.64%     0.11%      0.00%        0.00%       0.00%       0.00%     0.75%       0.00%       0.75%
 AST Jennison Large-Cap
  Growth                    0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%

--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2011
                          ------------------------------------------------------------------------------------------------------
       UNDERLYING                                                                               Total
       PORTFOLIO                                                       Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                            Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                          Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST Jennison Large-Cap
  Value                     0.75%     0.12%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%       0.87%
 AST JPMorgan
  International Equity      0.88%     0.17%      0.00%        0.00%       0.00%       0.00%     1.05%       0.00%       1.05%
 AST JPMorgan Strategic
  Opportunities             1.00%     0.16%      0.00%        0.10%       0.01%       0.00%     1.27%       0.00%       1.27%
 AST Large-Cap Value        0.75%     0.12%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%       0.87%
 AST Lord Abbett Core-
  Fixed Income/ 4/          0.80%     0.13%      0.00%        0.00%       0.00%       0.00%     0.93%      -0.11%       0.82%
 AST Marsico Capital
  Growth                    0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%
 AST MFS Global Equity      1.00%     0.20%      0.00%        0.00%       0.00%       0.00%     1.20%       0.00%       1.20%
 AST MFS Growth             0.90%     0.13%      0.00%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST Mid-Cap Value          0.95%     0.14%      0.00%        0.00%       0.00%       0.00%     1.09%       0.00%       1.09%
 AST Money Market           0.50%     0.12%      0.00%        0.00%       0.00%       0.00%     0.62%       0.00%       0.62%
 AST Neuberger Berman
  Core Bond/ 5/             0.70%     0.17%      0.00%        0.00%       0.00%       0.00%     0.87%      -0.01%       0.86%
 AST Neuberger Berman
  Mid-Cap Growth            0.90%     0.13%      0.00%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST Neuberger Berman/
  LSV Mid-Cap Value         0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%       1.04%
 AST New Discovery Asset
  Allocation/ 6/            0.85%     0.26%      0.00%        0.00%       0.00%       0.00%     1.11%      -0.03%       1.08%
 AST Parametric Emerging
  Markets Equity            1.10%     0.35%      0.00%        0.00%       0.00%       0.00%     1.45%       0.00%       1.45%
 AST PIMCO Limited
  Maturity Bond             0.65%     0.13%      0.00%        0.00%       0.00%       0.00%     0.78%       0.00%       0.78%
 AST PIMCO Total Return
  Bond                      0.65%     0.12%      0.00%        0.00%       0.00%       0.00%     0.77%       0.00%       0.77%
 AST Preservation Asset
  Allocation                0.15%     0.01%      0.00%        0.00%       0.00%       0.80%     0.96%       0.00%       0.96%
 AST Prudential Core
  Bond/ 5/                  0.70%     0.14%      0.00%        0.00%       0.00%       0.00%     0.84%      -0.03%       0.81%
 AST QMA US Equity Alpha    1.00%     0.17%      0.00%        0.25%       0.24%       0.00%     1.66%       0.00%       1.66%
 AST Quantitative
  Modeling                  0.25%     0.30%      0.00%        0.00%       0.00%       0.87%     1.42%       0.00%       1.42%
 AST Schroders Global
  Tactical                  0.95%     0.14%      0.00%        0.00%       0.00%       0.15%     1.24%       0.00%       1.24%
 AST Schroders
  Multi-Asset World
  Strategies                1.10%     0.14%      0.00%        0.00%       0.00%       0.00%     1.24%       0.00%       1.24%
 AST Small-Cap Growth       0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%       1.04%
 AST Small-Cap Value        0.90%     0.14%      0.00%        0.00%       0.00%       0.03%     1.07%       0.00%       1.07%
 AST T. Rowe Price Asset
  Allocation                0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST T. Rowe Price
  Equity Income             0.75%     0.16%      0.00%        0.00%       0.00%       0.00%     0.91%       0.00%       0.91%
 AST T. Rowe Price
  Global Bond               0.80%     0.18%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST T. Rowe Price
  Large- Cap Growth         0.88%     0.12%      0.00%        0.00%       0.00%       0.00%     1.00%       0.00%       1.00%

-----------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                             (as a percentage of the average net assets of the underlying Portfolios)
-----------------------------------------------------------------------------------------------------------------------------------
                                                              For the year ended December 31, 2011
                             -------------------------------------------------------------------------------------------
        UNDERLYING                                                                                 Total
        PORTFOLIO                                                         Broker Fees  Acquired   Annual    Contractual
                                                               Dividend   and Expenses Portfolio Portfolio  Fee Waiver
                             Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense
                                Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement
-------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST T. Rowe Price Natural
  Resources                    0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%
 AST Wellington
  Management Hedged
  Equity                       1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%
 AST Western Asset Core
  Plus Bond                    0.70%     0.13%      0.00%        0.00%       0.00%       0.00%     0.83%       0.00%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON
 VARIABLE INSURANCE
 PRODUCTS TRUST/ 7/
 Franklin Templeton VIP
  Founding Funds
  Allocation Fund - Class 4    0.00%     0.11%      0.35%        0.00%       0.00%       0.65%     1.11%       0.01%


-----------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                             (as a percentage of the average net assets of the underlying Portfolios)
-----------------------------------------------------------------------------------------------------------------------------------

                             -----------
        UNDERLYING
        PORTFOLIO            Net Annual
                                Fund
                             Operating
                              Expenses
---------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST T. Rowe Price Natural
  Resources                    1.04%
 AST Wellington
  Management Hedged
  Equity                       1.14%
 AST Western Asset Core
  Plus Bond                    0.83%
---------------------------------------

---------------------------------------
FRANKLIN TEMPLETON
 VARIABLE INSURANCE
 PRODUCTS TRUST/ 7/
 Franklin Templeton VIP
  Founding Funds
  Allocation Fund - Class 4    1.10%



 1 The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.00% of the Portfolio's average daily net assets through April 30, 2013. This arrangement may not be terminated or modified prior to April 30, 2013, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after April 30, 2013 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 2  Pyramis is a registered service mark of FMR LLC. Used under license.
 3 The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, underlying fund fees and expenses, and extraordinary expenses) for the Portfolio do not exceed 1.10% of the average daily net assets of the Portfolio through June 30, 2014. This expense limitation may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter.
 4 The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fee, so that the effective management fee rate paid by the Portfolio is as follows: 0.70% to $500 million of average daily net assets; 0.675% over $500 million in average daily net assets up to and including $1 billion in average daily net assets; and 0.65% over $1 billion in average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2014, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 5 Prudential Investments LLC and AST Investment Services, Inc. (together, the Investment Managers) have contractually agreed to waive a portion of their investment management fees so that the Portfolio's investment management fee would equal 0.70% of the Portfolio's first $500 million of average daily net assets, 0.675% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.65% of the Portfolio's average daily net assets in excess of $1 billion through May 1, 2014. This contractual investment management fee waiver may not be terminated or modified prior to May 1, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after May 1, 2014 will be subject to review by the Investment Managers and the Board of Trustees of the Trust.
 6 The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses, so that the investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, acquired fund fees and expenses, and extraordinary expenses) for the Portfolio do not exceed 1.08% of its average daily net assets through June 30, 2013. This expense limitation may not be terminated or modified prior to June 30, 2013, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the expense limitation after June 30, 2013 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 7 The Fund's administrator has contractually agreed to waive or limit its fee and to assume as its own expense certain expenses of the Fund so that common annual Fund operating expenses (i.e., a combination of fund administration fees and other expenses, but excluding Rule 12b-1 fees and acquired fund fees and expenses) do not exceed 0.10% (other than certain non-routine expenses or costs, including, but not limited to, those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2013. The Fund does not pay management fees but will directly bear its proportionate share of any management fees and other expenses paid by the underlying funds (or "acquired funds") in which it invests. Acquired funds' estimated fees and expenses are based on the acquired funds' annualized expenses. The Fund is not available as an investment option to Owners who purchase an Annuity on or after April 30, 2012. Owners who have purchased an Annuity prior to April 30, 2012 and have invested in the Fund at any time since they have owned their Annuity, may continue to allocate Purchase Payments to the Fund after this date, including through Dollar Cost Averaging, Automatic Rebalancing, or comparable programs. However, Owners should be aware that all monies that they have invested in the Fund are scheduled to be transferred to the AST Franklin Templeton Founding Funds Allocation Portfolio by way of a fund substitution anticipated to take place in June 2012, pending the receipt of the necessary regulatory approvals. Once the fund substitution is completed, the Fund will no longer be available for investments by any Owners.

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in one Pruco Life of New Jersey Annuity with the cost of investing in other Pruco Life of New Jersey Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges."
   .   Insurance Charge
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee
   .   Optional benefit fees, as described below

 The examples also assume the following for the period shown:

   . You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses for 2011, and those expenses remain the same each year*

   .   For each charge, we deduct the maximum charge rather than the current charge
   .   You make no withdrawals of Account Value
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elect the Highest Daily Lifetime Income or the Spousal Highest Daily Lifetime Income Benefit and the HAV Death Benefit (which is the maximum combination of optional benefit charges)
   . For the X Series example, no Purchase Credit is granted under the Annuity. If Purchase Credits were reflected in the calculations, expenses would be higher, because the charges would have been applied to a larger Account Value.

 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all Portfolios offered as Sub-accounts may be available depending on optional benefit selection and selling firm.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 EXPENSE EXAMPLES ARE PROVIDED AS FOLLOWS:

 If you surrender your Annuity at the end of the applicable time period:

                                1 YR  3 YRS  5 YRS  10 YRS
                     -------------------------------------
                     X SERIES  $1,470 $2,632 $3,723 $6,037
                     -------------------------------------
                     B SERIES  $1,218 $2,181 $3,183 $5,620
                     -------------------------------------
                     L SERIES  $1,256 $2,291 $2,858 $5,926
                     -------------------------------------
                     C SERIES    $561 $1,705 $2,880 $5,963
                     -------------------------------------

 If you do not surrender your Annuity, or if you annuitize your Annuity:

                                1 YR 3 YRS  5 YRS  10 YRS
                      -----------------------------------
                      X SERIES  $570 $1,732 $2,923 $6,037
                      -----------------------------------
                      B SERIES  $518 $1,581 $2,683 $5,620
                      -----------------------------------
                      L SERIES  $556 $1,691 $2,858 $5,926
                      -----------------------------------
                      C SERIES  $561 $1,705 $2,880 $5,963
                      -----------------------------------

 PLEASE SEE APPENDIX A FOR A TABLE OF ACCUMULATION UNIT VALUES.

                                    SUMMARY

 This Summary describes key features of the Annuities offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing an Annuity. You should read the entire prospectus for a complete description of the Annuities. Your Financial Professional can also help you if you have questions.

 THE ANNUITY: The variable annuity contract issued by Pruco Life of New Jersey is a contract between you, the Owner, and Pruco Life of New Jersey, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the contract.

 The Annuity offers various investment portfolios. With the help of your Financial Professional, you choose how to invest your money within your Annuity. Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in "underlying" mutual funds.

 This prospectus describes four different Annuities. The Annuities differ primarily in the fees and charges deducted and whether the Annuity provides Purchase Credits in certain circumstances. With the help of your Financial Professional, you choose the Annuity based on your time horizon, liquidity needs, and desire for Purchase Credits.

 Please see Appendix B "Selecting the Variable Annuity That's Right For You," for a side-by-side comparison of the key features of each of these Annuities.

 GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU, GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.

 PURCHASE: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your Financial Professional to complete an application.

                  ANNUITY   MAXIMUM AGE FOR  MINIMUM INITIAL
                            INITIAL PURCHASE PURCHASE PAYMENT
                  -------------------------------------------
                  X SERIES         80            $10,000
                  -------------------------------------------
                  B SERIES         85             $1,000
                  -------------------------------------------
                  L SERIES         85            $10,000
                  -------------------------------------------
                  C SERIES         85            $10,000
                  -------------------------------------------

 The "Maximum Age for Initial Purchase" applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For Annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life.

 After you purchase your Annuity, you will have a limited period of time during which you may cancel (or "Free Look") the purchase of your Annuity. Your request for a Free Look must be received in Good Order.

 Please see "Requirements for Purchasing the Annuity" for more detail.

 INVESTMENT OPTIONS: You may choose from a variety of variable Investment Options ranging from conservative to aggressive. Certain optional benefits may limit your ability to invest in the variable Investment Options otherwise available to you under the Annuity. Each of the underlying mutual funds is described in its own prospectus, which you should read before investing. There is no assurance that any variable Investment Option will meet its investment objective.

 Please see "Investment Options," and "Managing Your Account Value" for information.

 ACCESS TO YOUR MONEY: You can receive income by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax, and may be subject to a Contingent Deferred Sales Charge (discussed below). You may withdraw up to 10% of your Purchase Payments each year without being subject to a Contingent Deferred Sales Charge.

 You may elect to receive income through annuity payments over your lifetime, also called "Annuitization". If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs.

 Please see "Access to Account Value" and "Annuity Options" for more information.

 OPTIONAL LIVING BENEFITS

 GUARANTEED LIFETIME WITHDRAWAL BENEFITS. We offer optional living benefits, for an additional charge, that guarantee your ability to take withdrawals for life as a percentage of "Protected Withdrawal Value", even if your Account Value falls to zero. The Protected Withdrawal Value is not the same as your Account Value, and it is not available for a lump sum withdrawal. The Account Value has no guarantees, may fluctuate, and can lose value. If you withdraw more than the allowable amount during any year (referred to "Excess Income"), your future level of guaranteed withdrawals decreases. If you wish to withdraw Excess Income but are uncertain how it will impact your future level of guaranteed withdrawals, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.


 These benefits are:
..   Highest Daily Lifetime Income
..   Spousal Highest Daily Lifetime Income
..   Highest Daily Lifetime 6 Plus*
..   Spousal Highest Daily 6 Lifetime Plus*

 *  No longer available for new elections in New York

 These benefits utilize predetermined mathematical formulas to help us manage your guarantee through all market cycles. Under the pre-determined mathematical formula, your Account Value may be transferred between certain "permitted Sub-accounts" on the one hand and the AST Investment Grade Bond Sub-account on the other hand. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.

 In the Living Benefits section, we describe guaranteed minimum withdrawal benefits that allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given year (i.e., excess income), that may permanently reduce the guaranteed amount you can withdraw in future years. Thus, you should think carefully before taking such excess income.


 GUARANTEED MINIMUM ACCUMULATION BENEFITS. For Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm, we offer two optional benefits, for an additional charge, that guarantee your Account Value to a certain level after a stated period of years. As part of these benefits you may invest only in certain permitted Investment Options. These benefits each utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Under each pre-determined mathematical formula, your Account Value may be transferred between certain "permitted Sub-accounts" and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.


 These benefits are:
..   Guaranteed Return Option/SM/ Plus II*
..   Highest Daily/SM/ Guaranteed Return Option II*


 * Available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm.


 Please see "Living Benefits" for more information.

 DEATH BENEFITS: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. Each of our Annuities offers a minimum death benefit. We also offer the following optional death benefit, for an additional charge:

 Highest Anniversary Value Death Benefit

 The optional death benefit has certain age and investment restrictions. Please see "Death Benefits" for more information.

 PURCHASE CREDITS: We apply a "Purchase Credit" to your Annuity's Account Value with respect to certain Purchase Payments you make under the X Series Annuity. The Purchase Credit is equal to a percentage of each Purchase Payment. The amount of the Purchase Credit depends on your age at the time the Purchase Payment is made and the number of years that the Annuity has been in force. Because the X Series Annuity grants Purchase Credits with respect to your Purchase Payments, the expenses of the

 X Series Annuity are higher than expenses for an Annuity without a Purchase Credit. In addition, the amount of the Purchase Credits that you receive under the X Series Annuity may be more than offset by the additional fees and charges associated with the Purchase Credit.

 FEES AND CHARGES: Each Annuity, and the optional living benefit and optional death benefits, are subject to certain fees and charges, as discussed in the "Summary of Contract Fees and Charges" table in the prospectus. In addition, there are fees and expenses of the underlying Portfolios.

 WHAT DOES IT MEAN THAT MY ANNUITY IS "TAX-DEFERRED"? Variable annuities are "tax deferred", meaning you pay no taxes on any earnings from your Annuity until you withdraw the money. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age
 59 1/2, you also may be subject to a 10% federal tax penalty.

 You may also purchase one of our Annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, the Annuity has features and benefits other than tax deferral that may make it an important investment for a qualified plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract for use with a tax-qualified plan.

 MARKET TIMING: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail in the section entitled "Restrictions on Transfers Between Investment Options."

 OTHER INFORMATION: Please see the section entitled "General Information" for more information about our Annuities, including legal information about Pruco Life of New Jersey, the Separate Account, and underlying funds.

                              INVESTMENT OPTIONS

 The Investment Options under each Annuity consist of the Sub-accounts. Each Sub-account invests in an underlying portfolio whose share price generally fluctuates each Valuation Day. The portfolios that you select, among those that are available, are your choice - we do not provide investment advice, nor do we recommend any particular portfolio. You bear the investment risk for amounts allocated to the portfolios.


 As a condition of participating in the optional benefits, you may be prohibited from investing in certain Sub-accounts. We describe those restrictions below. In addition, the optional living benefits (e.g., Highest Daily Lifetime Income) employ a pre-determined mathematical formula, under which money is transferred between your chosen Sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Portfolio).

 You should be aware that the operation of the formula may result in large-scale asset flows into and out of your chosen Sub-accounts and the AST Investment Grade Bond Portfolio, which could subject those portfolios to certain risks and adversely impact their expenses and performance. Even if you do not elect an optional living benefit that employs a predetermined mathematical formula, the expenses, performance, and risk profile of your investment may be adversely impacted as described below to the extent you select Permitted Sub-accounts. The mathematical formula may adversely affect a portfolio's investment performance by requiring the sub-advisor to purchase and sell securities at inopportune times and by otherwise limiting the sub-advisor's ability to fully implement that portfolio's investment strategies. Because transfers to and from your chosen Sub-accounts and the AST Investment Grade Bond Portfolio can be frequent and the amount transferred can vary, any of these portfolios could experience the following additional effects, among others:

 (a)the sub-advisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would, which could diminish performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;
 (b)a portfolio may experience higher turnover, which could result in higher operating expense ratios and transaction costs for the portfolio compared to other similar funds; and,
 (c)if the sub-advisor must sell securities that are thinly-traded to satisfy redemption requests initiated pursuant to the formula, such sales could have a significant adverse impact on the price of such securities and the cash proceeds received by the portfolio.

 Please consult the prospectus for the applicable portfolio for additional information about these effects.


 In this section, we describe the portfolios and the investment restrictions that apply if you elect certain optional benefits.

 VARIABLE INVESTMENT OPTIONS
 Each variable Investment Option is a Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (see "Pruco Life of New Jersey and the Separate Account" for more detailed information). Each Sub-account invests exclusively in one portfolio. You should carefully read the prospectus for any portfolio in which you are interested. The Investment Objectives/Policies Chart below classifies each of the portfolios based on our assessment of their investment style. The chart also provides a description of each portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you.

 Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection. Thus, if you selected particular optional benefits, you would be precluded from investing in certain portfolios and therefore would not receive investment appreciation (or depreciation) affecting those portfolios. Please see the Additional Information, under the heading concerning "Service Fees Payable to Pruco Life of New Jersey" for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates.

 The portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the portfolio may have been modeled after at its inception. Conversely, certain retail mutual funds may be managed by the same portfolio advisor or sub-advisor of a Portfolio available as a Sub-account or have a similar name. While the investment objective and policies of the retail mutual funds and the portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the portfolios are found in the prospectuses for the portfolios. THE CURRENT PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE UNDERLYING PORTFOLIOS CAN BE OBTAINED BY CALLING 1-888-PRU-2888. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

 The name of the advisor/sub-advisor for each portfolio appears next to the description. Those portfolios whose name includes the prefix "AST" are portfolios of the Advanced Series Trust. The portfolios of the Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey. However, one or more sub-advisors, as noted below, is engaged to conduct day-to-day management.

 You may select portfolios individually, create your own combination of portfolios, or select from among combinations of portfolios that we have created called "Prudential Portfolio Combinations." Under Prudential Portfolio Combinations, each Portfolio Combination consists of several asset allocation portfolios, each of which represents a specified percentage of your allocations. If you elect to invest according to one of these Portfolio Combinations, we will allocate your initial Purchase Payment among the Sub-accounts within the Portfolio Combination according to the percentage allocations. You may elect to allocate additional Purchase Payments according to the composition of the Portfolio Combination, although if you do not make such an explicit election, we will allocate additional Purchase Payments as discussed below under "Additional Purchase Payments." Once you have selected a Portfolio Combination, we will not rebalance your Account Value to take into account differences in performance among the Sub-accounts. This is a static, point of sale model allocation. Over time, the percentages in each asset allocation portfolio may vary from the Portfolio Combination you selected when you purchased your Annuity based on the performance of each of the portfolios within the Portfolio Combination. However, you may elect to participate in an automatic rebalancing program, under which we would transfer Account Value periodically so that your Account Value allocated to the Sub-accounts is brought back to the exact percentage allocations stipulated by the Portfolio Combination you elected. Please see "Automatic Rebalancing Programs" below for details about how such a program operates. If you are participating in an optional living benefit (such as Highest Daily Lifetime Income) that uses a pre-determined mathematical formula, under which your Account Value may be transferred between "Permitted Sub-accounts" and a bond portfolio sub-account, and you have opted for automatic rebalancing in addition to Prudential Portfolio Combinations, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that existed originally as part of Prudential Portfolio Combinations.

 If you are interested in a Portfolio Combination, you should work with your Financial Professional to select the Portfolio Combination that is appropriate for you, in light of your investment time horizon, investment goals and expectations and market risk tolerance, and other relevant factors. In providing these Portfolio Combinations, we are not providing investment advice. You are responsible for determining which Portfolio Combination or Sub-account(s) is best for you. Asset allocation does not ensure a profit or protect against a loss.

        INVESTMENT OBJECTIVES/POLICIES       STYLE/        PORTFOLIO
                                             TYPE          ADVISOR/
                                                          SUBADVISOR
    -----------------------------------------------------------------------
            ADVANCED SERIES TRUST
    -----------------------------------------------------------------------
     AST ACADEMIC STRATEGIES ASSET          ASSET        AlphaSimplex
     ALLOCATION PORTFOLIO: seeks long       ALLOCA      Group, LLC; AQR
     term capital appreciation. The         TION            Capital
     Portfolio is a multi-asset class                   Management, LLC
     fund that pursues both top-down                   and CNH Partners,
     asset allocation strategies and                         LLC;
     bottom-up selection of securities,                  CoreCommodity
     investment managers, and mutual                   Management, LLC;
     funds. Under normal circumstances,                 First Quadrant,
     approximately 60% of the assets will               L.P.; Jennison
     be allocated to traditional asset                  Associates LLC;
     classes (including US and                            J.P. Morgan
     international equities and bonds)                    Investment
     and approximately 40% of the assets               Management, Inc.;
     will be allocated to nontraditional               Pacific Investment
     asset classes and strategies                         Management
     (including real estate, commodities,                 Company LLC
     and alternative strategies). Those                    (PIMCO);
     percentages are subject to change at                 Prudential
     the discretion of the advisor.                    Investments LLC;
                                                         Quantitative
                                                          Management
                                                        Associates LLC
    -----------------------------------------------------------------------
     AST ADVANCED STRATEGIES PORTFOLIO:     ASSET          LSV Asset
     seeks a high level of absolute         ALLOCA        Management;
     return by using traditional and        TION        Marsico Capital
     non-traditional investment                        Management, LLC;
     strategies and by investing in                    Pacific Investment
     domestic and foreign equity and                      Management
     fixed-income securities, derivative                  Company LLC
     instruments and other investment                      (PIMCO);
     companies. The Portfolio uses                       Quantitative
     traditional and non-traditional                      Management
     investment strategies by investing                 Associates LLC;
     in domestic and foreign equity and                  T. Rowe Price
     fixed-income securities, derivative               Associates, Inc.;
     instruments and other investment                   William Blair &
     companies. The asset allocation                     Company, LLC
     generally provides for an allotment
     of 60% of the portfolio's assets to
     a combination of domestic and
     international equity strategies and
     the remaining 40% of assets in a
     combination of U.S. fixed income,
     hedged international bond, real
     return assets and other investment
     companies. Quantitative Management
     Associates LLC allocates the assets
     of the portfolio across different
     investment categories and
     subadvisors.
    -----------------------------------------------------------------------
     AST BALANCED ASSET ALLOCATION          ASSET         Prudential
     PORTFOLIO: seeks to obtain the         ALLOCA     Investments LLC;
     highest potential total return         TION         Quantitative
     consistent with its specified level                  Management
     of risk. The Portfolio primarily                   Associates LLC
     invests its assets in a diversified
     portfolio of other mutual funds,
     within the Advanced Series Trust and
     certain affiliated money market
     funds. Under normal market
     conditions, the Portfolio will
     devote approximately 60% of its net
     assets to underlying portfolios
     investing primarily in equity
     securities (with a range of 52.5% to
     67.5%), and 40% of its net assets to
     underlying portfolios investing
     primarily in debt securities and
     money market instruments (with a
     range of 32.5% to 47.5%). The
     Portfolio is not limited to
     investing exclusively in shares of
     the underlying portfolios and may
     invest in securities, exchange
     traded funds (ETFs), and futures
     contracts, swap agreements and other
     financial and derivative instruments.
    -----------------------------------------------------------------------
     AST BLACKROCK GLOBAL STRATEGIES        ASSET          BlackRock
     PORTFOLIO: seeks a high total return   ALLOCA         Financial
     consistent with a moderate level of    TION       Management, Inc.
     risk. The Portfolio is a global,
     multi asset-class portfolio that
     invests directly in, among other
     things, equity and equity-related
     securities, investment grade debt
     securities (including, without
     limitation, U.S. Treasuries and U.S.
     government securities),
     non-investment grade bonds (also
     known as "high yield bonds" or "junk
     bonds"), real estate investment
     trusts (REITs), exchange traded
     funds (ETFs), and derivative
     instruments, including
     commodity-linked derivative
     instruments.
    -----------------------------------------------------------------------

         INVESTMENT OBJECTIVES/POLICIES      STYLE/        PORTFOLIO
                                              TYPE         ADVISOR/
                                                          SUBADVISOR
     ---------------------------------------------------------------------
      AST BLACKROCK VALUE PORTFOLIO: seeks  LARGE CAP      BlackRock
      maximum growth of capital by            VALUE       Investment
      investing primarily in the value                  Management, LLC
      stocks of larger companies. The
      Portfolio pursues its objective,
      under normal market conditions, by
      investing at least 80% of the value
      of its assets in the equity
      securities of large-sized companies
      included in the Russell 1000(R)
      Value Index. The subadvisor employs
      an investment strategy designed to
      maintain a portfolio of equity
      securities which approximates the
      market risk of those stocks included
      in the Russell 1000(R) Value Index,
      but which attempts to outperform the
      Russell 1000(R) Value Index through
      active stock selection.
     ---------------------------------------------------------------------
      AST BOND PORTFOLIO 2017: seeks the      FIXED       Prudential
      highest total return for a specific    INCOME       Investment
      period of time, consistent with the               Management, Inc.
      preservation of capital and
      liquidity needs. Total return is
      comprised of current income and
      capital appreciation. Under normal
      market conditions, the Portfolio
      invests at least 80% of its
      investable assets in bonds. The
      Portfolio is designed to meet the
      parameters established to support
      certain living benefits for variable
      annuities that mature on
      December 31, 2017. Please note that
      you may not make purchase payments
      to this Portfolio, and that this
      Portfolio is available only with
      certain living benefits.
     ---------------------------------------------------------------------
      AST BOND PORTFOLIO 2018: seeks the      FIXED       Prudential
      highest total return for a specific    INCOME       Investment
      period of time, consistent with the               Management, Inc.
      preservation of capital and
      liquidity needs. Total return is
      comprised of current income and
      capital appreciation. Under normal
      market conditions, the Portfolio
      invests at least 80% of its
      investable assets in bonds. The
      Portfolio is designed to meet the
      parameters established to support
      certain living benefits for variable
      annuities that mature on
      December 31, 2018. Please note that
      you may not make purchase payments
      to this Portfolio, and that this
      Portfolio is available only with
      certain living benefits.
     ---------------------------------------------------------------------
      AST BOND PORTFOLIO 2019: seeks the      FIXED       Prudential
      highest total return for a specific    INCOME       Investment
      period of time, consistent with the               Management, Inc.
      preservation of capital and
      liquidity needs. Total return is
      comprised of current income and
      capital appreciation. Under normal
      market conditions, the Portfolio
      invests at least 80% of its
      investable assets in bonds. The
      Portfolio is designed to meet the
      parameters established to support
      certain living benefits for variable
      annuities that mature on
      December 31, 2019. Please note that
      you may not make purchase payments
      to this Portfolio, and that this
      Portfolio is available only with
      certain living benefits.
     ---------------------------------------------------------------------
      AST BOND PORTFOLIO 2020: seeks the      FIXED       Prudential
      highest total return for a specific    INCOME       Investment
      period of time, consistent with the               Management, Inc.
      preservation of capital and
      liquidity needs. Total return is
      comprised of current income and
      capital appreciation. Under normal
      market conditions, the Portfolio
      invests at least 80% of its
      investable assets in bonds. The
      Portfolio is designed to meet the
      parameters established to support
      certain living benefits for variable
      annuities that mature on
      December 31, 2020. Please note that
      you may not make purchase payments
      to this Portfolio, and that this
      Portfolio is available only with
      certain living benefits.
     ---------------------------------------------------------------------
      AST BOND PORTFOLIO 2021: seeks the      FIXED       Prudential
      highest total return for a specific    INCOME       Investment
      period of time, consistent with the               Management, Inc.
      preservation of capital and
      liquidity needs. Total return is
      comprised of current income and
      capital appreciation. Under normal
      market conditions, the Portfolio
      invests at least 80% of its
      investable assets in bonds. The
      Portfolio is designed to meet the
      parameters established to support
      certain living benefits for variable
      annuities that mature on
      December 31, 2021. Please note that
      you may not make purchase payments
      to this Portfolio, and that this
      Portfolio is available only with
      certain living benefits.
     ---------------------------------------------------------------------
      AST BOND PORTFOLIO 2022: seeks the      FIXED       Prudential
      highest total return for a specific    INCOME       Investment
      period of time, consistent with the               Management, Inc.
      preservation of capital and
      liquidity needs. Total return is
      comprised of current income and
      capital appreciation. Under normal
      market conditions, the Portfolio
      invests at least 80% of its
      investable assets in bonds. The
      Portfolio is designed to meet the
      parameters established to support
      certain living benefits for variable
      annuities that mature on
      December 31, 2022. Please note that
      you may not make purchase payments
      to this Portfolio, and that this
      Portfolio is available only with
      certain living benefits.
     ---------------------------------------------------------------------
      AST BOND PORTFOLIO 2023: seeks the      FIXED       Prudential
      highest total return for a specific    INCOME       Investment
      period of time, consistent with the               Management, Inc.
      preservation of capital and
      liquidity needs. Total return is
      comprised of current income and
      capital appreciation. Under normal
      market conditions, the Portfolio
      invests at least 80% of its
      investable assets in bonds. The
      Portfolio is designed to meet the
      parameters established to support
      certain living benefits for variable
      annuities that mature on
      December 31, 2023. Please note that
      you may not make purchase payments
      to this Portfolio, and that this
      Portfolio is available only with
      certain living benefits.
     ---------------------------------------------------------------------

       INVESTMENT OBJECTIVES/POLICIES       STYLE/          PORTFOLIO
                                             TYPE           ADVISOR/
                                                           SUBADVISOR
   --------------------------------------------------------------------------
    AST CAPITAL GROWTH ASSET ALLOCATION      ASSET         Prudential
    PORTFOLIO: seeks to obtain a total      ALLOCA-     Investments LLC;
    return consistent with its specified     TION         Quantitative
    level of risk. The Portfolio                           Management
    primarily invests its assets in a                    Associates LLC
    diversified portfolio of other
    mutual funds, within the Advanced
    Series Trust and certain affiliated
    money market funds. Under normal
    market conditions, the Portfolio
    will devote approximately 75% of its
    net assets to underlying portfolios
    investing primarily in equity
    securities (with a range of 67.5% to
    80%), and 25% of its net assets to
    underlying portfolios investing
    primarily in debt securities and
    money market instruments (with a
    range of 20.0% to 32.5%). The
    Portfolio is not limited to
    investing exclusively in shares of
    the underlying portfolios and may
    invest in securities, exchange
    traded funds (ETFs), and futures
    contracts, swap agreements and other
    financial and derivative instruments.
   --------------------------------------------------------------------------
    AST CLS MODERATE ASSET ALLOCATION        ASSET      CLS Investments,
    PORTFOLIO: seeks the highest            ALLOCA-            LLC
    potential total return consistent        TION
    with its specified level of risk
    tolerance. Under normal
    circumstances, at least 90% of the
    Portfolio's assets will be invested
    in other portfolios of Advanced
    Series Trust (the underlying
    portfolios) while no more than 10%
    of the Portfolio's assets may be
    invested in exchange traded funds
    (ETFs). Under normal market
    conditions, the Portfolio will
    invest approximately 50% of its net
    assets to equity securities and
    approximately 50% of its net assets
    to debt securities and money market
    instruments. The equity portion may
    range from 40% to 60% of net assets
    to underlying portfolios and ETFs
    investing primarily in equity
    securities, and from 40% to 60% of
    net assets to underlying portfolios
    and ETFs investing primarily in
    money market instruments and debt
    securities, which may include
    non-investment grade bonds.
    "Non-investment grade bonds" are
    commonly referred to as "junk bonds".
   --------------------------------------------------------------------------
    AST COHEN & STEERS REALTY PORTFOLIO:   SPECIALTY     Cohen & Steers
    seeks to maximize total return                           Capital
    through investment in real estate                   Management, Inc.
    securities. The Portfolio pursues
    its investment objective by
    investing, under normal
    circumstances, at least 80% of its
    net assets in securities issued by
    companies associated with the real
    estate industry, such as real estate
    investment trusts (REITs). Under
    normal circumstances, the Portfolio
    will invest substantially all of its
    assets in the equity securities of
    real estate related issuers, i.e., a
    company that derives at least 50% of
    its revenues from the ownership,
    construction, financing, management
    or sale of real estate or that has
    at least 50% of its assets in real
    estate.
   --------------------------------------------------------------------------
    AST FEDERATED AGGRESSIVE GROWTH        SMALL CAP    Federated Equity
    PORTFOLIO: seeks capital growth. The    GROWTH         Management
    Portfolio pursues its investment                       Company of
    objective by investing primarily in                   Pennsylvania/
    the stocks of small companies that                  Federated Global
    are traded on national security                        Investment
    exchanges, NASDAQ stock exchange and                Management Corp.
    the over- the-counter-market. Small
    companies are defined as companies
    with market capitalizations similar
    to companies in the Russell 2000
    Index and S&P 600 Small Cap Index.
   --------------------------------------------------------------------------
    AST FI PYRAMIS(R) ASSET ALLOCATION       ASSET       Pyramis Global
    PORTFOLIO: seeks to maximize total      ALLOCA-      Advisors, LLC a
    return. In seeking to achieve the        TION           Fidelity
    Portfolio's investment objective,                      Investments
    the Portfolio's assets are allocated                     Company
    across eight uniquely specialized
    investment strategies. The Portfolio
    has five strategies that invest
    primarily in equity securities, two
    fixed-income strategies (the Broad
    Market Duration Strategy and the
    High Yield Bond Strategy), and one
    strategy designed to provide
    liquidity (the Liquidity Strategy).
   --------------------------------------------------------------------------
    AST FIRST TRUST BALANCED TARGET          ASSET     First Trust Advisors
    PORTFOLIO: seeks long-term capital      ALLOCA-           L.P.
    growth balanced by current income.       TION
    The Portfolio seeks to achieve its
    objective by investing approximately
    65% of its net assets in equity
    securities and approximately 35% of
    its net assets in fixed- income
    securities as of the annual security
    selection date. Depending on market
    conditions, the equity portion may
    range between 60-70% of the
    Portfolio's net assets and the
    fixed-income portion may range
    between 30-40% of the Portfolio's
    net assets. The revised allocations
    do not take into account the
    potential investment of up to 5% of
    the Portfolio's assets in the
    "liquidity" investment sleeve. In
    seeking to achieve its investment
    objective, the Portfolio allocates
    its assets across multiple uniquely
    specialized investment strategies.
    On or about the annual selection
    date (currently March 1 under normal
    circumstances), the Portfolio
    establishes both the percentage
    allocations among the various
    investment strategies under normal
    circumstances and the percentage
    allocation of each security's
    position within each of the
    investment strategies that invest
    primarily in equity securities.
   --------------------------------------------------------------------------



 Pyramis is a registered service mark of FMR LLC. Used under license.

       INVESTMENT OBJECTIVES/POLICIES      STYLE/          PORTFOLIO
                                            TYPE           ADVISOR/
                                                          SUBADVISOR
   -------------------------------------------------------------------------
    AST FIRST TRUST CAPITAL APPRECIATION    ASSET     First Trust Advisors
    TARGET PORTFOLIO: seeks long-term      ALLOCA-           L.P.
    capital growth. The Portfolio seeks     TION
    to achieve its objective by
    investing approximately 80% of its
    net assets in equity securities and
    approximately 20% of its net assets
    in fixed-income securities as of the
    annual security selection date.
    Depending on market conditions, the
    equity portion may range between
    75-85% of the Portfolio's net assets
    and the fixed- income portion may
    range between 15-25% of the
    Portfolio's net assets. The revised
    allocations do not take into account
    the potential investment of up to 5%
    of the Portfolio's assets in the
    "liquidity" investment sleeve. In
    seeking to achieve its investment
    objective, the Portfolio allocates
    its assets across multiple uniquely
    specialized investment strategies.
    On or about the annual selection
    date (currently March 1 under normal
    circumstances), the Portfolio
    establishes both the percentage
    allocations among the various
    investment strategies under normal
    circumstances and the percentage
    allocation of each security's
    position within each of the
    investment strategies that invest
    primarily in equity securities.
   -------------------------------------------------------------------------
    AST FRANKLIN TEMPLETON FOUNDING         ASSET     Franklin Advisers,
    FUNDS ALLOCATION PORTFOLIO: seeks      ALLOCA-      Inc.; Franklin
    capital appreciation while its          TION       Mutual Advisers,
    secondary investment objective will                 LLC; Templeton
    be to seek income. Under normal                     Global Advisors
    market conditions the Portfolio will                    Limited
    seek to achieve its investment
    objectives by allocating 33 1/3% of
    its assets to each of the
    Portfolio's three subadvisors. The
    Portfolio will normally invest in a
    combination of domestic and foreign
    equity and fixed-income and money
    market securities. Depending upon
    the Portfolio's ability to achieve
    the necessary asset scale, the
    Trust's ability to implement certain
    legal agreements and custody
    arrangements, and market, economic,
    and financial conditions as of the
    Portfolio's commencement of
    operations, it may take several
    weeks for the Portfolio's assets to
    be fully invested in accordance with
    its investment objective and
    policies. During that time, it is
    anticipated that all or a portion of
    the Portfolio's assets will be
    invested in high grade, short term
    debt securities (both fixed and
    floating rate), money market funds,
    short-term bond funds,
    exchange-traded funds, and/or index
    futures contracts. A relatively long
    initial investment period may
    negatively affect the Portfolio's
    investment return and ability to
    achieve its investment objective.
   -------------------------------------------------------------------------
    AST GLOBAL REAL ESTATE PORTFOLIO:     SPECIALTY     Prudential Real
    seeks capital appreciation and                     Estate Investors
    income. The Portfolio will normally
    invest at least 80% of its
    investable assets (net assets plus
    any borrowing made for investment
    purposes) in equity-related
    securities of real estate companies.
    The Portfolio will invest in
    equity-related securities of real
    estate companies on a global basis
    and the Portfolio may invest up to
    15% of its net assets in ownership
    interests in commercial real estate
    through investments in private real
    estate.
   -------------------------------------------------------------------------
    AST GOLDMAN SACHS CONCENTRATED        LARGE CAP      Goldman Sachs
    GROWTH PORTFOLIO: seeks long-term      GROWTH      Asset Management,
    growth of capital. The Portfolio                         L.P.
    will pursue its objective by
    investing primarily in equity
    securities of companies that the
    subadvisor believes have the
    potential to achieve capital
    appreciation over the long-term. The
    Portfolio seeks to achieve its
    investment objective by investing,
    under normal circumstances, in
    approximately 30 - 45 companies that
    are considered by the subadvisor to
    be positioned for long-term growth.
   -------------------------------------------------------------------------
    AST GOLDMAN SACHS LARGE-CAP VALUE     LARGE CAP      Goldman Sachs
    PORTFOLIO: seeks long-term growth of    VALUE      Asset Management,
    capital. The Portfolio seeks to                          L.P.
    achieve its investment objective by
    investing in value opportunities
    that the subadvisor, defines as
    companies with identifiable
    competitive advantages whose
    intrinsic value is not reflected in
    the stock price. The Portfolio
    invests, under normal circumstances,
    at least 80% of its net assets in a
    diversified portfolio of equity
    investments in large-cap U.S.
    issuers with public stock market
    capitalizations within the range of
    the market capitalization of
    companies in the Russell 1000 Value
    Index at the time of investment.
   -------------------------------------------------------------------------
    AST GOLDMAN SACHS MID-CAP GROWTH       MID CAP       Goldman Sachs
    PORTFOLIO: seeks long-term growth of   GROWTH      Asset Management,
    capital. The Portfolio pursues its                       L.P.
    investment objective, by investing
    primarily in equity securities
    selected for their growth potential,
    and normally invests at least 80% of
    the value of its assets in
    medium-sized companies. Medium-sized
    companies are those whose market
    capitalizations (measured at the
    time of investment) fall within the
    range of companies in the Russell
    Mid Cap Growth Index. The subadvisor
    seeks to identify individual
    companies with earnings growth
    potential that may not be recognized
    by the market at large.
   -------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/         PORTFOLIO
                                             TYPE           ADVISOR/
                                                           SUBADVISOR
    ------------------------------------------------------------------------
     AST GOLDMAN SACHS SMALL-CAP VALUE     SMALL CAP     Goldman Sachs
     PORTFOLIO: seeks long-term capital      VALUE     Asset Management,
     appreciation. The Portfolio will                         L.P.
     seek its objective through
     investments primarily in equity
     securities that are believed to be
     undervalued in the marketplace. The
     Portfolio will invest, under normal
     circumstances, at least 80% of the
     value of its assets in small
     capitalization companies. The
     Portfolio generally defines small
     capitalization companies as
     companies with market
     capitalizations that are within the
     range of the Russell 2000 Value
     Index at the time of purchase.
    ------------------------------------------------------------------------
     AST HIGH YIELD PORTFOLIO: seeks         FIXED        J.P. Morgan
     maximum total return, consistent       INCOME         Investment
     with preservation of capital and                  Management, Inc.;
     prudent investment management. The                    Prudential
     Portfolio will invest, under normal                   Investment
     circumstances, at least 80% of its                 Management, Inc.
     net assets plus any borrowings for
     investment purposes (measured at
     time of purchase) in non-investment
     grade high yield (also known as
     "junk bonds") fixed-income
     investments which may be represented
     by forwards or derivatives such as
     options, futures contracts, or swap
     agreements. Non-investment grade
     investments are securities rated Ba
     or lower by Moody's Investors
     Services, Inc. or equivalently rated
     by Standard & Poor's Corporation, or
     Fitch, or, if unrated, determined by
     the subadvisor to be of comparable
     quality.
    ------------------------------------------------------------------------
     AST HORIZON GROWTH ASSET ALLOCATION     ASSET          Horizon
     PORTFOLIO: seeks the highest           ALLOCA-     Investments, LLC
     potential total return consistent       TION
     with its specified level of risk
     tolerance. Under normal
     circumstances, at least 90% of the
     Portfolio's assets will be invested
     in other portfolios of Advanced
     Series Trust (the underlying
     portfolios) while no more than 10%
     of the Portfolio's assets may be
     invested in exchange traded funds
     (ETFs). Under normal market
     conditions, the Portfolio will
     devote from 60% to 80% of its net
     assets to underlying portfolios and
     ETFs investing primarily in equity
     securities, and from 20% to 40% of
     its net assets to underlying
     portfolios and ETFs investing
     primarily in debt securities and
     money market instruments.
    ------------------------------------------------------------------------
     AST HORIZON MODERATE ASSET              ASSET          Horizon
     ALLOCATION PORTFOLIO: seeks the         ALLOCA     Investments, LLC
     highest potential total return          TION
     consistent with its specified level
     of risk tolerance. Under normal
     circumstances, at least 90% of the
     Portfolio's assets will be invested
     in other portfolios of Advanced
     Series Trust (the underlying
     portfolios) while no more than 10%
     of the Portfolio's assets may be
     invested in exchange traded funds
     (ETFs). Under normal market
     conditions, the Portfolio will
     devote from 40% to 60% of its net
     assets to underlying portfolios and
     ETFs investing primarily in equity
     securities, and from 40% to 60% of
     its net assets to underlying
     portfolios and ETFs investing
     primarily in debt securities and
     money market instruments.
    ------------------------------------------------------------------------
     AST INTERNATIONAL GROWTH PORTFOLIO:     INTER     Jennison Associates
     seeks long-term capital growth.       NATIONAL       LLC; Marsico
     Under normal circumstances, the        EQUITY          Capital
     Portfolio invests at least 80% of                  Management, LLC;
     the value of its assets in                         William Blair &
     securities of issuers that are                       Company, LLC
     economically tied to countries other
     than the United States. Although the
     Portfolio intends to invest at least
     80% of its assets in the securities
     of issuers located outside the
     United States, it may at times
     invest in U.S. issuers and it may
     invest all of its assets in fewer
     than five countries or even a single
     country. The Portfolio looks
     primarily for stocks of companies
     whose earnings are growing at a
     faster rate than other companies or
     which offer attractive growth.
    ------------------------------------------------------------------------
     AST INTERNATIONAL VALUE PORTFOLIO:      INTER         LSV Asset
     seeks capital growth. The Portfolio   NATIONAL       Management;
     normally invests at least 80% of the   EQUITY         Thornburg
     Portfolio's investable assets in                      Investment
     equity securities. The Portfolio                   Management, Inc.
     will invest at least 65% of its net
     assets in the equity securities of
     companies in at least three
     different countries, without limit
     as to the amount of assets that may
     be invested in a single country.
    ------------------------------------------------------------------------
     AST INVESTMENT GRADE BOND PORTFOLIO:    FIXED         Prudential
     seeks to maximize total return,        INCOME         Investment
     consistent with the preservation of                Management, Inc.
     capital and liquidity needs. Under
     normal market conditions the
     Portfolio invests at least 80% of
     its investable assets in bonds.
     Please note that you may not make
     purchase payments to this Portfolio,
     and that this Portfolio is available
     only with certain living benefits.
    ------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/         PORTFOLIO
                                             TYPE           ADVISOR/
                                                           SUBADVISOR
    ------------------------------------------------------------------------
     AST JENNISON LARGE-CAP GROWTH         LARGE CAP   Jennison Associates
     PORTFOLIO: seeks long-term growth of   GROWTH            LLC
     capital. Under normal market
     conditions, the Portfolio will
     invest at least 80% of its
     investable assets in the equity and
     equity-related securities of
     large-capitalization companies
     measured, at the time of purchase,
     to be within the market
     capitalization of the Russell
     1000(R) Index. In deciding which
     equity securities to buy, the
     subadvisor will use a growth
     investment style and will invest in
     stocks it believes could experience
     superior sales or earnings growth,
     or high returns on equity and
     assets. Stocks are selected on a
     company-by-company basis using
     fundamental analysis. The companies
     in which the subadvisor will invest
     generally tend to have a unique
     market niche, a strong new product
     profile or superior management.
    ------------------------------------------------------------------------
     AST JENNISON LARGE-CAP VALUE          LARGE CAP   Jennison Associates
     PORTFOLIO: seeks capital                VALUE            LLC
     appreciation. Under normal market
     conditions, the Portfolio will
     invest at least 80% of its
     investable assets in the equity and
     equity-related securities of
     large-capitalization companies
     measured, at the time of purchase,
     to be within the market
     capitalization of the Russell
     1000(R) Index. In deciding which
     equity securities to buy, the
     subadvisor will use a value
     investment style and will invest in
     common stocks that it believes are
     being valued at a discount to their
     intrinsic value, as defined by the
     value of their earnings, free cash
     flow, the value of their assets,
     their private market value, or some
     combination of these factors.
    ------------------------------------------------------------------------
     AST JPMORGAN INTERNATIONAL EQUITY       INTER        J.P. Morgan
     PORTFOLIO: seeks capital growth. The  NATIONAL        Investment
     Portfolio seeks to meet its            EQUITY      Management, Inc.
     objective by investing, under normal
     market conditions, at least 80% of
     its assets in equity securities. The
     Portfolio seeks to meet its
     investment objective by normally
     investing primarily in a diversified
     portfolio of equity securities of
     companies located or operating in
     developed non-U.S. countries and
     emerging markets of the world. The
     equity securities will ordinarily be
     traded on a recognized foreign
     securities exchange or traded in a
     foreign over-the-counter market in
     the country where the issuer is
     principally based, but may also be
     traded in other countries including
     the United States.
    ------------------------------------------------------------------------
     AST JPMORGAN STRATEGIC OPPORTUNITIES    ASSET        J.P. Morgan
     PORTFOLIO: seeks to maximize return    ALLOCA-        Investment
     compared to the benchmark through       TION       Management, Inc.
     security selection and tactical
     asset allocation. The Portfolio
     invests in securities and financial
     instruments (including derivatives)
     to gain exposure to global equity,
     global fixed income and cash
     equivalent markets, including global
     currencies. The Portfolio may invest
     in developed and emerging markets
     securities, domestic and foreign
     fixed income securities (including
     non-investment grade bonds or "junk
     bonds"), and real estate investment
     trusts (REITs) of issuers located
     within and outside the United States
     or in open-end investment companies
     advised by J.P. Morgan Investment
     Management, Inc., the Portfolio's
     subadvisor, to gain exposure to
     certain global equity and global
     fixed income markets.
    ------------------------------------------------------------------------
     AST LARGE-CAP VALUE PORTFOLIO: seeks  LARGE CAP      Eaton Vance
     current income and long-term growth     VALUE        Management;
     of income, as well as capital                     Hotchkis and Wiley
     appreciation. The Portfolio invests,                   Capital
     under normal circumstances, at least               Management, LLC
     80% of its net assets in securities
     of large capitalization companies.
     Large capitalization companies are
     those companies with market
     capitalizations within the market
     capitalization range of the Russell
     1000 Value Index.
    ------------------------------------------------------------------------
     AST LORD ABBETT CORE-FIXED INCOME       FIXED     Lord, Abbett & Co.
     PORTFOLIO: seeks income and capital    INCOME            LLC
     appreciation to produce a high total
     return. Under normal market
     conditions, the Portfolio pursues
     its investment objective by
     investing at least 80% of its net
     assets in fixed-income securities.
     The Portfolio primarily invests in
     securities issued or guaranteed by
     the U.S. government, its agencies or
     government-sponsored enterprises;
     investment grade debt securities of
     U.S. issuers; investment grade debt
     securities of non-U.S. issuers that
     are denominated in U.S. dollars;
     mortgage-backed and other
     asset-backed securities; senior
     loans, and loan participations and
     assignments; and derivative
     instruments, such as options,
     futures contracts, forward contracts
     and swap agreements.
    ------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/         PORTFOLIO
                                             TYPE          ADVISOR/
                                                          SUBADVISOR
    -----------------------------------------------------------------------
     AST MARSICO CAPITAL GROWTH            LARGE CAP    Marsico Capital
     PORTFOLIO: seeks capital growth.       GROWTH      Management, LLC
     Income realization is not an
     investment objective and any income
     realized on the Portfolio's
     investments, therefore, will be
     incidental to the Portfolio's
     objective. The Portfolio will pursue
     its objective by investing primarily
     in common stocks of large companies
     that are selected for their growth
     potential. Large capitalization
     companies are companies with market
     capitalizations within the market
     capitalization range of the Russell
     1000 Growth Index. In selecting
     investments for the Portfolio, the
     subadvisor uses an approach that
     combines "top down" macroeconomic
     analysis with "bottom up" stock
     selection. The "top down" approach
     identifies sectors, industries and
     companies that may benefit from the
     trends the subadvisor has observed.
     The subadvisor then looks for
     individual companies that are
     expected to offer earnings growth
     potential that may not be recognized
     by the market at large, utilizing a
     "bottom up" stock selection process.
     The Portfolio will normally hold a
     core position of between 35 and 50
     common stocks. The Portfolio may
     hold a limited number of additional
     common stocks at times when the
     portfolio manager is accumulating
     new positions, phasing out and
     replacing existing positions or
     responding to exceptional market
     conditions.
    -----------------------------------------------------------------------
     AST MFS GLOBAL EQUITY PORTFOLIO:        INTER       Massachusetts
     seeks capital growth. Under normal    NATIONAL    Financial Services
     circumstances the Portfolio invests    EQUITY          Company
     at least 80% of its net assets in
     equity securities. The Portfolio may
     invest in the securities of U.S. and
     foreign issuers (including issuers
     in emerging market countries). While
     the Portfolio may invest its assets
     in companies of any size, the
     Portfolio generally focuses on
     companies with relatively large
     market capitalizations.
    -----------------------------------------------------------------------
     AST MFS GROWTH PORTFOLIO: seeks       LARGE CAP     Massachusetts
     long-term capital growth and future,   GROWTH     Financial Services
     rather than current income. Under                      Company
     normal market conditions, the
     Portfolio invests at least 80% of
     its net assets in common stocks and
     related securities, such as
     preferred stocks, convertible
     securities and depositary receipts.
     The subadvisor focuses on investing
     the Portfolio's assets in the stocks
     of companies it believes to have
     above-average earnings growth
     potential compared to other
     companies. The subadvisor uses a
     "bottom up" as opposed to a "top
     down" investment style in managing
     the Portfolio.
    -----------------------------------------------------------------------
     AST MID-CAP VALUE PORTFOLIO: seeks     MID CAP         EARNEST
     to provide capital growth by            VALUE      Partners, LLC;
     investing primarily in                              WEDGE Capital
     mid-capitalization stocks that                    Management L.L.P.
     appear to be undervalued. The
     Portfolio invests, under normal
     circumstances, at least 80% of the
     value of its net assets in
     mid-capitalization companies.
     Mid-capitalization companies are
     generally those that have market
     capitalizations, at the time of
     purchase, within the market
     capitalization range of companies
     included in the Russell Midcap(R)
     Value Index during the previous 12
     months based on month-end data.
    -----------------------------------------------------------------------
     AST MONEY MARKET PORTFOLIO: seeks       FIXED        Prudential
     high current income and maintain       INCOME        Investment
     high levels of liquidity. The                     Management, Inc.
     Portfolio invests in high-quality
     money market instruments and seeks
     to maintain a stable net asset value
     (NAV) of $1 per share.
    -----------------------------------------------------------------------
     AST NEUBERGER BERMAN CORE BOND          FIXED     Neuberger Berman
     PORTFOLIO: seeks to maximize total     INCOME     Fixed Income LLC
     return consistent with the
     preservation of capital. Under
     normal circumstances the Portfolio
     invests at least 80% of its
     investable assets in bonds and other
     debt securities. All of the debt
     securities in which the Portfolio
     invests will be investment grade
     under normal circumstances.
    -----------------------------------------------------------------------
     AST NEUBERGER BERMAN MID-CAP GROWTH    MID CAP    Neuberger Berman
     PORTFOLIO: seeks capital growth.       GROWTH      Management LLC
     Under normal market conditions, the
     Portfolio invests at least 80% of
     its net assets in the common stocks
     of mid-capitalization companies.
     Mid-capitalization companies are
     those companies whose market
     capitalization is within the range
     of market capitalizations of
     companies in the Russell Midcap(R)
     Growth Index. Using fundamental
     research and quantitative analysis,
     the subadvisor looks for
     fast-growing companies with
     above-average sales and competitive
     returns on equity relative to their
     peers.
    -----------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/         PORTFOLIO
                                             TYPE          ADVISOR/
                                                          SUBADVISOR
    ------------------------------------------------------------------------
     AST NEUBERGER BERMAN/LSV MID-CAP      MID CAP         LSV Asset
     VALUE PORTFOLIO: seeks capital         VALUE         Management;
     growth. Under normal market                       Neuberger Berman
     conditions, the Portfolio invests at               Management LLC
     least 80% of its net assets in the
     common stocks of medium
     capitalization companies. Companies
     with market capitalizations that
     fall within the range of the Russell
     Midcap(R) Value Index at the time of
     investment are considered medium
     capitalization companies. Some of
     the Portfolio's assets may be
     invested in the securities of
     large-cap companies as well as in
     small-cap companies.
    ------------------------------------------------------------------------
     AST NEW DISCOVERY ASSET ALLOCATION     ASSET     Bradford & Marzec,
     PORTFOLIO (formerly AST American       ALLOCA-       LLC; Brown
     Century Income & Growth Portfolio):     TION       Advisory, LLC;
     seeks total return. Total return is                C.S. McKee, LP;
     comprised of capital appreciation                      EARNEST
     and income. Under normal                           Partners, LLC;
     circumstances, approximately 70% of               Epoch Investment
     the Portfolio's assets will be                     Partners, Inc.;
     allocated to a combination of                    Security Investors,
     domestic and international equity                  LLC; Thompson,
     strategies and approximately 30% of               Siegel & Walmsley
     Portfolio's assets will be allocated                     LLC
     to certain U.S. fixed-income
     investment strategies and a
     liquidity strategy. Depending upon
     the Portfolio's ability to achieve
     the necessary asset scale, the
     Trust's ability to implement certain
     legal agreements and custody
     arrangements, and market, economic,
     and financial conditions as of the
     Portfolio's commencement of
     operations, it may take several
     weeks for the Portfolio's assets to
     be fully invested in accordance with
     its investment objective and
     policies. During that time, it is
     anticipated that all or a portion of
     the Portfolio's assets will be
     invested in high grade, short term
     debt securities (both fixed and
     floating rate), money market funds,
     short-term bond funds,
     exchange-traded funds, and/or index
     futures contracts. A relatively long
     initial investment period may
     negatively affect the Portfolio's
     investment return and ability to
     achieve its investment objective.
    ------------------------------------------------------------------------
     AST PARAMETRIC EMERGING MARKETS         INTER    Parametric Portfolio
     EQUITY PORTFOLIO: seeks long-term     NATIONAL     Associates LLC
     capital appreciation. The Portfolio    EQUITY
     normally invests at least 80% of its
     net assets in equity securities of
     issuers (i) located in emerging
     market countries, which are
     generally those not considered to be
     developed market countries, or (ii)
     included (or considered for
     inclusion) as emerging markets
     issuers in one or more broad-based
     market indices. Emerging market
     countries are generally countries
     not considered to be developed
     market countries, and therefore not
     included in the MSCI World Index.
     The Portfolio seeks to employ a
     top-down, disciplined and structured
     investment process that emphasizes
     broad exposure and diversification
     among emerging market countries,
     economic sectors and issuers.
    ------------------------------------------------------------------------
     AST PIMCO LIMITED MATURITY BOND        FIXED     Pacific Investment
     PORTFOLIO: seeks to maximize total     INCOME        Management
     return consistent with preservation                  Company LLC
     of capital and prudent investment                      (PIMCO)
     management. The Portfolio will
     invest, under normal circumstances,
     at least 80% of the value of its net
     assets in fixed- income investments,
     which may be represented by forwards
     or derivatives such as options,
     futures contracts, or swap
     agreements. The average portfolio
     duration normally varies within a
     one-to-three year time-frame based
     on the subadvisor's forecast of
     interest rates. Portfolio holdings
     are concentrated in areas of the
     bond market (based on quality,
     sector, interest rate or maturity)
     that the subadvisor believes to be
     relatively undervalued. The
     Portfolio may invest up to 10% total
     assets in non-investment grade bonds
     which are commonly known as "junk
     bonds".
    ------------------------------------------------------------------------
     AST PIMCO TOTAL RETURN BOND            FIXED     Pacific Investment
     PORTFOLIO: seeks to maximize total     INCOME        Management
     return consistent with preservation                  Company LLC
     of capital and prudent investment                      (PIMCO)
     management. The Portfolio will
     invest, under normal circumstances,
     at least 80% of the value of its net
     assets in fixed income investments,
     which may be represented by forwards
     or derivatives such as options,
     futures contracts, or swap
     agreements. The average portfolio
     duration normally varies within two
     years (+/-) of the duration of the
     Barclay's Capital U.S. Aggregate
     Bond Index. Portfolio holdings are
     concentrated in areas of the bond
     market (based on quality, sector,
     interest rate or maturity) that the
     subadvisor believes to be relatively
     undervalued. The Portfolio may
     invest up to 10% total assets in
     non-investment grade bonds which are
     commonly known as "junk bonds".
    ------------------------------------------------------------------------

         INVESTMENT OBJECTIVES/POLICIES       STYLE/        PORTFOLIO
                                               TYPE         ADVISOR/
                                                           SUBADVISOR
     ----------------------------------------------------------------------
      AST PRESERVATION ASSET ALLOCATION        ASSET       Prudential
      PORTFOLIO: seeks to obtain a total      ALLOCA-    Investments LLC;
      return consistent with its specified     TION       Quantitative
      level of risk. The Portfolio                         Management
      primarily invests its assets in a                  Associates LLC
      diversified portfolio of other
      mutual funds, within the Advanced
      Series Trust and certain affiliated
      money market funds. Under normal
      market conditions, the Portfolio
      will devote approximately 35% of its
      net assets to underlying portfolios
      investing primarily in equity
      securities (with a range of 27.5% to
      42.5%), and 65% of its net assets to
      underlying portfolios investing
      primarily in debt securities and
      money market instruments (with a
      range of 57.5% to 72.5%). The
      Portfolio is not limited to
      investing exclusively in shares of
      the underlying portfolios and may
      invest in securities, exchange
      traded funds (ETFs), and futures
      contracts, swap agreements and other
      financial and derivative instruments.
     ----------------------------------------------------------------------
      AST PRUDENTIAL CORE BOND PORTFOLIO:      FIXED       Prudential
      seeks to maximize total return          INCOME       Investment
      consistent with the long-term                      Management, Inc.
      preservation of capital. The
      Portfolio will invest, under normal
      circumstances, at least 80% of its
      net assets in intermediate and
      long-term debt obligations and high
      quality money market instruments.
      The Portfolio will invest, under
      normal circumstances, at least 80%
      of its net assets in intermediate
      and long-term debt obligations that
      are rated investment grade by the
      major ratings services, or if
      unrated, considered to be of
      comparable quality by the
      subadvisor, and high quality money
      market instruments. Likewise, the
      Portfolio may invest up to 20% of
      its net assets in
      high-yield/high-risk debt securities
      (commonly known as "junk bonds").
      The Portfolio also may invest up to
      20% of its total assets in debt
      securities issued outside the U.S.
      by U.S. or foreign issuers, whether
      or not such securities are
      denominated in the U.S. dollar.
     ----------------------------------------------------------------------
      AST QMA US EQUITY ALPHA PORTFOLIO:     LARGE CAP    Quantitative
      seeks long term capital                  BLEND       Management
      appreciation. The Portfolio utilizes               Associates LLC
      a long/short investment strategy and
      will normally invest at least 80% of
      its net assets plus borrowings in
      equity and equity related securities
      of US issuers. The Portfolio seeks
      to produce returns that exceed those
      of its benchmark index, the Russell
      1000(R), which is comprised of
      stocks representing more than 90% of
      the market cap of the US market and
      includes the largest 1000 securities
      in the Russell 3000(R) Index.
     ----------------------------------------------------------------------
      AST QUANTITATIVE MODELING PORTFOLIO:     ASSET      Quantitative
      seeks a high potential return while     ALLOCA-      Management
      attempting to mitigate downside risk     TION      Associates LLC
      during adverse market cycles. The
      Portfolio operates as a
      "fund-of-funds", meaning that the
      Portfolio invests substantially all
      of its assets in a combination of
      other mutual funds. The assets of
      the Portfolio are allocated to a
      capital growth segment and a
      fixed-income segment. Under normal
      circumstances, approximately 75% of
      the Portfolio's net assets
      attributable to the capital growth
      segment are invested in underlying
      portfolios that invest primarily in
      equity securities, while the
      remaining 25% of the Portfolio's net
      assets attributable to the capital
      growth segment are invested in
      underlying portfolios that invest
      primarily in debt securities and
      money market instruments. All of the
      assets attributable to the
      fixed-income segment are invested in
      the AST Investment Grade Bond
      Portfolio, which in turn invests at
      least 80% of its assets in bonds.
      Portfolio assets are normally
      transferred between the capital
      growth segment and the fixed-income
      segment based upon the application
      of a quantitative model to the
      Portfolio's overall net asset value
      (NAV) per share. In general terms,
      the model seeks to transfer
      Portfolio assets from the capital
      growth segment to the fixed-income
      segment when the Portfolio's NAV per
      share experiences certain declines
      and from the fixed- income segment
      to the capital growth segment when
      the Portfolio's NAV per share
      experiences certain increases or
      remains flat over certain periods of
      time.
     ----------------------------------------------------------------------
      AST SCHRODERS GLOBAL TACTICAL            ASSET        Schroder
      PORTFOLIO (formerly AST CLS Growth       ALLOCA      Investment
      Asset Allocation Portfolio): seeks       TION      Management North
      to outperform its blended                           America Inc./
      performance benchmark. The blended                    Schroder
      benchmark is comprised of 45%                        Investment
      Russell 3000, 12.5% MSCI EAFE (USD                 Management North
      Hedged), 12.5% MSCI EAFE (Local),                   America Ltd.
      and 30% Barclays Capital U.S.
      Aggregate Bond Index. The Portfolio
      is a multi asset-class fund that
      allocates its assets among various
      regions and countries throughout the
      world, including the United States
      (but in no less than three
      countries). The subadvisors use
      various investment strategies,
      currency hedging, and a global
      tactical asset allocation strategy
      in order to help the Portfolio
      achieve its investment objective.
      Under normal circumstances,
      approximately 70% of the Portfolio's
      net assets are invested to provide
      exposure to equity securities and
      approximately 30% of its net assets
      are invested to provide exposure to
      fixed-income securities. Depending
      on market conditions, such equity
      exposure may range between 60-80% of
      the Portfolio's net assets and such
      fixed-income exposure may range
      between 20-40% of its net assets.
     ----------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/         PORTFOLIO
                                             TYPE           ADVISOR/
                                                           SUBADVISOR
    ------------------------------------------------------------------------
     AST SCHRODERS MULTI-ASSET WORLD         ASSET          Schroder
     STRATEGIES PORTFOLIO: seeks            ALLOCA-        Investment
     long-term capital appreciation. The     TION       Management North
     Portfolio seeks to achieve its                      America Inc./
     objective through a flexible global                    Schroder
     asset allocation approach. This                       Investment
     approach entails investing in                      Management North
     traditional asset classes, such as                   America Ltd.
     equity and fixed-income investments,
     and alternative asset classes, such
     as investments in real estate,
     commodities, currencies, private
     equity, non-investment grade bonds,
     Emerging Market Debt and absolute
     return strategies. The subadvisors
     seek to emphasize the management of
     risk and volatility. Exposure to
     different asset classes and
     investment strategies will vary over
     time based upon the subadvisor's
     assessments of changing market,
     economic, financial and political
     factors and events.
    ------------------------------------------------------------------------
     AST SMALL-CAP GROWTH PORTFOLIO:       SMALL CAP      Eagle Asset
     seeks long-term capital growth. The    GROWTH     Management, Inc.;
     Portfolio pursues its objective by                  Emerald Mutual
     investing, under normal                             Fund Advisers
     circumstances, at least 80% of the                      Trust
     value of its assets in
     small-capitalization companies.
     Small-capitalization companies are
     those companies with a market
     capitalization, at the time of
     purchase, no larger than the largest
     capitalized company included in the
     Russell 2000(R) Growth Index at the
     time of the Portfolio's investment.
    ------------------------------------------------------------------------
     AST SMALL-CAP VALUE PORTFOLIO: seeks  SMALL CAP      ClearBridge
     to provide long-term capital growth     VALUE     Advisors, LLC; J.P.
     by investing primarily in                         Morgan Investment
     small-capitalization stocks that                  Management, Inc.;
     appear to be undervalued. The                     Lee Munder Capital
     Portfolio invests, under normal                       Group, LLC
     circumstances, at least 80% of the
     value of its net assets in small
     capitalization stocks. Small
     capitalization stocks are the stocks
     of companies with market
     capitalization that are within the
     market capitalization range of the
     Russell 2000(R) Value Index at the
     time of purchase. Each subadvisor
     expects to utilize different
     investment strategies to achieve the
     Portfolio's objective.
    ------------------------------------------------------------------------
     AST T. ROWE PRICE ASSET ALLOCATION      ASSET       T. Rowe Price
     PORTFOLIO: seeks a high level of        ALLOCA     Associates, Inc.
     total return by investing primarily     TION
     in a diversified portfolio of equity
     and fixed income securities. The
     Portfolio normally invests
     approximately 60% of its total
     assets in equity securities and 40%
     in fixed income securities. This mix
     may vary over shorter time periods:
     the equity portion may range between
     50-70% and the fixed-income portion
     may range between 30-50%. The
     subadvisor concentrates common stock
     investments in larger, more
     established companies, but the
     Portfolio may include small and
     medium-sized companies with good
     growth prospects. The fixed income
     portion of the Portfolio will be
     allocated among investment grade
     securities, high yield or "junk"
     bonds, emerging market securities,
     foreign high quality debt securities
     and cash reserves.
    ------------------------------------------------------------------------
     AST T. ROWE PRICE EQUITY INCOME       LARGE CAP     T. Rowe Price
     PORTFOLIO (formerly AST                 VALUE      Associates, Inc.
     AllianceBernstein Core Value
     Portfolio): seeks substantial
     dividend income as well as long-term
     growth of capital through
     investments in the common stocks of
     established companies. The Portfolio
     will normally invest at least 80% of
     its net assets (including any
     borrowings for investment purposes)
     in common stocks, with 65% of net
     assets (including any borrowings for
     investment purposes) in
     dividend-paying common stocks of
     well-established companies. The
     Portfolio will typically employ a
     "value" approach in selecting
     investments. T. Rowe Price's
     research team will seek companies
     that appear to be undervalued by
     various measures and may be
     temporarily out of favor but have
     good prospects for capital
     appreciation and dividend growth. In
     selecting investments, T. Rowe Price
     generally will look for companies in
     the aggregate with an established
     operating history, above-average
     dividend yield relative to the S&P
     500 Index, low price/earnings ratio
     relative to the S&P 500 Index, a
     sound balance sheet and other
     positive financial characteristics,
     and low stock price relative to a
     company's underlying value as
     measured by assets, cash flow, or
     business franchises.
    ------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/         PORTFOLIO
                                             TYPE          ADVISOR/
                                                          SUBADVISOR
    -----------------------------------------------------------------------
     AST T. ROWE PRICE GLOBAL BOND           FIXED       T. Rowe Price
     PORTFOLIO: seeks to provide high       INCOME     Associates, Inc. /
     current income and capital growth by                T. Rowe Price
     investing in high-quality foreign                 International Ltd
     and U.S. dollar-denominated bonds.                     (TRPIL)
     The Portfolio will normally invest
     at least 80% of its total assets in
     fixed income securities. The
     Portfolio invests in all types of
     bonds, including those issued or
     guaranteed by U.S. or foreign
     governments or their agencies and by
     foreign authorities, provinces and
     municipalities as well as investment
     grade corporate bonds,
     mortgage-related and asset- backed
     securities, and high-yield bonds of
     U.S. and foreign issuers. The
     Portfolio generally invests in
     countries where the combination of
     fixed-income returns and currency
     exchange rates appears attractive,
     or, if the currency trend is
     unfavorable, where the subadvisor
     believes that the currency risk can
     be minimized through hedging. The
     Portfolio may also invest in
     convertible securities, commercial
     paper and bank debt and loan
     participations. The Portfolio may
     invest up to 20% of its assets in
     the aggregate in below
     investment-grade, high-risk bonds
     ("junk bonds") and emerging market
     bonds. In addition, the Portfolio
     may invest up to 30% of its assets
     in mortgage-related (including
     mortgage dollar rolls and
     derivatives, such as collateralized
     mortgage obligations and stripped
     mortgage securities) and
     asset-backed securities. The
     Portfolio may invest in futures,
     swaps and other derivatives in
     keeping with its objective.
    -----------------------------------------------------------------------
     AST T. ROWE PRICE LARGE-CAP GROWTH    LARGE CAP     T. Rowe Price
     PORTFOLIO: seeks long-term growth of   GROWTH     Associates, Inc.
     capital by investing predominantly
     in the equity securities of a
     limited number of large, carefully
     selected, high-quality U.S.
     companies that are judged likely to
     achieve superior earnings growth.
     The Portfolio takes a growth
     approach to investment selection and
     normally invests at least 80% of its
     net assets in the common stocks of
     large companies. Large companies are
     defined as those whose market
     capitalization is larger than the
     median market capitalization of
     companies in the Russell 1000 Growth
     Index as of the time of purchase.
    -----------------------------------------------------------------------
     AST T. ROWE PRICE NATURAL RESOURCES   SPECIALTY     T. Rowe Price
     PORTFOLIO: seeks long-term capital                Associates, Inc.
     growth primarily through investing
     in the common stocks of companies
     that own or develop natural
     resources (such as energy products,
     precious metals and forest products)
     and other basic commodities. The
     Portfolio invests, under normal
     circumstances, at least 80% of the
     value of its assets in natural
     resource companies. The Portfolio
     may also invest in non-resource
     companies with the potential for
     growth. The Portfolio looks for
     companies that have the ability to
     expand production, to maintain
     superior exploration programs and
     production facilities, and the
     potential to accumulate new
     resources. Although the Portfolio is
     primarily invested in U.S.
     securities, up to 50% of total
     assets also may be invested in
     foreign securities.
    -----------------------------------------------------------------------
     AST WELLINGTON MANAGEMENT HEDGED        ASSET        Wellington
     EQUITY PORTFOLIO: seeks to              ALLOCA       Management
     outperform a mix of 50% Russell 3000    TION        Company, LLP
     Index, 20% MSCI EAFE Index, and 30%
     Treasury Bill Index over a full
     market cycle by preserving capital
     in adverse markets utilizing an
     options strategy while maintaining
     equity exposure to benefit from up
     markets through investments in
     Wellington Management's equity
     investment strategies. The Portfolio
     will use a broad spectrum of
     Wellington Management's equity
     investment strategies to invest in a
     broadly diversified portfolio of
     common stocks while also pursuing an
     equity index option overlay
     strategy. The equity index option
     overlay strategy is designed to help
     mitigate capital losses in adverse
     market environments and employs a
     put/spread collar to meet this goal.
     The Portfolio will normally invest
     at least 80% of its assets in common
     stocks of small, medium and large
     companies and may also invest up to
     30% of its assets in equity
     securities of foreign issuers and
     non-dollar denominated securities.
    -----------------------------------------------------------------------
     AST WESTERN ASSET CORE PLUS BOND        FIXED       Western Asset
     PORTFOLIO: seeks to maximize total     INCOME        Management
     return, consistent with prudent                        Company
     investment management and liquidity
     needs, by investing to obtain the
     average duration specified for the
     Portfolio. The Portfolio invests,
     under normal circumstances, at least
     80% of the value of its assets in
     debt and fixed-income securities.
     The Portfolio's current target
     average duration is generally 2.5 to
     7 years. The Portfolio pursues this
     objective by investing in all major
     fixed income sectors with a bias
     towards non-Treasuries. The
     Portfolio has the ability to invest
     up to 20% in below investment grade
     securities. Securities rated below
     investment grade are commonly known
     as "junk bonds" or "high yield"
     securities.
    -----------------------------------------------------------------------

         INVESTMENT OBJECTIVES/POLICIES      STYLE/        PORTFOLIO
                                              TYPE         ADVISOR/
                                                          SUBADVISOR
     ----------------------------------------------------------------------
     FRANKLIN TEMPLETON VARIABLE INSURANCE
                PRODUCTS TRUST
     ----------------------------------------------------------------------
      FRANKLIN TEMPLETON VIP FOUNDING       MODERATE   Franklin Templeton
      FUNDS ALLOCATION FUND: seeks capital    ALLO       Services, LLC
      appreciation, with income as a         CATION
      secondary goal. The Fund normally
      invests equal portions in Class 1
      shares of Franklin Income Securities
      Fund; Mutual Shares Securities Fund;
      and Templeton Growth Securities
      Fund. The Fund is not available as
      an investment option to Owners who
      purchase an Annuity on or after
      April 30, 2012. Owners who have
      purchased an Annuity prior to April
      30, 2012 and have invested in the
      Fund at any time since they have
      owned their Annuity, may continue to
      allocate Purchase Payments to the
      Fund after this date, including
      through Dollar Cost Averaging,
      Automatic Rebalancing, or comparable
      programs. However, Owners should be
      aware that all monies that they have
      invested in the Fund are scheduled
      to be transferred to the AST
      Franklin Templeton Founding Funds
      Allocation Portfolio by way of a
      fund substitution anticipated to
      take place in June 2012, pending the
      receipt of the necessary regulatory
      approvals. Once the fund
      substitution is completed, the Fund
      will no longer be available for
      investments by any Owners.
     ----------------------------------------------------------------------




 LIMITATIONS WITH OPTIONAL BENEFITS
 As a condition to your participating in certain optional benefits, we limit the Investment Options to which you may allocate your Account Value. Broadly speaking, we offer two groups of "Permitted Sub-accounts". Under the first group (Group I), your allowable Investment Options are more limited, but you are not subject to mandatory quarterly re-balancing. We call the second group (Group II) our "Custom Portfolios Program." The Custom Portfolios Program offers a larger menu of portfolios, but you are subject to certain other restrictions. Specifically:

..   you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST PIMCO Total Return Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Lord Abbett Core Fixed Income Portfolio, the AST Neuberger Berman Core Bond Portfolio, and the AST Prudential Core Bond Portfolio); and

..   you may allocate up to 80% in the portfolios listed in the table below; and
..   on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Sub-accounts used with this Program, so that the percentages devoted to each portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the pre-determined mathematical formula inherent in the benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program, we will re-balance your Sub-accounts so that the percentages devoted to each portfolio remain the same as those in effect when you began the Custom Portfolios Program (subject to the predetermined mathematical formula inherent in the benefit); and

..   between quarter-ends, you may re-allocate your Account Value among the
    Investment Options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation; and
..   if you are already participating in the Custom Portfolios Program and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.


 While those who do not participate in any optional benefit generally may invest in any of the Investment Options described in the prospectus, only those who participate in the optional benefits listed in Group II below may participate in the Custom Portfolios Program. If you participate in the Custom Portfolios Program, you may not participate in other Automatic Rebalancing Programs. WE MAY MODIFY OR TERMINATE THE CUSTOM PORTFOLIOS PROGRAM AT ANY TIME. ANY SUCH MODIFICATION OR TERMINATION WILL (I) BE IMPLEMENTED ONLY AFTER WE HAVE NOTIFIED YOU IN ADVANCE, (II) NOT AFFECT THE GUARANTEES YOU HAD ACCRUED UNDER THE OPTIONAL BENEFIT OR YOUR ABILITY TO CONTINUE TO PARTICIPATE IN THOSE OPTIONAL BENEFITS, AND (III) NOT REQUIRE YOU TO TRANSFER ACCOUNT VALUE OUT OF ANY PORTFOLIO IN WHICH YOU PARTICIPATED IMMEDIATELY PRIOR TO THE MODIFICATION OR TERMINATION. If you are not participating in the Custom Portfolios Program at the time of any modification or termination, or if you voluntarily transfer your Account Value out of the Custom Portfolios Program after any modification or termination, we may restrict your further eligibility to participate in the Custom Portfolios Program.

 In the following tables, we set forth the optional benefits that you may have if you also participate in the Group I or Group II programs.

 Group I: Allowable Benefit Allocations


 Highest Daily Lifetime Income              AST Academic Strategies Asset Allocation
 Spousal Highest Daily Lifetime Income      AST Advanced Strategies
 Highest Daily Lifetime 6 Plus              AST Balanced Asset Allocation
 Spousal Highest Daily Lifetime 6 Plus      AST BlackRock Global Strategies
 GRO Plus II                                AST Capital Growth Asset Allocation
 Highest Daily GRO II                       AST CLS Moderate Asset Allocation
 Highest Anniversary Value Death Benefit    AST FI Pyramis(R) Asset Allocation
                                            AST First Trust Balanced Target
                                            AST First Trust Capital Appreciation Target
                                            AST Franklin Templeton Founding Funds Allocation
                                            AST Horizon Growth Asset Allocation
                                            AST Horizon Moderate Asset Allocation
                                            AST JPMorgan Strategic Opportunities
                                            AST New Discovery Asset Allocation
                                            AST Preservation Asset Allocation
                                            AST Schroders Global Tactical
                                            AST Schroders Multi-Asset World Strategies
                                            AST T. Rowe Price Asset Allocation
                                            AST Wellington Management Hedged Equity
                                            Franklin Templeton VIP Founding Funds Allocation Fund


 Group II: Custom Portfolios Program


 Highest Daily Lifetime Income              AST Academic Strategies Asset Allocation
 Spousal Highest Daily Lifetime Income      AST Advanced Strategies
 Highest Daily Lifetime 6 Plus              AST Balanced Asset Allocation
 Spousal Highest Daily Lifetime 6 Plus      AST BlackRock Global Strategies
 GRO Plus II                                AST BlackRock Value
 Highest Daily GRO II                       AST CLS Moderate Asset Allocation
 Highest Anniversary Value Death Benefit    AST Capital Growth Asset Allocation
                                            AST Cohen & Steers Realty
                                            AST Federated Aggressive Growth
                                            AST FI Pyramis(R) Asset Allocation
                                            AST First Trust Balanced Target
                                            AST First Trust Capital Appreciation Target
                                            AST Franklin Templeton Founding Funds Allocation
                                            AST Global Real Estate
                                            AST Goldman Sachs Concentrated Growth
                                            AST Goldman Sachs Large-Cap Value
                                            AST Goldman Sachs Mid-Cap Growth
                                            AST Goldman Sachs Small-Cap Value
                                            AST High Yield
                                            AST Horizon Growth Asset Allocation
                                            AST Horizon Moderate Asset Allocation
                                            AST International Growth
                                            AST International Value
                                            AST Jennison Large-Cap Growth
                                            AST Jennison Large-Cap Value
                                            AST JPMorgan International Equity
                                            AST JPMorgan Strategic Opportunities
                                            AST Large-Cap Value
                                            AST Lord Abbett Core-Fixed Income
                                            AST Marsico Capital Growth
                                            AST MFS Global Equity
                                            AST MFS Growth
                                            AST Mid-Cap Value
                                            AST Money Market
                                            AST Neuberger Berman Core Bond
                                            AST Neuberger Berman Mid-Cap Growth
                                            AST Neuberger Berman/LSV Mid-Cap Value
                                            AST New Discovery Asset Allocation

              AST Parametric Emerging Markets Equity
              AST PIMCO Limited Maturity Bond
              AST PIMCO Total Return Bond
              AST Preservation Asset Allocation
              AST Prudential Core Bond
              AST QMA US Equity Alpha
              AST Schroders Global Tactical
              AST Schroders Multi-Asset World Strategies
              AST Small-Cap Growth
              AST Small-Cap Value
              AST T. Rowe Price Asset Allocation
              AST T. Rowe Price Equity Income
              AST T. Rowe Price Global Bond
              AST T. Rowe Price Large-Cap Growth
              AST T. Rowe Price Natural Resources
              AST Wellington Management Hedged Equity
              AST Western Asset Core Plus Bond
              Franklin Templeton VIP Founding Funds Allocation Fund

                         FEES, CHARGES AND DEDUCTIONS

 In this section, we provide detail about the charges you incur if you own the Annuity.

 The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life of New Jersey may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.

 With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit value of your investment in each Sub-account, and in that way reduce your Account Value. A "Unit" refers to a share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.

 CONTINGENT DEFERRED SALES CHARGE ("CDSC"): The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials, other promotional expenses and, in the case of the X Series, the cost of providing a Purchase Credit. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal (except that there is no CDSC on the C Series Annuity). The CDSC is calculated as a percentage of your Purchase Payment (not including any Purchase Credit applied on the X Series) being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the X Series, the B Series, and the L Series are shown under "Summary of Contract Fees and Charges."

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see "Free Withdrawal Amounts" later in this prospectus). If the free withdrawal amount is not sufficient, we then assume that partial withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (such as gains or purchase credits). If you request a withdrawal for an exact dollar amount, that amount can be the amount distributed to you (called a "net withdrawal") or can be the amount deducted from your Account Value (called a "gross" withdrawal). If you request a gross withdrawal, you may receive less than the specified dollar amount, as any applicable CDSC and tax withholding would be deducted from the amount you requested. If you request a net withdrawal, a larger amount may be deducted from your Account Value in order for you to receive the specified dollar amount after any applicable CDSC and tax withholding is assessed, which will be based on the total amount deducted from your Account Value. See "Free Withdrawal Amounts" below for further detail on net and gross withdrawals, as well as how this might affect an optional living benefit you may have. Please be aware that under the Highest Daily Lifetime Income and Highest Daily Lifetime 6 Plus suite of benefits:
 (a) for a gross withdrawal, if the amount requested exceeds the Annual Income Amount, the excess portion will be treated as Excess Income and (b) for a net withdrawal, if the amount you receive plus the amount of the CDSC deducted from your Account Value exceeds the Annual Income Amount, the excess portion will be treated as Excess Income (which has negative consequences under these optional benefits).

 Upon surrender, we calculate a CDSC based on any Purchase Payments that have not been withdrawn. The amount of such Purchase Payments being withdrawn could be greater than your remaining Account Value. This could occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. Thus, for example, the CDSC could be greater than if it were calculated as percentage of remaining Account Value.

 We may waive any applicable CDSC under certain circumstances described herein.

 TRANSFER FEE: Currently, you may make twenty free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or Custom Portfolio Program when we count the twenty free transfers. All transfers made on the same day will be treated as one transfer. Transfers made through any electronic method or program we specify are not counted toward the twenty free transfers. The transfer fee is deducted pro rata from all Sub-accounts in which you maintain Account Value immediately subsequent to the transfer.

 ANNUAL MAINTENANCE FEE: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $30 or 2% of your Account Value, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of most recently assessed Annual Maintenance Fee. The fee is taken out from the Sub-accounts pro rata. The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. For Beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value and is only assessed if the Account Value is less than $25,000 at the time the fee is assessed.

 INSURANCE CHARGE: We deduct an Insurance Charge daily based on the annualized rate shown in the "Summary of Contract Fees and Charges." The charge is assessed against the assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life of New Jersey for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your Beneficiaries even if your Account Value declines, and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. Each Annuity has a different Insurance Charge during the first 9 Annuity Years. However, for the L Series, X Series, and C Series, on the Valuation Day immediately following the 9th Annuity Anniversary, the Insurance Charge drops to 1.30% annually (the B Series Insurance Charge is a constant 1.30%).

 OPTIONAL BENEFITS FOR WHICH WE ASSESS A CHARGE: If you elect to purchase optional benefits, we will deduct an additional charge. For some optional benefits, the charge is assessed against your Account Value allocated to the Sub-accounts. These charges are included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Income, the charge is assessed against the greater of the Account Value and the Protected Withdrawal Value and is taken out of the Sub-accounts quarterly. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 SETTLEMENT SERVICE CHARGE: If your Beneficiary takes the death benefit under a Beneficiary Continuation Option, the Insurance Charge no longer applies. However, we then begin to deduct a Settlement Service Charge which is assessed daily against the assets allocated to the Sub-accounts and is equal to an annualized charge of 1.00%.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply. These fees and expenses are reflected daily by each portfolio before it provides Pruco Life of New Jersey with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the portfolios.

 ANNUITY PAYMENT OPTION CHARGES
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 REQUIREMENTS FOR PURCHASING THE ANNUITY
 INITIAL PURCHASE PAYMENT: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order. This is the payment that issues your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered Additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment as follows: $1,000 for the B Series and $10,000 for the X Series, C Series, and L Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

 We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. That required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments would equal or exceed that $1 million threshold. WE MAY APPLY CERTAIN LIMITATIONS, RESTRICTIONS, AND/OR UNDERWRITING STANDARDS AS A CONDITION OF OUR ISSUANCE OF AN ANNUITY AND/OR ACCEPTANCE OF PURCHASE PAYMENTS. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

 SPECULATIVE INVESTING: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

 Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that elect to use our Annuity as a funding vehicle.

 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life of New Jersey. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life of New Jersey via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options. Investment restrictions will apply if you elect optional benefits.

 AGE RESTRICTIONS: Unless we agree otherwise and subject to our rules, each of the Owner(s) and Annuitant(s) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for the X Series and age 85 for the B Series, L Series, and C Series. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If you purchase a Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. The availability and level of protection of certain optional benefits may vary based on the age of the oldest Owner (or Annuitant, if entity owned) on the Issue Date of the Annuity or the date of the Owner's death. In addition, the broker-dealer firm through which you are purchasing an Annuity may impose a younger maximum issue age than what is described above - check with the broker-dealer firm for details. The "Annuitant" refers to the natural person upon whose life annuity payments payable to the Owner are based.

 ADDITIONAL PURCHASE PAYMENTS: You may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer or "EFT" purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. You may make additional Purchase Payments, unless the Annuity is held as a Beneficiary Annuity, at any time before the earlier of the Annuity Date and (i) for Annuities that are not entity-owned, the oldest Owner's 86/th/ birthday or (ii) for entity-owned Annuities, the Annuitant's 86/th/ birthday. However, Purchase Payments are not permitted after the Account Value is reduced to zero. WE MAY LIMIT OR REJECT ANY PURCHASE PAYMENT, BUT WOULD DO SO ONLY ON A NON-DISCRIMINATORY BASIS. Depending on the tax status of your Annuity (e.g., if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see the Tax Considerations section for additional information on these contribution limits.

 Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular additional Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not electively allocate Account Value.

 PURCHASE CREDITS UNDER THE X SERIES
 As detailed below, we apply a "Purchase Credit" to your Annuity's Account Value with respect to certain Purchase Payments you make under the X Series Annuity. The Purchase Credit is equal to a percentage of each Purchase Payment. To determine the amount of the Purchase Credit, we multiply the amount of the Purchase Payment by the applicable Purchase Credit percentage.

 With respect to Purchase Payments (of any amount) received during Annuity Years 1 through 4, the credit percentage will equal 6%, so long as the oldest Owner (or Annuitant, if entity owned) of the Annuity is younger than 82 at the time the Purchase Payment is made. If the oldest Owner (or Annuitant, if entity owned) is aged 82-85 at the time the Purchase Payment (of any amount) is made, the credit percentage will equal 3% during Annuity Years 1-4. With respect to Purchase Payments received on the fourth anniversary of the Issue Date and thereafter, regardless of the Owner or Annuitant's age, the credit percentage will be 0%.

 Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the Investment Options in the same ratio as the applicable Purchase Payment is applied.

 We do not consider the Purchase Credit as an "investment in the contract" for income tax purposes.

 EXAMPLE OF APPLYING THE PURCHASE CREDIT

 INITIAL PURCHASE PAYMENT
 Assume you are 65 years old and you make an initial Purchase Payment of $450,000. We would apply a 6.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($27,000 = $450,000 X .06) to your Account Value in the proportion that your Purchase Payment is allocated.

 RECAPTURE OF PURCHASE CREDITS. The amount of any Purchase Credit applied to your X Series Account Value can be recaptured by Pruco Life of New Jersey under certain circumstances. Namely:
..   if you Free Look your Annuity, the amount returned to you will not include the amount of any Purchase Credit.
..   if you exercise the medically-related surrender feature of this Annuity, we will recapture any Purchase Credit that was granted during the 12 months preceding the date your request for such a surrender was received by us in Good Order.

 The amount we recapture will equal the Purchase Credit, without adjustment up or down for investment performance. Therefore, any gain on the Purchase Credit amount will not be recaptured. But if there was a loss on the Purchase Credit, the amount we recapture will still equal the amount of the Purchase Credit.

 DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY
 OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if each Owner provides us with an instruction that we find acceptable, we will permit each Owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity owners or an entity owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner." Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).
   . Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more "Contingent Annuitants" with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the prospectus. For Beneficiary Annuities, instead of an Annuitant there is a "Key Life" which is used to determine the annual required distributions.
   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary's relationship to you. If you use a class designation in lieu of designating individuals (e.g. "surviving children"), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Beneficiary Annuities, instead of a Beneficiary, the term "Successor" is used. If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner, unless you elect an alternative Beneficiary designation.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

 "BENEFICIARY" ANNUITY
 You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent's account into one of the Annuities described in this prospectus and receive distributions that are required by the tax laws. This transfer option is not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

 Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590. We do not assess a CDSC (if applicable) on distributions from your Annuity if you are required by law to take such distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate and is paid out through a program of systematic withdrawals that we make available.

 For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent's death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the Tax Considerations section of this prospectus.

 For non-qualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to Beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the Tax Considerations section of this prospectus.

 You may take withdrawals in excess of your required distributions, however such withdrawals may be subject to the Contingent Deferred Sales Charge. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

 The Annuity provides a basic Death Benefit upon death, and you may name "successors" who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

 Please note the following additional limitations for a Beneficiary Annuity:
..   No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.
..   You may not elect any optional living or death benefits.
..   You may not annuitize the Annuity; no annuity options are available.
..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging, or Systematic Withdrawals.
..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.
..   If the Annuity is funded by means of transfer from another Beneficiary
    Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.

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


..   The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and
    (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30/th/ of the year following the year of death of the IRA or Roth IRA
    Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request. If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.
..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
..   If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.

 RIGHT TO CANCEL

 You may cancel (or "Free Look") your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it. The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of this Annuity by mail is effective on being postmarked, properly addressed and postage prepaid. Unless otherwise required by applicable law, the amount of the refund will equal the Account Value as of the Valuation Date we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity. Under the X Series, we will recapture any Purchase Credits upon your exercise of this Free Look right. Please note that if you purchased the Annuity as a replacement for another Annuity, your Free Look period is 60 days.


 SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT
 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. Investment restrictions will apply if you elect optional benefits. No additional Purchase Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

 SALARY REDUCTION PROGRAMS
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

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


                             MANAGING YOUR ANNUITY

 CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS

 In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

..   a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
..   a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;
..   a new Annuitant prior to the Annuity Date if the Owner is an entity;
..   a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;

..   any permissible designation change if the change request is received at our
    Service Office after the Annuity Date;
..   a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors; and
..   a new Annuitant for a contract issued to a grantor trust where the new
    Annuitant is not the grantor of the trust.

 To the extent permitted under law, you may change the Owner, Annuitant, and Beneficiary designations as indicated above, and also may assign the Annuity. WE WILL ALLOW CHANGES OF OWNERSHIP AND/OR ASSIGNMENTS ONLY IF THE ANNUITY IS HELD EXCLUSIVELY FOR THE BENEFIT OF THE ANNUITANT OR CONTINGENT ANNUITANT. WE RESERVE THE RIGHT TO REJECT ANY PROPOSED CHANGE OF OWNER, ANNUITANT, OR BENEFICIARY. WE WILL IMPLEMENT THIS RIGHT ON A NON-DISCRIMINATORY BASIS, BUT ARE NOT OBLIGATED TO PROCESS YOUR REQUEST WITHIN ANY PARTICULAR TIME FRAME. There are restrictions on designation changes when you have elected certain optional benefits. We assume no responsibility for the validity or tax consequences of any change of ownership or assignment, and may be required to make reports of ownership changes and/or assignments to the appropriate federal, state and/or local taxing authorities. You should consult with a qualified tax advisor for complete information and advice prior to any ownership change or assignment. Once an ownership change or assignment is processed, the tax reporting cannot be reversed.


 A change of Owner, Annuitant or Beneficiary will take effect on the date the notice of change is signed. Any change we accept is subject to any transactions processed by us before we receive the notice of change.

 DEATH BENEFIT SUSPENSION UPON CHANGE OF OWNER OR ANNUITANT. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Minimum Death Benefit and Optional Death Benefit Rider section of this prospectus for additional details.

 SPOUSAL DESIGNATIONS
 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner unless you elect an alternative Beneficiary designation.


 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples, domestic partners or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil union couples, domestic partners or marriage spouses of the same sex. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first same-sex civil union partner, domestic partner or spouse. Civil union couples, domestic partners and spouses of the same sex should consider that limitation before selecting a spousal benefit under the annuity.


 CONTINGENT ANNUITANT
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account").

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to continue the Annuity, the Death Benefit payable will equal the Death benefit described in spousal continuation section of the Minimum Death Benefit and Optional Death Benefit Rider section of this prospectus.

 See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.

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


                          MANAGING YOUR ACCOUNT VALUE

 There are several programs we administer to help you manage your Account Value, as described in this section.

 DOLLAR COST AVERAGING PROGRAM
 We offer a Dollar Cost Averaging Program during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts (if you make no selection, we will effect transfers on a monthly basis).

 There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market.

 AUTOMATIC REBALANCING PROGRAMS
 During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. The "Accumulation Period" refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a Systematic Withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 If you are participating in an optional living benefit (such as Highest Daily Lifetime Income) that makes transfers under a pre-determined mathematical formula, and you have opted for automatic rebalancing, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and
 (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.

 FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
 Unless you direct otherwise, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. IF YOUR FINANCIAL PROFESSIONAL HAS THIS AUTHORITY, WE DEEM THAT ALL SUCH TRANSACTIONS THAT ARE DIRECTED BY YOUR FINANCIAL PROFESSIONAL WITH RESPECT TO YOUR ANNUITY HAVE BEEN AUTHORIZED BY YOU. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such Financial Professional. We will notify you and your Financial Professional if we implement any such restrictions or prohibitions.

 PLEASE NOTE: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below entitled "RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS". We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your Financial Professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this prospectus.

 RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS
 During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.


 Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as the dollar cost averaging program, an asset rebalancing program, or pursuant to a mathematical formula required as part of an optional benefit (e.g., Highest Daily Lifetime Income). The transfer restrictions discussed in this section apply only to the former type of transfer (i.e., a transfer that you initiate).

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involve the Sub-account corresponding to the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as automated withdrawals.

 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a portfolio manager to manage a portfolio's investments. Frequent transfers may cause the portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the portfolios; or (b) we are informed by a portfolio (e.g., by the portfolio's portfolio manager) that the purchase or redemption of shares in the portfolio must be restricted because the portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as auto-rebalancing or under a pre-determined mathematical formula used with an optional living benefit; and (ii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
..   We reserve the right to effect transfers on a delayed basis for all
    Annuities. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 There are contract Owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract Owners who are subject to such limitations. Finally, there are contract Owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life of New Jersey as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract Owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract Owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the Financial Professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract Owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an Financial Professional) and will not waive a transfer restriction for any Owner.

 ALTHOUGH OUR TRANSFER RESTRICTIONS ARE DESIGNED TO PREVENT EXCESSIVE TRANSFERS, THEY ARE NOT CAPABLE OF PREVENTING EVERY POTENTIAL OCCURRENCE OF EXCESSIVE TRANSFER ACTIVITY. The portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter or its transfer agent that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner's TIN number), and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract Owners who violate the excessive trading policies established by the portfolio. In addition, you should be aware that some portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual Owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

 A portfolio also may assess a short-term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no portfolio has adopted a short-term trading fee.

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


                            ACCESS TO ACCOUNT VALUE

 TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
 During the Accumulation Period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently as permitted, partial withdrawals are taken pro rata (i.e. "pro rata" meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.

 If you participate in any Lifetime Guaranteed Minimum Withdrawal Benefit, and you take a withdrawal deemed to be Excess Income that brings your Account Value to zero, both the benefit and the Annuity itself will terminate.


 TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES


 PRIOR TO ANNUITIZATION

 A distribution prior to Annuitization is deemed to come first from any "gain" in your Annuity and second as a return of your "cost basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.


 DURING THE ANNUITIZATION PERIOD

 During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 There may also be tax implications on distributions from qualified Annuities. See "Tax Considerations" for information about qualified Annuities and for additional information about non-qualified Annuities.


 FREE WITHDRAWAL AMOUNTS
 You can make a full or partial withdrawal from any of the Annuities during the Accumulation Period, although a CDSC, and tax consequences may apply. There is no CDSC with respect to the C Series. A CDSC may apply to the X Series, B Series, and L Series, but each Annuity offers a "Free Withdrawal" amount that applies only to partial withdrawals. The Free Withdrawal amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC. The Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments (excluding Purchase Credits) that are currently subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year. With respect to the C Series, because any withdrawal is free of a CDSC, the concept of "free withdrawal" is not applicable.
   . The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity.
   . You can also make partial withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.


 EXAMPLE. This example assumes that no withdrawals have previously been taken.

 On January 3, 2012, to purchase your B Series Annuity, you make an initial Purchase Payment of $20,000.
 On January 3, 2013, you make a subsequent Purchase Payment to your B Series Annuity of $10,000.

   . Because in Annuity Year 1 your initial Purchase Payment of $20,000 is still within the CDSC schedule (see "Annuity Owner Transaction Expenses"), your Free Withdrawal amount in Annuity Year 1 equals $20,000 X 10%, or $2,000.
   . Because in Annuity Year 2 both your initial Purchase Payment of $20,000 and your subsequent Purchase Payment of $10,000 are still within the CDSC schedule (see "Annuity Owner Transaction Expenses"), your Free Withdrawal amount in Annuity Year 2 equals $20,000 X 10%, plus $10,000 X 10%, or $2,000 + $1,000 for a total of $3,000.


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



 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts may be subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. We withdraw your oldest Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn.
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount that assumes that any CDSC or tax withholding already has been taken out (called a "net withdrawal"). Alternatively, you may request a "gross" withdrawal amount, with the understanding that the amount you actually receive will be less - reflecting any CDSC or tax withholding. If you request a net withdrawal, any applicable CDSC amount will be based on the total amount deducted from your Account Value. If you do not provide instruction on how you want the withdrawal processed, we will process the withdrawal as a gross withdrawal. We will deduct the partial withdrawal from your Account Value in accordance with your instructions, although if you are participating in an optional living benefit, your withdrawal must be taken pro-rata from each of your Investment Options.


 PLEASE BE AWARE THAT ALTHOUGH A GIVEN PARTIAL WITHDRAWAL MAY QUALIFY AS A FREE WITHDRAWAL FOR PURPOSES OF AVOIDING A CDSC, THE AMOUNT OF THE WITHDRAWAL COULD EXCEED THE ANNUAL INCOME AMOUNT UNDER ONE OF THE HIGHEST DAILY LIFETIME INCOME OR HIGHEST DAILY LIFETIME 6 PLUS BENEFITS. IN THAT SCENARIO, THE PARTIAL WITHDRAWAL WOULD BE DEEMED "EXCESS INCOME" - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT FOR FUTURE YEARS. FOR EXAMPLE, IF THE ANNUAL INCOME AMOUNT UNDER HIGHEST DAILY LIFETIME INCOME WERE $2000 AND A $2500 WITHDRAWAL THAT QUALIFIED AS A FREE WITHDRAWAL WERE MADE, THE WITHDRAWAL WOULD BE DEEMED EXCESS INCOME, IN THE AMOUNT OF $500.


 SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD
 You can receive Systematic Withdrawals of earnings only, or a flat dollar amount. Systematic withdrawals may be subject to any applicable CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 Systematic withdrawals can be made from Account Value allocated to the Sub-accounts. There is no minimum Surrender Value we require to allow you to begin a program of systematic withdrawals. The minimum amount for each systematic withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.


 We will withdraw systematic withdrawals from the Investment Options you have designated (your "designated Investment Options"). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal (i.e. "pro rata" meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata, as just described, based on the Account Value across all your Investment Options. Please note that if you are participating in certain optional living benefits (e.g., Highest Daily Lifetime Income), systematic withdrawals must be taken pro rata. Ownership changes to and assignment of your Annuity will terminate any systematic withdrawals that had been in effect on the date of the change.


 SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(T)/72(Q) OF THE INTERNAL REVENUE CODE If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For Annuities issued as non-qualified annuities, the Code may provide a similar exemption from penalty under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) may be subject to a CDSC (except that no CDSC applies to the C Series). To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 Please note that if a withdrawal under 72(t) or 72(q) was scheduled to be effected between December 25 and December 31st of a given year, then, we will implement the withdrawal on December 28 or on the last Valuation Day prior to December 28th of that year.

 REQUIRED MINIMUM DISTRIBUTIONS
 Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC (if applicable) on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the Required Minimum Distribution and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a systematic withdrawal that is taken to satisfy the Required Minimum Distribution rules in relation to other savings or investment plans under other qualified retirement plans.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code. Please see "Living Benefits" for further information relating to Required Minimum Distributions if you own a living benefit.

 In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.

 Please note that if a Required Minimum Distribution was scheduled to be effected between December 25/th/ and December 31/st/ of a given year, then, we will implement the Required Minimum Distribution on December 28 or on the last Valuation Day prior to December 28/th/ of that year.

 See "Tax Considerations" for a further discussion of Required Minimum Distributions.

                                  SURRENDERS

 SURRENDER VALUE
 During the Accumulation Period you can surrender your Annuity at any time, and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any applicable CDSC, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.


 We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take a Non-Lifetime Withdrawal (see "Living Benefits - Non-Lifetime Withdrawal Feature") that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See "Annuity Options" for information on the impact of the minimum Surrender Value at annuitization.


 MEDICALLY-RELATED SURRENDERS
 You may request to surrender all or part of your X Series, B Series, or L Series Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below. The CDSC and this waiver are not applicable to the C Series.

 If you request a full surrender, the amount payable will be your Account Value minus the amount of any Purchase Credits applied within 12 months prior to your request in Good Order to surrender your Annuity under this provision. With respect to partial surrenders, we similarly reserve the right to recapture Purchase Credits. Although a CDSC will not apply to qualifying medically-related surrenders, please be aware that a withdrawal from the Annuity before you have reached age 59 1/2 may be subject to a 10% tax penalty and other tax consequences - see the Tax Considerations section of this prospectus.

 This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
   . If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a medically-related surrender;
   . If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
   . If the Owner is one or more natural persons, all such Owners must also be alive at such time;
   . We must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
   .   no additional Purchase Payments can be made to the Annuity.

 We reserve the right to impose a maximum amount of a medically-related surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of medically-related surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible medically-related surrender. A "Contingency Event" occurs if the Owner (or Annuitant if entity-owned) is:
   . first confined in a "Medical Care Facility" after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically Related surrender request at our Service Office; or
   . first diagnosed as having a "Fatal Illness" after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.

 "Fatal Illness" means a condition (a) diagnosed by a licensed physician; and
 (b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. "Medical Care Facility" means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically-necessary in-patient care, which is
 (a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and
 (d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records.

                                ANNUITY OPTIONS

 Annuitization involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. Please refer to the "Living Benefits" section in this prospectus for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Account Value; partial annuitizations are not allowed.

 You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95/th/ birthday of the oldest of any Owner and Annuitant whichever occurs first ("Latest Annuity Date") and no earlier than the earliest permissible Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. You may change your choices before the Annuity Date. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the Latest Annuity Date. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years).

 If needed, we will require proof in Good Order of the Annuitant's age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.

 If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2000 on the Annuity Date.

 Once annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the Death Benefits described below.


 Certain of these annuity options may be available as "settlement options" to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.


 Please note that you may not annuitize within the first Annuity Year.

 For Beneficiary Annuities, no annuity payments are available and all references to Annuity Date are not applicable.

 OPTION 1

 ANNUITY PAYMENTS FOR A PERIOD CERTAIN: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies during the income phase, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.


 OPTION 2

 LIFE INCOME ANNUITY OPTION WITH A PERIOD CERTAIN: Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant's life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.


 OTHER ANNUITY OPTIONS WE MAY MAKE AVAILABLE
 At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:
..   Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

..   Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.
..   Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. If the Annuitants' joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.


 We reserve the right to cease offering any of these other annuity options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.

                                LIVING BENEFITS

 Pruco Life of New Jersey offers different optional living benefits, for an additional charge, that can provide investment protection for Owners while they are alive. No optional living benefit may be elected if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional living benefits, the additional cost has the impact of reducing net performance of the Investment Options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of these optional living benefits. Depending on which optional living benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:
..   protecting a principal amount from decreases in value due to investment performance;
..   guaranteeing a minimum amount of growth to be used as the basis for lifetime withdrawals; or
..   providing spousal continuation of certain benefits.




 We currently offer the following "living    The following "living benefits" are     The following "living benefits" are no
 benefits":                                  available only for Annuities issued     longer available for new elections:
    Highest Daily Lifetime Income            with an application signed prior to        Highest Daily Lifetime 6 Plus
    Spousal Highest Daily Lifetime           January 24, 2011, subject to                  Income Benefit (HD6 Plus)
       Income                                availability which may vary by firm:       Spousal Highest Daily
                                                Highest Daily Guaranteed                   Lifetime 6 Plus Income
                                                   Return Option II (HD GRO II)            Benefit (SH6 Plus)
                                                Guaranteed Return Option
                                                   Plus II (GRO PLUS II)



 Each living benefit requires your participation in a predetermined mathematical formula that may transfer your account value between the Sub-accounts you have chosen from among those we permit with the benefit (i.e., the "permitted Sub-accounts") and certain bond portfolio Sub-accounts of AST. Highest Daily Lifetime Income, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus use one pre-determined mathematical formula. GRO Plus II and HD GRO II each uses a separate and different pre-determined mathematical formula. Under the predetermined mathematical formula used with the Highest Daily Lifetime Income and Highest Daily Lifetime 6 Plus benefits, your Account Value may be transferred between certain "permitted Sub-accounts" and the AST Investment Grade Bond Sub-account. Under each pre-determined mathematical formula used with GRO Plus II and HD GRO II, your Account Value may be transferred between certain "permitted Sub-accounts" and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. The formulas differ because of the nature of the underlying guarantees, and thus could result in different transfers of account value over time. Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. Though the investment requirements and formulas are designed to reduce risk, they do not guarantee any appreciation of your Account Value. In fact, they could mean that you miss appreciation opportunities in other investment options. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.


 Here is a general description of each kind of living benefit that exists under this Annuity:

..   LIFETIME GUARANTEED MINIMUM WITHDRAWAL BENEFITS. These benefits are designed for someone who wants a guaranteed lifetime income stream through withdrawals over time, rather than by annuitizing. Highest Daily Lifetime Income is one example of this type of benefit. Please note that there is a Latest Annuity Date under your Annuity, by which date annuity payments must commence.

    Under any of the Guaranteed Lifetime Withdrawal Benefits (i.e., Highest Daily Lifetime Income, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus), WITHDRAWALS IN EXCESS OF THE ANNUAL INCOME AMOUNT, CALLED "EXCESS INCOME," WILL RESULT IN A PERMANENT REDUCTION IN FUTURE GUARANTEED WITHDRAWAL AMOUNTS. IF YOU WISH TO WITHDRAW EXCESS INCOME BUT ARE UNCERTAIN HOW IT WILL IMPACT YOUR FUTURE GUARANTEED WITHDRAWAL AMOUNTS, YOU MAY CONTACT US PRIOR TO REQUESTING THE WITHDRAWAL TO OBTAIN A PERSONALIZED, TRANSACTION-SPECIFIC CALCULATION SHOWING THE EFFECT OF TAKING THE WITHDRAWAL.

..   GUARANTEED MINIMUM ACCUMULATION BENEFITS. The common characteristic of these benefits is that your Account Value is guaranteed to be at least a specified amount at some point in the future. Thus, these benefits may be appropriate for an annuity Owner who wants a guaranteed minimum Account Value after a specified number of years. Because the guarantee inherent in the benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. HD GRO II is one example of this type of benefit.

 PLEASE REFER TO THE BENEFIT DESCRIPTION THAT FOLLOWS FOR A COMPLETE DESCRIPTION OF THE TERMS, CONDITIONS AND LIMITATIONS OF EACH OPTIONAL BENEFIT. SEE THE CHART IN THE "INVESTMENT OPTIONS" SECTION OF THE PROSPECTUS FOR A LIST OF INVESTMENT OPTIONS AVAILABLE AND PERMITTED WITH EACH BENEFIT. WE RESERVE THE RIGHT TO TERMINATE THIS BENEFIT IF YOU ALLOCATE FUNDS INTO NON-

 PERMITTED INVESTMENT OPTIONS. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. As is the case with optional living benefits in general, the fulfillment of our guarantee under these benefits is dependent on our claims paying ability.


 TERMINATION OF EXISTING BENEFITS AND ELECTION OF NEW BENEFITS
 If you elect an optional living benefit, you may subsequently terminate the benefit and elect one of the then currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period for such an election (you may elect a new benefit beginning on the next Valuation Day), provided that upon such an election, your Account Value must be allocated to the Investment Options prescribed for the optional benefit. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your Financial Professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may not provide the same guarantees and/or may be more expensive than the benefit you are terminating. NOTE THAT ONCE YOU TERMINATE AN EXISTING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES EFFECTIVE. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.


 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples, domestic partners or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil unions, domestic partners or marriages of the same sex. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first same-sex civil union partner, domestic partner or spouse. Civil union couples, domestic partners and spouses of the same sex should consider that limitation before selecting a spousal benefit under the annuity.


 HIGHEST DAILY LIFETIME(R) INCOME BENEFIT
 Highest Daily Lifetime(R) Income is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit, for new elections at any time.


 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."


 The income benefit under Highest Daily Lifetime Income currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. Highest Daily Lifetime Income is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime Income is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE A WITHDRAWAL OF EXCESS INCOME (DESCRIBED BELOW) THAT BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER HIGHEST DAILY LIFETIME INCOME. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE APPLICABLE SECTION IN THIS PROSPECTUS. FOR EXAMPLE, IF THE ANNUITY TERMINATES IN THIS SCENARIO, YOU WOULD NO LONGER HAVE ANY OPTIONAL DEATH BENEFIT THAT YOU MAY HAVE ELECTED (SEE THE OPTIONAL DEATH BENEFITS SECTION OF THIS PROSPECTUS).

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime

 Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 12/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 12/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above, or
 (2)the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:
    (a)200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;
    (b)200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and
    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER HIGHEST DAILY LIFETIME INCOME

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2 to 84, and 6% for ages 85 or older. Under the Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.


 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A PARTIAL WITHDRAWAL THAT IS SUBJECT TO A CDSC AND/OR TAX WITHHOLDING, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF THE CDSC AND/OR TAX WITHHOLDING, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE ANNUAL INCOME AMOUNT. WHEN YOU TAKE A PARTIAL WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2000) BUT THEN HAVE ANY CDSC AND/OR TAX WITHHOLDING DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE. THE PORTION OF A WITHDRAWAL THAT EXCEEDED YOUR ANNUAL INCOME AMOUNT (IF ANY) WOULD BE TREATED AS EXCESS INCOME AND THUS WOULD REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST THAT A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2000), WITH THE UNDERSTANDING THAT ANY CDSC AND/OR TAX WITHHOLDING (E.G., $240) BE APPLIED TO YOUR REMAINING ACCOUNT VALUE. IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS EXCESS INCOME BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2000) AND THE AMOUNT OF ANY CDSC AND/OR TAX WITHHOLDING (IN THIS EXAMPLE, A TOTAL OF $2240). THE AMOUNT OF THAT SUM (E.G., THE $2000 YOU RECEIVED PLUS THE $240 FOR THE CDSC AND/OR TAX WITHHOLDING) THAT EXCEEDS YOUR ANNUAL INCOME AMOUNT WILL BE TREATED AS EXCESS INCOME - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income and subsequent to the first Lifetime Withdrawal will
 (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).


 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income . As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2-84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.


 Highest Daily Lifetime Income does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).


 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is November 1, 2011
   .   Highest Daily Lifetime Income is elected on August 1, 2012

   . The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income
   .   The first withdrawal is a Lifetime Withdrawal

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2012, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2012) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2012 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

     Account Value before Lifetime withdrawal                  $118,000.00
     Less amount of "non" Excess Income                        $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $   1500.00
     Ratio                                                            1.31%
     Annual Income Amount                                      $  6,000.00
     Less ratio of 1.31%                                       $     78.60
     Annual Income Amount for future Annuity Years             $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the Excess Income on October 29 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 84 on the date of the potential step-up) of the highest daily Account Value, adjusted for withdrawals and Purchase Payments (including any associated Purchase Credits), is greater than $5,921.40. Here are the calculations for determining the daily values. Only the October 26 value is being adjusted for Excess Income as the October 30, October 31, and November 1 Valuation Days occur after the Excess Income on October 29.

                                  HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                (ADJUSTED FOR WITHDRAWAL   AMOUNT (5% OF THE
DATE*             ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST DAILY VALUE)
-----             ------------- ------------------------ ----------------------
October 26, 2012   $119,000.00        $119,000.00              $5,950.00
October 29, 2012   $113,000.00        $113,986.95              $5,699.35
October 30, 2012   $113,000.00        $113,986.95              $5,699.35
October 31, 2012   $119,000.00        $119,000.00              $5,950.00
November 1, 2012   $118,473.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of
    November 1 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 26, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on October 26 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $115,500 before the Excess Income.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted October 29 Highest Daily Value, $113.986.95, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.95 is greater than the October 30 value, we will continue to carry $113,986.95 forward to the next Valuation Day of October 31. The Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.95 carried forward.
   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 value, so we will continue to carry $119,000.00 forward to the final Valuation Day of November 1.

 In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 5%, generating an Annual Income Amount of $5,950.00. Since this amount is greater than the current year's Annual Income Amount of $5,921.40 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2012 and continuing through October 31, 2013, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. Thus, the first withdrawal will be a Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2011
   .   Highest Daily Lifetime Income is elected on September 4, 2012
   .   The Account Value at benefit election was $105,000
   . The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income
   . No previous withdrawals have been taken under Highest Daily Lifetime Income On October 3, 2012, the Protected Withdrawal Value is $125,000, the 12/th/ benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2012 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

Withdrawal amount                                                                     $ 15,000
Divided by Account Value before withdrawal                                            $120,000
Equals ratio                                                                              12.5%
All guarantees will be reduced by the above ratio (12.5%) Protected Withdrawal Value  $109,375
12/th/ benefit year Minimum Periodic Value                                            $183,750

 REQUIRED MINIMUM DISTRIBUTIONS
 Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31/st/ for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as you abide by the following:

 The total amount within an Annuity Year that can be withdrawn is equal to:
 1. the Annual Income Amount remaining in the current Annuity Year, plus,
 2. The difference between:
 a. The RMD amount (assuming the RMD amount is greater than the Annual Income Amount) less any withdrawals already taken in the calendar year, less
 b. The Annual Income Amount.

 Please see hypothetical examples below for details.

 If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include situations where you comply with the rules outlined above and then decide to take additional withdrawals after satisfying your RMD requirement from the Annuity.

 We will assume your first withdrawal under the benefit is a Lifetime Withdrawal unless you designated the withdrawal as a Non-Lifetime Withdrawal.

 EXAMPLE
 The following example is purely hypothetical and intended to illustrate a scenario as described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the Required Minimum Distribution for the current calendar year.

 Assumptions:
 RMD Calendar Year
 01/01/2011 to 12/31/2011

 Annuity Year
 06/01/2010 to 05/31/2011

 Annual Income Amount and RMD Amount
 Annual Income Amount = $5,000
 Remaining Annual Income Amount as of 1/3/2011 = $3,000 (a $2,000 withdrawal was taken on 7/1/2010)
 RMD Amount for Calendar Year 2011 = $6,000

 The amount you may withdraw in the current Annuity Year (between 1/3/2011 and 5/31/2011) without it being treated as Excess Income is $4,000. Here is the calculation: $3,000 + ($6,000 - $5,000) = $4,000.

 If the $4,000 withdrawal is taken in the current Annuity Year (prior to 6/1/2011), the remaining Annual Income Amount will be zero and the remaining RMD amount of $2,000 may be taken in the subsequent Annuity Year beginning on 6/1/2011 (when your Annual Income Amount is reset to $5,000).

 If you had chosen to not take any additional withdrawals until on or after 6/1/2011, then you would be eligible to withdraw $6,000 without it being treated as a withdrawal of Excess Income.

 BENEFITS UNDER HIGHEST DAILY LIFETIME INCOME
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL
    INCOME AMOUNT, HIGHEST DAILY LIFETIME INCOME TERMINATES, AND NO ADDITIONAL PAYMENTS ARE MADE. HOWEVER, IF A PARTIAL WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY, THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL
    CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE DESIGNATED LIFE.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options: (1) apply your Account Value, less any applicable tax charges, to any annuity option available; or (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS

..   Withdrawals under Highest Daily Lifetime Income benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

..   Any Lifetime Withdrawal that you take that is less than or equal to the
    Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For purposes of calculating a CDSC on any future withdrawal, Lifetime Withdrawals that are less than or equal to the Annual Income
    Amount in an Annuity Year are not treated as withdrawals of Purchase Payments. Moreover, any Lifetime Withdrawal that is treated as Excess
    Income is subject to any applicable CDSC if the withdrawal is greater than the Free Withdrawal amount.
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts (as defined below). We may amend the
    Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your
    Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent
    Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in Good Order, we will (i) sell Units of the Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..   Any Death Benefit, including any optional Death Benefit that you elect, will terminate if withdrawals taken under Highest Daily Lifetime Income reduce your Account Value to zero (see "Minimum Death Benefits and Optional Death Benefit Riders").

..   The current charge for Highest Daily Lifetime Income is 0.95% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on

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    the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 For Highest Daily Lifetime Income, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income, except if
 (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that is satisfactory to us.

 Highest Daily Lifetime Income can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT HIGHEST DAILY LIFETIME INCOME, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND YOUR GUARANTEES UNDER HIGHEST DAILY LIFETIME INCOME WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF HIGHEST DAILY LIFETIME INCOME. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

 If you wish to elect this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime Income at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
    (I)YOUR TERMINATION OF THE BENEFIT,
   (II)YOUR SURRENDER OF THE ANNUITY,
  (III)YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO RECEIVE THE ANNUAL INCOME AMOUNT IN THE FORM OF ANNUITY PAYMENTS, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT)
   (IV)OUR RECEIPT OF DUE PROOF OF DEATH OF THE OWNER OR ANNUITANT (FOR ENTITY-OWNED ANNUITIES)
    (V)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO, OR
   (VI)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE.

 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds; and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Highest Daily Lifetime Income other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation

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 program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.


 HOW HIGHEST DAILY LIFETIME INCOME TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 An integral part of Highest Daily Lifetime Income (including Spousal Highest Daily Lifetime Income) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the AST Investment Grade Bond Sub-account, referred to in this section as the "Bond Sub-account"). This predetermined mathematical formula ("formula") runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Income. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is set forth in Appendix F (and is described below).

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Income. For purposes of these benefits, we refer to those permitted Investment Options as the "Permitted Sub-accounts". Because these restrictions and the use of the formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.

 Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits with respect to the X Series), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

 The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

 If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which,


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



 because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,
..   September 4, 2012 - a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   September 5, 2012 - you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.
..   On September 5, 2012 - (and at least until first a transfer is made out of the Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).
..   Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

 Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime Income, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Income and existing Annuities that elect Highest Daily Lifetime Income in the future, however, we reserve the right to change such values.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:

 a) The total value of all your Account Value in the Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the Bond
    Sub-account; or
..   If a portion of your Account Value was previously allocated to the Bond
    Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Highest Daily Lifetime Income has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;


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..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

 Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

 Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.


 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts, as discussed above. In addition, the amount and duration of payments under the annuity payment provision may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution rules under the tax law.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME BENEFIT
 Spousal Highest Daily Lifetime(R) Income Benefit is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.


 We offer a benefit that guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income is the pre-determined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."


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



 Spousal Highest Daily Lifetime Income is the spousal version of Highest Daily Lifetime Income. Currently, if you elect Spousal Highest Daily Lifetime Income and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Spousal Highest Daily Lifetime Income and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income must be elected based on two designated lives, as described below. Each designated life must be at least 45 years old when the benefit is elected. Spousal Highest Daily Lifetime Income is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Spousal Highest Daily Lifetime Income is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE A WITHDRAWAL OF EXCESS INCOME THAT BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE APPLICABLE SECTION IN THIS PROSPECTUS. FOR EXAMPLE, IF THE ANNUITY TERMINATES IN THIS SCENARIO, YOU WOULD NO LONGER HAVE ANY OPTIONAL DEATH BENEFIT THAT YOU MAY HAVE ELECTED (SEE THE OPTIONAL DEATH BENEFITS SECTION OF THIS PROSPECTUS).

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 12/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 12/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime
    Withdrawal:
    (a)200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;
    (b)200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and
    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2; 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A PARTIAL WITHDRAWAL THAT IS SUBJECT TO A CDSC AND/OR TAX WITHHOLDING, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF THE CDSC AND/OR TAX WITHHOLDING, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE ANNUAL INCOME AMOUNT. WHEN YOU TAKE A PARTIAL WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2000) BUT THEN HAVE ANY CDSC AND/OR TAX WITHHOLDING DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE. THE PORTION OF A WITHDRAWAL THAT EXCEEDED YOUR ANNUAL INCOME AMOUNT (IF ANY) WOULD BE TREATED AS EXCESS INCOME AND THUS WOULD REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST THAT A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2000), WITH THE UNDERSTANDING THAT ANY CDSC AND/OR TAX WITHHOLDING (E.G., $240) BE APPLIED TO YOUR REMAINING ACCOUNT VALUE. IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS EXCESS INCOME BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2000) AND THE AMOUNT OF ANY CDSC AND/OR TAX WITHHOLDING (IN THIS EXAMPLE, A TOTAL OF $2240). THE AMOUNT OF THAT SUM (E.G., THE $2000 YOU RECEIVED PLUS THE $240 FOR THE CDSC AND/OR TAX WITHHOLDING) THAT EXCEEDS YOUR ANNUAL INCOME AMOUNT WILL BE TREATED AS EXCESS INCOME - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2, 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).


 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2, 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 Spousal Highest Daily Lifetime Income does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is November 1, 2011
   .   Spousal Highest Daily Lifetime Income is elected on August 1, 2012
   . Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income
   .   The first withdrawal is a Lifetime Withdrawal

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2012, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 59 1/2 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2012) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2012 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

   Account Value before Lifetime Withdrawal                      $118,000.00
   Less amount of "non" excess withdrawal                        $  2,900.00
   Account Value immediately before excess withdrawal of $2,100  $115,100.00
   Excess withdrawal amount                                      $  2,100.00
   Ratio                                                                1.82%
   Annual Income Amount                                          $  5,400.00
   Less ratio of 1.82%                                           $     98.28
   Annual Income Amount for future Annuity Years                 $  5,301.72

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



 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $5,400. However, the Excess Income on October 29 reduces the amount to $5,301.72 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% (since the younger designated life is between 59 1/2 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments (including any associated Purchase Credits), is greater than $5,301.72. Here are the calculations for determining the daily values. Only the October 26 value is being adjusted for Excess Income as the October 30, October 31 and November 1 Valuation Days occur after the Excess Income on October 29.

                                  HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                (ADJUSTED FOR WITHDRAWAL  AMOUNT (4.5% OF THE
DATE*             ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST DAILY VALUE)
-----             ------------- ------------------------ ----------------------
October 26, 2012   $119,000.00        $119,000.00              $5,355.00
October 29, 2012   $113,000.00        $113,986.98              $5,129.41
October 30, 2012   $113,000.00        $113,986.98              $5,129.41
October 31, 2012   $119,000.00        $119,000.00              $5,355.00
November 1, 2012   $118,473.00        $119,000.00              $5,355.00

 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 26, resulting in an adjusted Annual Income Amount of $5,355.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on October 26 is first reduced dollar-for-dollar by $2,900 ($2,900 is the remaining Annual Income Amount for the Annuity Year), resulting in an Account Value of $116,100 before the Excess Income.
   . This amount ($116,100) is further reduced by 1.82% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.98.
   . The adjusted October 29 Highest Daily Value, $113,986.98, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113.986.98 is greater than the October 30 value, we will continue to carry $113,986.98 forward to the next Valuation Day of October 31. The Account Value on
       October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.98 carried forward.
   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 value, so we will continue to carry $119,000.00 forward to the final Valuation Day of November 1.

 In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 4.5%, generating an Annual Income Amount of $5,355.00. Since this amount is greater than the current year's Annual Income Amount of $5,301.72 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2012 and continuing through October 31, 2013, will be stepped-up to $5,355.00.

 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. Thus, the first withdrawal will be a Lifetime Withdrawal.

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



 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
   .   The Issue Date is December 1, 2011
   .   Spousal Highest Daily Lifetime Income is elected on September 4, 2012
   .   The Account Value at benefit election was $105,000
   . Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income

 On October 3, 2012, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2012 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      12/th/ benefit year Minimum Periodic Value                 $183,750

 REQUIRED MINIMUM DISTRIBUTIONS
 See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income for a discussion of the relationship between the RMD amount and the Annual Income Amount.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE
    WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL INCOME AMOUNT, SPOUSAL HIGHEST DAILY LIFETIME INCOME TERMINATES, AND NO ADDITIONAL PAYMENTS WILL BE MADE. HOWEVER, IF A WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE SECOND DESIGNATED LIFE PROVIDED THE DESIGNATED LIVES WERE SPOUSES AT THE DEATH OF THE FIRST DESIGNATED LIFE.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable state required premium tax, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS

..   Withdrawals under the Spousal Highest Daily Lifetime Income benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

..   Any Lifetime Withdrawal that you take that is less than or equal to the
    Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For purposes of calculating a CDSC on any future withdrawal, Lifetime Withdrawals that are less than or equal to the Annual Income
    Amount in an Annuity Year are not treated as withdrawals of Purchase Payments. Moreover, any Lifetime Withdrawal that is treated as Excess
    Income is subject to any applicable CDSC if the withdrawal is greater than the Free Withdrawal amount.
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolios appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST
    Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or upon addition of additional Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..   Any Death Benefit, including any optional Death Benefit that you elect, will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income reduce your Account Value to zero (see "Minimum Death Benefits and Optional Death Benefit Riders").

..   The current charge for Spousal Highest Daily Lifetime Income is 0.95%
    annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

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 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value
 Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime Income can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily
 Lifetime Income only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
   . One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be at least 45 years old at the time of election; or
   . Co-Annuity Owners, where the Owners are each other's spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 45 years old at the time of election; or
   . One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 45 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage.

 Spousal Highest Daily Lifetime Income can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT, AND YOUR GUARANTEES UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF SPOUSAL HIGHEST DAILY LIFETIME INCOME. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

 If you wish to elect this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
   . UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE FIRST DESIGNATED LIFE, IF THE SURVIVING SPOUSE OPTS TO TAKE THE DEATH BENEFIT UNDER THE ANNUITY (RATHER THAN CONTINUE THE ANNUITY) OR IF THE SURVIVING SPOUSE IS NOT AN ELIGIBLE DESIGNATED LIFE;
   .   UPON THE DEATH OF THE SECOND DESIGNATED LIFE;
   .   YOUR TERMINATION OF THE BENEFIT;
   .   YOUR SURRENDER OF THE ANNUITY;
   . YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO TAKE ANNUITY PAYMENTS IN THE FORM OF THE ANNUAL INCOME AMOUNT, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);

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   .   BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR
   . YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT".

 Upon termination of Spousal Highest Daily Lifetime Income other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.


 HOW SPOUSAL HIGHEST DAILY LIFETIME INCOME TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT. See "How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income Benefit above for information regarding this component of the benefit.


 ADDITIONAL TAX CONSIDERATIONS
 Please see the Additional Tax Considerations section under Highest Daily Lifetime Income above.

 GUARANTEED RETURN OPTION PLUS II (GRO PLUS II)

 Guaranteed Return Option/SM/ Plus II (GRO Plus II/SM/) is a form of "guaranteed minimum accumulation benefit" that guarantees a specified Account Value at one or more dates in the future. If you participate in this benefit, you are subject to the predetermined mathematical formula described below that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account. GRO Plus II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm.


 Under GRO Plus II, we guarantee that on the seventh anniversary of benefit election, and each anniversary thereafter, the Account Value will be not less than the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent Purchase Payments and withdrawals as detailed below). We refer to this initial guarantee as the "base guarantee." In addition to the base guarantee, GRO Plus II offers the possibility of an enhanced guarantee. You may "manually" lock in an enhanced guarantee once per "benefit year" (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on that Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. If you elect to manually lock-in an enhanced guarantee on an anniversary of the effective date of the benefit, that lock-in will not count towards the one elective manual lock-in you may make each benefit year. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if your Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from "manually" locking-in an enhanced guarantee during the ensuing benefit year. In addition, the fact that you "manually" locked in an enhanced guarantee does not preclude the possibility of an automatic enhanced guarantee on the subsequent benefit anniversary. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account (which is used as part of a pre-determined mathematical formula used with this benefit) with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your most recent allocation instructions, and if none exist, then pro rata to your variable Sub-accounts (see below "Key Feature - Allocation of Account Value"). Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years prior to the Latest Annuity Date (please see "Annuity Options" for further information). This also applies to a new Owner who has acquired the Annuity from the original Owner.

 In this section, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocation instructions, which means: a) the

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 Custom Portfolios Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. Regardless of whether we need to contribute funds at the end of a Guarantee Period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee in accordance with your most recent allocation instructions, which means: a) the Custom Portfolios Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. If the former (i.e., an asset allocation program), your Account Value will be transferred according to the program.

 Any addition or transferred amount may be subsequently re-allocated based on the predetermined mathematical formula described below.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (including any associated Purchase Credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 3, 2011 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2012 would increase the base guarantee amount to $130,000.

 If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2010
   .   The benefit is elected on December 1, 2010
   . The Account Value on December 1, 2010 is $200,000, which results in a base guarantee of $200,000
   .   An enhanced guarantee amount of $350,000 is locked in on December 1, 2011
   .   The Account Value immediately prior to the withdrawal is equal to
       $380,000
   . For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision if the withdrawal was within the CDSC period, and would be inapplicable to the C Series)

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):

     Withdrawal Amount                                           $ 50,000
     Divided by Account Value before withdrawal                  $380,000
     Equals ratio                                                   13.16%
     All guarantees will be reduced by the above ratio (13.16%)
     Base guarantee amount                                       $173,680
     Enhanced guarantee amount                                   $303,940

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE FOR GRO PLUS II (AND HIGHEST DAILY GRO II, IF ELECTED PRIOR TO JULY 16, 2010)
 We limit the Sub-accounts to which you may allocate Account Value if you elect GRO Plus II or Highest Daily GRO II (HD GRO II) (see below for information pertaining to HD GRO II). For purposes of these benefits, we refer to those permitted Investment Options (other than the required bond portfolio Sub-accounts discussed below) as the "Permitted Sub-accounts."

 GRO Plus II and HD GRO II use a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect GRO Plus II and HD GRO II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under GRO Plus II and HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to

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



 preserve Account Value, by transferring them to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. Because these restrictions and the use of the formula lessen the likelihood that your Account Value will be reduced below the base and/or enhanced guarantee(s), they also reduce the likelihood that we will make any payments under this benefit. They may also limit your upside potential for growth. The formula is set forth in Appendix D of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.


 For purposes of operating the formula applicable to GRO Plus II and HD GRO II, we have included within this Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO II benefit). If you have elected GRO Plus II or HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.


 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST Bond Portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the AST Bond Portfolio Sub-account associated with the "current liability" may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. AS SUCH, A LOW DISCOUNT RATE COULD CAUSE A TRANSFER OF ACCOUNT VALUE INTO AN AST BOND PORTFOLIO SUB-ACCOUNT, DESPITE THE FACT THAT YOUR ACCOUNT VALUE HAD INCREASED.


 In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such

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


 additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
   . March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
   . March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
   . On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
   . Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.


 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

   .   The difference between your Account Value and your guarantee amount(s);
   .   The amount of time until the maturity of your guarantee(s);
   .   The amount invested in, and the performance of, the Permitted
       Sub-accounts;
   . The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;
   .   The discount rate used to determine the present value of your guarantee(s);
   .   Additional Purchase Payments, if any, that you make to the Annuity; and
   .   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT

 GRO Plus II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. GRO Plus II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter as long as the benefit is available, provided that your Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. You may elect GRO Plus II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. GRO Plus II is not available if you participate in any other optional living benefit. However, GRO Plus II may be elected together with any optional death benefit.


 GRO PLUS II WILL TERMINATE AUTOMATICALLY UPON: (A) THE DEATH OF THE OWNER OR THE ANNUITANT (IN AN ENTITY OWNED ANNUITY), UNLESS THE ANNUITY IS CONTINUED BY THE SURVIVING SPOUSE; (B) AS OF THE DATE ACCOUNT VALUE IS APPLIED TO BEGIN ANNUITY PAYMENTS; (C) AS OF THE ANNIVERSARY OF BENEFIT ELECTION THAT IMMEDIATELY PRECEDES THE CONTRACTUALLY-MANDATED LATEST ANNUITY DATE, OR
 (D) UPON FULL SURRENDER OF THE ANNUITY. IF YOU ELECT TO TERMINATE THE BENEFIT, GRO PLUS II WILL NO LONGER PROVIDE ANY GUARANTEES. THE CHARGE FOR THE GRO PLUS II BENEFIT WILL NO LONGER BE DEDUCTED FROM YOUR ACCOUNT VALUE UPON TERMINATION OF THE BENEFIT.

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



 If you elect this benefit, and in connection with that election you are required to reallocate to different Investment Options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and
 (ii) invest the proceeds of those sales in the permitted Investment Options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 If you wish, you may cancel the GRO Plus II benefit. You may also cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation, you may elect any other currently available living benefit on any Valuation Day after you have cancelled the GRO Plus II benefit, provided that your Account Value is allocated in a manner permitted with that new benefit and that you otherwise meet our eligibility rules. Upon cancellation of the GRO Plus II benefit, any Account Value allocated to the AST bond portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of GRO Plus II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the Permitted Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" above for more details). You also should be aware that upon cancellation of the GRO Plus II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under any newly-elected benefit will be based on your current Account Value at benefit effectiveness. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the GRO Plus II benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the GRO Plus II benefit provided that the benefit you are looking to elect is available at that time and on a post-issue basis.

 SPECIAL CONSIDERATIONS UNDER GRO PLUS II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus.
   . Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.
   . Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
   . Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) will be permitted if you participate in GRO Plus II. Thus, you may not elect GRO Plus II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in GRO Plus II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.
   . As the time remaining until the applicable maturity date(s) gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

 CHARGES UNDER THE BENEFIT
 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the GRO Plus II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and
 (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)

 Highest Daily GRO II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. Highest Daily/SM/ Guaranteed Return Option/SM/ II (HD GRO II/SM/) is a form of "guaranteed minimum accumulation benefit" that guarantees a specified Account Value at one or more dates in the future. If you participate in this benefit, you are subject to a predetermined mathematical formula that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.


 HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the Latest Annuity Date. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

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 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the HD GRO II benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value (adjusted for Purchase Payments and withdrawals, as described below) that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 6, 2011, we would create a guarantee on January 6 of each subsequent year. For example, we would create a guarantee on January 6, 2015 based on the highest Account Value occurring between January 6, 2011 and January 6, 2015, and that guarantee would mature on January 6, 2025. As described below, we adjust each of the guarantee amounts for Purchase Payments (and any associated Purchase Credits) and withdrawals.

 If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is either (1) being allocated according to an asset allocation program or (2) at that time allocated entirely to an AST bond portfolio Sub-account. If the former (i.e., an asset allocation program), your Account Value will be transferred according to the program. If the latter (i.e., an AST bond portfolio Sub-account), then your Account Value will be transferred to the Sub-accounts permitted with this benefit according to your most recent allocation instructions. Any addition or transferred amount may subsequently be re-allocated based on the predetermined mathematical formula described below.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each subsequent Purchase Payment (including any associated Purchase Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 4, 2011, and there was an initial guaranteed amount that was set at $100,000 maturing January 4, 2021, and a second guaranteed amount that was set at $120,000 maturing January 4, 2022, then a $30,000 Purchase Payment made on March 30, 2012 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

 If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2010
..   The benefit is elected on December 1, 2010
..   The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000
..   An additional guarantee amount of $350,000 is locked in on December 1, 2011
..   The Account Value immediately prior to the withdrawal is equal to $380,000
..   For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision if the withdrawal was within the CDSC period, and would be inapplicable to the C Series)

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

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



 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):

     Withdrawal Amount                                           $ 50,000
     Divided by Account Value before withdrawal                  $380,000
     Equals ratio                                                   13.16%
     All guarantees will be reduced by the above ratio (13.16%)
     Initial guarantee amount                                    $173,680
     Additional guarantee amount                                 $303,940

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the "Permitted Sub-accounts".


 HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect HD GRO II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. Because these restrictions and the use of the formula lessen the likelihood that your Account Value will be reduced below the base and/or enhanced guarantee(s), they also reduce the likelihood that we will make any payments under this benefit. They may also limit your upside potential for growth. The formula is set forth in Appendix E of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.


 For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.


 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.


 In general, the formula works as follows. Under the formula, Account Value will transfer between the "permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is

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


 transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
   . March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
   . March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
   . On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
   . Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

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




 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

   .   The difference between your Account Value and your guarantee amount(s);
   .   The amount of time until the maturity of your guarantee(s);
   .   The amount invested in, and the performance of, the Permitted
       Sub-accounts;
   . The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;
   .   The discount rate used to determine the present value of your guarantee(s);
   .   Additional Purchase Payments, if any, that you make to the Annuity; and
   .   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT

 HD GRO II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter as long as the benefit is available, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.


 HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit.

 HD GRO II WILL TERMINATE AUTOMATICALLY UPON: (A) THE DEATH OF THE OWNER OR THE ANNUITANT (IN AN ENTITY OWNED ANNUITY), UNLESS THE ANNUITY IS CONTINUED BY THE SURVIVING SPOUSE; (B) AS OF THE DATE ACCOUNT VALUE IS APPLIED TO BEGIN ANNUITY PAYMENTS; (C) AS OF THE ANNIVERSARY OF BENEFIT ELECTION THAT IMMEDIATELY PRECEDES THE CONTRACTUALLY-MANDATED LATEST ANNUITY DATE, OR (D) UPON FULL SURRENDER OF THE ANNUITY. IF YOU ELECT TO TERMINATE THE BENEFIT, HD GRO II WILL NO LONGER PROVIDE ANY GUARANTEES. THE CHARGE FOR THE HD GRO II BENEFIT WILL NO LONGER BE DEDUCTED FROM YOUR ACCOUNT VALUE UPON TERMINATION OF THE BENEFIT.

 If you elect this benefit, and in connection with that election you are required to reallocate to different Investment Options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and
 (ii) invest the proceeds of those sales in the permitted Investment Options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with that new benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" section for more details). You also should be aware that upon cancellation of the HD GRO II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.

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



 SPECIAL CONSIDERATIONS UNDER HD GRO II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section. Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) will be permitted if you participate in HD GRO II. Thus, you may not elect HD GRO II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in HD GRO II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.

 CHARGES UNDER THE BENEFIT
 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and
 (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

            MINIMUM DEATH BENEFIT AND OPTIONAL DEATH BENEFIT RIDER

 TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
 Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the "decedent." Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the Annuitant under
 Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the trust and there is no Death Benefit provided under the Annuity.

 We determine the amount of the Death Benefit as of the date we receive "Due Proof of Death". Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of the entire universe of eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.


 Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary - see "Payment of Death Benefits" below).


 After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Money Market Sub-account, THE AMOUNT OF THE DEATH BENEFIT IS SUBJECT TO MARKET FLUCTUATIONS.


 No Death Benefit will be payable if the Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).


 EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
 There are certain exceptions to the amount of the Death Benefit:

 SUBMISSION OF DUE PROOF OF DEATH WITHIN ONE YEAR. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the basic Death Benefit or any Optional Death Benefit). We reserve the right to waive or extend the one year period on a non-discriminatory basis.

 DEATH BENEFIT SUSPENSION PERIOD. You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value. Thus, if you had elected an Optional Death benefit, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would be limited to the Account Value. After the two-year suspension period is completed the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner or Annuitant that are allowable.

 With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

 MINIMUM DEATH BENEFIT
 Each Annuity provides a minimum Death Benefit at no additional charge. The amount of the minimum Death Benefit is equal to the greater of:
   . The sum of all Purchase Payments you have made since the Issue Date of the Annuity (excluding any Purchase Credits) until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; AND
   .   Your Account Value.

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 OPTIONAL DEATH BENEFIT

 One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your Beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity. The optional Death Benefit is called the Highest Anniversary Value Death Benefit. If you purchase either Highest Daily Lifetime Income or Spousal Highest Daily Lifetime Income and withdrawals taken under either reduce your Account Value to Zero, your optional Death Benefit will terminate. Investment restrictions apply if you elect the optional Death Benefit. See the chart in the "Investment Options" section of the prospectus for a list of Investment Options available and permitted with the benefit. If subsequent to your election of the optional Death Benefit, we change our requirements as to how your Account Value must be allocated, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. We reserve the right to cease offering any optional Death Benefit.


 KEY TERMS USED WITH THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT:
   . The Death Benefit Target Date for the Highest Anniversary Value Death Benefit initially is the later of (a) the anniversary of the Issue Date coinciding with or next following the date the oldest Owner (or Annuitant, if the Annuity is entity-owned) reaches age 80 and (b) the fifth anniversary of the Issue Date of the Annuity. If there is a change of Owner (or Annuitant, if the Annuity is entity-owned) prior to the Death Benefit Target Date, then we will set the Death Benefit Target Date with reference to the age of the oldest new Owner (or Annuitant). However, we will not change the Death Benefit Target Date if the change of Owner (or Annuitant, for an entity-owned Annuity) occurs after the previous Death Benefit Target Date.
   . The Highest Anniversary Value on the Issue Date is equal to your Account Value (including any Purchase Credits, in the case of the X Series). Thereafter, we calculate a Highest Anniversary Value on each anniversary of the Issue Date of the Annuity ("Annuity Anniversary") up to and including the earlier of the date of death or attainment of the Death Benefit Target Date. On each such anniversary, the Anniversary Value is equal to the greater of (a) the previous Highest Anniversary Value and
       (b) the Account Value on each such Anniversary. Between such anniversaries, the Highest Anniversary Value is increased by the sum of all Purchase Payments (including any associated Purchase Credits) since the prior anniversary date and reduced by any Proportional Withdrawals since the prior anniversary date.
   . Proportional Withdrawals are determined by calculating the ratio of the amount of the withdrawal (including any applicable CDSC) to the Account Value as of the date of the withdrawal but immediately prior to the withdrawal. Proportional withdrawals result in a reduction to the Highest Anniversary Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), then we will reduce your Highest Anniversary Value ($125,000) by 10%, or $12,500.

 HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")
 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is elected. If an Annuity has joint Owners, the oldest Owner must be age 79 or less upon election. If an Annuity is owned by an entity, the Annuitant must be age 79 or less upon election.

 CALCULATION OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 If the decedent's date of death occurs before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the greater of the minimum Death Benefit described above, and
       2. the Highest Anniversary Value as of the date on which we receive Due Proof of Death.

 If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the minimum Death Benefit described above, and
       2. the Highest Anniversary Value on the Death Benefit Target Date, plus any Purchase Payments (and associated Purchase Credits) since the Death Benefit Target Date, less the effect of any Proportional Withdrawals since the Death Benefit Target Date. This Death Benefit may not be an appropriate feature where the oldest Owner's age (Annuitant if entity owned) is near age 80. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.

 WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFIT?
 For elections of the Highest Anniversary Value Death Benefit, we impose a charge equal to 0.40%, per year of the average daily net assets of the Sub-accounts. We deduct the charge to compensate Pruco Life of New Jersey for providing increased insurance protection under the optional Death Benefit. The additional annualized charge is deducted daily against your Account Value allocated to the Sub-accounts.

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 CAN I TERMINATE THE OPTIONAL DEATH BENEFIT?
 The Highest Anniversary Value Death Benefit may not be terminated by you once elected. The optional Death Benefit will terminate upon the first to occur of the following:
   . the date that the Death Benefit is determined, unless the Annuity is continued by a spouse Beneficiary;
   . upon your designation of a new Owner or Annuitant who, as of the effective date of the change, is older than the age at which we would then issue the Death Benefit (or if we do not then consent to continue the Death Benefit);
   .   upon the Annuity Date;
   .   upon surrender of the Annuity; or

   . if your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).


 Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to be surrendered upon the death of the grantor if the grantor pre-deceases the Annuitant under
 Section 72(s) of the Code. Under this circumstance, the Account Value will be paid out to the Beneficiary and it is not eligible for the Death Benefit provided under the Annuity.

 Upon termination, we cease to assess the fee for the optional Death Benefit.

 SPOUSAL CONTINUATION OF ANNUITY
 Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Account Value will be allocated to the Sub-accounts (if you participate in an optional living benefit, such amount will not be directly added to any bond portfolio Sub-account used by the benefit, but may be reallocated by the pre-determined mathematical formula on the same day). No CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuance. However, any additional Purchase Payments applied after the date the continuance is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

 Subsequent to spousal continuation, the minimum Death Benefit will be equal to the greater of:
   . The Account Value on the effective date of the spousal continuance, plus all Purchase Payments you have made since the spousal continuance (excluding any Purchase Credits) until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; and
   .   The Account Value on Due Proof of Death of the surviving spouse.


 Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal advisor.


 Any Optional Death Benefit in effect at the time the first of the spouses dies will continue only if spousal assumption occurs prior to the Death Benefit Target Date and prior to the assuming spouse's 80/th/ birthday. If spousal assumption occurs after the Death Benefit Target Date (or the 80/th/ birthday of the assuming spouse), then any Optional Death Benefit will terminate as of the date of spousal assumption. In that event, the assuming spouse's Death Benefit will equal the basic Death Benefit.

 We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately.


 A surviving spouse's ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see "Managing Your Annuity - Spousal Designations"). Please consult your tax or legal advisor for more information about such impact in your state.


 PAYMENT OF DEATH BENEFITS

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED PLANS)
 Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent's death before the Annuity Date, the Death Benefit must be distributed:

   .   within five (5) years of the date of death (the 5 Year Deadline); or


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   .   as a series of payments not extending beyond the life expectancy of the
       Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.


 If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:
   .   as a lump sum payment; or
   . as a series of required distributions under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option,", unless you have made an election prior to Death Benefit proceeds becoming due.

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES HELD BY TAX-FAVORED PLANS The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.


   . If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated Beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner. If your Beneficiary elects to receive full distribution by December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.
   . If you die before a designated Beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.

   . If you die before a designated Beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

 A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 BENEFICIARY CONTINUATION OPTION
 Instead of receiving the Death Benefit in a single payment, or under an Annuity Option, a Beneficiary may take the Death Benefit under an alternative Death Benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities. This option is different from the "Beneficiary Annuity", because the Beneficiary Continuation Option is a death benefit payout option used explicitly for annuities issued by a Prudential affiliate.

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



 UNDER THE BENEFICIARY CONTINUATION OPTION:

..   The Beneficiary must apply at least $15,000 to the Beneficiary Continuation
    Option (thus, the Death Benefit amount payable to each beneficiary must be at least $15,000).
..   The Annuity will be continued in the Owner's name, for the benefit of the
    Beneficiary.
..   Beginning on the date we receive an election by the Beneficiary to take the
    Death Benefit in a form other than a lump sum, the Beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. The charge is 1.00% per year.
..   Beginning on the date we receive an election by the Beneficiary to take the
    Death Benefit in a form other than a lump sum, the Beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account
    Value. The fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
..   The initial Account Value will be equal to any Death Benefit (including any optional Death Benefit) that would have been payable to the Beneficiary if the Beneficiary had taken a lump sum distribution.
..   The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-accounts may not be available.
..   The Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
..   No additional Purchase Payments can be applied to the Annuity. Multiple deaths cannot be combined in a single Beneficiary Continuation Option.
..   The basic Death Benefit and any optional benefits elected by the Owner will no longer apply to the Beneficiary.
..   The Beneficiary can request a withdrawal of all or a portion of the Account
    Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the
    Beneficiary's withdrawal rights.
..   Withdrawals are not subject to CDSC.
..   Upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary (successor), unless the successor chooses to continue receiving payments through a Beneficiary Continuation Option established for the successor. However, the distributions will continue to be based on the Key Life of the Beneficiary Continuation Option the successor received the death benefit proceeds from.
..   If the Beneficiary elects to receive the death benefit proceeds under the
    Beneficiary Continuation Option, we must receive the election in Good Order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

 We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Continuation Option.

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                            VALUING YOUR INVESTMENT

 VALUING THE SUB-ACCOUNTS
 When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annualized charge is deducted daily, the additional charge for such benefits.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled "Termination of Optional Benefits" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 EXAMPLE
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 PROCESSING AND VALUING TRANSACTIONS
 Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Generally, financial transactions requested in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of regular trading on the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of regular trading on the NYSE will be used when valuing and processing transactions.

 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders. Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

 If, pursuant to SEC rules, the AST Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AST Money Market Sub-account until the Portfolio is liquidated.

 We have arrangements with certain selling firms, under which receipt by the firm in Good Order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. ("CGM"). We extend this pricing treatment to orders that you submit directly through CGM and to certain orders submitted through Morgan Stanley Smith Barney LLC ("MSSB") where CGM serves as clearing firm for MSSB. Your MSSB registered representative can tell you whether your order will be cleared through CGM. In addition, we currently have an arrangement with Merrill, Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch") under which transfer orders between Sub-accounts that are received in Good Order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM, MSSB, and Merrill Lynch may be terminated at any time or modified in certain circumstances.

 INITIAL PURCHASE PAYMENTS: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation

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


 Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issue an Annuity within two (2) Valuation Days. With respect to your initial Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in a suspense account and may earn interest on such amount. You will not be credited with interest during that period.

 As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.

 ADDITIONAL PURCHASE PAYMENTS: We will apply any additional Purchase Payments (and any associated Purchase Credit with respect to the X Series) on the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order.

 SCHEDULED TRANSACTIONS: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

 UNSCHEDULED TRANSACTIONS: "Unscheduled" transactions include any other non-scheduled transfers and requests for partial withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and
 (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in " Processing And Valuing Transactions".

 MEDICALLY-RELATED SURRENDERS & DEATH BENEFITS: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.

 We are generally required by law to pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.

 TERMINATION OF OPTIONAL BENEFITS: In general, if an optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. However, for the Highest Daily Lifetime Income or Highest Daily Lifetime 6 Plus benefits, if the benefit terminates for any reason other than death or annuitization, we will deduct a final charge upon termination, based on the number of days since the charge for the benefit was most recently deducted. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different charge.

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                              TAX CONSIDERATIONS


 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA. The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples, domestic partners or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil union couples, domestic partners or marriage spouses of the same sex. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first same-sex civil union partner, domestic partner or spouse. Civil union couples, domestic partners and spouses of the same sex should consider that limitation before selecting a spousal benefit under the annuity.


 The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 NONQUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

 TAXES PAYABLE BY YOU
 We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract Owner.

 It is possible that the Internal Revenue Service (IRS) could assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity date for your Annuity. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Annuity. However, the IRS may not then consider your contract to be an annuity under the tax law.

 TAXES ON WITHDRAWALS AND SURRENDER
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of Purchase Payments until all Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

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 TAXES ON ANNUITY PAYMENTS

 A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your Purchase Payments has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.


 If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed purchase payments in the Annuity and the total value of the anticipated future payments until such time as all Purchase Payments have been recovered.

 Please refer to your Annuity contract for the maximum Annuity Date, also described above.

 PARTIAL ANNUITIZATION
 Effective January 1, 2011, an individual may partially annuitize their non-qualified annuity if the contract so permits. The Small Business Jobs Act of 2010 included a provision which allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

 MEDICARE TAX ON NET INVESTMENT INCOME

 The Patient Protection and Affordable Care Act, also known as the 2010 Health Care Act, included a new Medicare tax on investment income. This new tax, which is effective in 2013, assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,000 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.


 TAX PENALTY FOR EARLY WITHDRAWAL FROM A NONQUALIFIED ANNUITY CONTRACT
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty);
    or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

 Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2011-38, the IRS has indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. For partial exchanges that occurred prior to October 24, 2011, the provisions of Revenue Procedure 2008-24 will continue to apply if there is a surrender or distribution within 12 months of the date on which the partial exchange was completed. Under Revenue Procedure 2008-24, the transfer will retroactively be treated as a taxable distribution from the initial annuity contract and a contribution to the receiving annuity contract. Tax-free exchange treatment will be retained under certain circumstances if you are eligible for an exception to the 10% federal income tax penalty, other than the exceptions for substantially equal periodic payments or distributions under an immediate annuity. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.


 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

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 TAXES PAYABLE BY BENEFICIARIES
 The Death Benefit options are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the beneficiary is taxed in the year of payment on gain in the contract.
..   Within 5 years of death of Owner: the beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the Owner: the beneficiary is taxed on each payment (part will be treated as gain and part as return of Purchase Payments).

 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity owner when such contracts do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

 REPORTING AND WITHHOLDING ON DISTRIBUTIONS Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (including resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 ENTITY OWNERS
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a Charitable Remainder Trust (CRT), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually. As there are charges for the living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisors whether election of such living benefits violates their fiduciary duty to the remainder beneficiary.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity. At this time, we will not issue an Annuity to grantor trusts with multiple grantors.


 At this time, we will not issue an Annuity to a grantor trust where the Grantor is not also the Annuitant. Where a previously issued contract was structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under
 Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the contract.


 ANNUITY QUALIFICATION
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each

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 portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Nonqualified Annuity Contracts. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract Owners and you will be given notice to the extent feasible under the circumstances.

 QUALIFIED ANNUITY CONTRACTS
 IN GENERAL, AS USED IN THIS PROSPECTUS, A QUALIFIED ANNUITY IS AN ANNUITY CONTRACT WITH APPLICABLE ENDORSEMENTS FOR A TAX-FAVORED PLAN OR A NONQUALIFIED ANNUITY CONTRACT HELD BY A TAX-FAVORED RETIREMENT PLAN.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

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 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 TYPES OF TAX-FAVORED PLANS
 IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "Free Look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.


 Contributions Limits/Rollovers. Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return without extension), or as a current year contribution. In 2012 the contribution limit is $5,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.


 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

 In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. Under the Worker, Retiree and Employer Recovery Act of 2008, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA for plan years beginning after December 31, 2009. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as Owner of the contract, must be the "Annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as Owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $50,000 in 2012 ($49,000 in 2011) or (b) 25% of your taxable compensation paid by the contributing


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    employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2012, this limit is $250,000 ($245,000 for 2011);

..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $17,000 in 2012 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2012. These amounts are indexed for inflation. Not all Annuities are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the contract for a standard IRA.


 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.


 TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $17,000 in 2012. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2012. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

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 CAUTION: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

 REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS
 If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required minimum distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

 CHARITABLE IRA DISTRIBUTIONS.

 The Pension Protection Act of 2006 included a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 extended this provision until the end of 2011. As of 2012, this provision expired and has not been extended. It is possible Congress will extend this provision retroactively to include some or all of 2012.


 For distributions in tax years beginning after 2005 and before 2012, the Act provides an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.

 The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated beneficiary and whether that beneficiary is your surviving spouse.


..   If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the contract may be continued with your spouse as the Owner.

..   If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death.

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


    For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary if those would provide a smaller payment requirement. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
..   If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary if those would provide a smaller payment requirement.

 A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 TAX PENALTY FOR EARLY WITHDRAWALS FROM QUALIFIED ANNUITY CONTRACTS
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually.
    (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the contract during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 WITHHOLDING
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned contracts or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions
..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA REQUIREMENTS
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of

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


 insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 SPOUSAL CONSENT RULES FOR RETIREMENT PLANS - QUALIFIED CONTRACTS
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated beneficiary.

 GIFTS AND GENERATION-SKIPPING TRANSFERS
 If you transfer your contract to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

 ADDITIONAL INFORMATION
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

 COMPANY INCOME TAXES
 We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future.

 In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Annuity.

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


                               OTHER INFORMATION

 PRUCO LIFE OF NEW JERSEY AND THE SEPARATE ACCOUNT

 PRUCO LIFE OF NEW JERSEY. Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states. Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value for Highest Daily Lifetime Income) exceeds your current Account Value, you would rely solely on the ability of Pruco Life of New Jersey to make payments under the benefit out of its own assets. As Pruco Life of New Jersey's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life of New Jersey.


 Pruco Life of New Jersey incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or
 Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life of New Jersey pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life of New Jersey will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company of New Jersey, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life of New Jersey files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life of New Jersey files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.


 Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" or "administrators" under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2011, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey and/or another insurer within the Prudential Annuities business unit consisted of the following:
 Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street, East Hartford CT 06108, Ascensus (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Alerus Retirement Solutions (qualified plan administrator), State Street Financial Center One, Lincoln Street, Boston, MA 02111, Aprimo (fulfillment of marketing materials), 510 East 96/th/ Street, Suite 300, Indianapolis, IN 46240, Aplifi (order entry systems provider) located at 555 SW 12th Ave, Suite 202, Pompano Beach, FL 33069, Broadridge Investor Communication Solutions, Inc. (proxy tabulation services), 51 Mercedes Way, Edgewood, NY 11717, Consona (maintenance and storage of administrative documents), 333 Allegheny Avenue, Suite 301 North, Oakmont, PA 15139-2066, Depository Trust & Clearing Corporation (clearing and settlement services), 55 Water Street, 26/th/ Floor, New York, NY 10041, DG3 North America, Inc. (proxy and prospectus printing and mailing services), 100 Burma Road, Jersey City, NJ 07305, DST Systems, Inc. (clearing and settlement services), 4900 Main, 7/th/ Floor, Kansas City, MO 64112, EBIX, Inc. (order-entry system), 5 Concourse Parkway, Suite 3200, Atlanta, GA 30328, ExlService Holdings, Inc., (administration of annuity contracts), 350 Park Avenue, 10th Floor, New York, NY 10022, Diversified Information Technologies Inc. (records management), 123 Wyoming Avenue, Scranton, PA 18503, Fiserv (composition, printing and mailing of confirmation and quarterly statements), 881 Main Street, Manchester, CT 06040, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials), 26 Barnes Industrial Park Road, North Wallingford, CT 06492, Insurance Technologies (annuity illustrations), 38120 Amrhein Ave., Livonia, MI 48150, Morningstar Associates LLC (asset allocation recommendations) , 225 West Wacker Drive Chicago, IL 60606, National Financial Services (clearing and settlement services), NEPS, LLC (composition, printing, and mailing of contracts and benefit documents), 12 Manor Parkway, Salem, NJ 03079, Pershing LLC (order-entry systems provider), One Pershing Plaza, Jersey City, NJ 07399, RR Donnelley Receivables, Inc. (printing annual reports and prospectuses), 111 South Wacker Drive, Chicago, IL 60606-4301, Skywire Software (composition, printing, and mailing of contracts and benefit documents), 150 Post Street, Suite 500, San Francisco, CA 94108, VG Reed & Sons, Inc. (printing and fulfillment of annual reports), 1002 South 12th Street, Louisville, KY 40210, William B. Meyer (printing and fulfillment of prospectuses and marketing materials), 255 Long Beach Boulevard, Stratford, CT 06615, Right Now Technologies (business information repository), 136 Enterprise Blvd, Bozeman, MT 59718, The Harty Press (print vendor for client communications) 25 James Street, New Haven, CT 06513.


 THE SEPARATE ACCOUNT. We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco

 Life of New Jersey and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. The obligations under the Annuities are those of Pruco Life of New Jersey, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life of New Jersey, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

 We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

 If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

 SERVICE FEES PAYABLE TO PRUCO LIFE OF NEW JERSEY
 Pruco Life of New Jersey and/or our affiliates receive substantial and varying administrative service payments, Rule 12b-1 fees, and "revenue sharing" payments from certain underlying Portfolios or related parties. Rule 12b-1 fees compensate our affiliated principal underwriter for distribution, marketing, and/or servicing functions. Administrative services payments compensate us for providing administrative services with respect to Annuity Owners invested indirectly in the Portfolio, which include duties such as recordkeeping shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Portfolios and unaffiliated underlying Portfolios. The administrative services fees we receive from affiliates originate from the assets of the affiliated Portfolio itself and/or the assets of the Portfolio's investment advisor. In recognition of the administrative services provided by the relevant affiliated insurance companies, the investment advisors to certain affiliated Portfolios also make "revenue sharing" payments to such affiliated insurance companies. In any case, the existence of these payments tends to increase the overall cost of investing in the Portfolio. In addition, because these payments are made to us, allocations you make to these affiliated underlying Portfolios benefit us financially.

 We collect these payments and fees under agreements between us and a Portfolio's principal underwriter, transfer agent, investment advisor and/or other entities related to the Portfolio.

 The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Portfolios that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Portfolio on the "menu" of Portfolios that we offer through the Annuity. Please see the table entitled "Underlying Mutual Fund Portfolio Annual Expenses" for a listing of the Portfolios that pay a 12b-1 fee.


 With respect to administrative services fees, the maximum fee (as of December 31, 2011) that we receive is equal to 0.40% of the average assets allocated to the Portfolio(s) under the Annuity. We expect to make a profit on these fees.


 In addition, an investment advisor, sub-advisor or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the advisor, sub-advisor, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the advisor's, sub-advisor's or distributor's participation. These payments or reimbursements may not be offered by all advisors, sub-advisors, or distributors, and the amounts of such payments may vary between and among each advisor, sub-advisor, and distributor depending on their respective participation.


 During 2011, with regard to amounts that were paid under these kinds of arrangements described immediately above, the amounts ranged from approximately $125 to approximately $789,756. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.


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



 LEGAL STRUCTURE OF THE UNDERLYING FUNDS
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying mutual fund Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 VOTING RIGHTS
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.


 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.


 MATERIAL CONFLICTS
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between Owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between Owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 CONFIRMATIONS, STATEMENTS, AND REPORTS

 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), electronic funds transfer, Dollar Cost Averaging, auto rebalancing, and the Custom Portfolios Program in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.


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



 DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY
 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration (firms). Applications for each Annuity are solicited by registered representatives of those firms. In addition, PAD may offer the Annuity directly to potential purchasers.

 Under the selling agreements, commissions are paid to firms on sales of the Annuity according to one or more schedules. The registered representative will receive all or a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 6.0% for the X Series, 7.0% for the B Series, 5.50% for the L Series and 2.0% for the C Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the separate account. Compensation varies by Annuity product, and such differing compensation could be a factor in which Annuity a Financial Professional recommends to you.

 In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events). These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

 The list below identifies three general types of payments that PAD pays which are broadly defined as follows:

   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total assets, subject to certain criteria in certain Pruco Life of New Jersey products.
   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Pruco Life of New Jersey annuity products sold through the firm (or its affiliated broker-dealers).
   . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.


 The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2011) received payment with respect to our annuity business generally during 2011 (or as to which a payment amount was accrued during 2011). The firms listed below include those receiving payments in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2011, the least amount paid, and greatest amount paid, were $19.35 and $6,443,077.91, respectively. Each of these Annuities also is distributed by other selling firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation ("PALAC"). Such other selling firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2011 retrospective depiction.

 NAME OF FIRM:



  1st Global Capital Corp.
  1934 Group
  Aaron Industries
  Advantage Fire Sprinkler Co.
  Aegon Transamerica
  A.G. Edwards & Sons, Inc.
  Afore ING
  AIG Financial Advisors Inc
  Allen & Company of Florida, Inc.
  Alliance Bernstein L.P.
  Allstate Financial Srvcs, LLC
  American Century
  American Independent Marketing
  AMERICAN PORTFOLIO FIN SVCS INC
  Ameriprise Financial, Inc. Total
  Ameritas Investment Corp.
  ANCHOR BAY SECURITIES, LLC
  ARETE WEALTH MANAGEMENT
  Arlington Securities, Inc.
  Arque Capital, Ltd.
  ARVEST ASSET MANAGEMENT
  ASKAR CORPORATION
  AUSDAL FINANCIAL PARTNERS, INC.
  AXA Advisors, LLC
  BancorpSouth Investment Services, Inc.
  Banc of America Invest.Svs(SO)
  BBVA Compass Investment Solutions, Inc.
  Ballew Investments
  Bank of the West
  Battery Ventures
  BB&T Investment Services, Inc.
  BCG Companies
  BCG Securities, Inc.
  Beaconsfield Financial Services
  Berthel Fisher & Company
  BlackRock Financial Management Inc.
  Broker Dealer Financial Services
  Brookstone Financial Services
  Brown Builders
  Cadaret, Grant & Co., Inc.
  Calton & Associates, Inc.
  Cambridge Investment Research, Inc.
  Cambridge Legacy Securities, LLC
  Cantella & Co., Inc.
  CAPE SECURITIES, INC.
  Capital Advisors
  Capital Analysts
  Capital Financial Services, Inc.
  CAPITAL GROWTH RESOURCES
  Capital Guardian
  Capital Investment Group, Inc.
  Capital One Investment Services, LLC
  Capital Securities Management
  Castner Josephs Retirement Group
  CBIZ
  CCF Investments, Inc.
  Centaurus Financial, Inc.
  CFD Investments, Inc.
  Charter One Bank (Cleveland)
  Chase Investment Services
  Citigroup Global Markets Inc.
  Citizens Bank and Trust Company
  Clairmont Oaks
  CLS Investments
  COMERICA SECURITIES, INC.
  Commonwealth Financial Network
  Compak Securities
  Compass Bank Wealth Management Group
  Crescent Securities Group
  Crown Capital Securities, L.P.
  CUNA Brokerage Svcs, Inc.
  CUSO Financial Services, L.P.
  D.A. Davidson
  David A. Noyes & Company
  Delta Equity
  Dempsey Lord Smith, LLC
  Deutsche Bank
  DeWaay Financial Network, LLC
  Eaton Vance
  EDI Financial
  Edward Jones & Co.
  ELLIOTT DAVIS BROKERAGE SERVICES, LLC
  Equitrust
  Equity Services, Inc.
  ESSEX FINANCIAL SERVICES, INC.
  Evergreen Consulting
  Federated Investors
  Fidelity Investments
  Fifth Third Securities, Inc.
  FINANCIAL ADVISERS OF AMERICA LLC
  Financial Network Investment
  Financial Planning Consultants
  Financial Security Management, Inc.
  Financial Telesis Inc.
  Financial West Group
  Fintegra, LLC
  First Allied Securities Inc
  First American Insurance Underwriters (FAIU)
  First Brokerage America, LLC
  FIRST CITIZENS INVESTOR SERVICES INC
  First Financial Equity Corp.
  First Heartland Capital, Inc.
  First Merit Investments
  First Southeast Investor Services
  First State Financial Management
  First Tennessee Brokerage, Inc
  First Trust Portfolios L.P.
  First Western Advisors
  Florida Investment Advisers
  Foothill Securities, Inc.
  Forrester Research
  Fortune Financial Services, Inc.
  Franklin Templeton
  FROST BROKERAGE SERVICES
  FSC Securities Corp.
  G.A. Repple & Company
  GATX Southern Star Agency
  Garden State Securities, Inc.
  Gary Goldberg & Co., Inc.
  Geneos Wealth Management, Inc.
  Genworth Financial Securities Corporation
  Girard Securities, Inc.
  Golden Years Advisors
  Goldman Sachs & Co.
  Great American Advisors, Inc.
  Great American Investors, Inc.
  GWN Securities, Inc.
  H. Beck, Inc.
  HBW SECURITIES LLC
  HD Associates
  H.D. Vest Investment
  Hantz Financial Services,Inc.
  HARBOR FINANCIAL SERVICES LLC
  Harbour Investments, Inc.
  Harmon Dennis Bradshaw
  Hartford Life Insurance Company
  Harvest Capital, LLC
  Hazard & Siegel, Inc.
  Heim, Young & Associates, Inc.
  Horizon Investments
  Hornor, Townsend & Kent, Inc.
  HSBC
  Huntleigh Securities
  ICC
  IMS Securities
  Independent Financial Grp, LLC
  IFS (Industry Fund Services)
  Impact Speakers
  Infinex Investments, Inc.
  ING Financial Partners, LLC
  Institutional Securities Corp.
  INTERCAROLINA FINANCIAL SERVICES, INC.
  Intersecurities, Inc
  Intervest International Equities Corp.
  Invest Financial Corporation
  Investacorp
  Investment Centers of America
  Investment Professionals
  Investors Capital Corporation
  Investors Security Co, Inc.
  ISG Equity Sales
  JHS Capital
  J.J.B. Hilliard Lyons, Inc.
  J.P. Morgan
  J.P. Turner & Company, LLC

  J.W. Cole Financial, Inc.
  Jack Cramer & Associates
  Janney Montgomery Scott, LLC.
  Jennison Associates, LLC
  John Hancock
  Key Bank
  KEY INVESTMENT SERVICES LLC
  Klosterman Baking
  KMS Financial Services, Inc.
  Kovack Securities, Inc.
  LaSalle St. Securities, LLC
  Leaders Group Inc.
  Legend Equities Corporation
  Legg Mason
  Leigh Baldwin & Company, LLC
  Lincoln Financial Advisors
  Lincoln Financial Securities Corporation
  Lincoln Investment Planning
  Lord Abbett
  LPL Financial Corporation
  LSG Financial Services
  M3 Insurance Solutions, Inc.
  M Holdings Securities, Inc
  Main Street Securities, LLC
  Mason Wells
  Merrill Lynch, P,F,S
  Merritt Wealth Strategies
  MetLife
  MFS
  Michigan Securities, Inc.
  Mid-Atlantic Capital Corp.
  Milkie Ferguson Investments
  MML Investors Services, Inc.
  Money Concepts Capital Corp.
  Montgomery Agency
  Morgan Keegan & Company
  Morgan Stanley Smith Barney
  MTL Equity Products, Inc.
  Multi Financial Securities Crp
  National Planning Corporation
  National Securities Corp.
  Nationwide Securities, LLC
  Navigator Financial
  Neuberger Berman
  New Alliance Bank
  New England Securities Corp.
  New York Life
  Newbridge Securities Corp.
  Newport Coast Securities
  Next Financial Group, Inc.
  NFP Securities, Inc.
  North Ridge Securities Corp.
  NPB Financial Group, LLC
  OneAmerica Securities, Inc.
  One Resource Group
  OPPENHEIMER & CO, INC.
  Pacific West Securities, Inc.
  Packerland Brokerage Services, Inc.
  Park Avenue Securities, LLC
  Paulson Investment Co., Inc.
  PIMCO
  PlanMember Securities Corp.
  PNC Investments, LLC
  Presidential Brokerage, Inc.
  Prime Capital Services, Inc.
  PRIMEVEST FINANCIAL SERVICES
  Principal Financial Group
  Princor Financial Services Corp.
  Private Client Services, LLC
  ProEquities
  Prospera Financial Services, Inc.
  Pruco Securities, LLC
  Purshe Kaplan Sterling Investments
  QA3 Financial Corp.
  Quest Financial Services
  Questar Capital Corporation
  Raymond James & Associates
  Raymond James Financial Svcs
  RBC CAPITAL MARKETS CORPORATION
  Resource Horizons Group
  Ridgeway & Conger, Inc.
  RNR Securities, LLC
  Robert W. Baird & Co., Inc.
  Royal Alliance Associates
  Royal Bank of Scotland
  Sagemark Consulting
  SAGEPOINT FINANCIAL, INC.
  Sage Rutty & Co., Inc.
  Sammons Securities Co., LLC
  Sanders Morris Harris Inc.
  SAUNDERS RETIREMENT ADVISORS INC
  SCF Securities, Inc.
  Schroders Investment Management
  Scott & Stringfellow, Inc.
  Seacoast Capital
  Securian Financial Svcs, Inc.
  Securities America, Inc.
  Securities Service Network
  Sigma Financial Corporation
  Signator Investors, Inc.
  SII Investments, Inc.
  Silver Oaks Securities
  SMH Capital, Inc.
  Southwest Securities, Inc.
  SPIRE SECURITIES LLC
  STERLING MONROE SECURITIES LLC
  Sterne Agee Financial Services, Inc.
  Stifel Nicolaus & Co.
  STRATEGIC FIN ALLIANCE INC
  Summit Brokerage Services, Inc
  Summit Equities, Inc.
  Summit Financial
  Sunset Financial Services, Inc
  SunTrust Investment Services, Inc.
  SWBC Investment Services
  SWS Financial Services, Inc
  SYMETRA INVESTMENT SERVICES INC
  Syndicated
  T. Rowe Price Group, Inc.
  TFS Securities, Inc.
  The Capital Group Securities, Inc.
  The Investment Center
  The O.N. Equity Sales Co.
  The Prudential Insurance Company of America
  The Wharton School
  Tower Square Securities, Inc.
  TransAmerica Financial Advisors, Inc.
  Triad Advisors, Inc.
  Trustmont Financial Group, Inc.
  UBS Financial Services, Inc.
  UNIONBANC INVESTMENT SERV, LLC
  United Planners Fin. Serv.
  USA Financial Securities Corp.
  US Bank
  UVEST Fin'l Srvcs Group, Inc.
  VALIC Financial Advisors, Inc
  Valmark Securities, Inc.
  Veritrust Financial LLC
  VFinance Investments
  VSR Financial Services, Inc.
  WADDELL & REED INC.
  Wall Street Financial Group
  Walnut Street Securities, Inc.
  WAYNE HUMMER INVESTMENTS LLC
  Wedbush Morgan Securities
  Wells Fargo Advisors LLC
  WELLS FARGO ADVISORS LLC - WEALTH
  WFG Investments, Inc.
  Wilbanks Securities, Inc.
  Williams Financial Group
  Woodbury Financial Services
  Woodstock Financial
  Workman Securities Corporation
  World Equity Group, Inc.
  World Group Securities, Inc.
  WRP Investments, Inc


 You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.

 This Annuity is sold through firms that are unaffiliated with us, and also is sold through an affiliated firm called Pruco Securities, LLC. Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuities and variable life insurance (among other products) through its registered representatives. Pruco Securities, LLC also serves as principal underwriter of certain variable life insurance contracts issued by subsidiary insurers of Prudential Financial.

 FINANCIAL STATEMENTS
 The financial statements of the Separate Account and Pruco Life of New Jersey are included in the Statement of Additional Information.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS

 We are subject to legal and regulatory actions in the ordinary course of our business. Our pending legal and regulatory actions may include proceedings specific to us and proceedings generally applicable to business practices in the industry in which we operate. We are subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. We are subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We may be a defendant in, or be contractually responsible to third parties for, class action lawsuits and individual litigation arising from our operations, including claims for breach of contract. We are also subject to litigation arising out of our general business activities, such as our investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to us and our products. In addition, we, along with other participants in the businesses in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of our pending legal and regulatory actions, parties may seek large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

 In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on Pruco Life of New Jersey. The complaint alleges that Pruco Life of New Jersey failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on Pruco Life of New Jersey. The complaint alleges that Pruco Life of New Jersey failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs.

 In January 2012, a Global Resolution Agreement entered into by Pruco Life of New Jersey and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Pruco Life of New Jersey to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Pruco Life of New Jersey to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in:
 (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in Pruco Life of New Jersey's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

 Pruco Life of New Jersey is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Insurance ("NYDOI") has requested that 172 life insurers (including Pruco Life of New Jersey) provide data to the NYDOI regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified Pruco Life of New Jersey that it intends to conduct an audit of Pruco Life of New Jersey's compliance with New York's unclaimed property laws. The Minnesota Attorney General has also requested information regarding Pruco Life of New Jersey's use of the SSMDF and its claim handling procedures and Pruco Life of New Jersey is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Pruco Life of New Jersey's unclaimed property procedures.

 In July 2010, Pruco Life of New Jersey, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General's Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, Pruco Life of New Jersey received a similar request for information from the State of Connecticut Attorney General's Office. Pruco Life of New Jersey is cooperating with these investigations. Pruco Life of New Jersey has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

 Pruco Life of New Jersey's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life of New Jersey's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life of New Jersey's financial position.


 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:
..   Company
..   Experts
..   Principal Underwriter
..   Payments Made to Promote Sale of Our Products
..   Determination of Accumulation Unit Values
..   Financial Statements

 HOW TO CONTACT US
 You can contact us by:
..   calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours,
..   writing to us via regular mail at Prudential Annuity Service Center, P.O.
    Box 7960, Philadelphia, PA 19176. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   writing to us via overnight mail, certified, or registered mail delivery at the Prudential Annuity Service Center, 2101 Welsh Road, Dresher, PA 19025.
..   accessing information about your Annuity through our Internet Website at
    www.prudentialannuities.com.

 You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Pruco Life of New Jersey does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life of New Jersey reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

                     APPENDIX A - ACCUMULATION UNIT VALUES

 As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique Unit value corresponding to each combination of such contract features.

 Here, we set forth the historical Unit values corresponding to the lowest charge level for each Series and the highest charge level for each Series. In the Statement of Additional Information, which is available free of charge, we set forth Unit values corresponding to the remaining charge levels.




                          PREMIER RETIREMENT X SERIES
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: BASIC DEATH BENEFIT ONLY (1.85%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.96776        $10.80355        1,040,948
    01/01/2011 to 12/31/2011                             $10.80355        $10.32201        1,530,262
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97845        $10.90934        1,376,630
    01/01/2011 to 12/31/2011                             $10.90934        $10.71983        2,440,768
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                             $10.00698        $10.80426          118,702
    01/01/2011 to 12/31/2011                             $10.80426        $10.98336          200,723
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98872        $10.76175        2,000,393
    01/01/2011 to 12/31/2011                             $10.76175        $10.43457        3,031,049
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $9.99847         $9.15446          196,259
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98607        $10.67822          117,678
    01/01/2011 to 12/31/2011                             $10.67822        $10.42937          180,606
----------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97763        $10.84253        1,330,788
    01/01/2011 to 12/31/2011                             $10.84253        $10.38402        1,668,758
----------------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97772        $10.98316          742,131
    01/01/2011 to 12/31/2011                             $10.98316        $10.52277        1,172,115
----------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98752        $10.79555          846,821
    01/01/2011 to 12/31/2011                             $10.79555        $10.40365        1,471,325
----------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.95986        $11.79603           61,079
    01/01/2011 to 12/31/2011                             $11.79603        $12.34114          113,614
----------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97180        $12.16884           87,246
    01/01/2011 to 12/31/2011                             $12.16884        $10.37797          159,082
----------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99847        $10.89088          797,008
    01/01/2011 to 12/31/2011                             $10.89088        $10.42542        1,260,448

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97594        $11.02450          991,332
    01/01/2011 to 12/31/2011                                     $11.02450        $10.65807        1,639,606
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96346        $11.51915          913,520
    01/01/2011 to 12/31/2011                                     $11.51915        $10.60363        1,372,722
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97014        $11.55536           12,944
    01/01/2011 to 12/31/2011                                     $11.55536        $10.77031           27,323
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.01847        $10.79024          104,207
    01/01/2011 to 12/31/2011                                     $10.79024        $10.17178          158,637
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99171        $10.77467           71,918
    01/01/2011 to 12/31/2011                                     $10.77467         $9.99185          103,868
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.01979        $11.42605           93,425
    01/01/2011 to 12/31/2011                                     $11.42605        $10.88116          161,552
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96509        $11.50123          102,749
    01/01/2011 to 12/31/2011                                     $11.50123        $11.43580          174,123
------------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98444        $10.77285          119,893
    01/01/2011 to 12/31/2011                                     $10.77285        $10.90929          174,815
------------------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97670        $10.88236          396,340
    01/01/2011 to 12/31/2011                                     $10.88236        $10.62051          645,903
------------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98821        $10.71140          429,303
    01/01/2011 to 12/31/2011                                     $10.71140        $10.46023          795,537
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.92930        $11.26762          116,237
    01/01/2011 to 12/31/2011                                     $11.26762         $9.63007          167,132
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.92917        $10.80592           42,103
    01/01/2011 to 12/31/2011                                     $10.80592         $9.27520           65,551
------------------------------------------------------------------------------------------------------------------
AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.00670        $10.61020                0
    01/01/2011 to 12/31/2011                                     $10.61020        $11.71022        9,672,456
------------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97132        $10.78687           31,841
    01/01/2011 to 12/31/2011                                     $10.78687        $10.65776           89,588
------------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97163        $10.57122           51,066
    01/01/2011 to 12/31/2011                                     $10.57122         $9.76664           67,086
------------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.92182        $10.56777          137,384
    01/01/2011 to 12/31/2011                                     $10.56777         $9.42340          163,189
------------------------------------------------------------------------------------------------------------------
AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99847        $10.59781          596,214
    01/01/2011 to 12/31/2011                                     $10.59781        $10.42630        1,163,894

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99045        $10.62894           37,585
    01/01/2011 to 12/31/2011                              $10.62894         $9.99613           66,476
-----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE-FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.98864        $10.83202           32,135
    01/01/2011 to 12/31/2011                              $10.83202        $11.71326          169,940
-----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99257        $11.31652          182,591
    01/01/2011 to 12/31/2011                              $11.31652        $11.00602          269,757
-----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.98760        $10.90539           21,127
    01/01/2011 to 12/31/2011                              $10.90539        $10.36861           70,823
-----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99847        $10.88101           45,476
    01/01/2011 to 12/31/2011                              $10.88101        $10.61657           68,792
-----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.98873        $11.51238           92,772
    01/01/2011 to 12/31/2011                              $11.51238        $10.90968          136,510
-----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99847         $9.85245          132,927
    01/01/2011 to 12/31/2011                               $9.85245         $9.67264          341,637
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                             $10.02838        $10.06723            9,088
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.95876        $11.93497           65,915
    01/01/2011 to 12/31/2011                              $11.93497        $11.91206           89,321
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.97289        $11.43803           24,741
    01/01/2011 to 04/29/2011                              $11.43803        $12.82105                0
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99102        $11.24476           74,995
    01/01/2011 to 12/31/2011                              $11.24476        $10.76281          108,644
-----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.93894        $11.68593          137,524
    01/01/2011 to 12/31/2011                              $11.68593         $9.14486          202,300
-----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010                              $10.00789        $10.09014          108,431
    01/01/2011 to 12/31/2011                              $10.09014        $10.12632          171,061
-----------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010                              $10.00681        $10.36307        1,334,534
    01/01/2011 to 12/31/2011                              $10.36307        $10.49495        1,920,716
-----------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.98943        $10.60667        1,789,185
    01/01/2011 to 12/31/2011                              $10.60667        $10.51438        3,769,647
-----------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                             $10.01839        $10.06713            4,465
-----------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99847        $10.90109           18,183
    01/01/2011 to 12/31/2011                              $10.90109        $11.06966           30,362
-----------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                              $9.99847         $8.88788                0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98235        $10.77457          717,705
    01/01/2011 to 12/31/2011                                $10.77457        $10.21799        1,166,817
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.96085        $12.62928           37,344
    01/01/2011 to 12/31/2011                                $12.62928        $12.27464           74,073
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.96428        $11.47783          109,170
    01/01/2011 to 12/31/2011                                $11.47783        $10.59244          157,420
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99216        $10.70296        2,137,328
    01/01/2011 to 12/31/2011                                $10.70296        $10.71365        3,646,889
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98581        $10.54809           30,555
    01/01/2011 to 12/31/2011                                $10.54809        $10.18355           54,590
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98015        $10.32114          117,340
    01/01/2011 to 12/31/2011                                $10.32114        $10.54828          150,616
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97104        $11.14744          106,158
    01/01/2011 to 12/31/2011                                $11.14744        $10.75602          191,768
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.85972        $11.48747          199,645
    01/01/2011 to 12/31/2011                                $11.48747         $9.59315          368,045
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/02/2011* to 12/31/2011                                $9.99847         $8.82530          145,090
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99847        $10.41023          423,203
    01/01/2011 to 12/31/2011                                $10.41023        $10.83354          500,601
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010                                 $9.97099        $10.65063        1,299,321
    01/01/2011 to 12/31/2011                                $10.65063        $10.27927        1,729,614



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT X SERIES
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   PROSPECTUS

 ACCUMULATION UNIT VALUES: WITH HAV AND HD GRO II OR HAV AND GRO PLUS II (2.85%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.96692        $10.71479           9,249
    01/01/2011 to 12/31/2011                             $10.71479        $10.13316           3,731
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97760        $10.81979          30,326
    01/01/2011 to 12/31/2011                             $10.81979        $10.52381          15,722

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $10.00613        $10.71544               0
    01/01/2011 to 12/31/2011                                $10.71544        $10.78236             598
-------------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98788        $10.67348          11,400
    01/01/2011 to 12/31/2011                                $10.67348        $10.24378           5,693
-------------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                                $9.99762         $9.09166               0
-------------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98523        $10.59052           7,143
    01/01/2011 to 12/31/2011                                $10.59052        $10.23858           1,115
-------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010                                 $9.99762        $10.50819               0
    01/01/2011 to 12/31/2011                                $10.50819        $11.37404          15,709
-------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010                                $10.00633        $10.55075               0
    01/01/2011 to 12/31/2011                                $10.55075        $11.64275          19,894
-------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010                                 $9.99762        $10.55355               0
    01/01/2011 to 12/31/2011                                $10.55355        $11.89119               0
-------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010                                $10.00845        $10.58415               0
    01/01/2011 to 12/31/2011                                $10.58415        $12.20355               0
-------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010                                $10.00738        $10.68500               0
    01/01/2011 to 12/31/2011                                $10.68500        $12.48861         126,787
-------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                                $9.99762        $11.89255           7,039
-------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97679        $10.75348           3,827
    01/01/2011 to 12/31/2011                                $10.75348        $10.19398           2,297
-------------------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97688        $10.89295          26,077
    01/01/2011 to 12/31/2011                                $10.89295        $10.33023          11,221
-------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98668        $10.70698           9,529
    01/01/2011 to 12/31/2011                                $10.70698        $10.21337           6,505
-------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.95901        $11.69924           8,440
    01/01/2011 to 12/31/2011                                $11.69924        $12.11554           3,630
-------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97096        $12.06901           4,557
    01/01/2011 to 12/31/2011                                $12.06901        $10.18802             882
-------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99762        $10.80147          24,222
    01/01/2011 to 12/31/2011                                $10.80147        $10.23474          10,540
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97510        $10.93402           7,244
    01/01/2011 to 12/31/2011                                $10.93402        $10.46307           4,713
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.96262        $11.42459          29,987
    01/01/2011 to 12/31/2011                                $11.42459        $10.40969          12,115

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96930        $11.46056           4,272
    01/01/2011 to 12/31/2011                                     $11.46056        $10.57335           1,988
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.01762        $10.70161               0
    01/01/2011 to 12/31/2011                                     $10.70161         $9.98567               0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99087        $10.68611               0
    01/01/2011 to 12/31/2011                                     $10.68611         $9.80906               0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.01895        $11.33239               0
    01/01/2011 to 12/31/2011                                     $11.33239        $10.68206               0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96425        $11.40677               0
    01/01/2011 to 12/31/2011                                     $11.40677        $11.22652               0
------------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98360        $10.68442           8,287
    01/01/2011 to 12/31/2011                                     $10.68442        $10.70991           3,990
------------------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97586        $10.79298           1,130
    01/01/2011 to 12/31/2011                                     $10.79298        $10.42624           2,386
------------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98737        $10.62339          22,229
    01/01/2011 to 12/31/2011                                     $10.62339        $10.26874          10,760
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.92845        $11.17518           4,823
    01/01/2011 to 12/31/2011                                     $11.17518         $9.45384             943
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.92832        $10.71728             397
    01/01/2011 to 12/31/2011                                     $10.71728         $9.10544               0
------------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97047        $10.69825               0
    01/01/2011 to 12/31/2011                                     $10.69825        $10.46276               0
------------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97079        $10.48449               0
    01/01/2011 to 12/31/2011                                     $10.48449         $9.58791               0
------------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.92098        $10.48104               0
    01/01/2011 to 12/31/2011                                     $10.48104         $9.25102               0
------------------------------------------------------------------------------------------------------------------
AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99762        $10.51084           2,912
    01/01/2011 to 12/31/2011                                     $10.51084        $10.23563           1,914
------------------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98961        $10.54160               0
    01/01/2011 to 12/31/2011                                     $10.54160         $9.81310               0
------------------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE-FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98780        $10.74306           8,264
    01/01/2011 to 12/31/2011                                     $10.74306        $11.49910           4,065
------------------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99173        $11.22357           7,012
    01/01/2011 to 12/31/2011                                     $11.22357        $10.80470           1,436

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98675        $10.81592               0
    01/01/2011 to 12/31/2011                               $10.81592        $10.17901               0
------------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99762        $10.79169               0
    01/01/2011 to 12/31/2011                               $10.79169        $10.42238               0
------------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98789        $11.41794           4,409
    01/01/2011 to 12/31/2011                               $11.41794        $10.71019             843
------------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99763         $9.77143               0
    01/01/2011 to 12/31/2011                                $9.77143         $9.49562               0
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                              $10.02753        $10.04945               0
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.95792        $11.83705               0
    01/01/2011 to 12/31/2011                               $11.83705        $11.69425               0
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.97205        $11.34408               0
    01/01/2011 to 04/29/2011                               $11.34408        $12.67337               0
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99018        $11.15256               0
    01/01/2011 to 12/31/2011                               $11.15256        $10.56598             203
------------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.93810        $11.59009             370
    01/01/2011 to 12/31/2011                               $11.59009         $8.97755             460
------------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010                               $10.00705        $10.00728           8,797
    01/01/2011 to 12/31/2011                               $10.00728         $9.94129           4,239
------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010                               $10.00597        $10.27781          19,096
    01/01/2011 to 12/31/2011                               $10.27781        $10.30276           9,892
------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98859        $10.51978          14,208
    01/01/2011 to 12/31/2011                               $10.51978        $10.32232           8,649
------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                              $10.01754        $10.04935               0
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99762        $10.81154             391
    01/01/2011 to 12/31/2011                               $10.81154        $10.86707               0
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $9.99762         $8.82682               0
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98151        $10.68633           7,354
    01/01/2011 to 12/31/2011                               $10.68633        $10.03132           3,115
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.96001        $12.52563               0
    01/01/2011 to 12/31/2011                               $12.52563        $12.05011               0
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.96344        $11.38359           5,571
    01/01/2011 to 12/31/2011                               $11.38359        $10.39864           1,098

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99132        $10.61502          26,317
    01/01/2011 to 12/31/2011                                $10.61502        $10.51766          17,456
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98497        $10.46142          13,271
    01/01/2011 to 12/31/2011                                $10.46142         $9.99715           6,466
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97931        $10.23639          10,875
    01/01/2011 to 12/31/2011                                $10.23639        $10.35537           4,476
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97020        $11.05594           8,250
    01/01/2011 to 12/31/2011                                $11.05594        $10.55928           3,908
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.85888        $11.39318             380
    01/01/2011 to 12/31/2011                                $11.39318         $9.41761             472
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/02/2011* to 12/31/2011                                $9.99762         $8.76473               0
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99762        $10.32483          11,639
    01/01/2011 to 12/31/2011                                $10.32483        $10.63550           1,938
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010                                 $9.97015        $10.56313          31,053
    01/01/2011 to 12/31/2011                                $10.56313        $10.09112          13,250



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT B SERIES
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: BASIC DEATH BENEFIT ONLY (1.30%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.96822        $10.85224        1,705,686
    01/01/2011 to 12/31/2011                             $10.85224        $10.42656        2,780,906
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97890        $10.95858        2,584,808
    01/01/2011 to 12/31/2011                             $10.95858        $10.82832        4,811,526
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                             $10.00744        $10.85287          118,933
    01/01/2011 to 12/31/2011                             $10.85287        $11.09452          201,983
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98918        $10.81032        3,247,819
    01/01/2011 to 12/31/2011                             $10.81032        $10.54027        5,664,738
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $9.99892         $9.18873          717,098

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98653        $10.72651           14,637
    01/01/2011 to 12/31/2011                                     $10.72651        $10.53507           96,250
------------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97809        $10.89145        2,016,080
    01/01/2011 to 12/31/2011                                     $10.89145        $10.48915        3,217,470
------------------------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97818        $11.03265        1,131,232
    01/01/2011 to 12/31/2011                                     $11.03265        $10.62929        2,055,110
------------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98798        $10.84421        1,742,582
    01/01/2011 to 12/31/2011                                     $10.84421        $10.50892        3,371,705
------------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96031        $11.84909           66,028
    01/01/2011 to 12/31/2011                                     $11.84909        $12.46608          160,852
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97226        $12.22363           37,657
    01/01/2011 to 12/31/2011                                     $12.22363        $10.48304          134,774
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99892        $10.93987          652,176
    01/01/2011 to 12/31/2011                                     $10.93987        $10.53088        1,296,232
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97640        $11.07430        1,522,851
    01/01/2011 to 12/31/2011                                     $11.07430        $10.76605        3,004,090
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96392        $11.57100        1,263,478
    01/01/2011 to 12/31/2011                                     $11.57100        $10.71112        2,063,048
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97060        $11.60747           70,058
    01/01/2011 to 12/31/2011                                     $11.60747        $10.87942           83,962
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.01892        $10.83890          133,450
    01/01/2011 to 12/31/2011                                     $10.83890        $10.27481          236,148
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99217        $10.82329          113,183
    01/01/2011 to 12/31/2011                                     $10.82329        $10.09318          210,526
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.02025        $11.47753          189,012
    01/01/2011 to 12/31/2011                                     $11.47753        $10.99121          233,643
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96555        $11.55299          153,057
    01/01/2011 to 12/31/2011                                     $11.55299        $11.55148          210,627
------------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98490        $10.82146          117,563
    01/01/2011 to 12/31/2011                                     $10.82146        $11.01977          211,903
------------------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97716        $10.93142          518,713
    01/01/2011 to 12/31/2011                                     $10.93142        $10.72799        1,140,259
------------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98867        $10.75964        1,073,465
    01/01/2011 to 12/31/2011                                     $10.75964        $10.56611        2,004,646

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.92975        $11.31839            93,640
    01/01/2011 to 12/31/2011                              $11.31839         $9.72769           112,683
-----------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.92962        $10.85463            58,073
    01/01/2011 to 12/31/2011                              $10.85463         $9.36922            76,282
-----------------------------------------------------------------------------------------------------------
AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010                              $10.00716        $10.65798               963
    01/01/2011 to 12/31/2011                              $10.65798        $11.82865        14,129,322
-----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.97178        $10.83550            54,258
    01/01/2011 to 12/31/2011                              $10.83550        $10.76565           100,497
-----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.97209        $10.61893            76,700
    01/01/2011 to 12/31/2011                              $10.61893         $9.86566           100,525
-----------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.92228        $10.61546           188,862
    01/01/2011 to 12/31/2011                              $10.61546         $9.51892           272,145
-----------------------------------------------------------------------------------------------------------
AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99892        $10.64561         1,274,952
    01/01/2011 to 12/31/2011                              $10.64561        $10.53196         1,680,773
-----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99091        $10.67679            31,534
    01/01/2011 to 12/31/2011                              $10.67679        $10.09724            57,832
-----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE-FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.98910        $10.88074            40,565
    01/01/2011 to 12/31/2011                              $10.88074        $11.83175           255,529
-----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99303        $11.36749           179,668
    01/01/2011 to 12/31/2011                              $11.36749        $11.11743           282,606
-----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.98806        $10.95462           160,930
    01/01/2011 to 12/31/2011                              $10.95462        $10.47366           220,494
-----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99892        $10.93006            72,358
    01/01/2011 to 12/31/2011                              $10.93006        $10.72407            99,962
-----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.98919        $11.56425            60,984
    01/01/2011 to 12/31/2011                              $11.56425        $11.02019           112,742
-----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99893         $9.89691           113,772
    01/01/2011 to 12/31/2011                               $9.89691         $9.77005           295,537
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                             $10.02883        $10.07694            16,251
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.95922        $11.98881           132,337
    01/01/2011 to 12/31/2011                              $11.98881        $12.03274           178,940
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.97335        $11.48956            86,234
    01/01/2011 to 04/29/2011                              $11.48956        $12.90230                 0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99148        $11.29548          105,978
    01/01/2011 to 12/31/2011                                $11.29548        $10.87188          178,182
-------------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.93940        $11.73867          344,029
    01/01/2011 to 12/31/2011                                $11.73867         $9.23763          444,703
-------------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                $10.00835        $10.13563          156,318
    01/01/2011 to 12/31/2011                                $10.13563        $10.22893          246,817
-------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                $10.00727        $10.40977        1,760,031
    01/01/2011 to 12/31/2011                                $10.40977        $10.60112        2,633,813
-------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98989        $10.65463        2,026,191
    01/01/2011 to 12/31/2011                                $10.65463        $10.62112        4,049,925
-------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                               $10.01884        $10.07683           15,195
-------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99892        $10.95026           27,596
    01/01/2011 to 12/31/2011                                $10.95026        $11.18180           67,008
-------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                                $9.99892         $8.92125                0
-------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98281        $10.82328        1,344,907
    01/01/2011 to 12/31/2011                                $10.82328        $10.32161        1,993,546
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.96131        $12.68615           50,970
    01/01/2011 to 12/31/2011                                $12.68615        $12.39878           98,599
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.96474        $11.52948           44,863
    01/01/2011 to 12/31/2011                                $11.52948        $10.69970           69,319
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99262        $10.75123        3,239,651
    01/01/2011 to 12/31/2011                                $10.75123        $10.82213        6,771,379
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98627        $10.59566           64,766
    01/01/2011 to 12/31/2011                                $10.59566        $10.28660           76,940
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98061        $10.36769          143,821
    01/01/2011 to 12/31/2011                                $10.36769        $10.65495          239,936
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97150        $11.19772          200,365
    01/01/2011 to 12/31/2011                                $11.19772        $10.86500          325,842
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.86018        $11.53931          226,039
    01/01/2011 to 12/31/2011                                $11.53931         $9.69046          372,065
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/02/2011* to 12/31/2011                                $9.99892         $8.85848          268,058

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99892        $10.45725          244,058
    01/01/2011 to 12/31/2011                                $10.45725        $10.94324          427,687
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010                                 $9.97145        $10.69864        1,585,434
    01/01/2011 to 12/31/2011                                $10.69864        $10.38336        2,519,759



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT B SERIES
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   PROSPECTUS

 ACCUMULATION UNIT VALUES: WITH HAV AND HD GRO II OR HAV AND GRO PLUS II (2.30%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.96738        $10.76360         119,777
    01/01/2011 to 12/31/2011                             $10.76360        $10.23677          63,270
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97807        $10.86903         135,746
    01/01/2011 to 12/31/2011                             $10.86903        $10.63140          97,104
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                             $10.00660        $10.76424           1,802
    01/01/2011 to 12/31/2011                             $10.76424        $10.89267           1,502
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98834        $10.72203         264,599
    01/01/2011 to 12/31/2011                             $10.72203        $10.34844         228,689
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $9.99809         $9.12620               0
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98570        $10.63879           6,319
    01/01/2011 to 12/31/2011                             $10.63879        $10.34328           2,009
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010                              $9.99809        $10.55604           4,400
    01/01/2011 to 12/31/2011                             $10.55604        $11.49032         558,066
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010                             $10.00679        $10.59877               0
    01/01/2011 to 12/31/2011                             $10.59877        $11.76169         615,430
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010                              $9.99809        $10.60163               0
    01/01/2011 to 12/31/2011                             $10.60163        $12.01278               0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010                             $10.00891        $10.63229               0
    01/01/2011 to 12/31/2011                             $10.63229        $12.32822             201
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010                             $10.00784        $10.73369               0
    01/01/2011 to 12/31/2011                             $10.73369        $12.61630         453,232
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                             $9.99809        $11.95962          94,051

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97725        $10.80239         305,283
    01/01/2011 to 12/31/2011                                     $10.80239        $10.29819         176,110
------------------------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97734        $10.94264          58,803
    01/01/2011 to 12/31/2011                                     $10.94264        $10.43605          39,597
------------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98715        $10.75566          87,015
    01/01/2011 to 12/31/2011                                     $10.75566        $10.31779          60,253
------------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.95948        $11.75243           3,756
    01/01/2011 to 12/31/2011                                     $11.75243        $12.23924           3,216
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97142        $12.12383          10,502
    01/01/2011 to 12/31/2011                                     $12.12383        $10.29217           4,152
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99809        $10.85057          41,534
    01/01/2011 to 12/31/2011                                     $10.85057        $10.33928          30,417
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97557        $10.98381         112,953
    01/01/2011 to 12/31/2011                                     $10.98381        $10.57010          94,586
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96308        $11.47648          70,900
    01/01/2011 to 12/31/2011                                     $11.47648        $10.51610          58,001
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96976        $11.51275           2,506
    01/01/2011 to 12/31/2011                                     $11.51275        $10.68145           1,555
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.01809        $10.75038           1,700
    01/01/2011 to 12/31/2011                                     $10.75038        $10.08777           2,218
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99134        $10.73491          19,275
    01/01/2011 to 12/31/2011                                     $10.73491         $9.90949           7,044
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.01941        $11.38383           9,315
    01/01/2011 to 12/31/2011                                     $11.38383        $10.79120           4,713
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96472        $11.45866           7,737
    01/01/2011 to 12/31/2011                                     $11.45866        $11.34127           3,541
------------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98406        $10.73309           6,489
    01/01/2011 to 12/31/2011                                     $10.73309        $10.81948           5,584
------------------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97632        $10.84209          16,667
    01/01/2011 to 12/31/2011                                     $10.84209        $10.53278          11,827
------------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98783        $10.67177          54,102
    01/01/2011 to 12/31/2011                                     $10.67177        $10.37382          28,997
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.92892        $11.22607           7,047
    01/01/2011 to 12/31/2011                                     $11.22607         $9.55062           3,231

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.92879        $10.76596           1,863
    01/01/2011 to 12/31/2011                              $10.76596         $9.19856           5,339
-----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.97094        $10.74695             200
    01/01/2011 to 12/31/2011                              $10.74695        $10.56966           2,545
-----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.97125        $10.53223           7,561
    01/01/2011 to 12/31/2011                              $10.53223         $9.68613           4,803
-----------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.92144        $10.52888           1,727
    01/01/2011 to 12/31/2011                              $10.52888         $9.34567             795
-----------------------------------------------------------------------------------------------------------
AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99809        $10.55869          81,043
    01/01/2011 to 12/31/2011                              $10.55869        $10.34036          58,277
-----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99007        $10.58960             213
    01/01/2011 to 12/31/2011                              $10.58960         $9.91346              98
-----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE-FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.98826        $10.79204           2,161
    01/01/2011 to 12/31/2011                              $10.79204        $11.61675             918
-----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99219        $11.27468          16,118
    01/01/2011 to 12/31/2011                              $11.27468        $10.91510           5,251
-----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.98722        $10.86514           5,725
    01/01/2011 to 12/31/2011                              $10.86514        $10.28312           2,065
-----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99809        $10.84075           1,029
    01/01/2011 to 12/31/2011                              $10.84075        $10.52884             406
-----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.98835        $11.46980           4,759
    01/01/2011 to 12/31/2011                              $11.46980        $10.81966           3,066
-----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99809         $9.81590               0
    01/01/2011 to 12/31/2011                               $9.81590         $9.59256           2,518
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                             $10.02800        $10.05926               0
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.95838        $11.89091             383
    01/01/2011 to 12/31/2011                              $11.89091        $11.81371             202
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.97251        $11.39598           2,247
    01/01/2011 to 04/29/2011                              $11.39598        $12.75479               0
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99064        $11.20328           6,181
    01/01/2011 to 12/31/2011                              $11.20328        $10.67411           2,275
-----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.93856        $11.64283          16,639
    01/01/2011 to 12/31/2011                              $11.64283         $9.06934           8,350

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                $10.00751        $10.05274             998
    01/01/2011 to 12/31/2011                                $10.05274        $10.04285           1,989
-------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                $10.00643        $10.32475         156,041
    01/01/2011 to 12/31/2011                                $10.32475        $10.40836         103,225
-------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98905        $10.56757         139,048
    01/01/2011 to 12/31/2011                                $10.56757        $10.42777         129,216
-------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                               $10.01801        $10.05915               0
-------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99809        $10.86080           1,459
    01/01/2011 to 12/31/2011                                $10.86080        $10.97830             513
-------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                                $9.99809         $8.86034               0
-------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98197        $10.73491          87,020
    01/01/2011 to 12/31/2011                                $10.73491        $10.13379          51,589
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.96047        $12.58259           2,465
    01/01/2011 to 12/31/2011                                $12.58259        $12.17325           1,253
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.96390        $11.43543           8,353
    01/01/2011 to 12/31/2011                                $11.43543        $10.50502           3,409
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99178        $10.66346         208,319
    01/01/2011 to 12/31/2011                                $10.66346        $10.62519         165,177
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98543        $10.50910             387
    01/01/2011 to 12/31/2011                                $10.50910        $10.09939           2,468
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97977        $10.28297           9,851
    01/01/2011 to 12/31/2011                                $10.28297        $10.46127           3,825
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97067        $11.10634           5,389
    01/01/2011 to 12/31/2011                                $11.10634        $10.66740           4,065
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.85934        $11.44494          14,797
    01/01/2011 to 12/31/2011                                $11.44494         $9.51383           5,957
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/02/2011* to 12/31/2011                                $9.99809         $8.79804               0
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99809        $10.37188          42,644
    01/01/2011 to 12/31/2011                                $10.37188        $10.74432          31,852
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010                                 $9.97062        $10.61120         325,521
    01/01/2011 to 12/31/2011                                $10.61120        $10.19426         212,708



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT L SERIES
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: BASIC DEATH BENEFIT ONLY (1.70%)



                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.96788        $10.81679        2,783,155
    01/01/2011 to 12/31/2011                                $10.81679        $10.35039        4,131,792
-------------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97857        $10.92280        2,069,260
    01/01/2011 to 12/31/2011                                $10.92280        $10.74947        3,894,177
-------------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $10.00710        $10.81739          113,967
    01/01/2011 to 12/31/2011                                $10.81739        $11.01353          229,135
-------------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98884        $10.77509        3,042,666
    01/01/2011 to 12/31/2011                                $10.77509        $10.46346        4,716,751
-------------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                                $9.99859         $9.16386          583,439
-------------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98620        $10.69150           26,996
    01/01/2011 to 12/31/2011                                $10.69150        $10.45834          100,606
-------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97776        $10.85587        2,096,130
    01/01/2011 to 12/31/2011                                $10.85587        $10.41265        3,374,910
-------------------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97784        $10.99668        1,174,122
    01/01/2011 to 12/31/2011                                $10.99668        $10.55184        1,947,147
-------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98765        $10.80894        1,475,848
    01/01/2011 to 12/31/2011                                $10.80894        $10.43243        2,483,599
-------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.95998        $11.81048          108,557
    01/01/2011 to 12/31/2011                                $11.81048        $12.37513          193,768
-------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97192        $12.18384           68,658
    01/01/2011 to 12/31/2011                                $12.18384        $10.40658          200,611
-------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99859        $10.90428          622,920
    01/01/2011 to 12/31/2011                                $10.90428        $10.45421        1,158,758
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97607        $11.03811        1,723,298
    01/01/2011 to 12/31/2011                                $11.03811        $10.68755        3,053,207
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.96359        $11.53321        1,767,149
    01/01/2011 to 12/31/2011                                $11.53321        $10.63290        3,215,517
-------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97026        $11.56952           43,077
    01/01/2011 to 12/31/2011                                $11.56952        $10.80000           89,816

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $10.01859        $10.80359           113,919
    01/01/2011 to 12/31/2011                              $10.80359        $10.19990           130,234
-----------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME
 PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99184        $10.78790           146,304
    01/01/2011 to 12/31/2011                              $10.78790        $10.01951           172,549
-----------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $10.01991        $11.44014           173,273
    01/01/2011 to 12/31/2011                              $11.44014        $10.91114           217,472
-----------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.96522        $11.51535           162,968
    01/01/2011 to 12/31/2011                              $11.51535        $11.46720           250,592
-----------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.98457        $10.78613           118,383
    01/01/2011 to 12/31/2011                              $10.78613        $10.93950           200,366
-----------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.97683        $10.89582           737,456
    01/01/2011 to 12/31/2011                              $10.89582        $10.64989         1,448,339
-----------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.98833        $10.72450         1,284,434
    01/01/2011 to 12/31/2011                              $10.72450        $10.48895         1,944,938
-----------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.92942        $11.28154            71,949
    01/01/2011 to 12/31/2011                              $11.28154         $9.65674           146,939
-----------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.92929        $10.81917            69,809
    01/01/2011 to 12/31/2011                              $10.81917         $9.30077           130,835
-----------------------------------------------------------------------------------------------------------
AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010                              $10.00682        $10.62325             3,681
    01/01/2011 to 12/31/2011                              $10.62325        $11.74255        15,848,756
-----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.97144        $10.80010            42,896
    01/01/2011 to 12/31/2011                              $10.80010        $10.68707           137,379
-----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.97176        $10.58426            46,220
    01/01/2011 to 12/31/2011                              $10.58426         $9.79363            91,734
-----------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.92194        $10.58075           195,676
    01/01/2011 to 12/31/2011                              $10.58075         $9.44941           270,284
-----------------------------------------------------------------------------------------------------------
AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99859        $10.61090           810,657
    01/01/2011 to 12/31/2011                              $10.61090        $10.45511         1,639,387
-----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99058        $10.64194            39,346
    01/01/2011 to 12/31/2011                              $10.64194        $10.02358            74,837
-----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE-FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.98877        $10.84532            76,300
    01/01/2011 to 12/31/2011                              $10.84532        $11.74557           429,366

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99269        $11.33042          230,357
    01/01/2011 to 12/31/2011                               $11.33042        $11.03643          322,925
------------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98772        $10.91885          109,112
    01/01/2011 to 12/31/2011                               $10.91885        $10.39724          169,121
------------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99859        $10.89440           60,806
    01/01/2011 to 12/31/2011                               $10.89440        $10.64578           94,667
------------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98885        $11.52646           90,429
    01/01/2011 to 12/31/2011                               $11.52646        $10.93968          104,000
------------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99860         $9.86455          273,624
    01/01/2011 to 12/31/2011                                $9.86455         $9.69934          623,247
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                              $10.02850        $10.06988            9,561
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.95889        $11.94964          170,123
    01/01/2011 to 12/31/2011                               $11.94964        $11.94490          273,121
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.97302        $11.45213           78,400
    01/01/2011 to 04/29/2011                               $11.45213        $12.84323                0
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99114        $11.25860          109,466
    01/01/2011 to 12/31/2011                               $11.25860        $10.79250          175,157
------------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.93907        $11.70034          288,382
    01/01/2011 to 12/31/2011                               $11.70034         $9.17013          402,766
------------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010                               $10.00802        $10.10254          328,141
    01/01/2011 to 12/31/2011                               $10.10254        $10.15429          419,219
------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010                               $10.00694        $10.37575        1,898,043
    01/01/2011 to 12/31/2011                               $10.37575        $10.52377        2,792,279
------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98956        $10.61981        3,242,388
    01/01/2011 to 12/31/2011                               $10.61981        $10.54353        4,685,807
------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                              $10.01851        $10.06978           11,360
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99859        $10.91439            8,682
    01/01/2011 to 12/31/2011                               $10.91439        $11.10006           48,028
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $9.99859         $8.89689                0
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98247        $10.78795        1,634,717
    01/01/2011 to 12/31/2011                               $10.78795        $10.24638        3,042,140
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.96097        $12.64476           51,212
    01/01/2011 to 12/31/2011                               $12.64476        $12.30830          117,969

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.96440        $11.49200           44,213
    01/01/2011 to 12/31/2011                                $11.49200        $10.62167           63,209
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99229        $10.71605        2,863,672
    01/01/2011 to 12/31/2011                                $10.71605        $10.74314        5,207,868
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98593        $10.56101          108,763
    01/01/2011 to 12/31/2011                                $10.56101        $10.21155          129,064
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98028        $10.33385          143,314
    01/01/2011 to 12/31/2011                                $10.33385        $10.57749          215,632
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97117        $11.16117          215,479
    01/01/2011 to 12/31/2011                                $11.16117        $10.78581          352,937
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.85984        $11.50158          240,457
    01/01/2011 to 12/31/2011                                $11.50158         $9.61963          356,895
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/02/2011* to 12/31/2011                                $9.99859         $8.83435          317,149
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99859        $10.42309          325,487
    01/01/2011 to 12/31/2011                                $10.42309        $10.86347          572,681
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010                                 $9.97112        $10.66370        2,123,199
    01/01/2011 to 12/31/2011                                $10.66370        $10.30757        3,032,527



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT L SERIES
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   PROSPECTUS

 ACCUMULATION UNIT VALUES: WITH HAV AND HD GRO II OR HAV AND GRO PLUS II (2.70%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.96704        $10.72802          13,679
    01/01/2011 to 12/31/2011                             $10.72802        $10.16130          34,716
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97773        $10.83318           8,856
    01/01/2011 to 12/31/2011                             $10.83318        $10.55300          11,054
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                             $10.00626        $10.72883           1,528
    01/01/2011 to 12/31/2011                             $10.72883        $10.81250             623
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98800        $10.68666         279,181
    01/01/2011 to 12/31/2011                             $10.68666        $10.27226         187,710

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                                $9.99775         $9.10110               0
-------------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98536        $10.60379               0
    01/01/2011 to 12/31/2011                                $10.60379        $10.26707               0
-------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010                                 $9.99775        $10.52124           2,629
    01/01/2011 to 12/31/2011                                $10.52124        $11.40570         254,226
-------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010                                $10.00645        $10.56381               0
    01/01/2011 to 12/31/2011                                $10.56381        $11.67506         328,340
-------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010                                 $9.99775        $10.56667               0
    01/01/2011 to 12/31/2011                                $10.56667        $11.92426               0
-------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010                                $10.00857        $10.59733               0
    01/01/2011 to 12/31/2011                                $10.59733        $12.23769               0
-------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010                                $10.00751        $10.69820               0
    01/01/2011 to 12/31/2011                                $10.69820        $12.52320         114,300
-------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                                $9.99775        $11.91076          53,967
-------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97692        $10.76684         194,108
    01/01/2011 to 12/31/2011                                $10.76684        $10.22230         159,504
-------------------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97700        $10.90649           1,937
    01/01/2011 to 12/31/2011                                $10.90649        $10.35901           1,307
-------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98681        $10.72024          22,653
    01/01/2011 to 12/31/2011                                $10.72024        $10.24187          11,198
-------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.95914        $11.71378             835
    01/01/2011 to 12/31/2011                                $11.71378        $12.14917             422
-------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97108        $12.08395           1,284
    01/01/2011 to 12/31/2011                                $12.08395        $10.21630             491
-------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99775        $10.81480           2,131
    01/01/2011 to 12/31/2011                                $10.81480        $10.26312           1,660
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97523        $10.94766          27,052
    01/01/2011 to 12/31/2011                                $10.94766        $10.49225          12,468
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.96274        $11.43865           4,114
    01/01/2011 to 12/31/2011                                $11.43865        $10.43861           5,489
-------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.96942        $11.47469             314
    01/01/2011 to 12/31/2011                                $11.47469        $10.60270             157
-------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $10.01775        $10.71494           2,091
    01/01/2011 to 12/31/2011                                $10.71494        $10.01355             855

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99100        $10.69949               0
    01/01/2011 to 12/31/2011                                     $10.69949         $9.83638               0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.01907        $11.34646               0
    01/01/2011 to 12/31/2011                                     $11.34646        $10.71178               0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96438        $11.42102          11,613
    01/01/2011 to 12/31/2011                                     $11.42102        $11.25787           4,469
------------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98373        $10.69768          13,625
    01/01/2011 to 12/31/2011                                     $10.69768        $10.73964           9,486
------------------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97599        $10.80651          28,035
    01/01/2011 to 12/31/2011                                     $10.80651        $10.45528          11,482
------------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98749        $10.63651             249
    01/01/2011 to 12/31/2011                                     $10.63651        $10.29738           4,117
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.92858        $11.18912             216
    01/01/2011 to 12/31/2011                                     $11.18912         $9.48026               0
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.92845        $10.73053           1,282
    01/01/2011 to 12/31/2011                                     $10.73053         $9.13080             545
------------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97060        $10.71155             466
    01/01/2011 to 12/31/2011                                     $10.71155        $10.49190             159
------------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97092        $10.49745               0
    01/01/2011 to 12/31/2011                                     $10.49745         $9.61464               0
------------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.92110        $10.49411           1,080
    01/01/2011 to 12/31/2011                                     $10.49411         $9.27676             503
------------------------------------------------------------------------------------------------------------------
AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99775        $10.52387          10,107
    01/01/2011 to 12/31/2011                                     $10.52387        $10.26420           8,129
------------------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98974        $10.55472               0
    01/01/2011 to 12/31/2011                                     $10.55472         $9.84054               0
------------------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE-FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98793        $10.75645               0
    01/01/2011 to 12/31/2011                                     $10.75645        $11.53116               0
------------------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99185        $11.23754               0
    01/01/2011 to 12/31/2011                                     $11.23754        $10.83471               0
------------------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98688        $10.82935               0
    01/01/2011 to 12/31/2011                                     $10.82935        $10.20729               0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99775        $10.80508               0
    01/01/2011 to 12/31/2011                               $10.80508        $10.45133               0
------------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98801        $11.43201             896
    01/01/2011 to 12/31/2011                               $11.43201        $10.73996             319
------------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99776         $9.78359               0
    01/01/2011 to 12/31/2011                                $9.78359         $9.52209           6,523
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                              $10.02766        $10.05209               0
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.95805        $11.85179             855
    01/01/2011 to 12/31/2011                               $11.85179        $11.72679             284
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.97218        $11.35834               0
    01/01/2011 to 04/29/2011                               $11.35834        $12.69571               0
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99030        $11.16638          11,233
    01/01/2011 to 12/31/2011                               $11.16638        $10.59540           4,308
------------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.93823        $11.60441          13,606
    01/01/2011 to 12/31/2011                               $11.60441         $9.00244           6,037
------------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010                               $10.00718        $10.01971               0
    01/01/2011 to 12/31/2011                               $10.01971         $9.96892               0
------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010                               $10.00610        $10.29072          34,085
    01/01/2011 to 12/31/2011                               $10.29072        $10.33172          14,526
------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98872        $10.53285          24,918
    01/01/2011 to 12/31/2011                               $10.53285        $10.35103          33,863
------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                              $10.01767        $10.05196               0
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99775        $10.82499               0
    01/01/2011 to 12/31/2011                               $10.82499        $10.89734               0
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $9.99775         $8.83594               0
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98163        $10.69944           4,908
    01/01/2011 to 12/31/2011                               $10.69944        $10.05905          14,923
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.96013        $12.54113             789
    01/01/2011 to 12/31/2011                               $12.54113        $12.08356             244
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.96356        $11.39766               0
    01/01/2011 to 12/31/2011                               $11.39766        $10.42757               0
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99145        $10.62833          40,395
    01/01/2011 to 12/31/2011                               $10.62833        $10.54700          68,629

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98509        $10.47453             357
    01/01/2011 to 12/31/2011                                $10.47453        $10.02508             170
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97944        $10.24908           2,413
    01/01/2011 to 12/31/2011                                $10.24908        $10.38419           1,259
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97033        $11.06962               0
    01/01/2011 to 12/31/2011                                $11.06962        $10.58857               0
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.85900        $11.40731           1,645
    01/01/2011 to 12/31/2011                                $11.40731         $9.44376             765
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/02/2011* to 12/31/2011                                $9.99775         $8.77381               0
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99775        $10.33756           8,792
    01/01/2011 to 12/31/2011                                $10.33756        $10.66490           3,905
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010                                 $9.97028        $10.57635          19,134
    01/01/2011 to 12/31/2011                                $10.57635        $10.11938          17,530



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT C SERIES
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: BASIC DEATH BENEFIT ONLY (1.75%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.96784        $10.81229          70,797
    01/01/2011 to 12/31/2011                             $10.81229        $10.34079         200,155
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97853        $10.91830          40,209
    01/01/2011 to 12/31/2011                             $10.91830        $10.73950          90,101
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                             $10.00706        $10.81301               0
    01/01/2011 to 12/31/2011                             $10.81301        $11.00358           3,393
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98880        $10.77058         556,518
    01/01/2011 to 12/31/2011                             $10.77058        $10.45375         735,796
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $9.99855         $9.16071          41,927
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98616        $10.68707           6,499
    01/01/2011 to 12/31/2011                             $10.68707        $10.44865           7,684

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97772        $10.85132          55,360
    01/01/2011 to 12/31/2011                                     $10.85132        $10.40307         191,947
------------------------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97780        $10.99214          17,436
    01/01/2011 to 12/31/2011                                     $10.99214        $10.54213         144,618
------------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98761        $10.80442          55,196
    01/01/2011 to 12/31/2011                                     $10.80442        $10.42280          76,200
------------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.95994        $11.80558             608
    01/01/2011 to 12/31/2011                                     $11.80558        $12.36368           5,148
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97188        $12.17884             115
    01/01/2011 to 12/31/2011                                     $12.17884        $10.39703           2,465
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99855        $10.89984          14,070
    01/01/2011 to 12/31/2011                                     $10.89984        $10.44463          34,522
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97603        $11.03356         140,962
    01/01/2011 to 12/31/2011                                     $11.03356        $10.67767         256,537
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96354        $11.52850          28,273
    01/01/2011 to 12/31/2011                                     $11.52850        $10.62310         110,504
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97022        $11.56479             577
    01/01/2011 to 12/31/2011                                     $11.56479        $10.79005           1,398
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.01855        $10.79913             383
    01/01/2011 to 12/31/2011                                     $10.79913        $10.19048             674
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99180        $10.78349             482
    01/01/2011 to 12/31/2011                                     $10.78349        $10.01031           1,499
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.01987        $11.43545           2,825
    01/01/2011 to 12/31/2011                                     $11.43545        $10.90107           2,149
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96518        $11.51063           1,574
    01/01/2011 to 12/31/2011                                     $11.51063        $11.45679           2,396
------------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98452        $10.78171          15,135
    01/01/2011 to 12/31/2011                                     $10.78171        $10.92947          20,124
------------------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97679        $10.89130          41,388
    01/01/2011 to 12/31/2011                                     $10.89130        $10.64008          96,297
------------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98829        $10.72009         148,622
    01/01/2011 to 12/31/2011                                     $10.72009        $10.47940         284,287
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.92938        $11.27694             120
    01/01/2011 to 12/31/2011                                     $11.27694         $9.64782           1,856

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.92925        $10.81483               0
    01/01/2011 to 12/31/2011                              $10.81483         $9.29226           1,340
-----------------------------------------------------------------------------------------------------------
AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010                              $10.00678        $10.61892               0
    01/01/2011 to 12/31/2011                              $10.61892        $11.73180         721,427
-----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.97140        $10.79575             644
    01/01/2011 to 12/31/2011                              $10.79575        $10.67737           2,411
-----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.97172        $10.57991             122
    01/01/2011 to 12/31/2011                              $10.57991         $9.78468             397
-----------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.92190        $10.57658           1,581
    01/01/2011 to 12/31/2011                              $10.57658         $9.44081           3,859
-----------------------------------------------------------------------------------------------------------
AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99855        $10.60650          75,332
    01/01/2011 to 12/31/2011                              $10.60650        $10.44555         151,898
-----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99054        $10.63757               0
    01/01/2011 to 12/31/2011                              $10.63757        $10.01439             484
-----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE-FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.98873        $10.84081          12,332
    01/01/2011 to 12/31/2011                              $10.84081        $11.73472          24,974
-----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99265        $11.32577           4,345
    01/01/2011 to 12/31/2011                              $11.32577        $11.02625          11,728
-----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.98768        $10.91439             569
    01/01/2011 to 12/31/2011                              $10.91439        $10.38774           2,245
-----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99855        $10.88984             264
    01/01/2011 to 12/31/2011                              $10.88984        $10.63594           1,273
-----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.98881        $11.52183             123
    01/01/2011 to 12/31/2011                              $11.52183        $10.92973           1,469
-----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99855         $9.86040          17,924
    01/01/2011 to 12/31/2011                               $9.86040         $9.69018          94,379
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                             $10.02846        $10.06897             819
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.95884        $11.94484             524
    01/01/2011 to 12/31/2011                              $11.94484        $11.93405           4,107
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.97297        $11.44748             475
    01/01/2011 to 04/29/2011                              $11.44748        $12.83593               0
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99110        $11.25415           1,358
    01/01/2011 to 12/31/2011                              $11.25415        $10.78277           3,655

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.93903        $11.69549           2,517
    01/01/2011 to 12/31/2011                                $11.69549         $9.16163           7,758
-------------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                $10.00797        $10.09850          15,360
    01/01/2011 to 12/31/2011                                $10.09850        $10.14512          25,213
-------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                $10.00690        $10.37151          77,058
    01/01/2011 to 12/31/2011                                $10.37151        $10.51419         160,743
-------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98952        $10.61539         134,781
    01/01/2011 to 12/31/2011                                $10.61539        $10.53375         270,726
-------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                               $10.01847        $10.06887               0
-------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99855        $10.90996           1,251
    01/01/2011 to 12/31/2011                                $10.90996        $11.08995           1,901
-------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                                $9.99855         $8.89388               0
-------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98243        $10.78348          33,583
    01/01/2011 to 12/31/2011                                $10.78348        $10.23692          66,889
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.96093        $12.63958           1,253
    01/01/2011 to 12/31/2011                                $12.63958        $12.29711           5,638
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.96436        $11.48713             157
    01/01/2011 to 12/31/2011                                $11.48713        $10.61184             754
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99224        $10.71167         106,714
    01/01/2011 to 12/31/2011                                $10.71167        $10.73326         194,274
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98589        $10.55674             395
    01/01/2011 to 12/31/2011                                $10.55674        $10.20221             647
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98023        $10.32968           5,180
    01/01/2011 to 12/31/2011                                $10.32968        $10.56776           7,841
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97113        $11.15658           1,422
    01/01/2011 to 12/31/2011                                $11.15658        $10.77586           5,045
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.85980        $11.49684           1,559
    01/01/2011 to 12/31/2011                                $11.49684         $9.61076           8,511
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/02/2011* to 12/31/2011                                $9.99855         $8.83142          51,400
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99855        $10.41878          16,728
    01/01/2011 to 12/31/2011                                $10.41878        $10.85342          21,871
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010                                 $9.97108        $10.65939          44,224
    01/01/2011 to 12/31/2011                                $10.65939        $10.29816         106,092



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT C SERIES
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   PROSPECTUS

 ACCUMULATION UNIT VALUES: WITH HAV AND HD GRO II OR HAV AND GRO PLUS II (2.75%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.96700        $10.72366            172
    01/01/2011 to 12/31/2011                             $10.72366        $10.15189              5
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97769        $10.82881            343
    01/01/2011 to 12/31/2011                             $10.82881        $10.54338             10
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                             $10.00622        $10.72434              0
    01/01/2011 to 12/31/2011                             $10.72434        $10.80251              0
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98796        $10.68235              0
    01/01/2011 to 12/31/2011                             $10.68235        $10.26283              0
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $9.99771         $9.09799              0
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98532        $10.59935              0
    01/01/2011 to 12/31/2011                             $10.59935        $10.25763              0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010                              $9.99771        $10.51691              0
    01/01/2011 to 12/31/2011                             $10.51691        $11.39516              0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010                             $10.00641        $10.55941              0
    01/01/2011 to 12/31/2011                             $10.55941        $11.66419              0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010                              $9.99771        $10.56226              0
    01/01/2011 to 12/31/2011                             $10.56226        $11.91326              0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010                             $10.00853        $10.59284              0
    01/01/2011 to 12/31/2011                             $10.59284        $12.22622              0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010                             $10.00746        $10.69390              0
    01/01/2011 to 12/31/2011                             $10.69390        $12.51181          1,184
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                             $9.99771        $11.90464              0
----------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97688        $10.76246            702
    01/01/2011 to 12/31/2011                             $10.76246        $10.21302             20
----------------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97696        $10.90202              0
    01/01/2011 to 12/31/2011                             $10.90202        $10.34944              0
----------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98677        $10.71579              0
    01/01/2011 to 12/31/2011                             $10.71579        $10.23226              0
----------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.95910        $11.70896              0
    01/01/2011 to 12/31/2011                             $11.70896        $12.13801              0

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97104        $12.07901             0
    01/01/2011 to 12/31/2011                                     $12.07901        $10.20705             0
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99771        $10.81038             0
    01/01/2011 to 12/31/2011                                     $10.81038        $10.25374             0
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97519        $10.94313             0
    01/01/2011 to 12/31/2011                                     $10.94313        $10.48257             0
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96270        $11.43400           836
    01/01/2011 to 12/31/2011                                     $11.43400        $10.42906            25
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96938        $11.47011             0
    01/01/2011 to 12/31/2011                                     $11.47011        $10.59309             0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.01771        $10.71055             0
    01/01/2011 to 12/31/2011                                     $10.71055        $10.00421             0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99096        $10.69508             0
    01/01/2011 to 12/31/2011                                     $10.69508         $9.82737             0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.01903        $11.34173             0
    01/01/2011 to 12/31/2011                                     $11.34173        $10.70195             0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96434        $11.41620             0
    01/01/2011 to 12/31/2011                                     $11.41620        $11.24738             0
------------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98368        $10.69330             0
    01/01/2011 to 12/31/2011                                     $10.69330        $10.72976             0
------------------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97595        $10.80195           872
    01/01/2011 to 12/31/2011                                     $10.80195        $10.44554            25
------------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98745        $10.63219             0
    01/01/2011 to 12/31/2011                                     $10.63219        $10.28798             0
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.92854        $11.18449             0
    01/01/2011 to 12/31/2011                                     $11.18449         $9.47146             0
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.92841        $10.72599             0
    01/01/2011 to 12/31/2011                                     $10.72599         $9.12230             0
------------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97056        $10.70715             0
    01/01/2011 to 12/31/2011                                     $10.70715        $10.48218             0
------------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97087        $10.49321             0
    01/01/2011 to 12/31/2011                                     $10.49321         $9.60584             0
------------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.92106        $10.48980             0
    01/01/2011 to 12/31/2011                                     $10.48980         $9.26818             0

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99771        $10.51949            697
    01/01/2011 to 12/31/2011                              $10.51949        $10.25469            412
-----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.98970        $10.55041              0
    01/01/2011 to 12/31/2011                              $10.55041         $9.83148              0
-----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE-FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.98789        $10.75190              0
    01/01/2011 to 12/31/2011                              $10.75190        $11.52039              0
-----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99181        $11.23275              0
    01/01/2011 to 12/31/2011                              $11.23275        $10.82462              0
-----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.98684        $10.82492              0
    01/01/2011 to 12/31/2011                              $10.82492        $10.19791              0
-----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99771        $10.80059              0
    01/01/2011 to 12/31/2011                              $10.80059        $10.44170              0
-----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.98797        $11.42724              0
    01/01/2011 to 12/31/2011                              $11.42724        $10.72987              0
-----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99771         $9.77948              0
    01/01/2011 to 12/31/2011                               $9.77948         $9.51316              0
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                             $10.02762        $10.05125              0
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.95800        $11.84700              0
    01/01/2011 to 12/31/2011                              $11.84700        $11.71601              0
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.97213        $11.35367              0
    01/01/2011 to 04/29/2011                              $11.35367        $12.68831              0
-----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.99026        $11.16162              0
    01/01/2011 to 12/31/2011                              $11.16162        $10.58549              0
-----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.93818        $11.59963              0
    01/01/2011 to 12/31/2011                              $11.59963         $8.99411              0
-----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010                              $10.00713        $10.01555              0
    01/01/2011 to 12/31/2011                              $10.01555         $9.95961              0
-----------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010                              $10.00606        $10.28652              0
    01/01/2011 to 12/31/2011                              $10.28652        $10.32213              0
-----------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                               $9.98867        $10.52841          2,055
    01/01/2011 to 12/31/2011                              $10.52841        $10.34140          1,145
-----------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                             $10.01763        $10.05117              0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99771        $10.82053             0
    01/01/2011 to 12/31/2011                                $10.82053        $10.88734             0
-------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                                $9.99771         $8.83297             0
-------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98159        $10.69512           348
    01/01/2011 to 12/31/2011                                $10.69512        $10.04992            10
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.96009        $12.53600             0
    01/01/2011 to 12/31/2011                                $12.53600        $12.07235             0
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.96352        $11.39297             0
    01/01/2011 to 12/31/2011                                $11.39297        $10.41785             0
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99140        $10.62382             0
    01/01/2011 to 12/31/2011                                $10.62382        $10.53707             0
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98505        $10.47018             0
    01/01/2011 to 12/31/2011                                $10.47018        $10.01575             0
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97939        $10.24482             0
    01/01/2011 to 12/31/2011                                $10.24482        $10.37455             0
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97029        $11.06509             0
    01/01/2011 to 12/31/2011                                $11.06509        $10.57896             0
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.85896        $11.40251             0
    01/01/2011 to 12/31/2011                                $11.40251         $9.43499             0
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/02/2011* to 12/31/2011                                $9.99771         $8.77077             0
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99771        $10.33336             0
    01/01/2011 to 12/31/2011                                $10.33336        $10.65525             0
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010                                 $9.97024        $10.57193           176
    01/01/2011 to 12/31/2011                                $10.57193        $10.10982             5



 *  Denotes the start date of these sub-accounts

       APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

 Pruco Life Insurance Company of New Jersey offers several deferred variable annuity products. Each annuity, (X, L, B, C Series), has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity. Not all of these annuities may be available to you, depending on factors such as the broker-dealer through which your annuity was sold. You can verify which of these annuities is available to you by speaking to your Financial Professional or calling 1-888-PRU-2888.

 Among the factors you should consider when choosing which annuity product and benefit may be most appropriate for your individual needs are the following:
..   Your age;
..   The amount of your investment and any planned future Purchase Payments into the Annuity,
..   How long you intend to hold the Annuity (also referred to as investment time horizon);
..   Your desire to make withdrawals from the Annuity and the timing thereof;
..   Your investment objectives;
..   The guarantees optional benefits may provide
..   Your desire to minimize costs and/or maximize return associated with the
    Annuity.

 You can compare the costs of the X-Series, L-Series, B-Series, and C-Series by examining the section in this prospectus entitled "Summary of Contract Fees and Charges". There are trade-offs associated with the costs and benefits provided by each of the Series. Generally, shorter-term CDSC products such as the C-Series and L-Series provide higher Surrender Value in short-duration scenarios, while long-term CDSC classes such as the B-Series and X-Series provide higher Surrender Values in long-term scenarios. Please note, while the Insurance Charges differ among the Series, beginning after the 9/th/ Annuity Year they are all equal.

 In choosing which Series to purchase, you should consider the features and the associated costs that offer the greatest value to you. The different features may include:
..   Variations on your ability to access funds in your Annuity without the imposition of a Contingent Deferred Sales Charge (CDSC),
..   Different ongoing fees and charges you pay to stay in the Annuity,
..   Purchase Credits made available.

 An Annuity without CDSC or a shorter CDSC may provide flexibility and greater Surrender Value in earlier years; however, if you intend to hold the Annuity long term, it may result in a trade off for value in later years. An Annuity that provides a Purchase Credit has a higher Insurance Charge until after the 9/th/ Annuity Year and a longer CDSC period than other Annuities without a Purchase Credit. However, the Purchase Credit may add long term value.

 The following chart outlines some of the different features for each Annuity sold through this prospectus. The availability of optional benefits, such as those noted in the chart, increase the total cost of the Annuity. Certain living benefits are intended to address longevity risks or market risk. You should consider whether your need for a living benefit alters your time horizon and then ultimately your share class decision. You should carefully consider which features you plan to use when selecting your Annuity, and the impact of such features in relation to your investment objectives and which share class may be most appropriate for you.

 To demonstrate the impact of the various expense structures, the hypothetical examples on the following pages reflect the Account Value and Surrender Value of each Annuity over a variety of holding periods. These charts reflect the impact of different hypothetical rates of return and the comparable value of each of the Annuities (which reflects the charges associated with each Annuity) under the assumptions noted.


 PRUCO LIFE OF NEW JERSEY PRODUCT COMPARISON

 Below is a summary of Pruco Life of New Jersey's annuity products sold through this prospectus. X Series refers to Prudential Premier Retirement Variable Annuity X Series, B Series refers to Prudential Premier Retirement Variable Annuity B Series, L Series refers to Prudential Premier Retirement Variable Annuity L Series, and C Series refers to Prudential Premier Retirement Variable Annuity C Series.

 Your registered Financial Professional can provide you with the prospectus for the underlying portfolios and can guide you through Selecting the Annuity That's Right For You and help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the prospectus carefully before investing. Pruco Life Insurance Company of New Jersey does not make recommendations or provide investment advice.

Annuity Comparison        X Series                   B Series                  L Series                  C Series
----------------------------------------------------------------------------------------------------------------------------
Minimum Investment   $10,000                    $1,000                    $10,000                   $10,000
----------------------------------------------------------------------------------------------------------------------------
Maximum Issue Age    80                         85                        85                        85
----------------------------------------------------------------------------------------------------------------------------
Contingent Deferred  9 Years (9%, 9%,           7 Years (7%, 7%,          4 Years (7%, 7%,          N/A
 Sales Charge        9%, 9%, 8%, 8%,            6%, 6%, 5%, 5%,           6%, 5%)
 Schedule (Based on  8%, 5%, 2.5%)              5%)
 date of each
 purchase payment)
----------------------------------------------------------------------------------------------------------------------------
Total Insurance      1.85%                      1.30%                     1.70%                     1.75%
 Charge (during
 first 9 Annuity
 Years)
----------------------------------------------------------------------------------------------------------------------------
Total Insurance                                        1.30%
 Charge (after
 9/th/ Annuity Year)
----------------------------------------------------------------------------------------------------------------------------
Annual Maintenance   Lesser of:                 Lesser of:                Lesser of:                Lesser of:
 Fee                 .   $30, or                .   $30, or               .   $30, or               .   $30, or
                     .   2% of Account          .   2% of Account         .   2% of Account         .   2% of Account
                         Value                      Value                     Value                     Value
                     .   Waived for             .   Waived for            .   Waived for            .   Waived for
                         Premiums                   Premiums                  Premiums                  Premiums
                         =(greater than)            =(greater than)           =(greater than)           =(greater than)
                         $100k                      $100k                     $100k                     $100k
----------------------------------------------------------------------------------------------------------------------------
Purchase Credit      Yes, based on              No                        No                        No
                     purchase payments
                     Yrs
                     1-4: 6% (3% age 82+)
                     Yrs 5+: N/A
                     Recaptured in
                     certain
                     circumstances
----------------------------------------------------------------------------------------------------------------------------
Variable Investment                               Advanced Series Trust Franklin Templeton VIT
 Options (Not all
 options available
 with certain
 optional benefits)
----------------------------------------------------------------------------------------------------------------------------
Minimum Death                                     Greater of:
 Benefit                                           .   Purchase payments minus
                                                       proportional withdrawals, and
                                                   .   Account Value
----------------------------------------------------------------------------------------------------------------------------
Optional Death                                    HAV
 Benefit (for an
 additional cost)
----------------------------------------------------------------------------------------------------------------------------
Optional Living                                   HDI
 Benefits (for an                                 SHDI
 additional cost)                                 HD GRO II;
                                                  GRO Plus II
----------------------------------------------------------------------------------------------------------------------------


 HYPOTHETICAL ILLUSTRATION
 The following examples outline the value of each Annuity as well as the amount that would be available to an investor as a full surrender at the end of each of the Annuity Years specified. The values shown below are based on the following assumptions: An initial investment of $100,000 is made into each Annuity earning a gross rate of return of 0% and 6% and 10%, respectively.


 No additional Purchase Payments or withdrawals are made from the Annuity. The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the underlying portfolios and the charges that are deducted from the Annuity at the Separate Account level (which is 1.07% for all Series) based on the fees and expenses of the applicable underlying portfolios as of December 31, 2011. The arithmetic average of all fund expenses is computed by adding portfolio management fees, 12b-1 fees and other expenses of all the underlying portfolios and then dividing by the number of portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table. The Separate Account level charges refer to the Insurance Charge.


 The Account Value and Surrender Value are further reduced by the Annual Maintenance Fee, if applicable. For X-Series, the Account Value and Surrender Value also reflect the addition of any applicable Purchase Credits.

 The Account Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the anniversary of the Issue Date of the Annuity ("Annuity Anniversary"), therefore reflecting the CDSC applicable to that Annuity Year. Note that a withdrawal on the Annuity Anniversary, or the day before the Annuity Anniversary, would be subject to the CDSC applicable to the next Annuity Year, which may be lower. The CDSC is calculated based on the date that the Purchase Payment was made and for purposes of these examples, we assume that a single Purchase Payment of $100,000 was made on the Issue Date. The values that you actually experience under an Annuity will be different from what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each Annuity reflected below will remain the same. (We will provide your Financial Professional with a personalized illustration upon request).

 If, for an additional fee, you elect an optional living benefit that has a Protected Withdrawal Value (PWV), the expenses will be higher and the values will differ from those shown in the charts below. Similar to Account and Surrender Values, the PWV will differ by share class. Typically, the share class with the higher Account Value will translate into a relatively higher PWV, unless the net rate of return is below the roll-up rate, where the PWV of the C, L and B would all grow equally by the guaranteed amount. The X Series, because of the impact of the Purchase Credit applied to the Account Value, will yield the relatively highest PWV in all scenarios. If the minimum guarantee(s) increases the PWV, the PWV of C, L, and B would all be equal at that time. The X Series would yield the highest PWV with the minimum guarantee(s) due to the impact of the Purchase Credit.

 0% GROSS RATE OF RETURN


        ----------------------------------------------------------------------------
             L Share             B Share            X Share            C Share
        ----------------------------------------------------------------------------
        Net rate of return Net rate of return  Net rate of return Net rate of return
        Yrs 1-10  -2.75%   All years  -2.36%   Yrs 1-10  -2.90%   Yrs 1-10  -2.80%
        Yrs 10+   -2.36%                       Yrs 10+   -2.36%   Yrs 10+   -2.36%
        ----------------------------------------------------------------------------
Annuity Contract Surrender Contract  Surrender Contract Surrender Contract Surrender
 Year    Value     Value     Value     Value    Value     Value    Value     Value
------------------------------------------------------------------------------------
   1     97,256   90,256    97,650    90,650   102,934   93,934    97,206   97,206
------------------------------------------------------------------------------------
   2     94,579   87,579    95,350    88,350    99,949   90,949    94,483   94,483
------------------------------------------------------------------------------------
   3     91,977   85,977    93,103    87,103    97,050   88,050    91,837   91,837
------------------------------------------------------------------------------------
   4     89,446   84,446    90,909    84,909    94,235   85,235    89,264   89,264
------------------------------------------------------------------------------------
   5     86,984   86,984    88,768    83,768    91,502   83,502    86,763   86,763
------------------------------------------------------------------------------------
   6     84,591   84,591    86,676    81,676    88,849   80,849    84,333   84,333
------------------------------------------------------------------------------------
   7     82,263   82,263    84,634    79,634    86,272   78,272    81,971   81,971
------------------------------------------------------------------------------------
   8     79,999   79,999    82,640    82,640    83,770   78,770    79,674   79,674
------------------------------------------------------------------------------------
   9     77,798   77,798    80,693    80,693    81,340   78,840    77,442   77,442
------------------------------------------------------------------------------------
  10     75,657   75,657    78,792    78,792    78,981   78,981    75,273   75,273
------------------------------------------------------------------------------------
  11     73,874   73,874    76,935    76,935    77,119   77,119    73,499   73,499
------------------------------------------------------------------------------------
  12     72,133   72,133    75,123    75,123    75,302   75,302    71,767   71,767
------------------------------------------------------------------------------------
  13     70,433   70,433    73,353    73,353    73,528   73,528    70,076   70,076
------------------------------------------------------------------------------------
  14     68,774   68,774    71,624    71,624    71,796   71,796    68,425   68,425
------------------------------------------------------------------------------------
  15     67,154   67,154    69,937    69,937    70,104   70,104    66,813   66,813
------------------------------------------------------------------------------------
  16     65,571   65,571    68,289    68,289    68,452   68,452    65,239   65,239
------------------------------------------------------------------------------------
  17     64,027   64,027    66,680    66,680    66,840   66,840    63,702   63,702
------------------------------------------------------------------------------------
  18     62,518   62,518    65,109    65,109    65,265   65,265    62,201   62,201
------------------------------------------------------------------------------------
  19     61,045   61,045    63,575    63,575    63,727   63,727    60,735   60,735
------------------------------------------------------------------------------------
  20     59,607   59,607    62,077    62,077    62,226   62,226    59,304   59,304
------------------------------------------------------------------------------------
  21     58,202   58,202    60,615    60,615    60,759   60,759    57,907   57,907
------------------------------------------------------------------------------------
  22     56,831   56,831    59,186    59,186    59,328   59,328    56,543   56,543
------------------------------------------------------------------------------------
  23     55,492   55,492    57,792    57,792    57,930   57,930    55,210   55,210
------------------------------------------------------------------------------------
  24     54,185   54,185    56,430    56,430    56,565   56,565    53,910   53,910
------------------------------------------------------------------------------------
  25     52,908   52,908    55,101    55,101    55,233   55,233    52,639   52,639
------------------------------------------------------------------------------------


 ASSUMPTIONS:

 a. $100,000 initial investment


 b. Fund Expenses = 1.07%


 c. No optional death benefits or living benefits elected


 d. Annuity was issued on or after May 1, 2012


 e. Surrender value assumes surrender 2 days before Annuity Anniversary

 The shaded values indicate the highest Surrender Values in that year based on the stated assumptions. Assuming a 0% gross annual return, the C-Series has the highest Surrender Value in the first four Annuity Years, the L-Series has the highest Surrender Value in Annuity Years five, six and seven, the B-Series has the highest Surrender Value in Annuity Years eight and nine, and the X-Series has the highest Surrender Value from the tenth Annuity Year on.

 6% GROSS RATE OF RETURN


        ----------------------------------------------------------------------------
             L Share             B Share            X Share            C Share
        ----------------------------------------------------------------------------
        Net rate of return Net rate of return  Net rate of return Net rate of return
        Yrs 1-10   3.08%   All years   3.50%   Yrs 1-10   2.93%   Yrs 1-10   3.03%
        Yrs 10+    3.50%                       Yrs 10+    3.50%   Yrs 10+    3.50%
        ----------------------------------------------------------------------------
Annuity Contract Surrender Contract  Surrender Contract Surrender Contract Surrender
 Year    Value     Value     Value     Value    Value     Value    Value     Value
------------------------------------------------------------------------------------
   1    103,075    96,075   103,493    96,493  109,093   100,093  103,022   103,022
------------------------------------------------------------------------------------
   2    106,252    99,252   107,118   100,118  112,285   103,285  106,144   106,144
------------------------------------------------------------------------------------
   3    109,528   103,528   110,870   104,870  115,570   106,570  109,361   109,361
------------------------------------------------------------------------------------
   4    112,905   107,905   114,753   108,753  118,951   109,951  112,676   112,676
------------------------------------------------------------------------------------
   5    116,386   116,386   118,772   113,772  122,431   114,431  116,090   116,090
------------------------------------------------------------------------------------
   6    119,974   119,974   122,932   117,932  126,013   118,013  119,609   119,609
------------------------------------------------------------------------------------
   7    123,673   123,673   127,238   122,238  129,700   121,700  123,234   123,234
------------------------------------------------------------------------------------
   8    127,486   127,486   131,694   131,694  133,495   128,495  126,968   126,968
------------------------------------------------------------------------------------
   9    131,417   131,417   136,307   136,307  137,401   134,901  130,816   130,816
------------------------------------------------------------------------------------
  10    135,468   135,468   141,081   141,081  141,421   141,421  134,781   134,781
------------------------------------------------------------------------------------
  11    140,212   140,212   146,023   146,023  146,372   146,372  139,500   139,500
------------------------------------------------------------------------------------
  12    145,123   145,123   151,137   151,137  151,499   151,499  144,386   144,386
------------------------------------------------------------------------------------
  13    150,206   150,206   156,431   156,431  156,805   156,805  149,443   149,443
------------------------------------------------------------------------------------
  14    155,467   155,467   161,910   161,910  162,297   162,297  154,678   154,678
------------------------------------------------------------------------------------
  15    160,912   160,912   167,581   167,581  167,982   167,982  160,095   160,095
------------------------------------------------------------------------------------
  16    166,548   166,548   173,450   173,450  173,865   173,865  165,703   165,703
------------------------------------------------------------------------------------
  17    172,381   172,381   179,526   179,526  179,955   179,955  171,506   171,506
------------------------------------------------------------------------------------
  18    178,419   178,419   185,814   185,814  186,258   186,258  177,514   177,514
------------------------------------------------------------------------------------
  19    184,668   184,668   192,322   192,322  192,782   192,782  183,731   183,731
------------------------------------------------------------------------------------
  20    191,136   191,136   199,058   199,058  199,534   199,534  190,166   190,166
------------------------------------------------------------------------------------
  21    197,831   197,831   206,030   206,030  206,523   206,523  196,827   196,827
------------------------------------------------------------------------------------
  22    204,760   204,760   213,246   213,246  213,756   213,756  203,721   203,721
------------------------------------------------------------------------------------
  23    211,932   211,932   220,715   220,715  221,243   221,243  210,856   210,856
------------------------------------------------------------------------------------
  24    219,355   219,355   228,446   228,446  228,992   228,992  218,242   218,242
------------------------------------------------------------------------------------
  25    227,038   227,038   236,447   236,447  237,013   237,013  225,886   225,886
------------------------------------------------------------------------------------


 ASSUMPTIONS:

 a. $100,000 initial investment


 b. Fund Expenses = 1.07%


 c. No optional death benefits or living benefits elected


 d. Annuity was issued on or after May 1, 2012


 e. Surrender value assumes surrender 2 days before Annuity Anniversary

 The shaded values indicate the highest Surrender Values in that year based on the stated assumptions. Assuming a 6% gross annual return, the C-Series has the highest Surrender Value in the first four Annuity Years, the L-Series has the highest Surrender Value in Annuity Years five, six and seven, the B-Series has the highest Surrender Value in Annuity Years eight and nine, and the X-Series has the highest Surrender Value from the tenth Annuity Year on.

 10% GROSS RATE OF RETURN


        ----------------------------------------------------------------------------
             L Share             B Share            X Share            C Share
        ----------------------------------------------------------------------------
        Net rate of return Net rate of return  Net rate of return Net rate of return
        Yrs 1-10   6.97%   All years   7.41%   Yrs 1-10   6.81%   Yrs 1-10   6.92%
        Yrs 10+    7.41%                       Yrs 10+    7.41%   Yrs 10+    7.41%
        ----------------------------------------------------------------------------
Annuity Contract Surrender Contract  Surrender Contract Surrender Contract Surrender
 Year    Value     Value     Value     Value    Value     Value    Value     Value
------------------------------------------------------------------------------------
   1    106,953    99,953   107,387   100,387  113,198   104,198  106,899   106,899
------------------------------------------------------------------------------------
   2    114,411   107,411   115,343   108,343  120,906   111,906  114,295   114,295
------------------------------------------------------------------------------------
   3    122,389   116,389   123,888   117,888  129,140   120,140  122,203   122,203
------------------------------------------------------------------------------------
   4    130,923   125,923   133,066   127,066  137,934   128,934  130,657   130,657
------------------------------------------------------------------------------------
   5    140,052   140,052   142,924   137,924  147,327   139,327  139,697   139,697
------------------------------------------------------------------------------------
   6    149,818   149,818   153,512   148,512  157,360   149,360  149,362   149,362
------------------------------------------------------------------------------------
   7    160,265   160,265   164,885   159,885  168,076   160,076  159,696   159,696
------------------------------------------------------------------------------------
   8    171,441   171,441   177,100   177,100  179,521   174,521  170,744   170,744
------------------------------------------------------------------------------------
   9    183,395   183,395   190,220   190,220  191,746   189,246  182,558   182,558
------------------------------------------------------------------------------------
  10    196,183   196,183   204,312   204,312  204,804   204,804  195,188   195,188
------------------------------------------------------------------------------------
  11    210,715   210,715   219,448   219,448  219,973   219,973  209,645   209,645
------------------------------------------------------------------------------------
  12    226,325   226,325   235,705   235,705  236,269   236,269  225,177   225,177
------------------------------------------------------------------------------------
  13    243,092   243,092   253,167   253,167  253,772   253,772  241,858   241,858
------------------------------------------------------------------------------------
  14    261,101   261,101   271,922   271,922  272,573   272,573  259,776   259,776
------------------------------------------------------------------------------------
  15    280,444   280,444   292,067   292,067  292,766   292,766  279,021   279,021
------------------------------------------------------------------------------------
  16    301,220   301,220   313,704   313,704  314,455   314,455  299,692   299,692
------------------------------------------------------------------------------------
  17    323,536   323,536   336,944   336,944  337,750   337,750  321,894   321,894
------------------------------------------------------------------------------------
  18    347,504   347,504   361,906   361,906  362,772   362,772  345,741   345,741
------------------------------------------------------------------------------------
  19    373,248   373,248   388,717   388,717  389,647   389,647  371,354   371,354
------------------------------------------------------------------------------------
  20    400,900   400,900   417,515   417,515  418,513   418,513  398,865   398,865
------------------------------------------------------------------------------------
  21    430,599   430,599   448,446   448,446  449,518   449,518  428,414   428,414
------------------------------------------------------------------------------------
  22    462,499   462,499   481,668   481,668  482,820   482,820  460,152   460,152
------------------------------------------------------------------------------------
  23    496,763   496,763   517,351   517,351  518,588   518,588  494,242   494,242
------------------------------------------------------------------------------------
  24    533,565   533,565   555,678   555,678  557,007   557,007  530,857   530,857
------------------------------------------------------------------------------------
  25    573,093   573,093   596,844   596,844  598,272   598,272  570,184   570,184
------------------------------------------------------------------------------------


 ASSUMPTIONS:

 a. $100,000 initial investment


 b. Fund Expenses = 1.07%


 c. No optional death benefits or living benefits elected


 d. Annuity was issued on or after May 1, 2012


 e. Surrender value assumes surrender 2 days before Annuity Anniversary

 The shaded values indicate the highest Surrender Values in that year based on the stated assumptions. Assuming a 10% gross annual return, the C-Series has the highest Surrender Value in the first four Annuity Years, the L-Series has the highest Surrender Value in Annuity Years five, six and seven, the B-Series has the highest Surrender Value in Annuity Years eight and nine, and the X-Series has the highest Surrender Value from the tenth Annuity Year on.

APPENDIX C - HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT, AND SPOUSAL HIGHEST
 DAILY LIFETIME 6 PLUS INCOME BENEFIT - NO LONGER AVAILABLE FOR NEW ELECTIONS

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 PLUS)
 Highest Daily Lifetime/SM/ 6 Plus (HD 6 Plus)/SM/ is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. Highest Daily Lifetime 6 Plus is no longer available for election.

 If you have elected this benefit, the benefit guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.


 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME (DESCRIBED BELOW) THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE APPLICABLE SECTION IN THIS PROSPECTUS.


 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/ or 20/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above, or
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):
    (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

    (b)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and
    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

 In the rider for this benefit, we use slightly different terms for the calculation described. We use the term "Guaranteed Base Value" to refer to the Account Value on the effective date of the benefit, plus the amount of any "adjusted" Purchase Payments made within one year after the effective date of the benefit. "Adjusted" Purchase Payments means Purchase Payments we receive, increased by any Purchase Credits applied to your Account Value in relation to Purchase Payments, and decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79, and 6% for ages 80 or older. (Note that for purposes of the age tiers used with this benefit, we deem the Annuitant to have reached age 59 1/2 on the 183/rd/ day after his/her 59/th/ birthday). Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). EXCESS INCOME ALSO WILL REDUCE THE PROTECTED WITHDRAWAL VALUE BY THE SAME RATIO. REDUCTIONS ARE BASED ON THE ACTUAL "GROSS" AMOUNT OF THE WITHDRAWAL, INCLUDING ANY CONTINGENT DEFERRED SALES CHARGE
 (CDSC) THAT MAY APPLY. THUS, YOU SHOULD BE AWARE THAT IF YOU ASK TO RECEIVE A SPECIFIED WITHDRAWAL AMOUNT THAT ITSELF IS NOT DEEMED EXCESS INCOME, WITH THE UNDERSTANDING THAT ANY CHARGES APPLICABLE TO THAT WITHDRAWAL WILL BE ASSESSED FROM YOUR REMAINING ACCOUNT VALUE, THEN THE AMOUNT OF THE WITHDRAWAL EXCEEDING THE ANNUAL INCOME AMOUNT WOULD RESULT IN THE WITHDRAWAL BEING TREATED AS EXCESS INCOME.


 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A PARTIAL WITHDRAWAL THAT IS SUBJECT TO A CDSC, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF THE CDSC, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE ANNUAL INCOME AMOUNT. WHEN YOU TAKE A PARTIAL WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2000) BUT THEN HAVE ANY CDSC DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE (THUS THE AMOUNT YOU ACTUALLY RECEIVE (E.G., $1800) MAY BE LESS THAN THE AMOUNT YOU DESIGNATED (E.G., $2000)). THE PORTION OF SUCH A WITHDRAWAL THAT EXCEEDED YOUR ANNUAL INCOME AMOUNT (IF ANY) WOULD BE TREATED AS EXCESS INCOME AND THUS WOULD REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST THAT A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2000), WITH THE UNDERSTANDING THAT ANY CDSC (E.G., $240) BE DEDUCTED FROM YOUR REMAINING ACCOUNT VALUE. IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS EXCESS INCOME BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2000) AND THE AMOUNT OF ANY CDSC (IN THIS EXAMPLE, A TOTAL OF $2240). THE AMOUNT OF THAT SUM (E.G., THE $2000 YOU RECEIVED PLUS THE $240 FOR THE CDSC) THAT EXCEEDS YOUR ANNUAL INCOME AMOUNT WILL BE TREATED AS EXCESS INCOME - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. IN GENERAL, ONCE A WITHDRAWAL IS TREATED AS EXCESS INCOME, REGARDLESS OF WHETHER A CDSC IS ASSESSED, WE WILL PROPORTIONALLY REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is November 1, 2010
   .   The Highest Daily Lifetime 6 Plus benefit is elected on August 1, 2011
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit
   .   The first withdrawal is a Lifetime Withdrawal

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

     Account Value before Lifetime Withdrawal                  $118,000.00
     Less amount of "non" Excess Income                        $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $  1,500.00
     Ratio                                                            1.31%
     Annual Income Amount                                      $  6,000.00
     Less ratio of 1.31%                                       $     78.60
     Annual Income Amount for future Annuity Years             $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is higher than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the Excess Income on October 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value, adjusted for withdrawals and Purchase Payments (including any associated Purchase Credits), is greater than $5,921.40. Here are the calculations for determining the daily values. Only the October 26 value is being adjusted for Excess Income as the October 28 and October 31 Valuation Days occur after the Excess Income on October 27.

                                  HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                (ADJUSTED FOR WITHDRAWAL   AMOUNT (5% OF THE
DATE*             ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST DAILY VALUE)
-----             ------------- ------------------------ ----------------------
October 26, 2011   $119,000.00        $119,000.00              $5,950.00
October 27, 2011   $113,000.00        $113,986.95              $5,699.35
October 28, 2011   $113,000.00        $113,986.95              $5,699.35
October 31, 2011   $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 26, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on October 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on October 26 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $115,500 before the Excess Income.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.95.
   . The Annual Income Amount is carried forward to the next Valuation Date of October 28. At this time, we compare this amount to 5% of the Account Value on October 28. Since the October 27 adjusted Annual Income Amount of $5,699.35 is greater than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of October 31. The Account Value on October 31 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the October 31 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2011 and continuing through October 31, 2012, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum

 Surrender Value (see "Surrenders - Surrender Value" earlier in this prospectus). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. Thus, the first withdrawal will be a Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2010
   .   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2011
   .   The Account Value at benefit election was $105,000
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit

 On October 3, 2011, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2011 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

 REQUIRED MINIMUM DISTRIBUTIONS
 Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as you abide by the following:

 The total amount within an Annuity Year that can be withdrawn is equal to:

 1. the Annual Income Amount remaining in the current Annuity Year, plus,
 2. The difference between:
 a. The RMD amount (assuming the RMD amount is greater than the Annual Income Amount) less any withdrawals already taken in the calendar year, less
 b. The Annual Income Amount.

 Please see hypothetical examples below for details.

 If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include situations where you comply with the rules outlined above and then decide to take additional withdrawals after satisfying your RMD requirement from the Annuity.

 We will assume your first withdrawal under the benefit is a Lifetime Withdrawal unless you designated the withdrawal as a Non-Lifetime Withdrawal.

 Example
 The following example is purely hypothetical and intended to illustrate a scenario as described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the Required Minimum Distribution for the current calendar year.

 Assumptions:
 RMD Calendar Year
 01/01/2011 to 12/31/2011

 Annuity Year
 06/01/2010 to 05/31/2011

 Annual Income Amount and RMD Amount
 Annual Income Amount = $5,000
 Remaining Annual Income Amount as of 1/3/2011 = $3,000 (a $2,000 withdrawal was taken on 7/1/2010)
 RMD Amount for Calendar Year 2011 = $6,000

 The amount you may withdraw in the current Annuity Year (between 1/3/2011 and 5/31/2011) without it being treated as Excess Income is $4,000. Here is the calculation: $3,000 + ($6,000 - $5,000) = $4,000.

 If the $4,000 withdrawal is taken in the current Annuity Year (prior to 6/1/2011), the remaining Annual Income Amount will be zero and the remaining RMD amount of $2,000 may be taken in the subsequent Annuity Year beginning on 6/1/2011 (when your Annual Income Amount is reset to $5,000).

 If you had chosen to not take any additional withdrawals until on or after 6/1/2011, then you would be eligible to withdraw $6,000 without it being treated as a withdrawal of Excess Income.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL
    INCOME AMOUNT, THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT TERMINATES, AND NO ADDITIONAL PAYMENTS ARE MADE. HOWEVER, IF A PARTIAL WITHDRAWAL IN THE
    LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY, THEN THE BENEFIT WILL NOT TERMINATE,
    AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE DESIGNATED LIFE.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable tax charges, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS

..   Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

..   Any Lifetime Withdrawal that you take that is less than or equal to the
    Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For purposes of calculating a CDSC on any future withdrawal, Lifetime Withdrawals that are less than or equal to the Annual Income
    Amount in an Annuity Year are not treated as withdrawals of Purchase Payments. Moreover, any Lifetime Withdrawal that is treated as Excess
    Income is subject to any applicable CDSC if the withdrawal is greater than the Free Withdrawal amount.
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A Summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts, and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

..   Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Highest Daily Lifetime 6 Plus reduce your Account Value to zero (see "Minimum Death Benefits and Optional Death Benefit Riders" earlier in the prospectus).

..   The current charge for Highest Daily Lifetime 6 Plus is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2125% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit elections of Highest Daily Lifetime 6 Plus. Previously, for elections of Highest Daily Lifetime 6 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that is satisfactory to us.

 If you participate in this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
    (I)YOUR TERMINATION OF THE BENEFIT,
   (II)YOUR SURRENDER OF THE ANNUITY,
  (III)YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO RECEIVE THE ANNUAL INCOME AMOUNT IN THE FORM OF ANNUITY PAYMENTS, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT),
   (IV)OUR RECEIPT OF DUE PROOF OF DEATH OF THE OWNER OR ANNUITANT (FOR ENTITY-OWNED ANNUITIES)
    (V)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO, OR
   (VI)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE.

 Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates upon Due Proof of Death.


 HOW HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 An integral part of Highest Daily Lifetime 6 Plus (including Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the AST Investment Grade Bond Sub-account, referred to as the "Bond Sub-account"). This predetermined mathematical formula ("formula") runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account We are not providing you with investment advice through the use of the formula nor does the formula constitute an investment strategy that we are recommending to you. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is described below.

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of these benefits, we refer to those permitted Investment Options as the "Permitted Sub-accounts". Because these restrictions and the use of the formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.

 Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

 The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

 If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,
..   September 4, 2012 - a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   September 5, 2012 - you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.
..   On September 5, 2012 - (and at least until first a transfer is made out of the Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).
..   Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

 Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond

 Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:

 a) The total value of all your Account Value in the Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the Bond
    Sub-account; or
..   If a portion of your Account Value was previously allocated to the Bond
    Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Highest Daily Lifetime 6 Plus has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

 Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

 Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.


 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts, as discussed above. In addition, the amount and duration of payments under the annuity payment provision may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution rules under the tax law.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 PLUS)
 Spousal Highest Daily Lifetime/SM/ 6 Plus (SHD6 Plus/SM/) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections.


 If you have elected this benefit, the benefit guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the pre-determined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."


 Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Currently, if you participate in Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 6 Plus must have been elected based on two designated lives, as described below. The youngest designated life must have been at least 50 years old and the oldest designated life must have been at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of Permitted Investment Option, see the "Investment Options" section.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE A WITHDRAWAL OF EXCESS INCOME (DESCRIBED BELOW) THAT BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE APPLICABLE SECTION IN THIS PROSPECTUS.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/ or 20/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime
    Withdrawal:
    (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;
    (b)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and
    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

 In the rider for this benefit, as respects the preceding paragraph, we use the term "Guaranteed Base Value" to refer to the Account Value on the effective date of the benefit, plus the amount of any "adjusted" Purchase Payments made within one year after the effective date of the benefit. "Adjusted" Purchase Payments means Purchase Payments we receive, increased by any Purchase Credits applied to your Account Value in relation to Purchase Payments, and decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. REDUCTIONS ARE BASED ON THE ACTUAL "GROSS" AMOUNT OF THE WITHDRAWAL, INCLUDING ANY CDSC THAT MAY APPLY. THUS, YOU SHOULD BE AWARE THAT IF YOU ASK TO RECEIVE A SPECIFIED WITHDRAWAL AMOUNT THAT ITSELF IS NOT DEEMED EXCESS INCOME, WITH THE UNDERSTANDING THAT ANY CHARGES APPLICABLE TO THAT WITHDRAWAL WILL BE ASSESSED AGAINST YOUR REMAINING ACCOUNT VALUE, THEN THE AMOUNT OF THE WITHDRAWAL EXCEEDING THE ANNUAL INCOME AMOUNT WOULD RESULT IN THE WITHDRAWAL BEING TREATED AS EXCESS INCOME.


 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A PARTIAL WITHDRAWAL THAT IS SUBJECT TO A CDSC, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF THE CDSC, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE ANNUAL INCOME AMOUNT. WHEN YOU TAKE A PARTIAL WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2000) BUT THEN HAVE ANY CDSC DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE (THUS THE AMOUNT YOU ACTUALLY RECEIVE (E.G., $1800) MAY BE LESS THAN THE AMOUNT YOU DESIGNATED (E.G., $2000)). THE PORTION OF SUCH A WITHDRAWAL THAT EXCEEDED YOUR ANNUAL INCOME AMOUNT (IF ANY) WOULD BE TREATED AS EXCESS INCOME AND THUS WOULD REDUCE

 YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST THAT A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2000), WITH THE UNDERSTANDING THAT ANY CDSC (E.G., $240) BE DEDUCTED FROM YOUR REMAINING ACCOUNT VALUE. IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS EXCESS INCOME BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2000) AND THE AMOUNT OF ANY CDSC (IN THIS EXAMPLE, A TOTAL OF $2240). THE AMOUNT OF THAT SUM (E.G., THE $2000 YOU RECEIVED PLUS THE $240 FOR THE CDSC) THAT EXCEEDS YOUR ANNUAL INCOME AMOUNT WILL BE TREATED AS EXCESS INCOME - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. IN GENERAL, ONCE A WITHDRAWAL IS TREATED AS EXCESS INCOME, REGARDLESS OF WHETHER A CDSC IS ASSESSED, WE WILL PROPORTIONALLY REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).


 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is November 1, 2010
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on August 1, 2011
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit
   .   The first withdrawal is a Lifetime Withdrawal

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

     Account Value before Lifetime Withdrawal                  $118,000.00
     Less amount of "non" Excess Income                        $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $  1,500.00
     Ratio                                                            1.31%
     Annual Income Amount                                      $  6,000.00
     Less ratio of 1.31%                                       $     78.60
     Annual Income Amount for future Annuity Years             $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the Excess Income on October 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments (including any associated Purchase Credits), is greater than $5,921.40. Here are the calculations for determining the daily values. Only the October 26 value is being adjusted for Excess Income as the October 28 and October 31 Valuation Days occur after the Excess Income on October 27.

                                  HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                (ADJUSTED FOR WITHDRAWAL   AMOUNT (5% OF THE
DATE*             ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST DAILY VALUE)
-----             ------------- ------------------------ ----------------------
October 26, 2011   $119,000.00        $119,000.00              $5,950.00
October 27, 2011   $113,000.00        $113,986.95              $5,699.35
October 28, 2011   $113,000.00        $113,986.95              $5,699.35
October 31, 2011   $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for in the Annuity Year.

 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 26, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on October 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on October 26 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an Account Value of $115,500 before the Excess Income.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of October 28. At this time, we compare this amount to 5% of the Account Value on October 28. Since the October 27 adjusted Annual Income Amount of $5,699.35 is greater than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Day of October 31. The Account Value on October 31 is $119,000 and 5% of this amount is $5,950. Since this is greater than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the October 31 value results in the highest amount of $5,950.00. Since this amount is greater than the current year's Annual Income Amount of $5,921.40 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2011 and continuing through October 31, 2012, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value" earlier in this prospectus). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. Thus, the first withdrawal will be a Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2010
..   The Spousal Highest Daily Lifetime 6 Plus benefit is elected on
    September 1, 2011
..   The Account Value at benefit election was $105,000
..   The younger designated life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 6 Plus benefit
..   No previous withdrawals have been taken under the Spousal Highest Daily
    Lifetime 6 Plus benefit

 On October 3, 2011, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000 and the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2011 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

 REQUIRED MINIMUM DISTRIBUTIONS
 See the sub-section entitled "Required Minimum Distributions" in the section above concerning Highest Daily Lifetime 6 Plus for a discussion of the relationship between the RMD amount and the Annual Income Amount.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE
    WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL INCOME AMOUNT, THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT TERMINATES, AND NO ADDITIONAL PAYMENTS WILL BE MADE. HOWEVER, IF A WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY THEN THE
    BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE SECOND DESIGNATED LIFE PROVIDED THE DESIGNATED LIVES WERE SPOUSES AT THE DEATH OF THE FIRST DESIGNATED LIFE.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to Annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS

..   Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

..   Any Lifetime Withdrawal that you take that is less than or equal to the
    Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For purposes of calculating a CDSC on any future withdrawal, Lifetime Withdrawals that are less than or equal to the Annual Income
    Amount in an Annuity Year are not treated as withdrawals of Purchase Payments. Moreover, any Lifetime Withdrawal that is treated as Excess
    Income is subject to any applicable CDSC if the withdrawal is greater than the Free Withdrawal amount.
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolios appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST
    Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts, and the AST Investment
    Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or upon addition of additional Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

..   Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus reduce your Account Value to zero (see "Minimum Death Benefits and Optional Death Benefit Riders" earlier in the prospectus).

..   The current charge for Spousal Highest Daily Lifetime 6 Plus is 0.95%
    annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime 6 Plus is no longer available. Spousal Highest Daily Lifetime 6 Plus could only be elected based on two designated lives. Designated lives must have been natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Spousal Highest Daily Lifetime 6 Plus only could be elected if the Owner, Annuitant, and Beneficiary designations were as follows:
   . One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. The younger Owner/Annuitant and the Beneficiary must be at least 50 years old and the older must be at least 55 years old at the time of election; or
   . Co-Annuity Owners, where the Owners are each other's spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. The younger Owner must be at least 50 years old and the older Owner must be at least 55 years old at the time of election; or
   . One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The younger of the Annuitant and the Contingent Annuitant must be at least 50 years old and the older must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage.

 If you participate in this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value).

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
   . UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE FIRST DESIGNATED LIFE, IF THE SURVIVING SPOUSE OPTS TO TAKE THE DEATH BENEFIT UNDER THE ANNUITY (RATHER THAN CONTINUE THE ANNUITY) OR IF THE SURVIVING SPOUSE IS NOT AN ELIGIBLE DESIGNATED LIFE;
   .   UPON THE DEATH OF THE SECOND DESIGNATED LIFE;
   .   YOUR TERMINATION OF THE BENEFIT;
   .   YOUR SURRENDER OF THE ANNUITY;
   . YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO TAKE ANNUITY PAYMENTS IN THE FORM OF THE ANNUAL INCOME AMOUNT, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);
   .   BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR
   . YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT".

 Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.


 HOW SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT. See "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" above for information regarding this component of the benefit.


 ADDITIONAL TAX CONSIDERATIONS
 Please see the Additional Tax Considerations section under Highest Daily Lifetime 6 Plus above.


     FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT, AND SPOUSAL
                 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT

 Please see Appendix F: "Formula for Highest Daily Lifetime Income Suite and Highest Daily Lifetime 6 Plus Suite of Living Benefits."

                      APPENDIX D: FORMULA FOR GRO PLUS II

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   . V\\v\\ is the current Account Value of the elected Sub-accounts of the Annuity

   .   V\\F\\ - the Account Value of any Fixed Allocations in the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the "current liability (L)."

    L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\) /(Ni/365)/

 Next the formula calculates the following formula ratio:

                     r    =    (L - B) / (V\\v\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (90% cap). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap.

 The transfer amount is calculated by the following formula:

 T    =    {Min (MAX(0, (.90 * (V\\v\\ + V\\F\\ + B)) - B), [L - B - (V\\v\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0. The transfer amount is calculated by the following formula:

  T    =    {Min (B, - [L - B - (V\\v\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 90% CAP RULE: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.

                 APPENDIX E - FORMULA FOR HIGHEST DAILY GRO II

   FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO II MADE PRIOR TO JULY 16, 2010

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   . V\\v\\ is the current Account Value of the elected Sub-accounts of the Annuity

   .   V\\F\\ - the Account Value of any Fixed Allocations in the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,

   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the "current liability (L)."

    L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\) /(Ni/365)/

 Next the formula calculates the following formula ratio:

                     r    =    (L - B) / (V\\v\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (90% cap). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap.

 The transfer amount is calculated by the following formula:

 T    =    {Min (MAX(0, (.90 * (V\\v\\ + V\\F\\ + B)) - B), [L - B - (V\\v\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0. The transfer amount is calculated by the following formula:

  T    =    {Min (B, - [L - B - (V\\v\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 90% CAP RULE: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.

       FORMULA FOR ELECTIONS OF HD GRO II MADE ON OR AFTER JULY 16, 2010

 The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   . V \\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V \\F\\ is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C \\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C \\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C \\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".

    L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\) /(Ni/365)/

 Where:

   .   G\\i\\ is the value of the Guarantee Amount or the Projected Future
       Guarantee

   .   N\\i\\ is the number of days until the end of the Guarantee Period

   . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

 Next the formula calculates the following formula ratio (r):

                     r    =    (L - B) / (V\\V\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% Cap Feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C \\u\\ and if transfers have not been suspended due to the 90% Cap Feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:

 T    =    {Min (MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r (less than) C \\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

  T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

       APPENDIX F - FORMULA FOR HIGHEST DAILY LIFETIME INCOME SUITE AND
            HIGHEST DAILY LIFETIME 6 PLUS SUITE OF LIVING BENEFITS

 This Appendix describes the formula used with the following living benefits:
 The Highest Daily Lifetime 6 Plus Suite:
   .   Highest Daily Lifetime 6 Plus Income Benefit; and
   .   Spousal Highest Daily Lifetime 6 Plus Income Benefit.

 The Highest Daily Lifetime Income Suite:
   .   Highest Daily Lifetime Income; and
   .   Spousal Highest Daily Lifetime Income.


  TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Income Suite and Highest Daily Lifetime 6 Plus Suite of benefits (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the Effective Date of the Highest Daily Lifetime Income Suite and Highest Daily Lifetime 6 Plus Suite of benefits and is not changed for the life of the guarantee. Currently it is 84.5%


   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   .   V\\F\\ - the Account Value of any Fixed Allocations in the Annuity

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, including the amount of any associated Purchase Credits, and adjusted proportionally for Excess Income *, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments (including the amount of any associated Purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding anniversary of the Issue Date, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments (including the amount of any associated Purchase Credits) and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

 DAILY TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If (V\\v\\ + V\\F\\) is equal to zero, no calculation is necessary. Target Values are subject to change for new elections of this benefit on a going-forward basis.

                            L    =    0.05 * P * a

 DAILY TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\v\\ + V\\F\\).

   . If on the third consecutive Valuation Day r (greater than) Cu and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and transfers have not been suspended due to the 90% cap rule, assets in the Permitted Sub-accounts and the Fixed Allocations, if applicable, are transferred to the AST Investment Grade Bond Portfolio Sub-account.

   . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

 90% CAP RULE: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs that results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),       Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))    Sub-accounts and the Fixed Allocations to the
                                                                   AST Investment Grade Bond Sub-account
 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] /       Money is transferred from the AST Investment
           (1 - C\\t\\))}                                          Grade Bond Sub-account to the Permitted
                                                                   Sub-accounts

 MONTHLY TRANSFER CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\v\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\v\\ + V\\F\\)
 - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted
                                                          Sub-accounts.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

                         PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                         FURTHER DETAILS ABOUT THE PRUCO LIFE OF NEW JERSEY PRUDENTIAL
                         PREMIER(R) RETIREMENT VARIABLE ANNUITY X SERIES, B SERIES, L SERIES AND
                         C SERIES/SM/ ANNUITY DESCRIBED IN PROSPECTUS (04/30/2012)
                                           ----------------------------------------
                                             (print your name)
                                           ----------------------------------------
                                                 (address)
                                           ----------------------------------------
                                            (city/state/zip code)


                   Please see the section of this prospectus
                        entitled "How To Contact Us" for
                         where to send your request for
                     a Statement of Additional Information

                                                       -------------------
      [LOGO] Prudential                                    PRSRT STD
            Bring Your Challenges                         U.S. POSTAGE
                                                              PAID
                                                       JEFFERSON CITY, MO
      The Prudential Insurance Company of America        PERMIT NO. 321
      751 Broad Street
      Newark, NJ 07102-3777
                                                       -------------------

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION



                                 April 30, 2012



       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                           VARIABLE ANNUITY CONTRACTS

 The Prudential Premier Retirement Variable Annuity X Series(SM) ("X Series"), B Series(SM) ("B Series") L Series(SM) ("L Series") and C Series(SM) ("C Series") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). Each Annuity could be purchased by making an initial purchase payment of $10,000 (except the B Series which has a $1,000 minimum initial purchase payment or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.


 This Statement of Additional Information is not a prospectus and should be read in conjunction with the X, B, L and C Series prospectus dated April 30, 2012. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.



                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----

 Company                                                                     2

 Experts                                                                     2

 Principal Underwriter                                                       2

 Payments Made to Promote Sale of Our Products                               2

 Determination of Accumulation Unit Values                                   3

 Separate Account Financial Information                                     A1

 Company Financial Information                                              B1


 Pruco Life Insurance Company of New Jersey Prudential Annuity Service Center
         213 Washington Street                    P.O. Box 7960
         Newark, NJ 07102-2992           Philadelphia, Pennsylvania 19176
                                             Telephone (888) PRU-2888

 The Prudential Premier Retirement Variable Annuity X Series(SM) ("X Series"), B Series(SM) ("B Series"), L Series(SM) "L Series") and C Series(SM) ("C Series") are service marks of The Prudential Insurance Company of America.

                                    COMPANY

 Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.

 Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


 The financial statements of Pruco Life Insurance Company of New Jersey as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 and the financial statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of December 31, 2011 and for each of the two years in the period ended December 31, 2011, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


                             PRINCIPAL UNDERWRITER


 Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

 With respect to all individual annuities issued by Pruco Life of New Jersey, PAD received commissions of $97,819,083, $73,455,927, and $22,773,368, in
 2011, 2010, and 2009, respectively. PAD retained none of those commissions.

 As discussed in the prospectus, Pruco Life of New Jersey pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life of New Jersey may pay trail commissions to selling firms to pay to its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.


                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS


 In an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may enter into marketing service agreements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We and/or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.


 The list below identifies three general types of payments that PAD pays which are broadly defined as follows:

      .   Percentage Payments based upon "Assets under Management" or "AUM":
          This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life of New Jersey products that were sold through the firm (or its affiliated broker/dealers).

      . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life of New Jersey annuity products sold through the firm (or its affiliated broker/dealers).

      . Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

 The list in the prospectus includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2011) received payment with respect to annuity business during 2011 (or as to which a payment amount was accrued during 2011). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2011, the least amount paid, and greatest amount paid, were $19.35 and $6,443,077.91, respectively.


                   DETERMINATION OF ACCUMULATION UNIT VALUES

 The value for each accumulation unit is computed as of the end of each Valuation Day. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for that Sub-account for the current Valuation Day. The net investment factor for any Valuation Day is determined by dividing the value of the assets of the Sub-account for that day by the value of the assets of the Sub-account for the preceding Valuation Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and subtracting from the result the daily equivalent of the total annualized charge for the Annuity and any optional benefits (for which the charge is calculated as a percentage of Sub-account assets) for each day since the preceding Valuation Day. During the accumulation phase of your Annuity, the daily equivalent of the annualized charge is calculated using the formula 1 - (1 - c) 1 / 365, where c is the total annualized charge. However, for purposes of determining Unit values for a Beneficiary participating in the Beneficiary Continuation Option, we employ a different method. Specifically, we calculate the daily equivalent of the annualized Settlement Service Charge using the formula (1 + c)x(1 / 365) - 1, where c is the 1.00% Settlement Service Charge. The value of the assets of a Sub-account is determined by multiplying the number of shares of Advanced Series Trust (the "Trust") or other funds held by that Sub-account by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.

 As we have indicated in the prospectus, the Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges for each series. Here, we set out the remaining historical unit values.

                          PREMIER RETIREMENT X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

                  ACCUMULATION UNIT VALUES: WITH HAV (2.25%)


                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96742    $10.76805       431,320
    01/01/2011 to 12/31/2011.........  $10.76805    $10.24627       569,139
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97811    $10.87354       348,046
    01/01/2011 to 12/31/2011.........  $10.87354    $10.64117       553,672
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00664    $10.76870        23,270
    01/01/2011 to 12/31/2011.........  $10.76870    $10.90278        42,296
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98838    $10.72654       565,821
    01/01/2011 to 12/31/2011.........  $10.72654    $10.35809     1,067,308
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99813    $ 9.12934       109,338
 AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98574    $10.64323        18,467
    01/01/2011 to 12/31/2011.........  $10.64323    $10.35290        33,753
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97730    $10.80703       209,707
    01/01/2011 to 12/31/2011.........  $10.80703    $10.30795       279,185
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97738    $10.94711       215,925
    01/01/2011 to 12/31/2011.........  $10.94711    $10.44547       275,423
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98719    $10.76013       296,498
    01/01/2011 to 12/31/2011.........  $10.76013    $10.32731       451,420
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95952    $11.75731        24,817
    01/01/2011 to 12/31/2011.........  $11.75731    $12.25065        40,377
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97146    $12.12889        23,924
    01/01/2011 to 12/31/2011.........  $12.12889    $10.30168        35,434
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99813    $10.85511       206,039
    01/01/2011 to 12/31/2011.........  $10.85511    $10.34889       247,194

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97561    $10.98843       258,959
    01/01/2011 to 12/31/2011.........  $10.98843    $10.57997       507,010
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96312    $11.48131       172,398
    01/01/2011 to 12/31/2011.........  $11.48131    $10.52583       307,423
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96980    $11.51747        12,869
    01/01/2011 to 12/31/2011.........  $11.51747    $10.69136        17,786
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01813    $10.75477        22,512
    01/01/2011 to 12/31/2011.........  $10.75477    $10.09718        34,079
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99138    $10.73926        21,588
    01/01/2011 to 12/31/2011.........  $10.73926    $ 9.91864        24,033
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01945    $11.38858        35,051
    01/01/2011 to 12/31/2011.........  $11.38858    $10.80123        49,124
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96476    $11.46350        54,705
    01/01/2011 to 12/31/2011.........  $11.46350    $11.35182        69,813
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98410    $10.73754        26,448
    01/01/2011 to 12/31/2011.........  $10.73754    $10.82944        39,596
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97637    $10.84666       112,239
    01/01/2011 to 12/31/2011.........  $10.84666    $10.54257       183,823
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98787    $10.67608       206,860
    01/01/2011 to 12/31/2011.........  $10.67608    $10.38337       308,578
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92896    $11.23065        27,261
    01/01/2011 to 12/31/2011.........  $11.23065    $ 9.55935        50,441
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92883    $10.77050        13,189
    01/01/2011 to 12/31/2011.........  $10.77050    $ 9.20716        28,519
 AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00636    $10.57538             0
    01/01/2011 to 12/31/2011.........  $10.57538    $11.62439     2,945,528
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99813    $10.56309       229,516
    01/01/2011 to 12/31/2011.........  $10.56309    $10.34989       410,984

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97098    $10.75142       18,522
    01/01/2011 to 12/31/2011.........  $10.75142    $10.57959       27,785
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97130    $10.53656       19,689
    01/01/2011 to 12/31/2011.........  $10.53656    $ 9.69501       19,373
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92148    $10.53303       32,848
    01/01/2011 to 12/31/2011.........  $10.53303    $ 9.35412       36,283
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99012    $10.59398       36,126
    01/01/2011 to 12/31/2011.........  $10.59398    $ 9.92264       39,480
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98831    $10.79638       24,028
    01/01/2011 to 12/31/2011.........  $10.79638    $11.62737       90,875
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99223    $11.27934       99,315
    01/01/2011 to 12/31/2011.........  $11.27934    $10.92525      143,956
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98726    $10.86964       37,911
    01/01/2011 to 12/31/2011.........  $10.86964    $10.29257       44,689
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99813    $10.84527       24,498
    01/01/2011 to 12/31/2011.........  $10.84527    $10.53864       28,595
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98839    $11.47450       17,978
    01/01/2011 to 12/31/2011.........  $11.47450    $10.82957       28,586
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99814    $ 9.81989       31,610
    01/01/2011 to 12/31/2011.........  $ 9.81989    $ 9.60142       30,753
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99068    $11.20789       27,165
    01/01/2011 to 12/31/2011.........  $11.20789    $10.68385       60,464
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02804    $10.06015            0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95842    $11.89581       49,992
    01/01/2011 to 12/31/2011.........  $11.89581    $11.82474       54,908
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97255    $11.40061       18,410
    01/01/2011 to 04/29/2011.........  $11.40061    $12.76212            0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93861    $11.64767       37,737
    01/01/2011 to 12/31/2011.........  $11.64767    $ 9.07776       66,271

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00755    $10.05702        24,185
    01/01/2011 to 12/31/2011.........  $10.05702    $10.05211        39,230
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00648    $10.32899       450,024
    01/01/2011 to 12/31/2011.........  $10.32899    $10.41787       569,705
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98910    $10.57195       603,715
    01/01/2011 to 12/31/2011.........  $10.57195    $10.43743     1,188,318
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01805    $10.06003         1,333
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99813    $10.86534         8,397
    01/01/2011 to 12/31/2011.........  $10.86534    $10.98844         8,619
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99813    $ 8.86337             0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98201    $10.73931       308,008
    01/01/2011 to 12/31/2011.........  $10.73931    $10.14321       416,723
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96051    $12.58784        15,811
    01/01/2011 to 12/31/2011.........  $12.58784    $12.18451        33,429
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96394    $11.44014        27,866
    01/01/2011 to 12/31/2011.........  $11.44014    $10.51470        37,493
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99182    $10.66783       464,845
    01/01/2011 to 12/31/2011.........  $10.66783    $10.63514       831,099
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98547    $10.51346        67,324
    01/01/2011 to 12/31/2011.........  $10.51346    $10.10873       128,416
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97981    $10.28723        40,967
    01/01/2011 to 12/31/2011.........  $10.28723    $10.47091        33,697
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97071    $11.11086        51,634
    01/01/2011 to 12/31/2011.........  $11.11086    $10.67717        69,525
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85938    $11.44967        75,034
    01/01/2011 to 12/31/2011.........  $11.44967    $ 9.52270        96,235

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99813    $ 8.80105       66,399
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99813    $10.37613      107,789
    01/01/2011 to 12/31/2011.........  $10.37613    $10.75413      157,206
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97066    $10.61554      287,896
    01/01/2011 to 12/31/2011.........  $10.61554    $10.20368      353,911


* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH HD GRO II OR GRO PLUS II (2.45%)


                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96726    $10.75031       27,906
    01/01/2011 to 12/31/2011.........  $10.75031    $10.20853       29,427
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97794    $10.85567       65,524
    01/01/2011 to 12/31/2011.........  $10.85567    $10.60206       34,618
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00647    $10.75100        2,179
    01/01/2011 to 12/31/2011.........  $10.75100    $10.86254        2,372
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98821    $10.70881      137,693
    01/01/2011 to 12/31/2011.........  $10.70881    $10.31990       77,117
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99796    $ 9.11678            0
 AST BLACKROCK VALUE PORTFOLIO FORMERLY, AST VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98557    $10.62574       45,770
    01/01/2011 to 12/31/2011.........  $10.62574    $10.31479       18,760
 AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.54302          610
    01/01/2011 to 12/31/2011.........  $10.54302    $11.45859      185,521
 AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010.........  $10.00666    $10.58558            0
    01/01/2011 to 12/31/2011.........  $10.58558    $11.72901      108,926

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.58852            0
    01/01/2011 to 12/31/2011.........  $10.58852    $11.97953            0
 AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010.........  $10.00878    $10.61916            0
    01/01/2011 to 12/31/2011.........  $10.61916    $12.29423            0
 AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010.........  $10.00772    $10.72043            0
    01/01/2011 to 12/31/2011.........  $10.72043    $12.58139      526,171
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99796    $11.94123       99,298
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97713    $10.78911       89,627
    01/01/2011 to 12/31/2011.........  $10.78911    $10.26974       51,051
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97721    $10.92906       34,592
    01/01/2011 to 12/31/2011.........  $10.92906    $10.40712       22,488
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98702    $10.74242       37,955
    01/01/2011 to 12/31/2011.........  $10.74242    $10.28929       21,274
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95935    $11.73793       19,990
    01/01/2011 to 12/31/2011.........  $11.73793    $12.20547        7,312
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97129    $12.10887       37,799
    01/01/2011 to 12/31/2011.........  $12.10887    $10.26372       19,430
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.83721       51,908
    01/01/2011 to 12/31/2011.........  $10.83721    $10.31078       28,564
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97544    $10.97022       61,275
    01/01/2011 to 12/31/2011.........  $10.97022    $10.54089       30,586
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96296    $11.46234       64,853
    01/01/2011 to 12/31/2011.........  $11.46234    $10.48701       32,403
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96963    $11.49847       10,157
    01/01/2011 to 12/31/2011.........  $11.49847    $10.65192        4,156
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01796    $10.73720       12,967
    01/01/2011 to 12/31/2011.........  $10.73720    $10.05997        5,433
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99121    $10.72163        2,797
    01/01/2011 to 12/31/2011.........  $10.72163    $ 9.88213        1,271

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01928    $11.36976       13,470
    01/01/2011 to 12/31/2011.........  $11.36976    $10.76129        5,479
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96459    $11.44456       21,284
    01/01/2011 to 12/31/2011.........  $11.44456    $11.30993        9,171
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98394    $10.71987        1,823
    01/01/2011 to 12/31/2011.........  $10.71987    $10.78949        1,148
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97620    $10.82869       12,853
    01/01/2011 to 12/31/2011.........  $10.82869    $10.50361        7,740
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98771    $10.65857        7,535
    01/01/2011 to 12/31/2011.........  $10.65857    $10.34518        9,319
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92879    $11.21224       39,954
    01/01/2011 to 12/31/2011.........  $11.21224    $ 9.52422       20,537
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92866    $10.75268       12,230
    01/01/2011 to 12/31/2011.........  $10.75268    $ 9.17316        6,364
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.54573        7,643
    01/01/2011 to 12/31/2011.........  $10.54573    $10.31175       11,385
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97081    $10.73371          741
    01/01/2011 to 12/31/2011.........  $10.73371    $10.54054          372
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97113    $10.51922          771
    01/01/2011 to 12/31/2011.........  $10.51922    $ 9.65932          363
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92131    $10.51577        2,849
    01/01/2011 to 12/31/2011.........  $10.51577    $ 9.31972        2,155
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98995    $10.57650        1,279
    01/01/2011 to 12/31/2011.........  $10.57650    $ 9.88604        1,925
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98814    $10.77863            0
    01/01/2011 to 12/31/2011.........  $10.77863    $11.58447            0
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99207    $11.26074       52,790
    01/01/2011 to 12/31/2011.........  $11.26074    $10.88492       25,299

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98709    $10.85175        1,191
    01/01/2011 to 12/31/2011.........  $10.85175    $10.25460          732
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.82739          227
    01/01/2011 to 12/31/2011.........  $10.82739    $10.49984        1,223
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98822    $11.45566       33,449
    01/01/2011 to 12/31/2011.........  $11.45566    $10.78976       16,844
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99797    $ 9.80382        2,765
    01/01/2011 to 12/31/2011.........  $ 9.80382    $ 9.56603          854
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99052    $11.18938        2,412
    01/01/2011 to 12/31/2011.........  $11.18938    $10.64447        1,111
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02787    $10.05654            0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95826    $11.87634        2,940
    01/01/2011 to 12/31/2011.........  $11.87634    $11.78118        1,320
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97239    $11.38176            0
    01/01/2011 to 04/29/2011.........  $11.38176    $12.73250            0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93844    $11.62845       10,883
    01/01/2011 to 12/31/2011.........  $11.62845    $ 9.04437        5,505
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00739    $10.04039        1,526
    01/01/2011 to 12/31/2011.........  $10.04039    $10.01505          735
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00631    $10.31195       58,760
    01/01/2011 to 12/31/2011.........  $10.31195    $10.37954       31,629
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98893    $10.55451      104,809
    01/01/2011 to 12/31/2011.........  $10.55451    $10.39894       74,077
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01788    $10.05643            0
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.84746       12,428
    01/01/2011 to 12/31/2011.........  $10.84746    $10.94802        4,442
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99796    $ 8.85121            0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98185    $10.72160       40,170
    01/01/2011 to 12/31/2011.........  $10.72160    $10.10574       30,529

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96034    $12.56702        5,499
    01/01/2011 to 12/31/2011.........  $12.56702    $12.13960        4,510
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96377    $11.42118       36,089
    01/01/2011 to 12/31/2011.........  $11.42118    $10.47587       19,522
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99166    $10.65016       94,190
    01/01/2011 to 12/31/2011.........  $10.65016    $10.59574       52,722
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98530    $10.49613        4,046
    01/01/2011 to 12/31/2011.........  $10.49613    $10.07151        1,704
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97965    $10.27029       17,985
    01/01/2011 to 12/31/2011.........  $10.27029    $10.43240        8,896
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97054    $11.09254        7,570
    01/01/2011 to 12/31/2011.........  $11.09254    $10.63770        3,274
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85922    $11.43090       14,530
    01/01/2011 to 12/31/2011.........  $11.43090    $ 9.48762       14,535
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99796    $ 8.78899            0
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.35895       88,930
    01/01/2011 to 12/31/2011.........  $10.35895    $10.71447       39,210
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97049    $10.59823       87,109
    01/01/2011 to 12/31/2011.........  $10.59823    $10.16626       42,364


* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

                  ACCUMULATION UNIT VALUES: WITH HAV (1.70%)


                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96788    $10.81679     2,783,155
    01/01/2011 to 12/31/2011.........  $10.81679    $10.35039     4,131,792
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97857    $10.92280     2,069,260
    01/01/2011 to 12/31/2011.........  $10.92280    $10.74947     3,894,177
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00710    $10.81739       113,967
    01/01/2011 to 12/31/2011.........  $10.81739    $11.01353       229,135
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98884    $10.77509     3,042,666
    01/01/2011 to 12/31/2011.........  $10.77509    $10.46346     4,716,751
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99859    $ 9.16386       583,439
 AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98620    $10.69150        26,996
    01/01/2011 to 12/31/2011.........  $10.69150    $10.45834       100,606
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97776    $10.85587     2,096,130
    01/01/2011 to 12/31/2011.........  $10.85587    $10.41265     3,374,910
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97784    $10.99668     1,174,122
    01/01/2011 to 12/31/2011.........  $10.99668    $10.55184     1,947,147
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98765    $10.80894     1,475,848
    01/01/2011 to 12/31/2011.........  $10.80894    $10.43243     2,483,599
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95998    $11.81048       108,557
    01/01/2011 to 12/31/2011.........  $11.81048    $12.37513       193,768
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97192    $12.18384        68,658
    01/01/2011 to 12/31/2011.........  $12.18384    $10.40658       200,611
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99859    $10.90428       622,920
    01/01/2011 to 12/31/2011.........  $10.90428    $10.45421     1,158,758
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97607    $11.03811     1,723,298
    01/01/2011 to 12/31/2011.........  $11.03811    $10.68755     3,053,207
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96359    $11.53321     1,767,149
    01/01/2011 to 12/31/2011.........  $11.53321    $10.63290     3,215,517
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97026    $11.56952        43,077
    01/01/2011 to 12/31/2011.........  $11.56952    $10.80000        89,816

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01859    $10.80359        113,919
    01/01/2011 to 12/31/2011.........  $10.80359    $10.19990        130,234
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99184    $10.78790        146,304
    01/01/2011 to 12/31/2011.........  $10.78790    $10.01951        172,549
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01991    $11.44014        173,273
    01/01/2011 to 12/31/2011.........  $11.44014    $10.91114        217,472
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96522    $11.51535        162,968
    01/01/2011 to 12/31/2011.........  $11.51535    $11.46720        250,592
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98457    $10.78613        118,383
    01/01/2011 to 12/31/2011.........  $10.78613    $10.93950        200,366
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97683    $10.89582        737,456
    01/01/2011 to 12/31/2011.........  $10.89582    $10.64989      1,448,339
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98833    $10.72450      1,284,434
    01/01/2011 to 12/31/2011.........  $10.72450    $10.48895      1,944,938
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92942    $11.28154         71,949
    01/01/2011 to 12/31/2011.........  $11.28154    $ 9.65674        146,939
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92929    $10.81917         69,809
    01/01/2011 to 12/31/2011.........  $10.81917    $ 9.30077        130,835
 AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00682    $10.62325          3,681
    01/01/2011 to 12/31/2011.........  $10.62325    $11.74255     15,848,756
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99859    $10.61090        810,657
    01/01/2011 to 12/31/2011.........  $10.61090    $10.45511      1,639,387
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97144    $10.80010         42,896
    01/01/2011 to 12/31/2011.........  $10.80010    $10.68707        137,379
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97176    $10.58426         46,220
    01/01/2011 to 12/31/2011.........  $10.58426    $ 9.79363         91,734
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92194    $10.58075        195,676
    01/01/2011 to 12/31/2011.........  $10.58075    $ 9.44941        270,284

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99058    $10.64194        39,346
    01/01/2011 to 12/31/2011.........  $10.64194    $10.02358        74,837
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98877    $10.84532        76,300
    01/01/2011 to 12/31/2011.........  $10.84532    $11.74557       429,366
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99269    $11.33042       230,357
    01/01/2011 to 12/31/2011.........  $11.33042    $11.03643       322,925
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98772    $10.91885       109,112
    01/01/2011 to 12/31/2011.........  $10.91885    $10.39724       169,121
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99859    $10.89440        60,806
    01/01/2011 to 12/31/2011.........  $10.89440    $10.64578        94,667
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98885    $11.52646        90,429
    01/01/2011 to 12/31/2011.........  $11.52646    $10.93968       104,000
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99860    $ 9.86455       273,624
    01/01/2011 to 12/31/2011.........  $ 9.86455    $ 9.69934       623,247
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99114    $11.25860       109,466
    01/01/2011 to 12/31/2011.........  $11.25860    $10.79250       175,157
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02850    $10.06988         9,561
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95889    $11.94964       170,123
    01/01/2011 to 12/31/2011.........  $11.94964    $11.94490       273,121
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97302    $11.45213        78,400
    01/01/2011 to 04/29/2011.........  $11.45213    $12.84323             0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93907    $11.70034       288,382
    01/01/2011 to 12/31/2011.........  $11.70034    $ 9.17013       402,766
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00802    $10.10254       328,141
    01/01/2011 to 12/31/2011.........  $10.10254    $10.15429       419,219
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00694    $10.37575     1,898,043
    01/01/2011 to 12/31/2011.........  $10.37575    $10.52377     2,792,279
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98956    $10.61981     3,242,388
    01/01/2011 to 12/31/2011.........  $10.61981    $10.54353     4,685,807

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01851    $10.06978        11,360
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99859    $10.91439         8,682
    01/01/2011 to 12/31/2011.........  $10.91439    $11.10006        48,028
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99859    $ 8.89689             0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98247    $10.78795     1,634,717
    01/01/2011 to 12/31/2011.........  $10.78795    $10.24638     3,042,140
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96097    $12.64476        51,212
    01/01/2011 to 12/31/2011.........  $12.64476    $12.30830       117,969
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96440    $11.49200        44,213
    01/01/2011 to 12/31/2011.........  $11.49200    $10.62167        63,209
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99229    $10.71605     2,863,672
    01/01/2011 to 12/31/2011.........  $10.71605    $10.74314     5,207,868
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98593    $10.56101       108,763
    01/01/2011 to 12/31/2011.........  $10.56101    $10.21155       129,064
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98028    $10.33385       143,314
    01/01/2011 to 12/31/2011.........  $10.33385    $10.57749       215,632
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97117    $11.16117       215,479
    01/01/2011 to 12/31/2011.........  $11.16117    $10.78581       352,937
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85984    $11.50158       240,457
    01/01/2011 to 12/31/2011.........  $11.50158    $ 9.61963       356,895
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99859    $ 8.83435       317,149
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99859    $10.42309       325,487
    01/01/2011 to 12/31/2011.........  $10.42309    $10.86347       572,681
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97112    $10.66370     2,123,199
    01/01/2011 to 12/31/2011.........  $10.66370    $10.30757     3,032,527


* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH HD GRO II OR GRO PLUS II (1.90%)


                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96772    $10.79905      154,943
    01/01/2011 to 12/31/2011.........  $10.79905    $10.31246      132,153
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97840    $10.90484      298,834
    01/01/2011 to 12/31/2011.........  $10.90484    $10.71003      216,324
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00693    $10.79979        4,541
    01/01/2011 to 12/31/2011.........  $10.79979    $10.97329        4,342
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98868    $10.75742      495,866
    01/01/2011 to 12/31/2011.........  $10.75742    $10.42508      429,911
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99842    $ 9.15128            0
 AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98603    $10.67390        9,539
    01/01/2011 to 12/31/2011.........  $10.67390    $10.41987        2,561
 AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010.........  $ 9.99842    $10.59081        9,925
    01/01/2011 to 12/31/2011.........  $10.59081    $11.57526      787,005
 AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010.........  $10.00713    $10.63369            0
    01/01/2011 to 12/31/2011.........  $10.63369    $11.84852      711,400
 AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010.........  $ 9.99842    $10.63662            0
    01/01/2011 to 12/31/2011.........  $10.63662    $12.10168            0
 AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010.........  $10.00925    $10.66744            0
    01/01/2011 to 12/31/2011.........  $10.66744    $12.41953          470
 AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010.........  $10.00818    $10.76903            0
    01/01/2011 to 12/31/2011.........  $10.76903    $12.70955      861,992

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99842    $12.00835      353,944
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97759    $10.83811      288,561
    01/01/2011 to 12/31/2011.........  $10.83811    $10.37448      161,314
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97768    $10.97865       90,109
    01/01/2011 to 12/31/2011.........  $10.97865    $10.51321       72,183
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98748    $10.79117      253,274
    01/01/2011 to 12/31/2011.........  $10.79117    $10.39420      169,711
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95981    $11.79118        8,354
    01/01/2011 to 12/31/2011.........  $11.79118    $12.32991        9,082
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97176    $12.16375        2,818
    01/01/2011 to 12/31/2011.........  $12.16375    $10.36831        2,704
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99842    $10.88634       84,105
    01/01/2011 to 12/31/2011.........  $10.88634    $10.41579       63,624
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97590    $11.02002      203,708
    01/01/2011 to 12/31/2011.........  $11.02002    $10.64837      156,932
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96342    $11.51434      138,008
    01/01/2011 to 12/31/2011.........  $11.51434    $10.59391       87,805
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97009    $11.55054        6,075
    01/01/2011 to 12/31/2011.........  $11.55054    $10.76044        2,731
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01842    $10.78581       12,389
    01/01/2011 to 12/31/2011.........  $10.78581    $10.16248        5,211
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99167    $10.77026        8,117
    01/01/2011 to 12/31/2011.........  $10.77026    $ 9.98271        3,561
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01975    $11.42143       14,643
    01/01/2011 to 12/31/2011.........  $11.42143    $10.87115       10,984
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96505    $11.49647       12,376
    01/01/2011 to 12/31/2011.........  $11.49647    $11.42521        9,830

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98440    $10.76839       14,033
    01/01/2011 to 12/31/2011.........  $10.76839    $10.89931       11,010
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97666    $10.87788       50,507
    01/01/2011 to 12/31/2011.........  $10.87788    $10.61070       47,740
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98817    $10.70690      133,407
    01/01/2011 to 12/31/2011.........  $10.70690    $10.45048       88,967
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92925    $11.26302       11,414
    01/01/2011 to 12/31/2011.........  $11.26302    $ 9.62127        7,245
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92912    $10.80157        5,018
    01/01/2011 to 12/31/2011.........  $10.80157    $ 9.26679        3,829
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99842    $10.59346      112,641
    01/01/2011 to 12/31/2011.........  $10.59346    $10.41679       83,867
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97127    $10.78242       17,547
    01/01/2011 to 12/31/2011.........  $10.78242    $10.64798       11,764
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97159    $10.56699        1,476
    01/01/2011 to 12/31/2011.........  $10.56699    $ 9.75777          704
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92178    $10.56344        4,504
    01/01/2011 to 12/31/2011.........  $10.56344    $ 9.41473        1,853
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99041    $10.62452            0
    01/01/2011 to 12/31/2011.........  $10.62452    $ 9.98690            0
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98860    $10.82752          893
    01/01/2011 to 12/31/2011.........  $10.82752    $11.70248        1,403
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99253    $11.31191        6,498
    01/01/2011 to 12/31/2011.........  $11.31191    $10.99595        2,780
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98755    $10.90100        7,833
    01/01/2011 to 12/31/2011.........  $10.90100    $10.35922        5,493
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99842    $10.87655        6,060
    01/01/2011 to 12/31/2011.........  $10.87655    $10.60683        2,566
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98869    $11.50772        2,859
    01/01/2011 to 12/31/2011.........  $11.50772    $10.89980          978

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99843    $ 9.84822          634
    01/01/2011 to 12/31/2011.........  $ 9.84822    $ 9.66356          390
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99098    $11.24020        2,569
    01/01/2011 to 12/31/2011.........  $11.24020    $10.75300        1,902
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02833    $10.06632            0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95872    $11.93011        3,805
    01/01/2011 to 12/31/2011.........  $11.93011    $11.90113        1,963
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97285    $11.43344        1,379
    01/01/2011 to 04/29/2011.........  $11.43344    $12.81381            0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93890    $11.68109       24,943
    01/01/2011 to 12/31/2011.........  $11.68109    $ 9.13642       17,385
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00785    $10.08594       15,226
    01/01/2011 to 12/31/2011.........  $10.08594    $10.11721       11,174
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00677    $10.35874      160,936
    01/01/2011 to 12/31/2011.........  $10.35874    $10.48519       94,123
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98939    $10.60245      393,476
    01/01/2011 to 12/31/2011.........  $10.60245    $10.50489      272,532
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01834    $10.06623            0
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99842    $10.89657        2,332
    01/01/2011 to 12/31/2011.........  $10.89657    $11.05948        1,101
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99842    $ 8.88478            0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98231    $10.77026       98,208
    01/01/2011 to 12/31/2011.........  $10.77026    $10.20877      154,236
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96081    $12.62411        2,369
    01/01/2011 to 12/31/2011.........  $12.62411    $12.26334          985
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96424    $11.47308        2,916
    01/01/2011 to 12/31/2011.........  $11.47308    $10.58275        1,021

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99212    $10.69858      424,416
    01/01/2011 to 12/31/2011.........  $10.69858    $10.70386      354,864
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98577    $10.54371       15,541
    01/01/2011 to 12/31/2011.........  $10.54371    $10.17416       10,893
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98011    $10.31689       24,262
    01/01/2011 to 12/31/2011.........  $10.31689    $10.53864       16,566
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97100    $11.14285       35,721
    01/01/2011 to 12/31/2011.........  $11.14285    $10.74611       28,961
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85968    $11.48283       16,796
    01/01/2011 to 12/31/2011.........  $11.48283    $ 9.58441       13,137
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99842    $ 8.82229            0
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99842    $10.40601       37,972
    01/01/2011 to 12/31/2011.........  $10.40601    $10.82363       22,075
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97095    $10.64626      288,389
    01/01/2011 to 12/31/2011.........  $10.64626    $10.26981      212,446


* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

                  ACCUMULATION UNIT VALUES: WITH HAV (2.10%)


                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96755    $10.78127       616,622
    01/01/2011 to 12/31/2011.........  $10.78127    $10.27449     1,188,522
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97824    $10.88690       470,553
    01/01/2011 to 12/31/2011.........  $10.88690    $10.67064       735,064
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00677    $10.78205        23,240
    01/01/2011 to 12/31/2011.........  $10.78205    $10.93295        36,914
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98851    $10.73966       572,938
    01/01/2011 to 12/31/2011.........  $10.73966    $10.38658       960,066
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99826    $ 9.13879        82,761
 AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98586    $10.65635         7,248
    01/01/2011 to 12/31/2011.........  $10.65635    $10.38154        30,066
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97742    $10.82029       534,767
    01/01/2011 to 12/31/2011.........  $10.82029    $10.33635       590,706
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97751    $10.96058       500,697
    01/01/2011 to 12/31/2011.........  $10.96058    $10.47443       653,736
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98731    $10.77337       409,386
    01/01/2011 to 12/31/2011.........  $10.77337    $10.35589       684,746
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95965    $11.77181        25,309
    01/01/2011 to 12/31/2011.........  $11.77181    $12.28453        27,831
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97159    $12.14387        23,445
    01/01/2011 to 12/31/2011.........  $12.14387    $10.33026        36,225
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $10.86854       186,146
    01/01/2011 to 12/31/2011.........  $10.86854    $10.37751       412,292
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97573    $11.00198       514,803
    01/01/2011 to 12/31/2011.........  $11.00198    $10.60927       978,290

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96325    $11.49547      376,361
    01/01/2011 to 12/31/2011.........  $11.49547    $10.55499      757,177
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96993    $11.53165       19,913
    01/01/2011 to 12/31/2011.........  $11.53165    $10.72094       18,697
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01826    $10.76811       11,213
    01/01/2011 to 12/31/2011.........  $10.76811    $10.12518       12,107
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99150    $10.75256       21,331
    01/01/2011 to 12/31/2011.........  $10.75256    $ 9.94608       50,887
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01958    $11.40273       17,909
    01/01/2011 to 12/31/2011.........  $11.40273    $10.83119       31,037
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96489    $11.47751       44,646
    01/01/2011 to 12/31/2011.........  $11.47751    $11.38312       47,480
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98423    $10.75077       47,933
    01/01/2011 to 12/31/2011.........  $10.75077    $10.85949       66,789
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97649    $10.86001      180,020
    01/01/2011 to 12/31/2011.........  $10.86001    $10.57177      326,722
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98800    $10.68940      274,293
    01/01/2011 to 12/31/2011.........  $10.68940    $10.41222      413,703
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92909    $11.24449       20,260
    01/01/2011 to 12/31/2011.........  $11.24449    $ 9.58589       24,041
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92896    $10.78368       15,359
    01/01/2011 to 12/31/2011.........  $10.78368    $ 9.23249       30,645

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00649    $10.58844           395
    01/01/2011 to 12/31/2011.........  $10.58844    $11.65657     4,284,339
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $10.57605       175,060
    01/01/2011 to 12/31/2011.........  $10.57605    $10.37847       273,353
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97111    $10.76470        11,375
    01/01/2011 to 12/31/2011.........  $10.76470    $10.60883        43,364
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97142    $10.54959        18,414
    01/01/2011 to 12/31/2011.........  $10.54959    $ 9.72183        30,744
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92161    $10.54608        69,067
    01/01/2011 to 12/31/2011.........  $10.54608    $ 9.38012        81,760
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99024    $10.60710         9,369
    01/01/2011 to 12/31/2011.........  $10.60710    $ 9.95015         8,712
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98843    $10.80977        21,880
    01/01/2011 to 12/31/2011.........  $10.80977    $11.65957        74,063
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99236    $11.29330        61,542
    01/01/2011 to 12/31/2011.........  $11.29330    $10.95551        80,684
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98739    $10.88308        35,110
    01/01/2011 to 12/31/2011.........  $10.88308    $10.32113        51,259
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $10.85871        15,539
    01/01/2011 to 12/31/2011.........  $10.85871    $10.56782        28,979
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98852    $11.48881        21,125
    01/01/2011 to 12/31/2011.........  $11.48881    $10.85968        16,563

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $ 9.83210        68,016
    01/01/2011 to 12/31/2011.........  $ 9.83210    $ 9.62805       130,445
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99081    $11.22185        23,350
    01/01/2011 to 12/31/2011.........  $11.22185    $10.71360        49,052
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02817    $10.06278         8,399
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95855    $11.91048        48,483
    01/01/2011 to 12/31/2011.........  $11.91048    $11.85733        46,767
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97268    $11.41452         6,289
    01/01/2011 to 04/29/2011.........  $11.41452    $12.78404             0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93873    $11.66195        84,926
    01/01/2011 to 12/31/2011.........  $11.66195    $ 9.10284        90,497
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00768    $10.06943        52,634
    01/01/2011 to 12/31/2011.........  $10.06943    $10.07987        87,127
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00660    $10.34172       542,883
    01/01/2011 to 12/31/2011.........  $10.34172    $10.44670       725,486
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98922    $10.58499       861,017
    01/01/2011 to 12/31/2011.........  $10.58499    $10.46635     1,285,489
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01818    $10.06267             0
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $10.87869         5,467
    01/01/2011 to 12/31/2011.........  $10.87869    $11.01886        11,596
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99826    $ 8.87255             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98214    $10.75257       579,333
    01/01/2011 to 12/31/2011.........  $10.75257    $10.17124       731,970
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96064    $12.60328        13,391
    01/01/2011 to 12/31/2011.........  $12.60328    $12.21817        27,114
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96407    $11.45416         7,722
    01/01/2011 to 12/31/2011.........  $11.45416    $10.54377        12,218
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99195    $10.68099       707,216
    01/01/2011 to 12/31/2011.........  $10.68099    $10.66444     1,337,590
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98560    $10.52650        56,818
    01/01/2011 to 12/31/2011.........  $10.52650    $10.13681        51,784
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97994    $10.29998        29,703
    01/01/2011 to 12/31/2011.........  $10.29998    $10.49994        64,033
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97083    $11.12457        55,153
    01/01/2011 to 12/31/2011.........  $11.12457    $10.70663        65,814
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85951    $11.46379        53,809
    01/01/2011 to 12/31/2011.........  $11.46379    $ 9.54897        87,132
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99826    $ 8.81016        83,306
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $10.38898       105,724
    01/01/2011 to 12/31/2011.........  $10.38898    $10.78389       181,083
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97078    $10.62883       617,891
    01/01/2011 to 12/31/2011.........  $10.62883    $10.23205       889,696


* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH HD GRO II OR GRO PLUS II (2.30%)


                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96738    $10.76360      119,777
    01/01/2011 to 12/31/2011.........  $10.76360    $10.23677       63,270
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97807    $10.86903      135,746
    01/01/2011 to 12/31/2011.........  $10.86903    $10.63140       97,104
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00660    $10.76424        1,802
    01/01/2011 to 12/31/2011.........  $10.76424    $10.89267        1,502
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98834    $10.72203      264,599
    01/01/2011 to 12/31/2011.........  $10.72203    $10.34844      228,689
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99809    $ 9.12620            0
 AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98570    $10.63879        6,319
    01/01/2011 to 12/31/2011.........  $10.63879    $10.34328        2,009
 AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.55604        4,400
    01/01/2011 to 12/31/2011.........  $10.55604    $11.49032      558,066

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010.........  $10.00679    $10.59877            0
    01/01/2011 to 12/31/2011.........  $10.59877    $11.76169      615,430
 AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.60163            0
    01/01/2011 to 12/31/2011.........  $10.60163    $12.01278            0
 AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010.........  $10.00891    $10.63229            0
    01/01/2011 to 12/31/2011.........  $10.63229    $12.32822          201
 AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010.........  $10.00784    $10.73369            0
    01/01/2011 to 12/31/2011.........  $10.73369    $12.61630      453,232
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99809    $11.95962       94,051
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97725    $10.80239      305,283
    01/01/2011 to 12/31/2011.........  $10.80239    $10.29819      176,110
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97734    $10.94264       58,803
    01/01/2011 to 12/31/2011.........  $10.94264    $10.43605       39,597
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98715    $10.75566       87,015
    01/01/2011 to 12/31/2011.........  $10.75566    $10.31779       60,253
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95948    $11.75243        3,756
    01/01/2011 to 12/31/2011.........  $11.75243    $12.23924        3,216
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97142    $12.12383       10,502
    01/01/2011 to 12/31/2011.........  $12.12383    $10.29217        4,152
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.85057       41,534
    01/01/2011 to 12/31/2011.........  $10.85057    $10.33928       30,417

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97557    $10.98381      112,953
    01/01/2011 to 12/31/2011.........  $10.98381    $10.57010       94,586
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96308    $11.47648       70,900
    01/01/2011 to 12/31/2011.........  $11.47648    $10.51610       58,001
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96976    $11.51275        2,506
    01/01/2011 to 12/31/2011.........  $11.51275    $10.68145        1,555
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01809    $10.75038        1,700
    01/01/2011 to 12/31/2011.........  $10.75038    $10.08777        2,218
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99134    $10.73491       19,275
    01/01/2011 to 12/31/2011.........  $10.73491    $ 9.90949        7,044
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01941    $11.38383        9,315
    01/01/2011 to 12/31/2011.........  $11.38383    $10.79120        4,713
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96472    $11.45866        7,737
    01/01/2011 to 12/31/2011.........  $11.45866    $11.34127        3,541
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98406    $10.73309        6,489
    01/01/2011 to 12/31/2011.........  $10.73309    $10.81948        5,584
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97632    $10.84209       16,667
    01/01/2011 to 12/31/2011.........  $10.84209    $10.53278       11,827
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98783    $10.67177       54,102
    01/01/2011 to 12/31/2011.........  $10.67177    $10.37382       28,997
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92892    $11.22607        7,047
    01/01/2011 to 12/31/2011.........  $11.22607    $ 9.55062        3,231

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92879    $10.76596        1,863
    01/01/2011 to 12/31/2011.........  $10.76596    $ 9.19856        5,339
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.55869       81,043
    01/01/2011 to 12/31/2011.........  $10.55869    $10.34036       58,277
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97094    $10.74695          200
    01/01/2011 to 12/31/2011.........  $10.74695    $10.56966        2,545
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97125    $10.53223        7,561
    01/01/2011 to 12/31/2011.........  $10.53223    $ 9.68613        4,803
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92144    $10.52888        1,727
    01/01/2011 to 12/31/2011.........  $10.52888    $ 9.34567          795
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99007    $10.58960          213
    01/01/2011 to 12/31/2011.........  $10.58960    $ 9.91346           98
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98826    $10.79204        2,161
    01/01/2011 to 12/31/2011.........  $10.79204    $11.61675          918
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99219    $11.27468       16,118
    01/01/2011 to 12/31/2011.........  $11.27468    $10.91510        5,251
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98722    $10.86514        5,725
    01/01/2011 to 12/31/2011.........  $10.86514    $10.28312        2,065
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.84075        1,029
    01/01/2011 to 12/31/2011.........  $10.84075    $10.52884          406
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98835    $11.46980        4,759
    01/01/2011 to 12/31/2011.........  $11.46980    $10.81966        3,066

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $ 9.81590            0
    01/01/2011 to 12/31/2011.........  $ 9.81590    $ 9.59256        2,518
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99064    $11.20328        6,181
    01/01/2011 to 12/31/2011.........  $11.20328    $10.67411        2,275
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02800    $10.05926            0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95838    $11.89091          383
    01/01/2011 to 12/31/2011.........  $11.89091    $11.81371          202
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97251    $11.39598        2,247
    01/01/2011 to 04/29/2011.........  $11.39598    $12.75479            0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93856    $11.64283       16,639
    01/01/2011 to 12/31/2011.........  $11.64283    $ 9.06934        8,350
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00751    $10.05274          998
    01/01/2011 to 12/31/2011.........  $10.05274    $10.04285        1,989
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00643    $10.32475      156,041
    01/01/2011 to 12/31/2011.........  $10.32475    $10.40836      103,225
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98905    $10.56757      139,048
    01/01/2011 to 12/31/2011.........  $10.56757    $10.42777      129,216
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01801    $10.05915            0
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.86080        1,459
    01/01/2011 to 12/31/2011.........  $10.86080    $10.97830          513
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99809    $ 8.86034            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98197    $10.73491       87,020
    01/01/2011 to 12/31/2011.........  $10.73491    $10.13379       51,589
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96047    $12.58259        2,465
    01/01/2011 to 12/31/2011.........  $12.58259    $12.17325        1,253
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96390    $11.43543        8,353
    01/01/2011 to 12/31/2011.........  $11.43543    $10.50502        3,409
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99178    $10.66346      208,319
    01/01/2011 to 12/31/2011.........  $10.66346    $10.62519      165,177
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98543    $10.50910          387
    01/01/2011 to 12/31/2011.........  $10.50910    $10.09939        2,468
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97977    $10.28297        9,851
    01/01/2011 to 12/31/2011.........  $10.28297    $10.46127        3,825
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97067    $11.10634        5,389
    01/01/2011 to 12/31/2011.........  $11.10634    $10.66740        4,065
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85934    $11.44494       14,797
    01/01/2011 to 12/31/2011.........  $11.44494    $ 9.51383        5,957
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99809    $ 8.79804            0
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.37188       42,644
    01/01/2011 to 12/31/2011.........  $10.37188    $10.74432       31,852
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97062    $10.61120      325,521
    01/01/2011 to 12/31/2011.........  $10.61120    $10.19426      212,708


*Denotesthe start date of these sub-accounts

                          PREMIER RETIREMENT C SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

                  ACCUMULATION UNIT VALUES: WITH HAV (2.15%)


                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96751    $10.77691       12,165
    01/01/2011 to 12/31/2011.........  $10.77691    $10.26518       33,960
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97819    $10.88255       15,615
    01/01/2011 to 12/31/2011.........  $10.88255    $10.66087       23,701
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00672    $10.77766            0
    01/01/2011 to 12/31/2011.........  $10.77766    $10.92296        1,310
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98847    $10.73529       22,804
    01/01/2011 to 12/31/2011.........  $10.73529    $10.37714       65,338
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99821    $ 9.13559        8,230
 AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98582    $10.65197            0
    01/01/2011 to 12/31/2011.........  $10.65197    $10.37192        1,780
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97738    $10.81582        2,858
    01/01/2011 to 12/31/2011.........  $10.81582    $10.32683        9,464

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97747    $10.95621       17,006
    01/01/2011 to 12/31/2011.........  $10.95621    $10.46489       13,401
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98727    $10.76898       12,612
    01/01/2011 to 12/31/2011.........  $10.76898    $10.34642       15,869
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95960    $11.76700            0
    01/01/2011 to 12/31/2011.........  $11.76700    $12.27331        1,698
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97155    $12.13891            0
    01/01/2011 to 12/31/2011.........  $12.13891    $10.32083          317
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99821    $10.86404       12,709
    01/01/2011 to 12/31/2011.........  $10.86404    $10.36809       10,915
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97569    $10.99750       22,623
    01/01/2011 to 12/31/2011.........  $10.99750    $10.59953       71,546
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96321    $11.49069       14,765
    01/01/2011 to 12/31/2011.........  $11.49069    $10.54529       13,742
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96989    $11.52688            0
    01/01/2011 to 12/31/2011.........  $11.52688    $10.71105           24
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01821    $10.76370            0
    01/01/2011 to 12/31/2011.........  $10.76370    $10.11579           25
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99146    $10.74807            0
    01/01/2011 to 12/31/2011.........  $10.74807    $ 9.93692          490
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01954    $11.39805        1,286
    01/01/2011 to 12/31/2011.........  $11.39805    $10.82130        1,298

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96484    $11.47291        1,096
    01/01/2011 to 12/31/2011.........  $11.47291    $11.37278        1,639
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98419    $10.74637            0
    01/01/2011 to 12/31/2011.........  $10.74637    $10.84929        4,451
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97645    $10.85561        2,136
    01/01/2011 to 12/31/2011.........  $10.85561    $10.56202        1,549
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98796    $10.68489          307
    01/01/2011 to 12/31/2011.........  $10.68489    $10.40258        3,361
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92904    $11.23996        1,135
    01/01/2011 to 12/31/2011.........  $11.23996    $ 9.57716          860
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92891    $10.77933            0
    01/01/2011 to 12/31/2011.........  $10.77933    $ 9.22411          720
 AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00644    $10.58415            0
    01/01/2011 to 12/31/2011.........  $10.58415    $11.64591       99,914
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99821    $10.57174        3,188
    01/01/2011 to 12/31/2011.........  $10.57174    $10.36895        8,634
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97106    $10.76026            0
    01/01/2011 to 12/31/2011.........  $10.76026    $10.59897          341
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97138    $10.54520            0
    01/01/2011 to 12/31/2011.........  $10.54520    $ 9.71297           27
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92157    $10.54174        2,500
    01/01/2011 to 12/31/2011.........  $10.54174    $ 9.37150        1,084
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99020    $10.60265        1,193
    01/01/2011 to 12/31/2011.........  $10.60265    $ 9.94093           13

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98839    $10.80526       14,466
    01/01/2011 to 12/31/2011.........  $10.80526    $11.64879       15,058
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99232    $11.28865            0
    01/01/2011 to 12/31/2011.........  $11.28865    $10.94541          439
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98734    $10.87856            0
    01/01/2011 to 12/31/2011.........  $10.87856    $10.31155           25
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99821    $10.85427            0
    01/01/2011 to 12/31/2011.........  $10.85427    $10.55815           24
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98848    $11.48400            0
    01/01/2011 to 12/31/2011.........  $11.48400    $10.84971          850
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99822    $ 9.82805        1,287
    01/01/2011 to 12/31/2011.........  $ 9.82805    $ 9.61919        1,332
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99077    $11.21717        1,144
    01/01/2011 to 12/31/2011.........  $11.21717    $10.70359        1,141
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02812    $10.06193            0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95851    $11.90567            0
    01/01/2011 to 12/31/2011.........  $11.90567    $11.84656        1,193
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97264    $11.40989            0
    01/01/2011 to 04/29/2011.........  $11.40989    $12.77672            0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93869    $11.65729            0
    01/01/2011 to 12/31/2011.........  $11.65729    $ 9.09457          540

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00764    $10.06524       17,406
    01/01/2011 to 12/31/2011.........  $10.06524    $10.07064       18,241
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00656    $10.33749       21,106
    01/01/2011 to 12/31/2011.........  $10.33749    $10.43711       32,939
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98918    $10.58066      103,605
    01/01/2011 to 12/31/2011.........  $10.58066    $10.45671      144,285
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01813    $10.06185        3,193
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99821    $10.87426            0
    01/01/2011 to 12/31/2011.........  $10.87426    $11.00879           20
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99821    $ 8.86947            0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98210    $10.74814        6,603
    01/01/2011 to 12/31/2011.........  $10.74814    $10.16193       11,212
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96060    $12.59822            0
    01/01/2011 to 12/31/2011.........  $12.59822    $12.20705          190
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96403    $11.44962            0
    01/01/2011 to 12/31/2011.........  $11.44962    $10.53432        1,198
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99191    $10.67665       30,118
    01/01/2011 to 12/31/2011.........  $10.67665    $10.65472       60,505
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98556    $10.52203            0
    01/01/2011 to 12/31/2011.........  $10.52203    $10.12732        1,312
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97990    $10.29578        1,245
    01/01/2011 to 12/31/2011.........  $10.29578    $10.49029        2,525

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97079    $11.12002        2,438
    01/01/2011 to 12/31/2011.........  $11.12002    $10.69680        5,130
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85947    $11.45926            0
    01/01/2011 to 12/31/2011.........  $11.45926    $ 9.54035          853
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99821    $ 8.80715        6,473
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99821    $10.38458        1,466
    01/01/2011 to 12/31/2011.........  $10.38458    $10.77399        1,815
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97074    $10.62446       13,699
    01/01/2011 to 12/31/2011.........  $10.62446    $10.22267       14,348


*Denotesthe start date of these sub-accounts

                          PREMIER RETIREMENT C SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH HD GRO II OR GRO PLUS II (2.35%)


                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96734    $10.75915       28,262
    01/01/2011 to 12/31/2011.........  $10.75915    $10.22743       13,293
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97803    $10.86460            0
    01/01/2011 to 12/31/2011.........  $10.86460    $10.62155       44,624
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00656    $10.75988            0
    01/01/2011 to 12/31/2011.........  $10.75988    $10.88276            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98830    $10.71761        5,793
    01/01/2011 to 12/31/2011.........  $10.71761    $10.33893        8,239
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99805    $ 9.12313            0
 AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98565    $10.63446          799
    01/01/2011 to 12/31/2011.........  $10.63446    $10.33380          345
 AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010.........  $ 9.99805    $10.55169        1,849
    01/01/2011 to 12/31/2011.........  $10.55169    $11.47979       35,376
 AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010.........  $10.00675    $10.59439            0
    01/01/2011 to 12/31/2011.........  $10.59439    $11.75078        3,287
 AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010.........  $ 9.99805    $10.59732            0
    01/01/2011 to 12/31/2011.........  $10.59732    $12.00179            0
 AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010.........  $10.00887    $10.62787            0
    01/01/2011 to 12/31/2011.........  $10.62787    $12.31691            0
 AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010.........  $10.00780    $10.72931            0
    01/01/2011 to 12/31/2011.........  $10.72931    $12.60470       20,038
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99805    $11.95342       77,644
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97721    $10.79804        6,523
    01/01/2011 to 12/31/2011.........  $10.79804    $10.28877        3,182

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97730    $10.93809            0
    01/01/2011 to 12/31/2011.........  $10.93809    $10.42625          367
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98710    $10.75126            0
    01/01/2011 to 12/31/2011.........  $10.75126    $10.30837       24,258
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95944    $11.74760        4,332
    01/01/2011 to 12/31/2011.........  $11.74760    $12.22807            0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97138    $12.11885            0
    01/01/2011 to 12/31/2011.........  $12.11885    $10.28273            0
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99805    $10.84623            0
    01/01/2011 to 12/31/2011.........  $10.84623    $10.32992            0
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97552    $10.97934            0
    01/01/2011 to 12/31/2011.........  $10.97934    $10.56045       25,101
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96304    $11.47182        4,012
    01/01/2011 to 12/31/2011.........  $11.47182    $10.50641        5,153
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96972    $11.50809          697
    01/01/2011 to 12/31/2011.........  $11.50809    $10.67179          323
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01805    $10.74596            0
    01/01/2011 to 12/31/2011.........  $10.74596    $10.07859            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99129    $10.73041            0
    01/01/2011 to 12/31/2011.........  $10.73041    $ 9.90037            0
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01937    $11.37927            0
    01/01/2011 to 12/31/2011.........  $11.37927    $10.78139            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96468    $11.45406       2,173
    01/01/2011 to 12/31/2011.........  $11.45406    $11.33091           0
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98402    $10.72872       3,834
    01/01/2011 to 12/31/2011.........  $10.72872    $10.80943       2,070
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97628    $10.83775           0
    01/01/2011 to 12/31/2011.........  $10.83775    $10.52321       4,297
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98779    $10.66728           0
    01/01/2011 to 12/31/2011.........  $10.66728    $10.36422           0
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92888    $11.22148           0
    01/01/2011 to 12/31/2011.........  $11.22148    $ 9.54183           0
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92875    $10.76157           0
    01/01/2011 to 12/31/2011.........  $10.76157    $ 9.19006           0
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99805    $10.55438       3,064
    01/01/2011 to 12/31/2011.........  $10.55438    $10.33075       1,469
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97090    $10.74258           0
    01/01/2011 to 12/31/2011.........  $10.74258    $10.56007           0
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97121    $10.52793           0
    01/01/2011 to 12/31/2011.........  $10.52793    $ 9.67715           0
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92140    $10.52447           0
    01/01/2011 to 12/31/2011.........  $10.52447    $ 9.33702           0
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99003    $10.58525         801
    01/01/2011 to 12/31/2011.........  $10.58525    $ 9.90441         358

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98822    $10.78752            0
    01/01/2011 to 12/31/2011.........  $10.78752    $11.60598        3,934
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99215    $11.27007          755
    01/01/2011 to 12/31/2011.........  $11.27007    $10.90506          319
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98718    $10.86071          764
    01/01/2011 to 12/31/2011.........  $10.86071    $10.27356          335
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99805    $10.83645            0
    01/01/2011 to 12/31/2011.........  $10.83645    $10.51928            0
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98831    $11.46513            0
    01/01/2011 to 12/31/2011.........  $11.46513    $10.80972            0
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99805    $ 9.81187       12,181
    01/01/2011 to 12/31/2011.........  $ 9.81187    $ 9.58392            0
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99060    $11.19874            0
    01/01/2011 to 12/31/2011.........  $11.19874    $10.66429            0
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02796    $10.05835            0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95834    $11.88608            0
    01/01/2011 to 12/31/2011.........  $11.88608    $11.80292            0
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97247    $11.39120            0
    01/01/2011 to 04/29/2011.........  $11.39120    $12.74737            0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93852    $11.63809            0
    01/01/2011 to 12/31/2011.........  $11.63809    $ 9.06103            0
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00747    $10.04881        2,440
    01/01/2011 to 12/31/2011.........  $10.04881    $10.03369        6,041

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00639    $10.32046       39,459
    01/01/2011 to 12/31/2011.........  $10.32046    $10.39873       18,326
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98901    $10.56322        4,567
    01/01/2011 to 12/31/2011.........  $10.56322    $10.41816       24,434
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01797    $10.05822            0
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99805    $10.85629            0
    01/01/2011 to 12/31/2011.........  $10.85629    $10.96805            0
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99805    $ 8.85728            0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98193    $10.73043        1,333
    01/01/2011 to 12/31/2011.........  $10.73043    $10.12445          575
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96043    $12.57745        5,668
    01/01/2011 to 12/31/2011.........  $12.57745    $12.16210            0
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96386    $11.43076            0
    01/01/2011 to 12/31/2011.........  $11.43076    $10.49532            0
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99174    $10.65907            0
    01/01/2011 to 12/31/2011.........  $10.65907    $10.61552       64,497
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98539    $10.50481            0
    01/01/2011 to 12/31/2011.........  $10.50481    $10.09018            0
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97973    $10.27887        2,359
    01/01/2011 to 12/31/2011.........  $10.27887    $10.45171            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97062    $11.10177       2,166
    01/01/2011 to 12/31/2011.........  $11.10177    $10.65756         871
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85930    $11.44026       2,212
    01/01/2011 to 12/31/2011.........  $11.44026    $ 9.50511           0
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99805    $ 8.79506           0
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99805    $10.36763       5,384
    01/01/2011 to 12/31/2011.........  $10.36763    $10.73432         333
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97057    $10.60699       4,093
    01/01/2011 to 12/31/2011.........  $10.60699    $10.18506       1,710


* Denotes the start date of these sub-accounts

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

                                          SUBACCOUNTS
                    ------------------------------------------------------------

                     PRUDENTIAL  PRUDENTIAL                         PRUDENTIAL
                        MONEY   DIVERSIFIED PRUDENTIAL  PRUDENTIAL     HIGH
                       MARKET       BOND     EQUITY       VALUE       YIELD
                      PORTFOLIO  PORTFOLIO  PORTFOLIO    PORTFOLIO   PORTFOLIO
                     ---------- ----------- ----------  ----------- -----------
ASSETS
  Investment in the
  portfolios, at
  fair value....... $18,882,658 $26,478,792 $20,353,150 $28,787,014 $21,605,149
                    ----------- ----------- ----------- ----------- -----------
  Net Assets....... $18,882,658 $26,478,792 $20,353,150 $28,787,014 $21,605,149
                    =========== =========== =========== =========== ===========

NET ASSETS,
  representing:
  Accumulation
  units............ $18,882,658 $26,478,792 $20,353,150 $28,787,014 $21,605,149
                    ----------- ----------- ----------- ----------- -----------
                    $18,882,658 $26,478,792 $20,353,150 $28,787,014 $21,605,149
                    =========== =========== =========== =========== ===========

  Units
  outstanding......  15,081,905  11,804,540  11,025,380  14,821,037   6,482,108
                    =========== =========== =========== =========== ===========

  Portfolio
  shares held......   1,888,266   2,255,434     857,697   1,807,094   4,382,383
  Portfolio net
  asset value
  per share........ $     10.00 $     11.74 $     23.73 $     15.93 $      4.93
  Investment in
  portfolio shares,
  at cost.......... $18,882,658 $24,935,182 $23,041,855 $34,713,487 $23,264,934

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                          SUBACCOUNTS
                    ------------------------------------------------------------
                     PRUDENTIAL  PRUDENTIAL                         PRUDENTIAL
                        MONEY   DIVERSIFIED PRUDENTIAL  PRUDENTIAL     HIGH
                       MARKET       BOND     EQUITY       VALUE       YIELD
                      PORTFOLIO  PORTFOLIO  PORTFOLIO    PORTFOLIO   PORTFOLIO
                     ---------- ----------- ----------  ----------- -----------
INVESTMENT INCOME
  Dividend income...$     4,398 $ 1,168,083 $   154,937 $   332,914 $ 1,710,984
                    ----------- ----------- ----------- ----------- -----------

EXPENSES
  Charges to
   contract owners
   for assuming
   mortality risk
   and expense risk
   and for
   administration..     284,517     379,494     322,731     479,654     337,475
                    ----------- ----------- ----------- ----------- -----------

NET INVESTMENT
 INCOME (LOSS).....    (280,119)    788,589    (167,794)   (146,740)  1,373,509
                    ----------- ----------- ----------- ----------- -----------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON INVESTMENTS

  Capital gains
  distributions
  received.........           0     626,795           0           0           0
  Realized gain
  (loss) on shares
   redeemed........           0     251,851    (211,841)   (472,832)   (136,950)
  Net change in
  unrealized gain
  (loss) on
   investments.....           0     (53,592)   (625,359) (1,512,573)   (415,432)
                    ----------- ----------- ----------- ----------- -----------

NET GAIN (LOSS)
 ON INVESTMENTS....           0     825,054    (837,200) (1,985,405)   (552,382)
                    ----------- ----------- ----------- ----------- -----------

NET INCREASE
 (DECREASE) IN NET
   ASSETS
   RESULTING
   FROM
   OPERATIONS...... $  (280,119) $ 1,613,643 $(1,004,994) $(2,132,145)$ 821,127
                    ===========  =========== ===========  =========== =========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A1

                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
                                            PRUDENTIAL
                 PRUDENTIAL   PRUDENTIAL       SMALL       T. ROWE PRICE  T. ROWE PRICE                    JANUS ASPEN JANUS
PRUDENTIAL STOCK   GLOBAL      JENNISON   CAPITALIZATION   INTERNATIONAL  EQUITY INCOME INVESCO V.I. CORE     PORTFOLIO -
INDEX PORTFOLIO  PORTFOLIO    PORTFOLIO   STOCK PORTFOLIO STOCK PORTFOLIO   PORTFOLIO      EQUITY FUND    INSTITUTIONAL SHARES
---------------- ----------  -----------  --------------- --------------- ------------- ----------------- --------------------
  $24,117,584    $5,367,968  $23,575,711    $4,475,517      $1,654,713     $6,386,979      $9,075,105          $4,977,112
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------
  $24,117,584    $5,367,968  $23,575,711    $4,475,517      $1,654,713     $6,386,979      $9,075,105          $4,977,112
  ===========    ==========  ===========    ==========      ==========     ==========      ==========          ==========

  $24,117,584    $5,367,968  $23,575,711    $4,475,517      $1,654,713     $6,386,979      $9,075,105          $4,977,112
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------
  $24,117,584    $5,367,968  $23,575,711    $4,475,517      $1,654,713     $6,386,979      $9,075,105          $4,977,112
  ===========    ==========  ===========    ==========      ==========     ==========      ==========          ==========

   14,344,274     3,495,084   13,278,906     1,671,770       1,305,399      3,092,160       5,089,195           3,289,365
  ===========    ==========  ===========    ==========      ==========     ==========      ==========          ==========

      766,367       316,881    1,013,573       263,266         139,286        328,887         339,637             217,912
  $     31.47    $    16.94  $     23.26    $    17.00      $    11.88     $    19.42      $    26.72          $    22.84
  $24,869,591    $6,079,825  $23,087,248    $4,308,158      $1,874,195     $6,477,360      $8,283,399          $5,650,447


                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
                                            PRUDENTIAL
                 PRUDENTIAL   PRUDENTIAL       SMALL       T. ROWE PRICE  T. ROWE PRICE                    JANUS ASPEN JANUS
PRUDENTIAL STOCK   GLOBAL      JENNISON   CAPITALIZATION   INTERNATIONAL  EQUITY INCOME INVESCO V.I. CORE     PORTFOLIO -
INDEX PORTFOLIO  PORTFOLIO    PORTFOLIO   STOCK PORTFOLIO STOCK PORTFOLIO   PORTFOLIO      EQUITY FUND    INSTITUTIONAL SHARES
---------------- ----------  -----------  --------------- --------------- ------------- ----------------- --------------------
  $   421,148    $   95,292  $    78,129    $   38,253      $   28,887     $  118,417      $   94,094          $   32,724
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------

      378,050        87,143      373,822        65,877          28,006         94,959         137,931              77,918
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------

       43,098         8,149     (295,693)      (27,624)            881         23,458         (43,837)            (45,194)
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------

            0             0            0        63,415               0              0               0                   0
      (34,971)      (38,730)     406,976        43,769            (308)        18,572         171,309             (64,806)
      193,315      (452,439)    (270,329)     (122,408)       (276,997)      (169,511)       (229,269)           (249,040)
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------

      158,344      (491,169)     136,647       (15,224)       (277,305)      (150,939)        (57,960)           (313,846)
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------

  $   201,442    $ (483,020) $  (159,046)   $  (42,848)     $ (276,424)    $ (127,481)     $ (101,797)         $ (359,040)
  ===========    ==========  ===========    ==========      ==========     ==========      ==========          ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

                                                                             SUBACCOUNTS
                                               ----------------------------------------------------------------------
                                                JANUS ASPEN                                           FTVIP FRANKLIN
                                                 OVERSEAS       MFS(R)        MFS(R)                   SMALL-MID CAP
                                                PORTFOLIO -    RESEARCH       GROWTH      AMERICAN        GROWTH
                                               INSTITUTIONAL   SERIES -      SERIES -    CENTURY VP  SECURITIES FUND -
                                                  SHARES     INITIAL CLASS INITIAL CLASS VALUE FUND       CLASS 2
                                               ------------- ------------- ------------- ----------  -----------------
ASSETS
  Investment in the portfolios, at fair value.  $ 8,735,377   $1,609,260    $5,790,361   $2,407,512     $2,657,379
                                                -----------   ----------    ----------   ----------     ----------
  Net Assets..................................  $ 8,735,377   $1,609,260    $5,790,361   $2,407,512     $2,657,379
                                                ===========   ==========    ==========   ==========     ==========

NET ASSETS, representing:
  Accumulation units..........................  $ 8,735,377   $1,609,260    $5,790,361   $2,407,512     $2,657,379
                                                -----------   ----------    ----------   ----------     ----------
                                                $ 8,735,377   $1,609,260    $5,790,361   $2,407,512     $2,657,379
                                                ===========   ==========    ==========   ==========     ==========

  Units outstanding...........................    2,903,952      990,180     3,507,477    1,221,358      1,511,453
                                                ===========   ==========    ==========   ==========     ==========

  Portfolio shares held.......................      228,974       85,690       235,764      415,088        129,692
  Portfolio net asset value per share.........  $     38.15   $    18.78    $    24.56   $     5.80     $    20.49
  Investment in portfolio shares, at cost.....  $ 7,494,045   $1,497,147    $5,533,040   $2,723,339     $2,693,025

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                             SUBACCOUNTS
                                               ----------------------------------------------------------------------
                                                JANUS ASPEN                                           FTVIP FRANKLIN
                                                 OVERSEAS       MFS(R)        MFS(R)                   SMALL-MID CAP
                                                PORTFOLIO -    RESEARCH       GROWTH      AMERICAN        GROWTH
                                               INSTITUTIONAL   SERIES -      SERIES -    CENTURY VP  SECURITIES FUND -
                                                  SHARES     INITIAL CLASS INITIAL CLASS VALUE FUND       CLASS 2
                                               ------------- ------------- ------------- ----------  -----------------
INVESTMENT INCOME
  Dividend income.............................  $    55,021   $   15,368    $   11,999   $   49,550     $        0
                                                -----------   ----------    ----------   ----------     ----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................      165,363       24,775        87,970       34,077         40,894
                                                -----------   ----------    ----------   ----------     ----------

NET INVESTMENT INCOME (LOSS)..................     (110,342)      (9,407)      (75,971)      15,473        (40,894)
                                                -----------   ----------    ----------   ----------     ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........      114,744            0             0            0              0
  Realized gain (loss) on shares
   redeemed...................................      799,976       24,336        60,900      (41,939)        29,089
  Net change in unrealized gain (loss) on
   investments................................   (5,251,141)     (45,278)      (74,274)      22,732       (162,699)
                                                -----------   ----------    ----------   ----------     ----------

NET GAIN (LOSS) ON INVESTMENTS................   (4,336,421)     (20,942)      (13,374)     (19,207)      (133,610)
                                                -----------   ----------    ----------   ----------     ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $(4,446,763)  $  (30,349)   $  (89,345)  $   (3,734)    $ (174,504)
                                                ===========   ==========    ==========   ==========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A3

                                                SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
                                                                               PRUDENTIAL SP
                            ALLIANCEBERNSTEIN  PRUDENTIAL                       PRUDENTIAL   PRUDENTIAL SP PRUDENTIAL SP
  PRUDENTIAL                  VPS LARGE CAP     SP SMALL    JANUS ASPEN JANUS  U.S. EMERGING GROWTH ASSET  INTERNATIONAL
JENNISON 20/20  DAVIS VALUE GROWTH PORTFOLIO   CAP VALUE   PORTFOLIO - SERVICE    GROWTH      ALLOCATION      GROWTH
FOCUS PORTFOLIO  PORTFOLIO       CLASS B       PORTFOLIO         SHARES          PORTFOLIO    PORTFOLIO*     PORTFOLIO
--------------- ----------- ----------------- -----------  ------------------- ------------- ------------- -------------
  $4,027,325    $2,181,362      $466,570      $ 9,693,716       $422,958        $9,167,959    $        0    $2,649,644
  ----------    ----------      --------      -----------       --------        ----------    ----------    ----------
  $4,027,325    $2,181,362      $466,570      $ 9,693,716       $422,958        $9,167,959    $        0    $2,649,644
  ==========    ==========      ========      ===========       ========        ==========    ==========    ==========

  $4,027,325    $2,181,362      $466,570      $ 9,693,716       $422,958        $9,167,959    $        0    $2,649,644
  ----------    ----------      --------      -----------       --------        ----------    ----------    ----------
  $4,027,325    $2,181,362      $466,570      $ 9,693,716       $422,958        $9,167,959    $        0    $2,649,644
  ==========    ==========      ========      ===========       ========        ==========    ==========    ==========

   2,433,178     2,104,144       785,087        5,635,542        428,077         4,764,169             0     2,217,408
  ==========    ==========      ========      ===========       ========        ==========    ==========    ==========

     270,472       208,344        17,828          817,345         18,715         1,175,379             0       607,717
  $    14.89    $    10.47      $  26.17      $     11.86       $  22.60        $     7.80    $     0.00    $     4.36
  $3,643,079    $2,307,493      $510,796      $10,134,128       $376,110        $8,393,618    $        0    $3,799,070


                                                SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
                                                                               PRUDENTIAL SP
                            ALLIANCEBERNSTEIN  PRUDENTIAL                       PRUDENTIAL   PRUDENTIAL SP PRUDENTIAL SP
  PRUDENTIAL                  VPS LARGE CAP     SP SMALL    JANUS ASPEN JANUS  U.S. EMERGING GROWTH ASSET  INTERNATIONAL
JENNISON 20/20  DAVIS VALUE GROWTH PORTFOLIO   CAP VALUE   PORTFOLIO - SERVICE    GROWTH      ALLOCATION      GROWTH
FOCUS PORTFOLIO  PORTFOLIO       CLASS B       PORTFOLIO         SHARES          PORTFOLIO    PORTFOLIO*     PORTFOLIO
--------------- ----------- ----------------- -----------  ------------------- ------------- ------------- -------------

  $    3,710    $   19,615      $    468      $    72,675       $  2,139        $   59,989    $        0    $   41,704
  ----------    ----------      --------      -----------       --------        ----------    ----------    ----------

      62,733        33,580         7,243          170,616          8,386           158,609       178,702        50,004
  ----------    ----------      --------      -----------       --------        ----------    ----------    ----------

     (59,023)      (13,965)       (6,775)         (97,941)        (6,247)          (98,620)     (178,702)       (8,300)
  ----------    ----------      --------      -----------       --------        ----------    ----------    ----------



           0       170,802             0                0              0            86,893             0             0
     135,768        20,762        (4,784)         (91,016)        45,906           290,994       469,001      (191,568)
    (291,919)     (319,761)      (16,901)        (192,952)       (64,047)         (175,094)    1,574,550      (329,966)
  ----------    ----------      --------      -----------       --------        ----------    ----------    ----------

    (156,151)     (128,197)      (21,685)        (283,968)       (18,141)          202,793     2,043,551      (521,534)
  ----------    ----------      --------      -----------       --------        ----------    ----------    ----------

  $ (215,174)   $ (142,162)     $(28,460)     $  (381,909)      $(24,388)       $  104,173    $1,864,849    $ (529,834)
  ==========    ==========      ========      ===========       ========        ==========    ==========    ==========

*  The subaccount is no longer available for investment as of December 31, 2011.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

                                                                                 SUBACCOUNTS
                                               -------------------------------------------------------------------------------
                                                                     AST                          AST SCHRODERS
                                                PRUDENTIAL SP   GOLDMAN SACHS    AST AMERICAN   MULTI-ASSET WORLD  AST COHEN &
                                                INTERNATIONAL     LARGE-CAP    CENTURY INCOME &    STRATEGIES     STEERS REALTY
                                               VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO     PORTFOLIO       PORTFOLIO
                                               --------------- --------------- ---------------- ----------------- -------------
ASSETS
  Investment in the portfolios, at fair value.   $2,637,567      $ 8,530,502     $11,175,911      $105,293,592     $9,555,425
                                                 ----------      -----------     -----------      ------------     ----------
  Net Assets..................................   $2,637,567      $ 8,530,502     $11,175,911      $105,293,592     $9,555,425
                                                 ==========      ===========     ===========      ============     ==========

NET ASSETS, representing:
  Accumulation units..........................   $2,637,567      $ 8,530,502     $11,175,911      $105,293,592     $9,555,425
                                                 ----------      -----------     -----------      ------------     ----------
                                                 $2,637,567      $ 8,530,502     $11,175,911      $105,293,592     $9,555,425
                                                 ==========      ===========     ===========      ============     ==========

  Units outstanding...........................    1,944,492          906,605       1,060,852        10,204,353        780,293
                                                 ==========      ===========     ===========      ============     ==========

  Portfolio shares held.......................      452,413          572,133         857,048         8,264,803      1,479,168
  Portfolio net asset value per share.........   $     5.83      $     14.91     $     13.04      $      12.74     $     6.46
  Investment in portfolio shares, at cost.....   $3,744,426      $ 8,553,228     $10,571,076      $106,709,999     $9,178,877

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                                 SUBACCOUNTS
                                               -------------------------------------------------------------------------------
                                                                     AST                          AST SCHRODERS
                                                PRUDENTIAL SP   GOLDMAN SACHS    AST AMERICAN   MULTI-ASSET WORLD  AST COHEN &
                                                INTERNATIONAL     LARGE-CAP    CENTURY INCOME &    STRATEGIES     STEERS REALTY
                                               VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO     PORTFOLIO       PORTFOLIO
                                               --------------- --------------- ---------------- ----------------- -------------
INVESTMENT INCOME
  Dividend income.............................   $   77,022      $    94,893     $   108,995      $  1,692,405     $   66,331
                                                 ----------      -----------     -----------      ------------     ----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................       50,315          144,394         170,638         1,793,952        152,016
                                                 ----------      -----------     -----------      ------------     ----------

NET INVESTMENT INCOME (LOSS)..................       26,707          (49,501)        (61,643)         (101,547)       (85,685)
                                                 ----------      -----------     -----------      ------------     ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            0                0               0           979,487              0
  Realized gain (loss) on shares
   redeemed...................................     (136,178)        (653,090)       (269,379)       (2,016,922)      (235,309)
  Net change in unrealized gain (loss) on
   investments................................     (326,788)        (554,749)       (139,033)       (7,873,818)        79,302
                                                 ----------      -----------     -----------      ------------     ----------

NET GAIN (LOSS) ON INVESTMENTS................     (462,966)      (1,207,839)       (408,412)       (8,911,253)      (156,007)
                                                 ----------      -----------     -----------      ------------     ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $ (436,259)     $(1,257,340)    $  (470,055)     $ (9,012,800)    $ (241,692)
                                                 ==========      ===========     ===========      ============     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A5

                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN                 AST NEUBERGER                                                                   AST GOLDMAN
   STRATEGIC                    BERMAN SMALL-                 AST FEDERATED                                        SACHS
 OPPORTUNITIES   AST BLACKROCK   CAP GROWTH   AST HIGH YIELD    AGGRESSIVE      AST MID-CAP    AST SMALL-CAP    CONCENTRATED
   PORTFOLIO    VALUE PORTFOLIO  PORTFOLIO*     PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO
--------------- --------------- ------------- -------------- ---------------- --------------- --------------- ----------------
  $85,179,205     $6,050,008     $        0    $11,409,719     $ 8,661,558      $5,953,093      $5,461,308      $ 8,999,026
  -----------     ----------     ----------    -----------     -----------      ----------      ----------      -----------
  $85,179,205     $6,050,008     $        0    $11,409,719     $ 8,661,558      $5,953,093      $5,461,308      $ 8,999,026
  ===========     ==========     ==========    ===========     ===========      ==========      ==========      ===========

  $85,179,205     $6,050,008     $        0    $11,409,719     $ 8,661,558      $5,953,093      $5,461,308      $ 8,999,026
  -----------     ----------     ----------    -----------     -----------      ----------      ----------      -----------
  $85,179,205     $6,050,008     $        0    $11,409,719     $ 8,661,558      $5,953,093      $5,461,308      $ 8,999,026
  ===========     ==========     ==========    ===========     ===========      ==========      ==========      ===========

    8,024,460        595,589              0      1,019,827         859,377         549,671         521,742          872,417
  ===========     ==========     ==========    ===========     ===========      ==========      ==========      ===========

    6,603,039        710,929              0      1,582,485       1,079,995         519,921         430,363          342,951
  $     12.90     $     8.51     $     0.00    $      7.21     $      8.02      $    11.45      $    12.69      $     26.24
  $82,670,302     $6,067,507     $        0    $11,298,170     $ 9,256,267      $5,811,175      $5,324,580      $ 8,804,510


                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN                 AST NEUBERGER                                                                   AST GOLDMAN
   STRATEGIC                    BERMAN SMALL-                 AST FEDERATED                                        SACHS
 OPPORTUNITIES   AST BLACKROCK   CAP GROWTH   AST HIGH YIELD    AGGRESSIVE      AST MID-CAP    AST SMALL-CAP    CONCENTRATED
   PORTFOLIO    VALUE PORTFOLIO  PORTFOLIO*     PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO
--------------- --------------- ------------- -------------- ---------------- --------------- --------------- ----------------
  $   721,105     $   42,917     $        0    $   703,670     $    44,514      $   46,774      $   38,298      $    17,138
  -----------     ----------     ----------    -----------     -----------      ----------      ----------      -----------

    1,344,708        100,350         30,873        183,041         164,625         116,895         108,450          167,000
  -----------     ----------     ----------    -----------     -----------      ----------      ----------      -----------

     (623,603)       (57,433)       (30,873)       520,629        (120,111)        (70,121)        (70,152)        (149,862)
  -----------     ----------     ----------    -----------     -----------      ----------      ----------      -----------

            0              0              0              0               0               0               0                0
      417,664       (427,702)     1,450,641       (156,595)     (1,802,400)       (275,890)       (361,914)        (116,211)
   (2,330,731)      (196,127)      (720,624)      (336,919)     (1,242,562)       (586,466)       (565,184)        (915,576)
  -----------     ----------     ----------    -----------     -----------      ----------      ----------      -----------

   (1,913,067)      (623,829)       730,017       (493,514)     (3,044,962)       (862,356)       (927,098)      (1,031,787)
  -----------     ----------     ----------    -----------     -----------      ----------      ----------      -----------

  $(2,536,670)    $ (681,262)    $  699,144    $    27,115     $(3,165,073)     $ (932,477)     $ (997,250)     $(1,181,649)
  ===========     ==========     ==========    ===========     ===========      ==========      ==========      ===========

*  The subaccount is no longer available for investment as of December 31, 2011.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------

                                                 AST GOLDMAN                    AST LORD ABBETT   AST MARSICO
                                                SACHS MID-CAP    AST LARGE-CAP     CORE FIXED    CAPITAL GROWTH AST MFS GROWTH
                                               GROWTH PORTFOLIO VALUE PORTFOLIO INCOME PORTFOLIO   PORTFOLIO      PORTFOLIO
                                               ---------------- --------------- ---------------- -------------- --------------
ASSETS
  Investment in the portfolios, at fair value.   $11,358,598      $7,376,737      $18,984,628     $18,293,433     $4,779,596
                                                 -----------      ----------      -----------     -----------     ----------
  Net Assets..................................   $11,358,598      $7,376,737      $18,984,628     $18,293,433     $4,779,596
                                                 ===========      ==========      ===========     ===========     ==========

NET ASSETS, representing:
  Accumulation units..........................   $11,358,598      $7,376,737      $18,984,628     $18,293,433     $4,779,596
                                                 -----------      ----------      -----------     -----------     ----------
                                                 $11,358,598      $7,376,737      $18,984,628     $18,293,433     $4,779,596
                                                 ===========      ==========      ===========     ===========     ==========

  Units outstanding...........................     1,007,755         840,825        1,575,997       1,718,281        455,535
                                                 ===========      ==========      ===========     ===========     ==========

  Portfolio shares held.......................     2,267,185         585,455        1,680,056         957,270        501,006
  Portfolio net asset value per share.........   $      5.01      $    12.60      $     11.30     $     19.11     $     9.54
  Investment in portfolio shares, at cost.....   $11,112,276      $8,317,463      $18,114,125     $17,793,469     $4,640,577

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------

                                                 AST GOLDMAN                    AST LORD ABBETT   AST MARSICO
                                                SACHS MID-CAP    AST LARGE-CAP     CORE FIXED    CAPITAL GROWTH AST MFS GROWTH
                                               GROWTH PORTFOLIO VALUE PORTFOLIO INCOME PORTFOLIO   PORTFOLIO      PORTFOLIO
                                               ---------------- --------------- ---------------- -------------- --------------
INVESTMENT INCOME
  Dividend income.............................   $         0      $   90,433      $   169,543     $    65,663     $   17,942
                                                 -----------      ----------      -----------     -----------     ----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................       207,851         112,554          180,826         349,846         78,168
                                                 -----------      ----------      -----------     -----------     ----------

NET INVESTMENT INCOME (LOSS)..................      (207,851)        (22,121)         (11,283)       (284,183)       (60,226)
                                                 -----------      ----------      -----------     -----------     ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........       741,248               0                0               0              0
  Realized gain (loss) on shares
   redeemed...................................      (824,237)       (450,623)         311,717        (313,211)        (2,894)
  Net change in unrealized gain (loss) on
   investments................................    (1,344,424)       (100,386)         534,735      (1,384,872)      (277,215)
                                                 -----------      ----------      -----------     -----------     ----------

NET GAIN (LOSS) ON INVESTMENTS................    (1,427,413)       (551,009)         846,452      (1,698,083)      (280,109)
                                                 -----------      ----------      -----------     -----------     ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $(1,635,264)     $ (573,130)     $   835,169     $(1,982,266)    $ (340,335)
                                                 ===========      ==========      ===========     ===========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A7

                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                 AST NEUBERGER                  AST T. ROWE                AST T. ROWE   AST T. ROWE
 AST NEUBERGER   BERMAN / LSV     AST PIMCO     PRICE EQUITY  AST QMA US  PRICE NATURAL  PRICE ASSET
 BERMAN MID-CAP  MID-CAP VALUE LIMITED MATURITY    INCOME    EQUITY ALPHA   RESOURCES    ALLOCATION    AST MFS GLOBAL
GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO   EQUITY PORTFOLIO
---------------- ------------- ---------------- ------------ ------------ ------------- ------------  ----------------
  $10,192,969     $ 8,617,159    $15,100,283     $7,093,624   $3,025,276   $20,366,272  $264,164,701     $7,785,786
  -----------     -----------    -----------     ----------   ----------   -----------  ------------     ----------
  $10,192,969     $ 8,617,159    $15,100,283     $7,093,624   $3,025,276   $20,366,272  $264,164,701     $7,785,786
  ===========     ===========    ===========     ==========   ==========   ===========  ============     ==========

  $10,192,969     $ 8,617,159    $15,100,283     $7,093,624   $3,025,276   $20,366,272  $264,164,701     $7,785,786
  -----------     -----------    -----------     ----------   ----------   -----------  ------------     ----------
  $10,192,969     $ 8,617,159    $15,100,283     $7,093,624   $3,025,276   $20,366,272  $264,164,701     $7,785,786
  ===========     ===========    ===========     ==========   ==========   ===========  ============     ==========

      862,295         816,821      1,418,816        750,360      293,943     2,023,534    24,391,241        738,448
  ===========     ===========    ===========     ==========   ==========   ===========  ============     ==========

      469,290         588,604      1,431,306        873,599      261,929     1,065,739    15,349,489        796,907
  $     21.72     $     14.64    $     10.55     $     8.12   $    11.55   $     19.11  $      17.21     $     9.77
  $ 9,786,072     $ 8,426,218    $15,170,884     $6,893,776   $2,979,664   $22,039,022  $253,692,488     $7,759,861


                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                 AST NEUBERGER                  AST T. ROWE                AST T. ROWE   AST T. ROWE
 AST NEUBERGER   BERMAN / LSV     AST PIMCO     PRICE EQUITY  AST QMA US  PRICE NATURAL  PRICE ASSET
 BERMAN MID-CAP  MID-CAP VALUE LIMITED MATURITY    INCOME    EQUITY ALPHA   RESOURCES    ALLOCATION    AST MFS GLOBAL
GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO   EQUITY PORTFOLIO
---------------- ------------- ---------------- ------------ ------------ ------------- ------------  ----------------
  $         0     $    87,886    $   131,650     $   87,051   $   22,594   $   150,253  $  2,630,093     $   42,503
  -----------     -----------    -----------     ----------   ----------   -----------  ------------     ----------



      177,994         154,456        231,147        131,549       49,257       406,689     3,952,440        139,096
  -----------     -----------    -----------     ----------   ----------   -----------  ------------     ----------

     (177,994)        (66,570)       (99,497)       (44,498)     (26,663)     (256,436)   (1,322,347)       (96,593)
  -----------     -----------    -----------     ----------   ----------   -----------  ------------     ----------



            0               0        241,403              0            0             0             0              0

      (47,566)       (531,932)       (37,787)      (527,438)     (89,648)   (1,798,291)   (1,970,220)      (202,245)

     (609,919)       (584,289)       (23,378)      (281,119)     (41,070)   (4,185,345)   (5,886,549)      (669,993)
  -----------     -----------    -----------     ----------   ----------   -----------  ------------     ----------

     (657,485)     (1,116,221)       180,238       (808,557)    (130,718)   (5,983,636)   (7,856,769)      (872,238)
  -----------     -----------    -----------     ----------   ----------   -----------  ------------     ----------

  $  (835,479)    $(1,182,791)   $    80,741     $ (853,055)  $ (157,381)  $(6,240,072) $ (9,179,116)    $ (968,831)
  ===========     ===========    ===========     ==========   ==========   ===========  ============     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

                                                                               SUBACCOUNTS
                                               ---------------------------------------------------------------------------
                                                                                                              AST ACADEMIC
                                                                                AST WELLINGTON  AST CAPITAL    STRATEGIES
                                                 AST JPMORGAN    AST T. ROWE      MANAGEMENT    GROWTH ASSET     ASSET
                                                INTERNATIONAL    PRICE GLOBAL       HEDGED       ALLOCATION    ALLOCATION
                                               EQUITY PORTFOLIO BOND PORTFOLIO EQUITY PORTFOLIO  PORTFOLIO     PORTFOLIO
                                               ---------------- -------------- ---------------- ------------  ------------
ASSETS
  Investment in the portfolios, at fair value.   $12,053,672     $11,416,125     $16,414,783    $216,804,339  $249,345,914
                                                 -----------     -----------     -----------    ------------  ------------
  Net Assets..................................   $12,053,672     $11,416,125     $16,414,783    $216,804,339  $249,345,914
                                                 ===========     ===========     ===========    ============  ============

NET ASSETS, representing:
  Accumulation units..........................   $12,053,672     $11,416,125     $16,414,783    $216,804,339  $249,345,914
                                                 -----------     -----------     -----------    ------------  ------------
                                                 $12,053,672     $11,416,125     $16,414,783    $216,804,339  $249,345,914
                                                 ===========     ===========     ===========    ============  ============

  Units outstanding...........................     1,313,564       1,035,375       1,819,065      21,420,963    24,615,273
                                                 ===========     ===========     ===========    ============  ============

  Portfolio shares held.......................       647,699       1,027,554       1,825,894      21,381,098    24,279,057
  Portfolio net asset value per share.........   $     18.61     $     11.11     $      8.99    $      10.14  $      10.27
  Investment in portfolio shares, at cost.....   $12,511,776     $11,383,586     $16,211,278    $215,826,369  $248,697,052

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                               SUBACCOUNTS
                                               ---------------------------------------------------------------------------
                                                                                                              AST ACADEMIC
                                                                                AST WELLINGTON  AST CAPITAL    STRATEGIES
                                                 AST JPMORGAN    AST T. ROWE      MANAGEMENT    GROWTH ASSET     ASSET
                                                INTERNATIONAL    PRICE GLOBAL       HEDGED       ALLOCATION    ALLOCATION
                                               EQUITY PORTFOLIO BOND PORTFOLIO EQUITY PORTFOLIO  PORTFOLIO     PORTFOLIO
                                               ---------------- -------------- ---------------- ------------  ------------
INVESTMENT INCOME
  Dividend income.............................   $   196,438     $   307,550     $    30,708    $  1,224,542  $  1,620,054
                                                 -----------     -----------     -----------    ------------  ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................       229,809         185,353         183,279       4,225,479     4,749,114
                                                 -----------     -----------     -----------    ------------  ------------

NET INVESTMENT INCOME (LOSS)..................       (33,371)        122,197        (152,571)     (3,000,937)   (3,129,060)
                                                 -----------     -----------     -----------    ------------  ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........             0          85,984               0               0             0
  Realized gain (loss) on shares
   redeemed...................................      (989,607)        132,783          26,689      (2,357,253)   (1,423,314)
  Net change in unrealized gain (loss) on
   investments................................    (1,560,593)        (58,783)       (630,011)    (14,290,332)  (13,767,759)
                                                 -----------     -----------     -----------    ------------  ------------

NET GAIN (LOSS) ON INVESTMENTS................    (2,550,200)        159,984        (603,322)    (16,647,585)  (15,191,073)
                                                 -----------     -----------     -----------    ------------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $(2,583,571)    $   282,181     $  (755,893)   $(19,648,522) $(18,320,133)
                                                 ===========     ===========     ===========    ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A9

                                          SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
                    AST         AST FIRST     AST FIRST                 AST T. ROWE
AST BALANCED    PRESERVATION      TRUST     TRUST CAPITAL     AST          PRICE                      AST
   ASSET           ASSET        BALANCED    APPRECIATION    ADVANCED     LARGE-CAP    AST MONEY    SMALL-CAP
 ALLOCATION      ALLOCATION      TARGET        TARGET      STRATEGIES     GROWTH       MARKET       GROWTH
 PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
------------    ------------  ------------  ------------- ------------  -----------  -----------  ----------
$352,781,945    $266,300,550  $138,312,744  $113,082,406  $182,811,037  $16,199,304  $21,882,063  $7,766,322
------------    ------------  ------------  ------------  ------------  -----------  -----------  ----------
$352,781,945    $266,300,550  $138,312,744  $113,082,406  $182,811,037  $16,199,304  $21,882,063  $7,766,322
============    ============  ============  ============  ============  ===========  ===========  ==========

$352,781,945    $266,300,550  $138,312,744  $113,082,406  $182,811,037  $16,199,304  $21,882,063  $7,766,322
------------    ------------  ------------  ------------  ------------  -----------  -----------  ----------
$352,781,945    $266,300,550  $138,312,744  $113,082,406  $182,811,037  $16,199,304  $21,882,063  $7,766,322
============    ============  ============  ============  ============  ===========  ===========  ==========

  33,653,172      24,615,353    13,265,213    11,105,442    17,018,736    1,502,529    2,221,281     646,526
============    ============  ============  ============  ============  ===========  ===========  ==========

  32,335,650      22,644,605    14,620,797    12,291,566    16,864,487    1,331,085   21,882,063     384,471
$      10.91    $      11.76  $       9.46  $       9.20  $      10.84  $     12.17  $      1.00  $    20.20
$338,373,019    $253,505,288  $135,959,569  $113,785,184  $177,927,881  $15,695,473  $21,882,063  $7,183,580


                                          SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
                    AST         AST FIRST     AST FIRST                 AST T. ROWE
AST BALANCED    PRESERVATION      TRUST     TRUST CAPITAL     AST          PRICE                      AST
   ASSET           ASSET        BALANCED    APPRECIATION    ADVANCED     LARGE-CAP    AST MONEY    SMALL-CAP
 ALLOCATION      ALLOCATION      TARGET        TARGET      STRATEGIES     GROWTH       MARKET       GROWTH
 PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
------------    ------------  ------------  ------------- ------------  -----------  -----------  ----------
$  2,321,987    $  2,113,347  $  2,263,490  $  1,475,558  $  1,781,357  $         0  $     3,485  $        0
------------    ------------  ------------  ------------  ------------  -----------  -----------  ----------

   6,171,933       3,984,644     2,209,615     2,101,204     2,890,425      277,130      287,897     124,005
------------    ------------  ------------  ------------  ------------  -----------  -----------  ----------

  (3,849,946)     (1,871,297)       53,875      (625,646)   (1,109,068)    (277,130)    (284,412)   (124,005)
------------    ------------  ------------  ------------  ------------  -----------  -----------  ----------

           0               0             0             0             0            0            0           0
   2,153,974       2,465,464    (3,011,507)   (5,279,801)   (2,073,998)    (119,297)           0      43,373
 (17,882,809)     (3,977,122)   (6,154,694)  (11,932,967)   (6,404,600)  (1,259,418)           0    (609,710)
------------    ------------  ------------  ------------  ------------  -----------  -----------  ----------

 (15,728,835)     (1,511,658)   (9,166,201)  (17,212,768)   (8,478,598)  (1,378,715)           0    (566,337)
------------    ------------  ------------  ------------  ------------  -----------  -----------  ----------

$(19,578,781)   $ (3,382,955) $ (9,112,326) $(17,838,414) $ (9,587,666) $(1,655,845) $  (284,412) $ (690,342)
============    ============  ============  ============  ============  ===========  ===========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

                                                                                SUBACCOUNTS
                                               ----------------------------------------------------------------------------
                                                                   AST
                                                 AST PIMCO    INTERNATIONAL                                   AST INVESTMENT
                                                TOTAL RETURN      VALUE     AST INTERNATIONAL NVIT DEVELOPING   GRADE BOND
                                               BOND PORTFOLIO   PORTFOLIO   GROWTH PORTFOLIO   MARKETS FUND     PORTFOLIO
                                               -------------- ------------- ----------------- --------------- --------------
ASSETS
  Investment in the portfolios, at fair value.  $154,437,971   $ 4,480,177     $ 7,164,025      $  670,330     $688,204,214
                                                ------------   -----------     -----------      ----------     ------------
  Net Assets..................................  $154,437,971   $ 4,480,177     $ 7,164,025      $  670,330     $688,204,214
                                                ============   ===========     ===========      ==========     ============

NET ASSETS, representing:
  Accumulation units..........................  $154,437,971   $ 4,480,177     $ 7,164,025      $  670,330     $688,204,214
                                                ------------   -----------     -----------      ----------     ------------
                                                $154,437,971   $ 4,480,177     $ 7,164,025      $  670,330     $688,204,214
                                                ============   ===========     ===========      ==========     ============

  Units outstanding...........................    14,092,072       494,113         784,260          51,346       56,740,197
                                                ============   ===========     ===========      ==========     ============

  Portfolio shares held.......................    12,967,084       330,885         717,838         124,135      112,451,669
  Portfolio net asset value per share.........  $      11.91   $     13.54     $      9.98      $     5.40     $       6.12
  Investment in portfolio shares, at cost.....  $154,665,301   $ 4,843,262     $ 7,546,335      $1,068,392     $673,627,043

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                                SUBACCOUNTS
                                               ----------------------------------------------------------------------------
                                                                   AST
                                                 AST PIMCO    INTERNATIONAL                                   AST INVESTMENT
                                                TOTAL RETURN      VALUE     AST INTERNATIONAL NVIT DEVELOPING   GRADE BOND
                                               BOND PORTFOLIO   PORTFOLIO   GROWTH PORTFOLIO   MARKETS FUND     PORTFOLIO
                                               -------------- ------------- ----------------- --------------- --------------
INVESTMENT INCOME
  Dividend income.............................  $  2,889,631   $    79,639     $    56,203      $    2,474     $    540,386
                                                ------------   -----------     -----------      ----------     ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................     2,539,011        89,688         137,264          15,673        4,389,811
                                                ------------   -----------     -----------      ----------     ------------

NET INVESTMENT INCOME (LOSS)..................       350,620       (10,049)        (81,061)        (13,199)      (3,849,425)
                                                ------------   -----------     -----------      ----------     ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........     5,614,561             0               0               0        2,420,829
  Realized gain (loss) on shares
   redeemed...................................      (984,745)     (507,100)       (773,683)       (855,034)       1,521,101
  Net change in unrealized gain (loss) on
   investments................................    (2,390,884)     (628,081)       (972,097)        622,061       14,626,636
                                                ------------   -----------     -----------      ----------     ------------

NET GAIN (LOSS) ON INVESTMENTS................     2,238,932    (1,135,181)     (1,745,780)       (232,973)      18,568,566
                                                ------------   -----------     -----------      ----------     ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $  2,589,552   $(1,145,230)    $(1,826,841)     $ (246,172)    $ 14,719,141
                                                ============   ===========     ===========      ==========     ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11

                                                    SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   FRANKLIN
  AST WESTERN                                                   AST PARAMETRIC   TEMPLETON VIP    AST GOLDMAN    AST CLS GROWTH
ASSET CORE PLUS    AST BOND       AST BOND    AST GLOBAL REAL  EMERGING MARKETS FOUNDING FUNDS  SACHS SMALL-CAP ASSET ALLOCATION
BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019 ESTATE PORTFOLIO EQUITY PORTFOLIO ALLOCATION FUND VALUE PORTFOLIO    PORTFOLIO
--------------- -------------- -------------- ---------------- ---------------- --------------- --------------- ----------------
  $28,879,973    $21,048,746       $    1        $3,471,548      $14,498,653     $119,692,672     $11,039,742     $81,483,863
  -----------    -----------       ------        ----------      -----------     ------------     -----------     -----------
  $28,879,973    $21,048,746       $    1        $3,471,548      $14,498,653     $119,692,672     $11,039,742     $81,483,863
  ===========    ===========       ======        ==========      ===========     ============     ===========     ===========

  $28,879,973    $21,048,746       $    1        $3,471,548      $14,498,653     $119,692,672     $11,039,742     $81,483,863
  -----------    -----------       ------        ----------      -----------     ------------     -----------     -----------
  $28,879,973    $21,048,746       $    1        $3,471,548      $14,498,653     $119,692,672     $11,039,742     $81,483,863
  ===========    ===========       ======        ==========      ===========     ============     ===========     ===========

    2,627,749      1,787,276            0           333,835        1,592,487       11,945,693         959,394       7,911,117
  ===========    ===========       ======        ==========      ===========     ============     ===========     ===========

    2,699,063      1,776,266            0           458,593        1,846,962       15,769,786       1,048,409       7,880,451
  $     10.70    $     11.85       $11.08        $     7.57      $      7.85     $       7.59     $     10.53     $     10.34
  $28,242,242    $20,434,816       $    1        $3,490,901      $15,923,102     $117,595,241     $10,344,164     $80,612,471


                                                    SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   FRANKLIN
  AST WESTERN                                                   AST PARAMETRIC   TEMPLETON VIP    AST GOLDMAN    AST CLS GROWTH
ASSET CORE PLUS    AST BOND       AST BOND    AST GLOBAL REAL  EMERGING MARKETS FOUNDING FUNDS  SACHS SMALL-CAP ASSET ALLOCATION
BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019 ESTATE PORTFOLIO EQUITY PORTFOLIO ALLOCATION FUND VALUE PORTFOLIO    PORTFOLIO
--------------- -------------- -------------- ---------------- ---------------- --------------- --------------- ----------------
  $   831,014    $    13,501       $  100        $   89,849      $   185,848     $     22,729     $    59,120     $   240,197
  -----------    -----------       ------        ----------      -----------     ------------     -----------     -----------

      496,850        191,016          212            65,259          328,683        2,167,265         199,939       1,398,720
  -----------    -----------       ------        ----------      -----------     ------------     -----------     -----------

      334,164       (177,515)        (112)           24,590         (142,835)      (2,144,536)       (140,819)     (1,158,523)
  -----------    -----------       ------        ----------      -----------     ------------     -----------     -----------

      462,908        307,854        2,092                 0                0                0               0         832,012
      364,517         50,058         (610)         (179,409)      (1,900,072)      (4,030,882)       (340,918)     (3,191,974)
      187,065        612,200         (579)         (375,870)      (3,298,453)      (5,447,041)       (608,211)     (5,453,108)
  -----------    -----------       ------        ----------      -----------     ------------     -----------     -----------

    1,014,490        970,112          903          (555,279)      (5,198,525)      (9,477,923)       (949,129)     (7,813,070)
  -----------    -----------       ------        ----------      -----------     ------------     -----------     -----------

  $ 1,348,654    $   792,597       $  791        $ (530,689)     $(5,341,360)    $(11,622,459)    $(1,089,948)    $(8,971,593)
  ===========    ===========       ======        ==========      ===========     ============     ===========     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

                                                                              SUBACCOUNTS
                                               ------------------------------------------------------------------------
                                                                AST HORIZON   AST HORIZON
                                               AST CLS MODERATE GROWTH ASSET MODERATE ASSET AST FI PYRAMIS(R) PROFUND VP
                                               ASSET ALLOCATION  ALLOCATION    ALLOCATION   ASSET ALLOCATION   CONSUMER
                                                  PORTFOLIO      PORTFOLIO     PORTFOLIO        PORTFOLIO      SERVICES
                                               ---------------- ------------ -------------- ----------------- ----------
ASSETS
  Investment in the portfolios, at fair value.   $114,175,261   $52,173,792   $86,340,779      $53,096,580     $318,360
                                                 ------------   -----------   -----------      -----------     --------
  Net Assets..................................   $114,175,261   $52,173,792   $86,340,779      $53,096,580     $318,360
                                                 ============   ===========   ===========      ===========     ========

NET ASSETS, representing:
  Accumulation units..........................   $114,175,261   $52,173,792   $86,340,779      $53,096,580     $318,360
                                                 ------------   -----------   -----------      -----------     --------
                                                 $114,175,261   $52,173,792   $86,340,779      $53,096,580     $318,360
                                                 ============   ===========   ===========      ===========     ========

  Units outstanding...........................     11,121,340     4,964,168     8,325,112        5,117,071       28,187
                                                 ============   ===========   ===========      ===========     ========

  Portfolio shares held.......................     11,893,256     5,412,219     8,668,753        5,678,779        9,427
  Portfolio net asset value per share.........   $       9.60   $      9.64   $      9.96      $      9.35     $  33.77
  Investment in portfolio shares, at cost.....   $112,679,125   $51,893,842   $85,278,162      $53,176,112     $267,207

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                              SUBACCOUNTS
                                               ------------------------------------------------------------------------
                                                                AST HORIZON   AST HORIZON
                                               AST CLS MODERATE GROWTH ASSET MODERATE ASSET AST FI PYRAMIS(R) PROFUND VP
                                               ASSET ALLOCATION  ALLOCATION    ALLOCATION   ASSET ALLOCATION   CONSUMER
                                                  PORTFOLIO      PORTFOLIO     PORTFOLIO        PORTFOLIO      SERVICES
                                               ---------------- ------------ -------------- ----------------- ----------
INVESTMENT INCOME
  Dividend income.............................   $    425,143   $   171,630   $   378,042      $   115,053     $      0
                                                 ------------   -----------   -----------      -----------     --------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................      1,746,490       836,358     1,311,828          884,300        4,782
                                                 ------------   -----------   -----------      -----------     --------

NET INVESTMENT INCOME (LOSS)..................     (1,321,347)     (664,728)     (933,786)        (769,247)      (4,782)
                                                 ------------   -----------   -----------      -----------     --------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........      1,704,048     2,205,561     3,870,248        1,983,750            0
  Realized gain (loss) on shares
   redeemed...................................     (2,260,018)   (2,206,377)   (1,431,415)      (3,104,763)      28,940
  Net change in unrealized gain (loss) on
   investments................................     (5,736,625)   (3,293,153)   (5,382,931)      (3,444,372)     (23,814)
                                                 ------------   -----------   -----------      -----------     --------

NET GAIN (LOSS) ON INVESTMENTS................     (6,292,595)   (3,293,969)   (2,944,098)      (4,565,385)       5,126
                                                 ------------   -----------   -----------      -----------     --------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $ (7,613,942)  $(3,958,697)  $(3,877,884)     $(5,334,632)    $    344
                                                 ============   ===========   ===========      ===========     ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13

                              SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------

  PROFUND VP                                      PROFUND VP PROFUND VP
CONSUMER GOODS PROFUND VP PROFUND VP  PROFUND VP   MID-CAP    MID-CAP   PROFUND VP
  PORTFOLIO    FINANCIALS HEALTH CARE INDUSTRIALS   GROWTH     VALUE    REAL ESTATE
-------------- ---------- ----------- ----------- ---------- ---------- -----------
   $309,464    $ 460,756   $367,076    $289,434    $ 87,030   $80,928    $109,609
   --------    ---------   --------    --------    --------   -------    --------
   $309,464    $ 460,756   $367,076    $289,434    $ 87,030   $80,928    $109,609
   ========    =========   ========    ========    ========   =======    ========

   $309,464    $ 460,756   $367,076    $289,434    $ 87,030   $80,928    $109,609
   --------    ---------   --------    --------    --------   -------    --------
   $309,464    $ 460,756   $367,076    $289,434    $ 87,030   $80,928    $109,609
   ========    =========   ========    ========    ========   =======    ========

     27,614       83,052     33,986      32,874       8,510     8,634      12,429
   ========    =========   ========    ========    ========   =======    ========

      8,474       26,992     11,565       8,024       2,620     3,244       2,424
   $  36.52    $   17.07   $  31.74    $  36.07    $  33.22   $ 24.95    $  45.22
   $261,878    $ 456,661   $317,006    $253,921    $ 82,270   $73,276    $ 90,597


                              SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------

  PROFUND VP                                      PROFUND VP PROFUND VP
CONSUMER GOODS PROFUND VP PROFUND VP  PROFUND VP   MID-CAP    MID-CAP   PROFUND VP
  PORTFOLIO    FINANCIALS HEALTH CARE INDUSTRIALS   GROWTH     VALUE    REAL ESTATE
-------------- ---------- ----------- ----------- ---------- ---------- -----------
   $  4,038    $       0   $  1,182    $    947    $      0   $   113    $      0
   --------    ---------   --------    --------    --------   -------    --------

      4,688        7,239      5,777       4,995       1,427     1,097       1,951
   --------    ---------   --------    --------    --------   -------    --------

       (650)      (7,239)    (4,595)     (4,048)     (1,427)     (984)     (1,951)
   --------    ---------   --------    --------    --------   -------    --------

          0            0          0           0           0         0           0
     24,821      (18,867)    25,471      22,262       5,612     1,664      20,887
    (17,033)     (78,387)    (2,293)    (48,784)    (15,105)   (9,053)    (21,958)
   --------    ---------   --------    --------    --------   -------    --------

      7,788      (97,254)    23,178     (26,522)     (9,493)   (7,389)     (1,071)
   --------    ---------   --------    --------    --------   -------    --------

   $  7,138    $(104,493)  $ 18,583    $(30,570)   $(10,920)  $(8,373)   $ (3,022)
   ========    =========   ========    ========    ========   =======    ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

                                                                        SUBACCOUNTS
                                               -------------------------------------------------------------


                                               PROFUND VP PROFUND VP                               PROFUND VP
                                               SMALL-CAP  SMALL-CAP      PROFUND VP     PROFUND VP LARGE-CAP
                                                 GROWTH     VALUE    TELECOMMUNICATIONS UTILITIES    GROWTH
                                               ---------- ---------- ------------------ ---------- ----------
ASSETS
  Investment in the portfolios, at fair value.  $26,096    $19,259        $254,740       $258,742   $36,943
                                                -------    -------        --------       --------   -------
  Net Assets..................................  $26,096    $19,259        $254,740       $258,742   $36,943
                                                =======    =======        ========       ========   =======

NET ASSETS, representing:
  Accumulation units..........................  $26,096    $19,259        $254,740       $258,742   $36,943
                                                -------    -------        --------       --------   -------
                                                $26,096    $19,259        $254,740       $258,742   $36,943
                                                =======    =======        ========       ========   =======

  Units outstanding...........................    2,491      1,988          28,944         27,191     3,831
                                                =======    =======        ========       ========   =======

  Portfolio shares held.......................      900        736          34,102          7,969     1,068
  Portfolio net asset value per share.........  $ 29.00    $ 26.17        $   7.47       $  32.47   $ 34.60
  Investment in portfolio shares, at cost.....  $23,340    $16,900        $237,502       $224,280   $33,464

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                        SUBACCOUNTS
                                               -------------------------------------------------------------


                                               PROFUND VP PROFUND VP                               PROFUND VP
                                               SMALL-CAP  SMALL-CAP      PROFUND VP     PROFUND VP LARGE-CAP
                                                 GROWTH     VALUE    TELECOMMUNICATIONS UTILITIES    GROWTH
                                               ---------- ---------- ------------------ ---------- ----------
INVESTMENT INCOME
  Dividend income.............................  $     0    $     0        $  7,704       $  6,639   $     0
                                                -------    -------        --------       --------   -------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................      383        342           3,871          3,986       824
                                                -------    -------        --------       --------   -------

NET INVESTMENT INCOME (LOSS)..................     (383)      (342)          3,833          2,653      (824)
                                                -------    -------        --------       --------   -------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........       43          0               0              0         0
  Realized gain (loss) on shares
   redeemed...................................    3,513      2,484           1,355         14,234     5,278
  Net change in unrealized gain (loss) on
   investments................................   (4,807)    (4,269)        (17,520)        14,867    (6,626)
                                                -------    -------        --------       --------   -------

NET GAIN (LOSS) ON INVESTMENTS................   (1,251)    (1,785)        (16,165)        29,101    (1,348)
                                                -------    -------        --------       --------   -------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $(1,634)   $(2,127)       $(12,332)      $ 31,754   $(2,172)
                                                =======    =======        ========       ========   =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15

                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
                                                        CREDIT SUISSE                                 WELLS FARGO
                                                            TRUST                                     ADVANTAGE VT
PROFUND VP  AST BOND   AST JENNISON     AST JENNISON    INTERNATIONAL                                 CORE EQUITY
LARGE-CAP   PORTFOLIO    LARGE-CAP       LARGE-CAP     EQUITY FLEX III    AST BOND       AST BOND      PORTFOLIO
  VALUE       2020    VALUE PORTFOLIO GROWTH PORTFOLIO   PORTFOLIO*    PORTFOLIO 2017 PORTFOLIO 2021 SHARE CLASS 1*
----------  --------- --------------- ---------------- --------------- -------------- -------------- --------------
 $140,580   $745,887    $3,336,250       $4,657,450       $       0     $21,132,370    $33,532,170      $      0
 --------   --------    ----------       ----------       ---------     -----------    -----------      --------
 $140,580   $745,887    $3,336,250       $4,657,450       $       0     $21,132,370    $33,532,170      $      0
 ========   ========    ==========       ==========       =========     ===========    ===========      ========

 $140,580   $745,887    $3,336,250       $4,657,450       $       0     $21,132,370    $33,532,170      $      0
 --------   --------    ----------       ----------       ---------     -----------    -----------      --------
 $140,580   $745,887    $3,336,250       $4,657,450       $       0     $21,132,370    $33,532,170      $      0
 ========   ========    ==========       ==========       =========     ===========    ===========      ========

   17,584     65,882       338,692          435,071               0       1,835,904      2,641,568             0
 ========   ========    ==========       ==========       =========     ===========    ===========      ========

    5,902     72,699       298,146          382,385               0       1,820,187      2,489,396             0
 $  23.82   $  10.26    $    11.19       $    12.18       $    0.00     $     11.61    $     13.47      $   0.00
 $130,730   $716,660    $3,370,552       $4,635,012       $       0     $20,729,162    $31,534,227      $      0


                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
                                                        CREDIT SUISSE                                 WELLS FARGO
                                                            TRUST                                     ADVANTAGE VT
PROFUND VP  AST BOND   AST JENNISON     AST JENNISON    INTERNATIONAL                                 CORE EQUITY
LARGE-CAP   PORTFOLIO    LARGE-CAP       LARGE-CAP     EQUITY FLEX III    AST BOND       AST BOND      PORTFOLIO
  VALUE       2020    VALUE PORTFOLIO GROWTH PORTFOLIO   PORTFOLIO*    PORTFOLIO 2017 PORTFOLIO 2021 SHARE CLASS 1*
----------  --------- --------------- ---------------- --------------- -------------- -------------- --------------
 $  1,069   $ 25,512    $   12,531       $        0       $  26,038     $     3,243    $    10,985      $  3,426
 --------   --------    ----------       ----------       ---------     -----------    -----------      --------

    2,097     40,704        62,972           67,085           9,848         165,580        361,836         3,510
 --------   --------    ----------       ----------       ---------     -----------    -----------      --------

   (1,028)   (15,192)      (50,441)         (67,085)         16,190        (162,337)      (350,851)          (84)
 --------   --------    ----------       ----------       ---------     -----------    -----------      --------

        0    317,874        14,020                0               0          23,155              0        74,422
      856    (10,202)     (334,662)        (137,141)        (57,016)         83,003      1,239,362       (49,779)
   (8,180)    32,756      (267,112)        (158,484)        (99,917)        403,543      2,052,415       (59,595)
 --------   --------    ----------       ----------       ---------     -----------    -----------      --------

   (7,324)   340,428      (587,754)        (295,625)       (156,933)        509,701      3,291,777       (34,952)
 --------   --------    ----------       ----------       ---------     -----------    -----------      --------

 $ (8,352)  $325,236    $ (638,195)      $ (362,710)      $(140,743)    $   347,364    $ 2,940,926      $(35,036)
 ========   ========    ==========       ==========       =========     ===========    ===========      ========

*  The subaccount is no longer available for investment as of December 31, 2011.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

                                                                                 SUBACCOUNTS
                                               -------------------------------------------------------------------------------
                                                 WELLS FARGO      WELLS FARGO     WELLS FARGO      WELLS FARGO
                                                  ADVANTAGE      ADVANTAGE VT     ADVANTAGE VT    ADVANTAGE VT
                                               VT INTERNATIONAL  OMEGA GROWTH   SMALL CAP GROWTH SMALL CAP VALUE
                                               EQUITY PORTFOLIO PORTFOLIO SHARE PORTFOLIO SHARE  PORTFOLIO SHARE    AST BOND
                                                SHARE CLASS 1       CLASS 1         CLASS 1          CLASS 1     PORTFOLIO 2022
                                               ---------------- --------------- ---------------- --------------- --------------
ASSETS
  Investment in the portfolios, at fair value.     $205,566        $325,918          $   0           $60,792      $15,603,787
                                                   --------        --------          -----           -------      -----------
  Net Assets..................................     $205,566        $325,918          $   0           $60,792      $15,603,787
                                                   ========        ========          =====           =======      ===========

NET ASSETS, representing:
  Accumulation units..........................     $205,566        $325,918          $   0           $60,792      $15,603,787
                                                   --------        --------          -----           -------      -----------
                                                   $205,566        $325,918          $   0           $60,792      $15,603,787
                                                   ========        ========          =====           =======      ===========

  Units outstanding...........................       16,691         178,914              0             5,634        1,301,756
                                                   ========        ========          =====           =======      ===========

  Portfolio shares held.......................       43,096          14,307              0             7,298        1,274,819
  Portfolio net asset value per share.........     $   4.77        $  22.78          $7.71           $  8.33      $     12.24
  Investment in portfolio shares, at cost.....     $205,668        $274,887          $   0           $53,818      $15,006,067

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                                 SUBACCOUNTS
                                               -------------------------------------------------------------------------------
                                                 WELLS FARGO      WELLS FARGO     WELLS FARGO      WELLS FARGO
                                                  ADVANTAGE      ADVANTAGE VT     ADVANTAGE VT    ADVANTAGE VT
                                               VT INTERNATIONAL  OMEGA GROWTH   SMALL CAP GROWTH SMALL CAP VALUE
                                               EQUITY PORTFOLIO PORTFOLIO SHARE PORTFOLIO SHARE  PORTFOLIO SHARE    AST BOND
                                                SHARE CLASS 1       CLASS 1         CLASS 1          CLASS 1     PORTFOLIO 2022
                                               ---------------- --------------- ---------------- --------------- --------------
INVESTMENT INCOME
  Dividend income.............................     $  1,434        $      0          $   0           $   585      $         0
                                                   --------        --------          -----           -------      -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................        3,961           6,228              0             1,097           94,888
                                                   --------        --------          -----           -------      -----------

NET INVESTMENT INCOME (LOSS)..................       (2,527)         (6,228)             0              (512)         (94,888)
                                                   --------        --------          -----           -------      -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........       10,094           3,129              0                 0                0
  Realized gain (loss) on shares
   redeemed...................................        1,817           5,466              1               888          133,351
  Net change in unrealized gain (loss) on
   investments................................      (43,492)        (27,460)            (1)           (6,272)         597,720
                                                   --------        --------          -----           -------      -----------

NET GAIN (LOSS) ON INVESTMENTS................      (31,581)        (18,865)             0            (5,384)         731,071
                                                   --------        --------          -----           -------      -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................     $(34,108)       $(25,093)         $   0           $(5,896)     $   636,183
                                                   ========        ========          =====           =======      ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17

                            SUBACCOUNTS (CONTINUED)
         -------------------------------------------------------------

                            WELLS FARGO
           AST BLACKROCK    ADVANTAGE VT  AST PRUDENTIAL AST NEUBERGER
         GLOBAL STRATEGIES  OPPORTUNITY     CORE BOND     BERMAN CORE
             PORTFOLIO     FUND - CLASS 1   PORTFOLIO    BOND PORTFOLIO
         ----------------- -------------- -------------- --------------
            $44,313,773       $268,073       $360,304       $444,289
            -----------       --------       --------       --------
            $44,313,773       $268,073       $360,304       $444,289
            ===========       ========       ========       ========

            $44,313,773       $268,073       $360,304       $444,289
            -----------       --------       --------       --------
            $44,313,773       $268,073       $360,304       $444,289
            ===========       ========       ========       ========

              4,834,702         25,046         35,775         44,118
            ===========       ========       ========       ========

              4,780,342         15,407         35,533         43,859
            $      9.27       $  17.40       $  10.14       $  10.13
            $46,506,773       $254,502       $357,389       $441,183


                            SUBACCOUNTS (CONTINUED)
         -------------------------------------------------------------

                            WELLS FARGO
           AST BLACKROCK    ADVANTAGE VT  AST PRUDENTIAL AST NEUBERGER
         GLOBAL STRATEGIES  OPPORTUNITY     CORE BOND     BERMAN CORE
             PORTFOLIO     FUND - CLASS 1   PORTFOLIO    BOND PORTFOLIO
         ----------------- -------------- -------------- --------------
            $         0       $      0       $      0       $      0
            -----------       --------       --------       --------

                412,731          1,571            370            518
            -----------       --------       --------       --------

               (412,731)        (1,571)          (370)          (518)
            -----------       --------       --------       --------

                      0              0              0              0
               (384,884)            80             18              2
             (2,193,000)        13,571          2,915          3,106
            -----------       --------       --------       --------

             (2,577,884)        13,651          2,933          3,108
            -----------       --------       --------       --------

            $(2,990,615)      $ 12,080       $  2,563       $  2,590
            ===========       ========       ========       ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                    SUBACCOUNTS
                                   -------------------------------------------------------------------------------
                                    PRUDENTIAL MONEY MARKET   PRUDENTIAL DIVERSIFIED BOND     PRUDENTIAL EQUITY
                                           PORTFOLIO                  PORTFOLIO                   PORTFOLIO
                                   -------------------------  --------------------------  ------------------------
                                    01/01/2011   01/01/2010    01/01/2011    01/01/2010    01/01/2011   01/01/2010
                                        TO           TO            TO            TO            TO           TO
                                    12/31/2011   12/31/2010    12/31/2011    12/31/2010    12/31/2011   12/31/2010
                                   -----------  ------------  -----------   -----------   -----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $  (280,119) $   (329,602) $   788,589   $   816,500   $  (167,794) $  (147,077)
  Capital gains distributions
   received.......................           0             0      626,795       380,617             0            0
  Realized gain (loss) on shares
   redeemed.......................           0             0      251,851       293,552      (211,841)    (717,892)
  Net change in unrealized gain
   (loss) on investments..........           0             0      (53,592)    1,075,759      (625,359)   3,097,674
                                   -----------  ------------  -----------   -----------   -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    (280,119)     (329,602)   1,613,643     2,566,428    (1,004,994)   2,232,705
                                   -----------  ------------  -----------   -----------   -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     246,545        97,581      125,726        52,609       103,894       55,127
  Annuity Payments................     (43,772)     (113,370)     (39,049)     (112,208)     (205,140)    (107,515)
  Surrenders, withdrawals and
   death benefits.................  (4,593,592)   (4,563,747)  (3,209,635)   (4,822,137)   (2,190,802)  (2,134,134)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     654,286     8,990,751      263,660       574,766      (501,118)    (711,122)
  Withdrawal and other
   charges........................     (14,037)      (17,768)     (11,153)      (12,280)      (18,660)     (19,636)
                                   -----------  ------------  -----------   -----------   -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (3,750,570)    4,393,447   (2,870,451)   (4,319,250)   (2,811,826)  (2,917,280)
                                   -----------  ------------  -----------   -----------   -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (4,030,689)    4,063,845   (1,256,808)   (1,752,822)   (3,816,820)    (684,575)

NET ASSETS
  Beginning of period.............  22,913,347    18,849,502   27,735,600    29,488,422    24,169,970   24,854,545
                                   -----------  ------------  -----------   -----------   -----------  -----------
  End of period................... $18,882,658  $ 22,913,347  $26,478,792   $27,735,600   $20,353,150  $24,169,970
                                   ===========  ============  ===========   ===========   ===========  ===========

  Beginning units.................  18,414,358    15,430,381   13,115,233    15,202,406    12,475,419   14,144,035
                                   -----------  ------------  -----------   -----------   -----------  -----------
  Units issued....................   3,837,949    13,202,419      483,619       943,367       141,157      243,744
  Units redeemed..................  (7,170,402)  (10,218,442)  (1,794,312)   (3,030,540)   (1,591,196)  (1,912,360)
                                   -----------  ------------  -----------   -----------   -----------  -----------
  Ending units....................  15,081,905    18,414,358   11,804,540    13,115,233    11,025,380   12,475,419
                                   ===========  ============  ===========   ===========   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19

                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------
    PRUDENTIAL VALUE        PRUDENTIAL HIGH YIELD BOND  PRUDENTIAL STOCK INDEX      PRUDENTIAL GLOBAL
        PORTFOLIO                   PORTFOLIO                  PORTFOLIO                PORTFOLIO
------------------------    ------------------------   ------------------------  -----------------------
 01/01/2011     01/01/2010   01/01/2011    01/01/2010   01/01/2011   01/01/2010   01/01/2011  01/01/2010
     TO             TO           TO            TO           TO           TO           TO          TO
 12/31/2011     12/31/2010   12/31/2011    12/31/2010   12/31/2011   12/31/2010   12/31/2011  12/31/2010
-----------    -----------  -----------   -----------  -----------  -----------  -----------  ----------
$  (146,740)   $  (151,949) $ 1,373,509   $ 1,680,340  $    43,098  $    84,006  $     8,149  $    9,214

          0              0            0             0            0            0            0           0
   (472,832)    (1,161,913)    (136,950)     (346,877)     (34,971)    (714,371)     (38,730)   (112,720)
 (1,512,573)     4,506,279     (415,432)    1,509,860      193,315    3,864,660     (452,439)    779,526
-----------    -----------  -----------   -----------  -----------  -----------  -----------  ----------

 (2,132,145)     3,192,417      821,127     2,843,323      201,442    3,234,295     (483,020)    676,020
-----------    -----------  -----------   -----------  -----------  -----------  -----------  ----------

     38,416         81,964       44,014        54,674      103,001       91,812       17,713      19,690
    (27,555)      (135,822)     (41,041)      (66,492)    (133,194)     (71,084)     (37,081)     (2,227)
 (3,546,889)    (2,981,018)  (3,020,998)   (3,357,112)  (2,908,177)  (2,609,435)    (651,159)   (529,983)
   (491,024)     9,782,661     (566,559)     (158,785)  (1,100,751)    (909,617)    (156,477)   (150,571)
    (42,623)       (38,892)     (27,624)      (30,992)     (27,972)     (28,237)      (7,007)     (7,182)
-----------    -----------  -----------   -----------  -----------  -----------  -----------  ----------

 (4,069,675)     6,708,893   (3,612,208)   (3,558,707)  (4,067,093)  (3,526,561)    (834,011)   (670,273)
-----------    -----------  -----------   -----------  -----------  -----------  -----------  ----------

 (6,201,820)     9,901,310   (2,791,081)     (715,384)  (3,865,651)    (292,266)  (1,317,031)      5,747

 34,988,834     25,087,524   24,396,230    25,111,614   27,983,235   28,275,501    6,684,999   6,679,252
-----------    -----------  -----------   -----------  -----------  -----------  -----------  ----------
$28,787,014    $34,988,834  $21,605,149   $24,396,230  $24,117,584  $27,983,235  $ 5,367,968  $6,684,999
===========    ===========  ===========   ===========  ===========  ===========  ===========  ==========

 16,908,321     11,984,256    7,412,235     8,609,604   16,877,441   19,203,436    4,001,680   4,460,369
-----------    -----------  -----------   -----------  -----------  -----------  -----------  ----------
    277,200      7,197,972      172,243       380,325      535,922      882,431       78,774     142,021
 (2,364,484)    (2,273,907)  (1,102,370)   (1,577,694)  (3,069,089)  (3,208,426)    (585,370)   (600,710)
-----------    -----------  -----------   -----------  -----------  -----------  -----------  ----------
 14,821,037     16,908,321    6,482,108     7,412,235   14,344,274   16,877,441    3,495,084   4,001,680
===========    ===========  ===========   ===========  ===========  ===========  ===========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A20

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                  SUBACCOUNTS
                                   ---------------------------------------------------------------------------
                                                                   PRUDENTIAL                T. ROWE PRICE
                                      PRUDENTIAL JENNISON    SMALL CAPITALIZATION STOCK   INTERNATIONAL STOCK
                                           PORTFOLIO                PORTFOLIO                  PORTFOLIO
                                   ------------------------  -------------------------  ----------------------
                                    01/01/2011   01/01/2010  01/01/2011    01/01/2010   01/01/2011  01/01/2010
                                        TO           TO          TO            TO           TO          TO
                                    12/31/2011   12/31/2010  12/31/2011    12/31/2010   12/31/2011  12/31/2010
                                   -----------  -----------  ----------    ----------   ----------  ----------
OPERATIONS
  Net investment income
   (loss)......................... $  (295,693) $  (256,206) $  (27,624)   $  (25,682)  $      881  $  (10,444)
  Capital gains distributions
   received.......................           0            0      63,415             0            0       6,438
  Realized gain (loss) on shares
   redeemed.......................     406,976     (287,615)     43,769       (90,510)        (308)    (39,718)
  Net change in unrealized gain
   (loss) on investments..........    (270,329)   3,061,588    (122,408)    1,124,583     (276,997)    296,097
                                   -----------  -----------   ----------   ----------   ----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    (159,046)   2,517,767     (42,848)    1,008,391     (276,424)    252,373
                                   -----------  -----------   ----------   ----------   ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     122,286       92,706       5,188         7,738        1,487       1,797
  Annuity Payments................     (80,628)     (70,679)    (18,663)       (2,669)     (13,833)          0
  Surrenders, withdrawals and
   death benefits.................  (3,012,651)  (2,354,929)   (549,818)     (597,463)    (286,228)   (269,286)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    (781,997)     942,595     134,343       (74,497)     (23,792)     37,889
  Withdrawal and other
   charges........................     (24,422)     (24,175)     (2,253)       (2,454)        (783)       (890)
                                   -----------  -----------   ----------   ----------   ----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (3,777,412)  (1,414,482)   (431,203)     (669,345)    (323,149)   (230,490)
                                   -----------  -----------   ----------   ----------   ----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (3,936,458)   1,103,285    (474,051)      339,046     (599,573)     21,883

NET ASSETS
  Beginning of period.............  27,512,169   26,408,884   4,949,568     4,610,522    2,254,286   2,232,403
                                   -----------  -----------   ----------   ----------   ----------  ----------
  End of period................... $23,575,711  $27,512,169  $4,475,517    $4,949,568   $1,654,713  $2,254,286
                                   ===========  ===========   ==========   ==========   ==========  ==========

  Beginning units.................  15,574,177   16,183,229   1,832,332     2,117,993    1,531,675   1,706,365
                                   -----------  -----------   ----------   ----------   ----------  ----------
  Units issued....................     364,774    1,777,641     137,917       134,489       66,946     209,207
  Units redeemed..................  (2,660,045)  (2,386,693)   (298,479)     (420,150)    (293,222)   (383,897)
                                   -----------  -----------   ----------   ----------   ----------  ----------
  Ending units....................  13,278,906   15,574,177   1,671,770     1,832,332    1,305,399   1,531,675
                                   ===========  ===========   ==========   ==========   ==========  ==========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21

                                      SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------
                                                       JANUS ASPEN JANUS        JANUS ASPEN OVERSEAS
 T. ROWE PRICE EQUITY     INVESCO V.I. CORE EQUITY  PORTFOLIO - INSTITUTIONAL PORTFOLIO - INSTITUTIONAL
   INCOME PORTFOLIO                 FUND                     SHARES                    SHARES
----------------------    ------------------------  -----------------------   ------------------------
01/01/2011    01/01/2010   01/01/2011   01/01/2010   01/01/2011   01/01/2010   01/01/2011   01/01/2010
    TO            TO           TO           TO           TO           TO           TO           TO
12/31/2011    12/31/2010   12/31/2011   12/31/2010   12/31/2011   12/31/2010   12/31/2011   12/31/2010
----------    ----------  -----------  -----------  -----------   ----------  -----------  -----------
$   23,458    $   35,141  $   (43,837) $   (44,096) $   (45,194)  $  (18,073) $  (110,342) $  (101,412)
         0             0            0            0            0            0      114,744            0
    18,572      (100,702)     171,309       51,243      (64,806)    (178,498)     799,976      989,607
  (169,511)      945,058     (229,269)     778,876     (249,040)     909,856   (5,251,141)   2,156,148
----------    ----------  -----------  -----------  -----------   ----------  -----------  -----------

  (127,481)      879,497     (101,797)     786,023     (359,040)     713,285   (4,446,763)   3,044,343
----------    ----------  -----------  -----------  -----------   ----------  -----------  -----------

     6,398         5,329        8,200       12,678        1,696       11,170       14,222       16,414
         0          (991)      (7,426)     (79,722)     (28,139)     (24,597)     (98,634)    (118,261)
  (644,061)     (929,062)  (1,004,438)  (1,101,506)    (702,937)    (829,305)  (1,673,328)  (1,966,420)
  (145,301)       75,936     (236,795)     (42,956)      (3,890)     (58,508)       5,912     (362,383)
    (2,986)       (3,436)      (5,288)      (6,011)      (3,302)      (3,947)      (5,081)      (6,439)
----------    ----------  -----------  -----------  -----------   ----------  -----------  -----------

  (785,950)     (852,224)  (1,245,747)  (1,217,517)    (736,572)    (905,187)  (1,756,909)  (2,437,089)
----------    ----------  -----------  -----------  -----------   ----------  -----------  -----------

  (913,431)       27,273   (1,347,544)    (431,494)  (1,095,612)    (191,902)  (6,203,672)     607,254

 7,300,410     7,273,137   10,422,649   10,854,143    6,072,724    6,264,626   14,939,049   14,331,795
----------    ----------  -----------  -----------  -----------   ----------  -----------  -----------
$6,386,979    $7,300,410  $ 9,075,105  $10,422,649  $ 4,977,112   $6,072,724  $ 8,735,377  $14,939,049
==========    ==========  ===========  ===========  ===========   ==========  ===========  ===========

 3,462,271     3,900,813    5,770,912    6,507,705    3,767,484    4,392,746    3,325,293    3,936,738
----------    ----------  -----------  -----------  -----------   ----------  -----------  -----------
    51,035       190,930       43,731      198,443      116,004      137,281      128,634       73,108
  (421,146)     (629,472)    (725,448)    (935,236)    (594,123)    (762,543)    (549,975)    (684,553)
----------    ----------  -----------  -----------  -----------   ----------  -----------  -----------
 3,092,160     3,462,271    5,089,195    5,770,912    3,289,365    3,767,484    2,903,952    3,325,293
==========    ==========  ===========  ===========  ===========   ==========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A22

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                 SUBACCOUNTS
                                   ----------------------------------------------------------------------
                                   MFS(R) RESEARCH SERIES - MFS(R) GROWTH SERIES -    AMERICAN CENTURY VP
                                        INITIAL CLASS            INITIAL CLASS            VALUE FUND
                                   ----------------------   ----------------------  ----------------------
                                   01/01/2011   01/01/2010  01/01/2011  01/01/2010  01/01/2011  01/01/2010
                                       TO           TO          TO          TO          TO          TO
                                   12/31/2011   12/31/2010  12/31/2011  12/31/2010  12/31/2011  12/31/2010
                                   ----------   ----------  ----------  ----------  ----------  ----------
OPERATIONS
  Net investment income
   (loss)......................... $   (9,407)  $   (8,217) $  (75,971) $  (80,750) $   15,473  $   20,525
  Capital gains distributions
   received.......................          0            0           0           0           0           0
  Realized gain (loss) on shares
   redeemed.......................     24,336       (7,198)     60,900     (61,626)    (41,939)    (90,087)
  Net change in unrealized gain
   (loss) on investments..........    (45,278)     255,918     (74,274)    959,610      22,732     351,220
                                   ----------   ----------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    (30,349)     240,503     (89,345)    817,234      (3,734)    281,658
                                   ----------   ----------  ----------  ----------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      3,791        3,160      10,683      36,687       3,623       3,275
  Annuity Payments................          0      (14,522)    (16,581)    (32,450)          0      (1,338)
  Surrenders, withdrawals and
   death benefits.................   (197,731)    (122,235)   (616,480)   (666,831)   (203,523)   (336,208)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    (67,083)     (11,996)   (171,257)    (25,246)    (36,850)     82,146
  Withdrawal and other
   charges........................       (940)      (1,043)     (3,438)     (3,892)       (978)     (1,085)
                                   ----------   ----------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   (261,963)    (146,636)   (797,073)   (691,732)   (237,728)   (253,210)
                                   ----------   ----------  ----------  ----------  ----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   (292,312)      93,867    (886,418)    125,502    (241,462)     28,448

NET ASSETS
  Beginning of period.............  1,901,572    1,807,705   6,676,779   6,551,277   2,648,974   2,620,526
                                   ----------   ----------  ----------  ----------  ----------  ----------
  End of period................... $1,609,260   $1,901,572  $5,790,361  $6,676,779  $2,407,512  $2,648,974
                                   ==========   ==========  ==========  ==========  ==========  ==========

  Beginning units.................  1,148,688    1,248,044   3,974,850   4,434,949   1,337,254   1,480,875
                                   ----------   ----------  ----------  ----------  ----------  ----------
  Units issued....................      8,059       38,831      44,551     188,316      55,148      70,642
  Units redeemed..................   (166,567)    (138,187)   (511,924)   (648,415)   (171,044)   (214,263)
                                   ----------   ----------  ----------  ----------  ----------  ----------
  Ending units....................    990,180    1,148,688   3,507,477   3,974,850   1,221,358   1,337,254
                                   ==========   ==========  ==========  ==========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                                   SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL-MID CAP                                                   ALLIANCEBERNSTEIN VPS
   GROWTH SECURITIES         PRUDENTIAL JENNISON 20/20       DAVIS VALUE         LARGE CAP GROWTH
    FUND - CLASS 2               FOCUS PORTFOLIO              PORTFOLIO          PORTFOLIO CLASS B
---------------------------  ------------------------  ----------------------  --------------------
01/01/2011     01/01/2010    01/01/2011   01/01/2010   01/01/2011  01/01/2010  01/01/2011 01/01/2010
    TO             TO            TO           TO           TO          TO          TO         TO
12/31/2011     12/31/2010    12/31/2011   12/31/2010   12/31/2011  12/31/2010  12/31/2011 12/31/2010
----------     ----------    ----------   ----------   ----------  ----------  ---------- ----------
$  (40,894)    $  (37,025)   $  (59,023)  $  (63,853)  $  (13,965) $   (2,068) $  (6,775) $  (5,274)
         0              0             0            0      170,802           0          0          0
    29,089        (57,392)      135,768       47,158       20,762      (9,119)    (4,784)    (9,734)
  (162,699)       718,960      (291,919)     302,015     (319,761)    265,010    (16,901)    51,602
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------

  (174,504)       624,543      (215,174)     285,320     (142,162)    253,823    (28,460)    36,594
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------

     2,986          5,341         3,248        1,523        4,657       4,039      2,336          0
         0           (444)      (53,940)           0            0           0          0          0
  (298,676)      (229,792)     (602,712)    (535,989)    (237,379)   (313,858)   (50,417)   (65,415)
   129,317         78,028        90,954      123,751       58,067      27,859     48,194     34,049
    (1,384)        (1,450)       (1,718)      (1,928)        (823)       (938)      (187)      (138)
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------

  (167,757)      (148,317)     (564,168)    (412,643)    (175,478)   (282,898)       (74)   (31,504)
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------

  (342,261)       476,226      (779,342)    (127,323)    (317,640)    (29,075)   (28,534)     5,090

 2,999,640      2,523,414     4,806,667    4,933,990    2,499,002   2,528,077    495,104    490,014
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------
$2,657,379     $2,999,640    $4,027,325   $4,806,667   $2,181,362  $2,499,002  $ 466,570  $ 495,104
 ==========     ==========   ==========   ==========   ==========  ==========  =========  =========

 1,608,281      1,701,914     2,744,426    2,995,359    2,277,948   2,562,604    794,616    851,577
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------
   142,782        194,419       133,797      304,421      159,264     149,656    137,262    108,752
  (239,610)      (288,052)     (445,045)    (555,354)    (333,068)   (434,312)  (146,791)  (165,713)
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------
 1,511,453      1,608,281     2,433,178    2,744,426    2,104,144   2,277,948    785,087    794,616
 ==========     ==========   ==========   ==========   ==========  ==========  =========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A24

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                  SUBACCOUNTS
                                   ------------------------------------------------------------------------------------
                                    PRUDENTIAL SP SMALL CAP  JANUS ASPEN JANUS PORTFOLIO - PRUDENTIAL SP PRUDENTIAL U.S.
                                        VALUE PORTFOLIO         SERVICE SHARES             EMERGING GROWTH PORTFOLIO
                                   ------------------------  ----------------------------  ----------------------------
                                    01/01/2011   01/01/2010  01/01/2011     01/01/2010      01/01/2011     01/01/2010
                                        TO           TO          TO             TO              TO             TO
                                    12/31/2011   12/31/2010  12/31/2011     12/31/2010      12/31/2011     12/31/2010
                                   -----------  -----------  ----------     ----------      -----------    -----------
OPERATIONS
  Net investment income
   (loss)......................... $   (97,941) $  (113,974) $  (6,247)      $ (6,804)     $   (98,620)   $  (101,127)
  Capital gains distributions
   received.......................           0            0          0              0           86,893              0
  Realized gain (loss) on shares
   redeemed.......................     (91,016)    (264,898)    45,906          6,761          290,994        (29,799)
  Net change in unrealized gain
   (loss) on investments..........    (192,952)   3,213,846    (64,047)        74,767         (175,094)     1,578,096
                                   -----------  -----------  ---------       --------       -----------    -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    (381,909)   2,834,974    (24,388)        74,724          104,173      1,447,170
                                   -----------  -----------  ---------       --------       -----------    -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      11,683       15,834        431            488           15,909         39,446
  Annuity Payments................     (16,710)           0          0              0                0        (41,408)
  Surrenders, withdrawals and
   death benefits.................  (1,407,904)    (792,416)  (124,939)       (29,565)      (1,585,027)      (673,790)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (2,553,192)    (449,529)   (95,065)        89,544         (202,395)     3,946,156
  Withdrawal and other
   charges........................     (28,141)     (40,630)      (814)          (822)         (23,760)       (18,984)
                                   -----------  -----------  ---------       --------       -----------    -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (3,994,264)  (1,266,741)  (220,387)        59,645       (1,795,273)     3,251,420
                                   -----------  -----------  ---------       --------       -----------    -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (4,376,173)   1,568,233   (244,775)       134,369       (1,691,100)     4,698,590

NET ASSETS
  Beginning of period.............  14,069,889   12,501,656    667,733        533,364       10,859,059      6,160,469
                                   -----------  -----------  ---------       --------       -----------    -----------
  End of period................... $ 9,693,716  $14,069,889  $ 422,958       $667,733      $ 9,167,959    $10,859,059
                                   ===========  ===========  =========       ========       ===========    ===========

  Beginning units.................   7,783,323    8,610,683    679,019        566,315        5,711,766      3,804,774
                                   -----------  -----------  ---------       --------       -----------    -----------
  Units issued....................     218,571      190,447     21,611        170,316          441,164      2,631,571
  Units redeemed..................  (2,366,352)  (1,017,807)  (272,553)       (57,612)      (1,388,761)      (724,579)
                                   -----------  -----------  ---------       --------       -----------    -----------
  Ending units....................   5,635,542    7,783,323    428,077        679,019        4,764,169      5,711,766
                                   ===========  ===========  =========       ========       ===========    ===========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25

                                      SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
PRUDENTIAL SP GROWTH ASSET   PRUDENTIAL SP INTERNATIONAL PRUDENTIAL SP INTERNATIONAL    AST GOLDMAN SACHS
   ALLOCATION PORTFOLIO          GROWTH PORTFOLIO            VALUE PORTFOLIO         LARGE-CAP VALUE PORTFOLIO
-------------------------    --------------------------  --------------------------  -----------------------
 01/01/2011      01/01/2010   01/01/2011    01/01/2010   01/01/2011    01/01/2010     01/01/2011   01/01/2010
     TO              TO           TO            TO           TO            TO             TO           TO
04/29/2011**     12/31/2010   12/31/2011    12/31/2010   12/31/2011    12/31/2010     12/31/2011   12/31/2010
------------    -----------   -----------   ----------   ----------    ----------    -----------   ----------
$   (178,702)   $    76,822  $    (8,300)   $     (605)  $   26,707    $   20,375    $   (49,501)  $  (11,542)
           0              0            0             0            0             0              0            0
     469,001       (696,384)    (191,568)     (190,972)    (136,178)     (182,395)      (653,090)     (33,995)
   1,574,550      4,069,674     (329,966)      584,283     (326,788)      451,092       (554,749)     613,067
------------    -----------   -----------   ----------    ----------    ----------   -----------   ----------

   1,864,849      3,450,112     (529,834)      392,706     (436,259)      289,072     (1,257,340)     567,530
------------    -----------   -----------   ----------    ----------    ----------   -----------   ----------

      80,272         83,186        4,968        16,114       24,408         4,581      5,343,435    4,403,584
           0              0            0          (545)           0             0              0            0
    (699,231)    (1,788,342)    (539,931)     (240,459)    (588,596)     (265,592)       (98,151)     (36,910)
 (32,688,465)    (1,781,424)    (151,614)      144,218       35,069       (70,302)    (2,583,179)     236,838
     (28,543)       (96,575)      (6,878)       (7,296)      (6,217)       (6,630)       (57,870)     (19,977)
------------    -----------   -----------   ----------    ----------    ----------   -----------   ----------

 (33,335,967)    (3,583,155)    (693,455)      (87,968)    (535,336)     (337,943)     2,604,235    4,583,535
------------    -----------   -----------   ----------    ----------    ----------   -----------   ----------

 (31,471,118)      (133,043)  (1,223,289)      304,738     (971,595)      (48,871)     1,346,895    5,151,065

  31,471,118     31,604,161    3,872,933     3,568,195    3,609,162     3,658,033      7,183,607    2,032,542
------------    -----------   -----------   ----------    ----------    ----------   -----------   ----------
$          0    $31,471,118  $ 2,649,644    $3,872,933   $2,637,567    $3,609,162    $ 8,530,502   $7,183,607
============    ===========   ===========   ==========    ==========    ==========   ===========   ==========

  17,273,536     19,040,642    2,752,691     2,842,174    2,287,701     2,566,672        721,811      254,383
------------    -----------   -----------   ----------    ----------    ----------   -----------   ----------
     150,306         78,296      107,559       347,161      117,961       184,521      1,199,167      622,105
 (17,423,842)    (1,845,402)    (642,842)     (436,644)    (461,170)     (463,492)    (1,014,373)    (154,677)
------------    -----------   -----------   ----------    ----------    ----------   -----------   ----------
           0     17,273,536    2,217,408     2,752,691    1,944,492     2,287,701        906,605      721,811
============    ===========   ===========   ==========    ==========    ==========   ===========   ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                   SUBACCOUNTS
                                   ---------------------------------------------------------------------------
                                     AST AMERICAN CENTURY    AST SCHRODERS MULTI-ASSET     AST COHEN & STEERS
                                   INCOME & GROWTH PORTFOLIO WORLD STRATEGIES PORTFOLIO     REALTY PORTFOLIO
                                   -----------------------   -------------------------  -----------------------
                                    01/01/2011   01/01/2010   01/01/2011    01/01/2010   01/01/2011  01/01/2010
                                        TO           TO           TO            TO           TO          TO
                                    12/31/2011   12/31/2010   12/31/2011    12/31/2010   12/31/2011  12/31/2010
                                   -----------   ----------  ------------  -----------  -----------  ----------
OPERATIONS
  Net investment income
   (loss)......................... $   (61,643)  $  (19,948) $   (101,547) $  (410,425) $   (85,685) $  (12,448)
  Capital gains distributions
   received.......................           0            0       979,487            0            0           0
  Realized gain (loss) on shares
   redeemed.......................    (269,379)      13,139    (2,016,922)      92,579     (235,309)      5,975
  Net change in unrealized gain
   (loss) on investments..........    (139,033)     711,292    (7,873,818)   5,575,513       79,302     684,278
                                   -----------   ----------  ------------  -----------  -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    (470,055)     704,483    (9,012,800)   5,257,667     (241,692)    677,805
                                   -----------   ----------  ------------  -----------  -----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................   6,263,169    4,451,679    60,348,216   54,692,805    5,729,775   3,738,801
  Annuity Payments................           0            0             0            0            0           0
  Surrenders, withdrawals and
   death benefits.................    (391,179)     (31,255)   (1,052,475)    (182,481)    (197,722)    (31,068)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (1,914,870)     161,787   (20,658,177)   3,006,385   (1,936,649)    600,037
  Withdrawal and other
   charges........................     (74,321)     (28,084)     (761,692)    (237,559)     (52,078)    (13,167)
                                   -----------   ----------  ------------  -----------  -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   3,882,799    4,554,127    37,875,872   57,279,150    3,543,326   4,294,603
                                   -----------   ----------  ------------  -----------  -----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   3,412,744    5,258,610    28,863,072   62,536,817    3,301,634   4,972,408

NET ASSETS
  Beginning of period.............   7,763,167    2,504,557    76,430,520   13,893,703    6,253,791   1,281,383
                                   -----------   ----------  ------------  -----------  -----------  ----------
  End of period................... $11,175,911   $7,763,167  $105,293,592  $76,430,520  $ 9,555,425  $6,253,791
                                   ===========   ==========  ============  ===========  ===========  ==========

  Beginning units.................     767,043      300,949     7,044,852    1,392,262      542,367     148,592
                                   -----------   ----------  ------------  -----------  -----------  ----------
  Units issued....................   1,307,129      612,727    11,330,820    6,763,098    1,038,140     482,571
  Units redeemed..................  (1,013,320)    (146,633)   (8,171,319)  (1,110,508)    (800,214)    (88,796)
                                   -----------   ----------  ------------  -----------  -----------  ----------
  Ending units....................   1,060,852      767,043    10,204,353    7,044,852      780,293     542,367
                                   ===========   ==========  ============  ===========  ===========  ==========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27

                                      SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC      AST BLACKROCK VALUE     AST NEUBERGER BERMAN          AST HIGH YIELD
 OPPORTUNITIES PORTFOLIO            PORTFOLIO        SMALL-CAP GROWTH PORTFOLIO        PORTFOLIO
-------------------------    ----------------------  -------------------------  -----------------------
 01/01/2011      01/01/2010  01/01/2011  01/01/2010   01/01/2011   01/01/2010    01/01/2011  01/01/2010
     TO              TO          TO          TO           TO           TO            TO          TO
 12/31/2011      12/31/2010  12/31/2011  12/31/2010  04/29/2011**  12/31/2010    12/31/2011  12/31/2010
------------    -----------  ----------  ----------  ------------  ----------   -----------  ----------
$   (623,603)   $  (531,515) $  (57,433) $  (13,979) $   (30,873)  $  (37,729)  $   520,629  $   89,930
           0              0           0           0            0            0             0           0
     417,664        412,964    (427,702)    (55,566)   1,450,641       42,075      (156,595)     63,971
  (2,330,731)     3,114,485    (196,127)    423,938     (720,624)     611,722      (336,919)    366,330
------------    -----------  ----------  ----------  -----------   ----------   -----------  ----------

  (2,536,670)     2,995,934    (681,262)    354,393      699,144      616,068        27,115     520,231
------------    -----------  ----------  ----------  -----------   ----------   -----------  ----------

  36,420,477     37,093,187   3,275,428     663,089    1,465,102    2,431,197     5,235,872   5,421,422
           0              0           0           0            0            0             0           0
  (1,759,666)      (665,302)    (82,293)    (70,126)    (137,007)     (45,628)     (387,782)   (173,832)
 (14,711,557)      (500,738)   (217,672)  1,907,191   (6,844,259)     482,965    (2,447,600)    203,876
    (509,960)      (216,106)    (30,120)     (7,585)     (13,406)     (15,557)      (61,966)    (22,369)
------------    -----------  ----------  ----------  -----------   ----------   -----------  ----------

  19,439,294     35,711,041   2,945,343   2,492,569   (5,529,570)   2,852,977     2,338,524   5,429,097
------------    -----------  ----------  ----------  -----------   ----------   -----------  ----------

  16,902,624     38,706,975   2,264,081   2,846,962   (4,830,426)   3,469,045     2,365,639   5,949,328

  68,276,581     29,569,606   3,785,927     938,965    4,830,426    1,361,381     9,044,080   3,094,752
------------    -----------  ----------  ----------  -----------   ----------   -----------  ----------
$ 85,179,205    $68,276,581  $6,050,008  $3,785,927  $         0   $4,830,426   $11,409,719  $9,044,080
============    ===========  ==========  ==========  ===========   ==========   ===========  ==========

   6,294,008      2,802,454     369,225     112,504      469,168      174,488       811,608     295,249
------------    -----------  ----------  ----------  -----------   ----------   -----------  ----------
   6,101,049      4,626,686     980,364     315,120      160,330      459,794       953,794     668,121
  (4,370,597)    (1,135,132)   (754,000)    (58,399)    (629,498)    (165,114)     (745,575)   (151,762)
------------    -----------  ----------  ----------  -----------   ----------   -----------  ----------
   8,024,460      6,294,008     595,589     369,225            0      469,168     1,019,827     811,608
============    ===========  ==========  ==========  ===========   ==========   ===========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                  SUBACCOUNTS
                                   ------------------------------------------------------------------------
                                        AST FEDERATED
                                      AGGRESSIVE GROWTH        AST MID-CAP VALUE       AST SMALL-CAP VALUE
                                          PORTFOLIO                PORTFOLIO                PORTFOLIO
                                   -----------------------  -----------------------  ----------------------
                                    01/01/2011  01/01/2010   01/01/2011  01/01/2010  01/01/2011  01/01/2010
                                        TO          TO           TO          TO          TO          TO
                                    12/31/2011  12/31/2010   12/31/2011  12/31/2010  12/31/2011  12/31/2010
                                   -----------  ----------  -----------  ----------  ----------  ----------
OPERATIONS
  Net investment income
   (loss)......................... $  (120,111) $  (36,199) $   (70,121) $  (32,176) $  (70,152) $  (36,929)
  Capital gains distributions
   received.......................           0           0            0           0           0           0
  Realized gain (loss) on shares
   redeemed.......................  (1,802,400)     (6,211)    (275,890)     35,081    (361,914)     (4,658)
  Net change in unrealized gain
   (loss) on investments..........  (1,242,562)    819,811     (586,466)    693,597    (565,184)    824,587
                                   -----------  ----------  -----------  ----------  ----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (3,165,073)    777,401     (932,477)    696,502    (997,250)    783,000
                                   -----------  ----------  -----------  ----------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................   3,475,193   2,035,852    2,723,023   2,463,379   1,942,517   1,621,878
  Annuity Payments................           0           0            0           0           0           0
  Surrenders, withdrawals and
   death benefits.................    (224,026)   (175,949)    (108,091)    (58,197)   (200,487)   (106,151)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   3,649,330   1,199,745   (1,146,512)  1,145,543    (487,086)  1,341,017
  Withdrawal and other
   charges........................     (63,894)    (10,614)     (42,808)    (12,500)    (35,081)    (10,602)
                                   -----------  ----------  -----------  ----------  ----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   6,836,603   3,049,034    1,425,612   3,538,225   1,219,863   2,846,142
                                   -----------  ----------  -----------  ----------  ----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   3,671,530   3,826,435      493,135   4,234,727     222,613   3,629,142

NET ASSETS
  Beginning of period.............   4,990,028   1,163,593    5,459,958   1,225,231   5,238,695   1,609,553
                                   -----------  ----------  -----------  ----------  ----------  ----------
  End of period................... $ 8,661,558  $4,990,028  $ 5,953,093  $5,459,958  $5,461,308  $5,238,695
                                   ===========  ==========  ===========  ==========  ==========  ==========

  Beginning units.................     423,446     139,628      480,961     135,221     463,947     180,339
                                   -----------  ----------  -----------  ----------  ----------  ----------
  Units issued....................   1,783,808     380,196      786,129     428,264     742,343     381,229
  Units redeemed..................  (1,347,877)    (96,378)    (717,419)    (82,524)   (684,548)    (97,621)
                                   -----------  ----------  -----------  ----------  ----------  ----------
  Ending units....................     859,377     423,446      549,671     480,961     521,742     463,947
                                   ===========  ==========  ===========  ==========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29

                                      SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------
   AST GOLDMAN SACHS                                                              AST LORD ABBETT
  CONCENTRATED GROWTH          AST GOLDMAN SACHS       AST LARGE-CAP VALUE       CORE FIXED INCOME
       PORTFOLIO           MID-CAP GROWTH PORTFOLIO         PORTFOLIO                PORTFOLIO
-----------------------    ------------------------  -----------------------  -----------------------
 01/01/2011    01/01/2010   01/01/2011   01/01/2010   01/01/2011  01/01/2010   01/01/2011  01/01/2010
     TO            TO           TO           TO           TO          TO           TO          TO
 12/31/2011    12/31/2010   12/31/2011   12/31/2010   12/31/2011  12/31/2010   12/31/2011  12/31/2010
-----------    ----------  -----------  -----------  -----------  ----------  -----------  ----------
$  (149,862)   $  (82,018) $  (207,851) $   (97,611) $   (22,121) $  (33,228) $   (11,283) $  239,435
          0             0      741,248            0            0           0            0           0
   (116,211)       36,933     (824,237)     137,179     (450,623)   (220,120)     311,717      46,780
   (915,576)      750,424   (1,344,424)   1,210,777     (100,386)    907,934      534,735     310,818
-----------    ----------  -----------  -----------  -----------  ----------  -----------  ----------

 (1,181,649)      705,339   (1,635,264)   1,250,345     (573,130)    654,586      835,169     597,033
-----------    ----------  -----------  -----------  -----------  ----------  -----------  ----------

  5,288,197     4,628,674    6,626,317    6,180,170    3,021,721   1,721,975   10,038,354   3,091,863
          0             0            0            0            0           0            0           0
   (727,377)     (355,690)    (514,525)    (337,537)    (668,652)   (401,392)    (825,159)   (118,343)
 (3,382,134)      248,070   (4,211,860)     325,056   (1,100,770)    (71,360)   1,764,030    (174,515)
    (66,657)      (29,598)     (82,650)     (34,285)     (29,588)    (17,730)     (60,975)    (27,389)
-----------    ----------  -----------  -----------  -----------  ----------  -----------  ----------

  1,112,029     4,491,456    1,817,282    6,133,404    1,222,711   1,231,493   10,916,250   2,771,616
-----------    ----------  -----------  -----------  -----------  ----------  -----------  ----------

    (69,620)    5,196,795      182,018    7,383,749      649,581   1,886,079   11,751,419   3,368,649

  9,068,646     3,871,851   11,176,580    3,792,831    6,727,156   4,841,077    7,233,209   3,864,560
-----------    ----------  -----------  -----------  -----------  ----------  -----------  ----------
$ 8,999,026    $9,068,646  $11,358,598  $11,176,580  $ 7,376,737  $6,727,156  $18,984,628  $7,233,209
===========    ==========  ===========  ===========  ===========  ==========  ===========  ==========

    824,975       375,796      933,653      351,558      748,300     629,267      612,139     347,653
-----------    ----------  -----------  -----------  -----------  ----------  -----------  ----------
  1,136,403       664,062    1,397,818      851,263      598,324     262,206    1,562,949     394,512
 (1,088,961)     (214,883)  (1,323,716)    (269,168)    (505,799)   (143,173)    (599,091)   (130,026)
-----------    ----------  -----------  -----------  -----------  ----------  -----------  ----------
    872,417       824,975    1,007,755      933,653      840,825     748,300    1,575,997     612,139
===========    ==========  ===========  ===========  ===========  ==========  ===========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                   SUBACCOUNTS
                                   --------------------------------------------------------------------------
                                   AST MARSICO CAPITAL GROWTH      AST MFS GROWTH        AST NEUBERGER BERMAN
                                           PORTFOLIO                 PORTFOLIO         MID-CAP GROWTH PORTFOLIO
                                   ------------------------   -----------------------  -----------------------
                                    01/01/2011    01/01/2010   01/01/2011  01/01/2010   01/01/2011  01/01/2010
                                        TO            TO           TO          TO           TO          TO
                                    12/31/2011    12/31/2010   12/31/2011  12/31/2010   12/31/2011  12/31/2010
                                   -----------   -----------  -----------  ----------  -----------  ----------
OPERATIONS
  Net investment income
   (loss)......................... $  (284,183)  $   (90,132) $   (60,226) $  (31,453) $  (177,994) $  (53,423)
  Capital gains distributions
   received.......................           0             0            0           0            0           0
  Realized gain (loss) on shares
   redeemed.......................    (313,211)       24,433       (2,894)      6,395      (47,566)     43,546
  Net change in unrealized gain
   (loss) on investments..........  (1,384,872)    1,991,501     (277,215)    372,130     (609,919)  1,039,263
                                   -----------   -----------  -----------  ----------  -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (1,982,266)    1,925,802     (340,335)    347,072     (835,479)  1,029,386
                                   -----------   -----------  -----------  ----------  -----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................  10,131,331     7,277,834    2,714,326   2,375,209    7,444,595   5,033,401
  Annuity Payments................           0             0            0           0            0           0
  Surrenders, withdrawals and
   death benefits.................    (306,361)     (182,732)     (86,834)    (56,412)    (249,444)    (90,600)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (5,973,079)    2,272,019   (1,554,871)    130,099   (4,334,035)    594,676
  Withdrawal and other
   charges........................    (133,581)      (48,231)     (33,371)    (12,635)     (67,889)    (16,234)
                                   -----------   -----------  -----------  ----------  -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   3,718,310     9,318,890    1,039,250   2,436,261    2,793,227   5,521,243
                                   -----------   -----------  -----------  ----------  -----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   1,736,044    11,244,692      698,915   2,783,333    1,957,748   6,550,629

NET ASSETS
  Beginning of period.............  16,557,389     5,312,697    4,080,681   1,297,348    8,235,221   1,684,592
                                   -----------   -----------  -----------  ----------  -----------  ----------
  End of period................... $18,293,433   $16,557,389  $ 4,779,596  $4,080,681  $10,192,969  $8,235,221
                                   ===========   ===========  ===========  ==========  ===========  ==========

  Beginning units.................   1,533,930       614,394      382,342     138,438      693,749     180,950
                                   -----------   -----------  -----------  ----------  -----------  ----------
  Units issued....................   2,296,032     1,239,880      518,096     322,295    1,308,598     647,766
  Units redeemed..................  (2,111,681)     (320,344)    (444,903)    (78,391)  (1,140,052)   (134,967)
                                   -----------   -----------  -----------  ----------  -----------  ----------
  Ending units....................   1,718,281     1,533,930      455,535     382,342      862,295     693,749
                                   ===========   ===========  ===========  ==========  ===========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31

                                      SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV  AST PIMCO LIMITED MATURITY AST T. ROWE PRICE EQUITY AST QMA US EQUITY ALPHA
MID-CAP VALUE PORTFOLIO          BOND PORTFOLIO            INCOME PORTFOLIO            PORTFOLIO
-------------------------   ------------------------   -----------------------  ----------------------
 01/01/2011    01/01/2010    01/01/2011    01/01/2010   01/01/2011  01/01/2010  01/01/2011  01/01/2010
     TO            TO            TO            TO           TO          TO          TO          TO
 12/31/2011    12/31/2010    12/31/2011    12/31/2010   12/31/2011  12/31/2010  12/31/2011  12/31/2010
-----------    ----------   -----------   -----------  -----------  ----------  ----------  ----------
$   (66,570)   $  (26,448)  $   (99,497)  $    24,757  $   (44,498) $  (20,399) $  (26,663) $  (15,107)
          0             0       241,403         8,404            0           0           0           0
   (531,932)      (22,151)      (37,787)      (56,780)    (527,438)    (65,972)    (89,648)    (16,311)
   (584,289)      949,823       (23,378)      123,022     (281,119)    648,472     (41,070)    265,859
-----------    ----------   -----------   -----------  -----------  ----------  ----------  ----------

 (1,182,791)      901,224        80,741        99,403     (853,055)    562,101    (157,381)    234,441
-----------    ----------   -----------   -----------  -----------  ----------  ----------  ----------

  6,071,614     4,014,233     5,251,205     8,255,297    4,032,977   3,818,597   1,840,607     935,908
          0             0             0             0            0           0           0           0
   (182,710)     (129,966)     (421,133)     (574,763)    (337,801)    (15,189)    (44,525)    (38,445)
 (3,165,526)      212,008    (1,772,728)     (554,616)  (2,541,219)    271,674    (840,694)    134,485
    (60,982)      (20,343)      (92,132)      (37,276)     (50,937)    (22,190)    (15,761)     (5,102)
-----------    ----------   -----------   -----------  -----------  ----------  ----------  ----------

  2,662,396     4,075,932     2,965,212     7,088,642    1,103,020   4,052,892     939,627   1,026,846
-----------    ----------   -----------   -----------  -----------  ----------  ----------  ----------

  1,479,605     4,977,156     3,045,953     7,188,045      249,965   4,614,993     782,246   1,261,287

  7,137,554     2,160,398    12,054,330     4,866,285    6,843,659   2,228,666   2,243,030     981,743
-----------    ----------   -----------   -----------  -----------  ----------  ----------  ----------
$ 8,617,159    $7,137,554   $15,100,283   $12,054,330  $ 7,093,624  $6,843,659  $3,025,276  $2,243,030
===========    ==========   ===========   ===========  ===========  ==========  ==========  ==========

    658,507       252,375     1,124,091       418,909      718,108     290,682     231,238     125,005
-----------    ----------   -----------   -----------  -----------  ----------  ----------  ----------
  1,207,025       593,122     1,062,393     1,069,438      931,581     606,354     348,921     150,205
 (1,048,711)     (186,990)     (767,668)     (364,256)    (899,329)   (178,928)   (286,216)    (43,972)
-----------    ----------   -----------   -----------  -----------  ----------  ----------  ----------
    816,821       658,507     1,418,816     1,124,091      750,360     718,108     293,943     231,238
===========    ==========   ===========   ===========  ===========  ==========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A32

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                    SUBACCOUNTS
                                   -----------------------------------------------------------------------------
                                   AST T. ROWE PRICE NATURAL   AST T. ROWE PRICE ASSET    AST MFS GLOBAL EQUITY
                                      RESOURCES PORTFOLIO       ALLOCATION PORTFOLIO            PORTFOLIO
                                   ------------------------  --------------------------  -----------------------
                                    01/01/2011   01/01/2010   01/01/2011    01/01/2010    01/01/2011  01/01/2010
                                        TO           TO           TO            TO            TO          TO
                                    12/31/2011   12/31/2010   12/31/2011    12/31/2010    12/31/2011  12/31/2010
                                   -----------  -----------  ------------  ------------  -----------  ----------
OPERATIONS
  Net investment income
   (loss)......................... $  (256,436) $  (139,947) $ (1,322,347) $   (800,744) $   (96,593) $  (45,437)
  Capital gains distributions
   received.......................           0            0             0             0            0           0
  Realized gain (loss) on shares
   redeemed.......................  (1,798,291)    (473,728)   (1,970,220)      748,855     (202,245)    (15,299)
  Net change in unrealized gain
   (loss) on investments..........  (4,185,345)   3,614,613    (5,886,549)   11,913,688     (669,993)    654,148
                                   -----------  -----------  ------------  ------------  -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (6,240,072)   3,000,938    (9,179,116)   11,861,799     (968,831)    593,412
                                   -----------  -----------  ------------  ------------  -----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................  11,103,654    9,614,861   155,649,906   114,348,631    4,493,172   4,474,430
  Annuity Payments................           0            0             0             0            0           0
  Surrenders, withdrawals and
   death benefits.................  (1,006,363)    (326,194)   (3,334,779)   (1,067,204)    (160,572)    (43,410)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (4,234,588)     871,701   (56,199,920)    4,070,672   (2,253,663)    108,739
  Withdrawal and other
   charges........................    (155,135)     (59,563)   (1,551,070)     (569,918)     (61,181)    (21,665)
                                   -----------  -----------  ------------  ------------  -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   5,707,568   10,100,805    94,564,137   116,782,181    2,017,756   4,518,094
                                   -----------  -----------  ------------  ------------  -----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................    (532,504)  13,101,743    85,385,021   128,643,980    1,048,925   5,111,506

NET ASSETS
  Beginning of period.............  20,898,776    7,797,033   178,779,680    50,135,700    6,736,861   1,625,355
                                   -----------  -----------  ------------  ------------  -----------  ----------
  End of period................... $20,366,272  $20,898,776  $264,164,701  $178,779,680  $ 7,785,786  $6,736,861
                                   ===========  ===========  ============  ============  ===========  ==========

  Beginning units.................   1,711,435      704,043    16,475,879     4,961,664      600,071     157,475
                                   -----------  -----------  ------------  ------------  -----------  ----------
  Units issued....................   2,914,961    1,499,252    25,775,367    14,482,880    1,010,799     608,804
  Units redeemed..................  (2,602,862)    (491,860)  (17,860,005)   (2,968,665)    (872,422)   (166,208)
                                   -----------  -----------  ------------  ------------  -----------  ----------
  Ending units....................   2,023,534    1,711,435    24,391,241    16,475,879      738,448     600,071
                                   ===========  ===========  ============  ============  ===========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL AST T. ROWE PRICE GLOBAL AST WELLINGTON MANAGEMENT  AST CAPITAL GROWTH ASSET
    EQUITY PORTFOLIO            BOND PORTFOLIO      HEDGED EQUITY PORTFOLIO      ALLOCATION PORTFOLIO
------------------------   -----------------------  -----------------------   --------------------------
 01/01/2011    01/01/2010   01/01/2011  01/01/2010   01/01/2011   01/01/2010   01/01/2011    01/01/2010
     TO            TO           TO          TO           TO           TO           TO            TO
 12/31/2011    12/31/2010   12/31/2011  12/31/2010   12/31/2011   12/31/2010   12/31/2011    12/31/2010
-----------   -----------  -----------  ----------  -----------   ----------  ------------  ------------
$   (33,371)  $   (46,683) $   122,197  $   33,674  $  (152,571)  $ (101,951) $ (3,000,937) $ (1,180,656)
          0             0       85,984      21,249            0            0             0             0
   (989,607)      (96,340)     132,783     (48,342)      26,689       28,127    (2,357,253)     (382,839)
 (1,560,593)      951,358      (58,783)    190,247     (630,011)   1,085,637   (14,290,332)   19,668,288
-----------   -----------  -----------  ----------  -----------   ----------  ------------  ------------

 (2,583,571)      808,335      282,181     196,828     (755,893)   1,011,813   (19,648,522)   18,104,793
-----------   -----------  -----------  ----------  -----------   ----------  ------------  ------------

  6,305,033     7,341,683    4,731,334   5,288,199    8,089,423      800,761    93,007,685    84,295,086
          0             0            0           0            0      (17,729)            0             0
   (201,509)     (104,951)    (457,696)   (381,228)    (627,606)    (341,339)   (4,423,529)   (2,360,291)
 (4,053,547)      549,180   (2,150,494)  1,155,383      (35,642)    (933,538)  (67,834,244)    5,249,836
   (102,857)      (45,787)     (71,963)    (23,996)     (34,483)     (31,654)   (1,306,210)     (642,798)
-----------   -----------  -----------  ----------  -----------   ----------  ------------  ------------

  1,947,120     7,740,125    2,051,181   6,038,358    7,391,692     (523,499)   19,443,702    86,541,833
-----------   -----------  -----------  ----------  -----------   ----------  ------------  ------------

   (636,451)    8,548,460    2,333,362   6,235,186    6,635,799      488,314      (204,820)  104,646,626

 12,690,123     4,141,663    9,082,763   2,847,577    9,778,984    9,290,670   217,009,159   112,362,533
-----------   -----------  -----------  ----------  -----------   ----------  ------------  ------------
$12,053,672   $12,690,123  $11,416,125  $9,082,763  $16,414,783   $9,778,984  $216,804,339  $217,009,159
===========   ===========  ===========  ==========  ===========   ==========  ============  ============

  1,247,253       446,442      830,176     245,299    1,007,356    1,080,179    20,678,461    12,118,110
-----------   -----------  -----------  ----------  -----------   ----------  ------------  ------------
  1,623,775     1,146,606    1,096,729     733,635    1,506,674      397,052    19,760,641    15,143,940
 (1,557,464)     (345,795)    (891,530)   (148,758)    (694,965)    (469,875)  (19,018,139)   (6,583,589)
-----------   -----------  -----------  ----------  -----------   ----------  ------------  ------------
  1,313,564     1,247,253    1,035,375     830,176    1,819,065    1,007,356    21,420,963    20,678,461
===========   ===========  ===========  ==========  ===========   ==========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A34

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                       SUBACCOUNTS
                                   ----------------------------------------------------------------------------------
                                     AST ACADEMIC STRATEGIES       AST BALANCED ASSET        AST PRESERVATION ASSET
                                   ASSET ALLOCATION PORTFOLIO     ALLOCATION PORTFOLIO        ALLOCATION PORTFOLIO
                                   --------------------------  --------------------------  --------------------------
                                    01/01/2011    01/01/2010    01/01/2011    01/01/2010    01/01/2011    01/01/2010
                                        TO            TO            TO            TO            TO            TO
                                    12/31/2011    12/31/2010    12/31/2011    12/31/2010    12/31/2011    12/31/2010
                                   ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $ (3,129,060) $ (1,683,613) $ (3,849,946) $ (2,145,385) $ (1,871,297) $   (612,720)
  Capital gains distributions
   received.......................            0             0             0             0             0             0
  Realized gain (loss) on shares
   redeemed.......................   (1,423,314)      218,541     2,153,974     1,401,364     2,465,464     1,236,910
  Net change in unrealized gain
   (loss) on investments..........  (13,767,759)   18,926,028   (17,882,809)   26,966,548    (3,977,122)   11,258,218
                                   ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (18,320,133)   17,460,956   (19,578,781)   26,222,527    (3,382,955)   11,882,408
                                   ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................   84,558,699    79,761,804   135,261,534   135,186,978   116,740,663   114,648,727
  Annuity Payments................            0             0             0             0             0       (42,336)
  Surrenders, withdrawals and
   death benefits.................   (4,974,573)   (4,248,551)  (11,305,561)   (8,520,003)   (7,602,615)   (4,886,825)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (42,666,476)    5,024,510   (79,705,786)    5,410,510   (42,561,992)   (3,833,018)
  Withdrawal and other
   charges........................   (1,340,353)     (597,809)   (2,095,358)   (1,118,999)   (1,391,361)     (623,179)
                                   ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   35,577,297    79,939,954    42,154,829   130,958,486    65,184,695   105,263,369
                                   ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   17,257,164    97,400,910    22,576,048   157,181,013    61,801,740   117,145,777

NET ASSETS
  Beginning of period.............  232,088,750   134,687,840   330,205,897   173,024,884   204,498,810    87,353,033
                                   ------------  ------------  ------------  ------------  ------------  ------------
  End of period................... $249,345,914  $232,088,750  $352,781,945  $330,205,897  $266,300,550  $204,498,810
                                   ============  ============  ============  ============  ============  ============

  Beginning units.................   22,015,759    14,229,160    30,549,180    17,628,479    18,568,295     8,320,766
                                   ------------  ------------  ------------  ------------  ------------  ------------
  Units issued....................   17,796,492    12,864,464    25,446,956    18,385,509    16,496,730    12,992,855
  Units redeemed..................  (15,196,978)   (5,077,865)  (22,342,964)   (5,464,808)  (10,449,672)   (2,745,326)
                                   ------------  ------------  ------------  ------------  ------------  ------------
  Ending units....................   24,615,273    22,015,759    33,653,172    30,549,180    24,615,353    18,568,295
                                   ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A35

                                          SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
 AST FIRST TRUST BALANCED     AST FIRST TRUST CAPITAL             AST ADVANCED         AST T. ROWE PRICE LARGE-CAP
     TARGET PORTFOLIO        APPRECIATION TARGET PORTFOLIO    STRATEGIES PORTFOLIO         GROWTH PORTFOLIO
-------------------------    ----------------------------  --------------------------  --------------------------
 01/01/2011      01/01/2010   01/01/2011      01/01/2010    01/01/2011    01/01/2010    01/01/2011    01/01/2010
     TO              TO           TO              TO            TO            TO            TO            TO
 12/31/2011      12/31/2010   12/31/2011      12/31/2010    12/31/2011    12/31/2010    12/31/2011    12/31/2010
------------    -----------   ------------   -----------   ------------  ------------  -----------   -----------
$     53,875    $  (206,475) $   (625,646)   $  (438,498)  $ (1,109,068) $   (552,795) $  (277,130)  $  (120,280)
           0              0             0              0              0             0            0             0
  (3,011,507)       301,494    (5,279,801)        49,919     (2,073,998)      380,200     (119,297)       61,379
  (6,154,694)     7,780,519   (11,932,967)    10,939,834     (6,404,600)    9,712,980   (1,259,418)    1,546,174
------------    -----------   ------------   -----------   ------------  ------------  -----------   -----------

  (9,112,326)     7,875,538   (17,838,414)    10,551,255     (9,587,666)    9,540,385   (1,655,845)    1,487,273
------------    -----------   ------------   -----------   ------------  ------------  -----------   -----------

  81,273,329     62,963,188    84,854,477     54,402,836    114,822,906    81,374,321    9,316,934     7,742,986
           0              0             0              0              0             0            0             0
  (1,935,981)      (852,668)   (1,236,721)      (477,646)    (2,259,599)     (869,337)    (385,324)     (219,282)
 (30,458,071)     1,490,387   (49,562,091)     4,473,531    (48,268,209)    2,429,126   (4,702,726)      120,651
    (812,420)      (271,823)     (814,608)      (293,771)    (1,068,296)     (336,538)    (107,883)      (41,062)
------------    -----------   ------------   -----------   ------------  ------------  -----------   -----------

  48,066,857     63,329,084    33,241,057     58,104,950     63,226,802    82,597,572    4,121,001     7,603,293
------------    -----------   ------------   -----------   ------------  ------------  -----------   -----------

  38,954,531     71,204,622    15,402,643     68,656,205     53,639,136    92,137,957    2,465,156     9,090,566

  99,358,213     28,153,591    97,679,763     29,023,558    129,171,901    37,033,944   13,734,148     4,643,582
------------    -----------   ------------   -----------   ------------  ------------  -----------   -----------
$138,312,744    $99,358,213  $113,082,406    $97,679,763   $182,811,037  $129,171,901  $16,199,304   $13,734,148
============    ===========   ============   ===========   ============  ============  ===========   ===========

   9,356,812      3,170,882     9,120,677      3,464,597     11,836,902     3,810,098    1,232,550       478,406
------------    -----------   ------------   -----------   ------------  ------------  -----------   -----------
  13,675,653      7,919,563    15,611,746      8,270,966     19,064,231     9,731,997    1,850,572     1,020,244
  (9,767,252)    (1,733,633)  (13,626,981)    (2,614,886)   (13,882,397)   (1,705,193)  (1,580,593)     (266,100)
------------    -----------   ------------   -----------   ------------  ------------  -----------   -----------
  13,265,213      9,356,812    11,105,442      9,120,677     17,018,736    11,836,902    1,502,529     1,232,550
============    ===========   ============   ===========   ============  ============  ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                     SUBACCOUNTS
                                   ------------------------------------------------------------------------------
                                        AST MONEY MARKET        AST SMALL-CAP GROWTH     AST PIMCO TOTAL RETURN
                                           PORTFOLIO                 PORTFOLIO               BOND PORTFOLIO
                                   -------------------------  -----------------------  --------------------------
                                    01/01/2011    01/01/2010   01/01/2011  01/01/2010   01/01/2011    01/01/2010
                                        TO            TO           TO          TO           TO            TO
                                    12/31/2011    12/31/2010   12/31/2011  12/31/2010   12/31/2011    12/31/2010
                                   ------------  -----------  -----------  ----------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $   (284,412) $  (129,016) $  (124,005) $  (50,102) $    350,620  $    (65,681)
  Capital gains distributions
   received.......................            0            0            0           0     5,614,561     1,275,814
  Realized gain (loss) on shares
   redeemed.......................            0            0       43,373      81,293      (984,745)      662,948
  Net change in unrealized gain
   (loss) on investments..........            0            0     (609,710)  1,223,231    (2,390,884)    1,779,690
                                   ------------  -----------  -----------  ----------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................     (284,412)    (129,016)    (690,342)  1,254,422     2,589,552     3,652,771
                                   ------------  -----------  -----------  ----------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................   23,134,838   20,348,068    4,035,279   2,187,876    68,227,812    78,475,227
  Annuity Payments................            0            0            0           0       (36,580)       (3,046)
  Surrenders, withdrawals and
   death benefits.................  (11,068,116)  (6,769,866)    (269,956)   (202,015)   (7,624,810)   (6,203,093)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (2,642,568)  (6,216,130)  (1,452,427)    174,048   (42,240,369)     (252,420)
  Withdrawal and other
   charges........................      (99,847)     (40,903)     (38,817)    (14,754)     (944,155)     (387,372)
                                   ------------  -----------  -----------  ----------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................    9,324,307    7,321,169    2,274,079   2,145,155    17,381,898    71,629,296
                                   ------------  -----------  -----------  ----------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................    9,039,895    7,192,153    1,583,737   3,399,577    19,971,450    75,282,067

NET ASSETS
  Beginning of period.............   12,842,168    5,650,015    6,182,585   2,783,008   134,466,521    59,184,454
                                   ------------  -----------  -----------  ----------  ------------  ------------
  End of period................... $ 21,882,063  $12,842,168  $ 7,766,322  $6,182,585  $154,437,971  $134,466,521
                                   ============  ===========  ===========  ==========  ============  ============

  Beginning units.................    1,273,760      539,892      507,079     313,058    12,278,400     5,518,742
                                   ------------  -----------  -----------  ----------  ------------  ------------
  Units issued....................    5,570,243    3,536,967      770,237     333,526    12,896,311     9,535,884
  Units redeemed..................   (4,622,722)  (2,803,099)    (630,790)   (139,505)  (11,082,639)   (2,776,226)
                                   ------------  -----------  -----------  ----------  ------------  ------------
  Ending units....................    2,221,281    1,273,760      646,526     507,079    14,092,072    12,278,400
                                   ============  ===========  ===========  ==========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37

                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE    AST INTERNATIONAL GROWTH NVIT DEVELOPING MARKETS   AST INVESTMENT GRADE BOND
       PORTFOLIO                  PORTFOLIO                   FUND                    PORTFOLIO
-----------------------    -----------------------  -----------------------  --------------------------
 01/01/2011    01/01/2010   01/01/2011  01/01/2010   01/01/2011  01/01/2010   01/01/2011    01/01/2010
     TO            TO           TO          TO           TO          TO           TO            TO
 12/31/2011    12/31/2010   12/31/2011  12/31/2010   12/31/2011  12/31/2010   12/31/2011    12/31/2010
-----------    ----------  -----------  ----------  -----------  ----------  ------------  ------------
$   (10,049)   $  (22,329) $   (81,061) $  (43,480) $   (13,199) $  (36,623) $ (3,849,425) $  1,638,754
          0             0            0           0            0           0     2,420,829     5,399,891
   (507,100)      (45,153)    (773,683)    (36,296)    (855,034)   (144,914)    1,521,101    (2,514,047)
   (628,081)      369,708     (972,097)    717,816      622,061     505,689    14,626,636    (1,341,073)
-----------    ----------  -----------  ----------  -----------  ----------  ------------  ------------

 (1,145,230)      302,226   (1,826,841)    638,040     (246,172)    324,152    14,719,141     3,183,525
-----------    ----------  -----------  ----------  -----------  ----------  ------------  ------------

  3,175,404     2,557,442    4,376,264   3,114,318       22,594      10,141             0             0
          0             0            0           0            0           0             0             0
    (67,398)      (61,342)     (92,634)    (25,350)     (79,141)   (113,005)   (3,531,108)     (431,641)
 (1,727,225)       23,227   (1,576,773)  1,310,725   (1,611,156)    (38,094)  673,290,519    (9,679,595)
    (31,704)      (11,500)     (46,956)    (14,359)      (1,890)    (11,846)   (2,276,880)     (220,444)
-----------    ----------  -----------  ----------  -----------  ----------  ------------  ------------

  1,349,077     2,507,827    2,659,901   4,385,334   (1,669,593)   (152,804)  667,482,531   (10,331,680)
-----------    ----------  -----------  ----------  -----------  ----------  ------------  ------------

    203,847     2,810,053      833,060   5,023,374   (1,915,765)    171,348   682,201,672    (7,148,155)

  4,276,330     1,466,277    6,330,965   1,307,591    2,586,095   2,414,747     6,002,542    13,150,697
-----------    ----------  -----------  ----------  -----------  ----------  ------------  ------------
$ 4,480,177    $4,276,330  $ 7,164,025  $6,330,965  $   670,330  $2,586,095  $688,204,214  $  6,002,542
===========    ==========  ===========  ==========  ===========  ==========  ============  ============

    408,114       164,007      592,727     160,403      150,777     161,060       468,830     1,116,615
-----------    ----------  -----------  ----------  -----------  ----------  ------------  ------------
    677,919       349,184    1,177,939     562,932       10,159       8,024   152,585,942    15,050,881
   (591,920)     (105,077)    (986,406)   (130,608)    (109,590)    (18,307)  (96,314,575)  (15,698,666)
-----------    ----------  -----------  ----------  -----------  ----------  ------------  ------------
    494,113       408,114      784,260     592,727       51,346     150,777    56,740,197       468,830
===========    ==========  ===========  ==========  ===========  ==========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                 SUBACCOUNTS
                                   --------------------------------------------------------------------------
                                   AST WESTERN ASSET CORE PLUS
                                        BOND PORTFOLIO         AST BOND PORTFOLIO 2018 AST BOND PORTFOLIO 2019
                                   --------------------------  ----------------------  ----------------------
                                    01/01/2011    01/01/2010    01/01/2011  01/01/2010 01/01/2011  01/01/2010
                                        TO            TO            TO          TO         TO          TO
                                    12/31/2011    12/31/2010    12/31/2011  12/31/2010 12/31/2011  12/31/2010
                                   -----------   -----------   -----------  ---------- ----------  ----------
OPERATIONS
  Net investment income
   (loss)......................... $   334,164   $   (46,800)  $  (177,515) $  (2,877)  $   (112)  $  (2,579)
  Capital gains distributions
   received.......................     462,908        58,022       307,854      9,067      2,092      13,902
  Realized gain (loss) on shares
   redeemed.......................     364,517       126,907        50,058     17,235       (610)     25,059
  Net change in unrealized gain
   (loss) on investments..........     187,065       293,483       612,200     11,122       (579)      3,590
                                   -----------   -----------   -----------  ---------   --------   ---------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   1,348,654       431,612       792,597     34,547        791      39,972
                                   -----------   -----------   -----------  ---------   --------   ---------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................  12,310,969    13,819,331            27          2          4           0
  Annuity Payments................           0             0             0          0          0           0
  Surrenders, withdrawals and
   death benefits.................    (495,273)     (115,021)     (294,102)         0    (34,272)    (33,766)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (7,292,557)    3,453,235    20,339,006   (154,759)         0    (128,258)
  Withdrawal and other
   charges........................    (204,784)      (79,875)         (127)       (18)         0        (100)
                                   -----------   -----------   -----------  ---------   --------   ---------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   4,318,355    17,077,670    20,044,804   (154,775)   (34,268)   (162,124)
                                   -----------   -----------   -----------  ---------   --------   ---------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   5,667,009    17,509,282    20,837,401   (120,228)   (33,477)   (122,152)

NET ASSETS
  Beginning of period.............  23,212,964     5,703,682       211,345    331,573     33,478     155,630
                                   -----------   -----------   -----------  ---------   --------   ---------
  End of period................... $28,879,973   $23,212,964   $21,048,746  $ 211,345   $      1   $  33,478
                                   ===========   ===========   ===========  =========   ========   =========

  Beginning units.................   2,191,615       555,275        17,593     29,978      2,796      14,188
                                   -----------   -----------   -----------  ---------   --------   ---------
  Units issued....................   3,084,733     2,058,720     2,632,927     31,841          0      43,279
  Units redeemed..................  (2,648,599)     (422,380)     (863,244)   (44,226)    (2,796)    (54,671)
                                   -----------   -----------   -----------  ---------   --------   ---------
  Ending units....................   2,627,749     2,191,615     1,787,276     17,593          0       2,796
                                   ===========   ===========   ===========  =========   ========   =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39

                                        SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
 AST GLOBAL REAL ESTATE     AST PARAMETRIC EMERGING  FRANKLIN TEMPLETON VIP FOUNDING    AST GOLDMAN SACHS
       PORTFOLIO           MARKETS EQUITY PORTFOLIO     FUNDS ALLOCATION FUND        SMALL-CAP VALUE PORTFOLIO
-----------------------    ------------------------  ------------------------------  -----------------------
 01/01/2011    01/01/2010   01/01/2011   01/01/2010   01/01/2011      01/01/2010      01/01/2011   01/01/2010
     TO            TO           TO           TO           TO              TO              TO           TO
 12/31/2011    12/31/2010   12/31/2011   12/31/2010   12/31/2011      12/31/2010      12/31/2011   12/31/2010
-----------    ----------  -----------  -----------   ------------    ------------   -----------   ----------
$    24,590    $   (6,229) $  (142,835) $   (98,534) $ (2,144,536)   $  1,154,989    $  (140,819)  $  (50,495)
          0             0            0            0             0           7,657              0            0
   (179,409)       33,140   (1,900,072)     184,283    (4,030,882)        369,952       (340,918)     126,418
   (375,870)      264,616   (3,298,453)   1,557,435    (5,447,041)      5,016,256       (608,211)   1,102,368
-----------    ----------  -----------  -----------   ------------    ------------   -----------   ----------

   (530,689)      291,527   (5,341,360)   1,643,184   (11,622,459)      6,548,854     (1,089,948)   1,178,291
-----------    ----------  -----------  -----------   ------------    ------------   -----------   ----------

  2,284,934     2,054,823   11,227,397   11,615,268    78,999,146      74,873,151      7,710,555    6,250,119
          0             0            0            0             0               0              0            0
    (60,381)       (7,616)    (194,829)     (22,377)   (1,461,462)       (282,548)      (419,088)    (297,463)
 (1,360,284)      185,424   (8,133,173)   1,104,990   (51,674,178)      1,938,305     (4,276,518)     281,339
    (28,356)       (9,026)    (145,512)     (46,859)     (891,924)       (339,182)       (81,803)     (23,898)
-----------    ----------  -----------  -----------   ------------    ------------   -----------   ----------

    835,913     2,223,605    2,753,883   12,651,022    24,971,582      76,189,726      2,933,146    6,210,097
-----------    ----------  -----------  -----------   ------------    ------------   -----------   ----------

    305,224     2,515,132   (2,587,477)  14,294,206    13,349,123      82,738,580      1,843,198    7,388,388

  3,166,324       651,192   17,086,130    2,791,924   106,343,549      23,604,969      9,196,544    1,808,156
-----------    ----------  -----------  -----------   ------------    ------------   -----------   ----------
$ 3,471,548    $3,166,324  $14,498,653  $17,086,130  $119,692,672    $106,343,549    $11,039,742   $9,196,544
===========    ==========  ===========  ===========   ============    ============   ===========   ==========

    289,148        79,139    1,468,373      302,876    10,403,163       2,728,568        790,640      188,198
-----------    ----------  -----------  -----------   ------------    ------------   -----------   ----------
    487,444       279,512    2,635,611    1,554,103    15,190,291       9,800,476      1,506,789      806,213
   (442,757)      (69,503)  (2,511,497)    (388,606)  (13,647,761)     (2,125,881)    (1,338,035)    (203,771)
-----------    ----------  -----------  -----------   ------------    ------------   -----------   ----------
    333,835       289,148    1,592,487    1,468,373    11,945,693      10,403,163        959,394      790,640
===========    ==========  ===========  ===========   ============    ============   ===========   ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                     SUBACCOUNTS
                                   -------------------------------------------------------------------------------
                                      AST CLS GROWTH ASSET      AST CLS MODERATE ASSET    AST HORIZON GROWTH ASSET
                                      ALLOCATION PORTFOLIO       ALLOCATION PORTFOLIO       ALLOCATION PORTFOLIO
                                   -------------------------  -------------------------  -------------------------
                                    01/01/2011    01/01/2010   01/01/2011    01/01/2010   01/01/2011    01/01/2010
                                        TO            TO           TO            TO           TO            TO
                                    12/31/2011    12/31/2010   12/31/2011    12/31/2010   12/31/2011    12/31/2010
                                   ------------  -----------  ------------  -----------  ------------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $ (1,158,523) $  (385,662) $ (1,321,347) $  (463,742) $   (664,728) $  (247,098)
  Capital gains distributions
   received.......................      832,012            0     1,704,048            0     2,205,561            0
  Realized gain (loss) on shares
   redeemed.......................   (3,191,974)     360,147    (2,260,018)     217,271    (2,206,377)      64,959
  Net change in unrealized gain
   (loss) on investments..........   (5,453,108)   4,930,148    (5,736,625)   5,686,578    (3,293,153)   2,979,252
                                   ------------  -----------  ------------  -----------  ------------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (8,971,593)   4,904,633    (7,613,942)   5,440,107    (3,958,697)   2,797,113
                                   ------------  -----------  ------------  -----------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................   63,448,734   44,975,293    70,249,625   59,534,397    36,999,463   24,070,235
  Annuity Payments................            0            0             0            0             0            0
  Surrenders, withdrawals and
   death benefits.................     (710,074)    (148,453)   (1,596,833)    (308,606)     (535,161)     (38,134)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (34,037,183)   1,243,181   (28,090,529)   1,844,656   (15,405,961)   1,321,896
  Withdrawal and other
   charges........................     (593,984)    (186,562)     (733,121)    (260,134)     (361,713)    (125,483)
                                   ------------  -----------  ------------  -----------  ------------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   28,107,493   45,883,459    39,829,142   60,810,313    20,696,628   25,228,514
                                   ------------  -----------  ------------  -----------  ------------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   19,135,900   50,788,092    32,215,200   66,250,420    16,737,931   28,025,627

NET ASSETS
  Beginning of period.............   62,347,963   11,559,871    81,960,061   15,709,641    35,435,861    7,410,234
                                   ------------  -----------  ------------  -----------  ------------  -----------
  End of period................... $ 81,483,863  $62,347,963  $114,175,261  $81,960,061  $ 52,173,792  $35,435,861
                                   ============  ===========  ============  ===========  ============  ===========

  Beginning units.................    5,917,097    1,375,311     7,792,325    1,752,810     3,330,108      810,091
                                   ------------  -----------  ------------  -----------  ------------  -----------
  Units issued....................   11,456,791    5,923,091    11,864,728    6,767,546     6,509,643    3,204,677
  Units redeemed..................   (9,462,771)  (1,381,305)   (8,535,713)    (728,031)   (4,875,583)    (684,660)
                                   ------------  -----------  ------------  -----------  ------------  -----------
  Ending units....................    7,911,117    5,917,097    11,121,340    7,792,325     4,964,168    3,330,108
                                   ============  ===========  ============  ===========  ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41

                                     SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET    AST FI PYRAMIS(R) ASSET        PROFUND VP        PROFUND VP CONSUMER
   ALLOCATION PORTFOLIO         ALLOCATION PORTFOLIO      CONSUMER SERVICES      GOODS PORTFOLIO
-------------------------    -------------------------  --------------------  --------------------
 01/01/2011      01/01/2010   01/01/2011    01/01/2010  01/01/2011 01/01/2010 01/01/2011 01/01/2010
     TO              TO           TO            TO          TO         TO         TO         TO
 12/31/2011      12/31/2010   12/31/2011    12/31/2010  12/31/2011 12/31/2010 12/31/2011 12/31/2010
------------    -----------  ------------  -----------  ---------- ---------- ---------- ----------
$   (933,786)   $  (446,777) $   (769,247) $  (198,091)  $ (4,782)  $ (4,044)  $   (650)  $ (2,601)
   3,870,248              0     1,983,750            0          0          0          0          0
  (1,431,415)       245,040    (3,104,763)     128,640     28,940     13,726     24,821      6,592
  (5,382,931)     4,713,234    (3,444,372)   2,853,051    (23,814)    41,963    (17,033)    35,992
------------    -----------  ------------  -----------   --------   --------   --------   --------

  (3,877,884)     4,511,497    (5,334,632)   2,783,600        344     51,645      7,138     39,983
------------    -----------  ------------  -----------   --------   --------   --------   --------

  41,333,962     41,965,964    43,253,820   27,775,445     49,505     37,035     45,585     40,715
           0              0             0            0          0          0          0          0
    (916,157)      (234,373)     (493,695)     (74,948)      (876)      (606)      (933)      (623)
 (16,290,239)     1,549,699   (19,482,671)     526,653    (49,456)    (2,306)   (53,434)    (6,477)
    (586,636)      (259,950)     (355,134)     (86,600)    (2,686)    (2,195)    (2,629)    (2,217)
------------    -----------  ------------  -----------   --------   --------   --------   --------

  23,540,930     43,021,340    22,922,320   28,140,550     (3,513)    31,928    (11,411)    31,398
------------    -----------  ------------  -----------   --------   --------   --------   --------

  19,663,046     47,532,837    17,587,688   30,924,150     (3,169)    83,573     (4,273)    71,381

  66,677,733     19,144,896    35,508,892    4,584,742    321,529    237,956    313,737    242,356
------------    -----------  ------------  -----------   --------   --------   --------   --------
$ 86,340,779    $66,677,733  $ 53,096,580  $35,508,892   $318,360   $321,529   $309,464   $313,737
============    ===========  ============  ===========   ========   ========   ========   ========

   6,330,222      2,050,165     3,298,104      503,844     29,590     26,190     29,498     26,348
------------    -----------  ------------  -----------   --------   --------   --------   --------
   7,441,727      4,917,530     7,313,785    3,287,113     19,609     13,710     17,058     10,943
  (5,446,837)      (637,473)   (5,494,818)    (492,853)   (21,012)   (10,310)   (18,942)    (7,793)
------------    -----------  ------------  -----------   --------   --------   --------   --------
   8,325,112      6,330,222     5,117,071    3,298,104     28,187     29,590     27,614     29,498
============    ===========  ============  ===========   ========   ========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                              SUBACCOUNTS
                                   ----------------------------------------------------------------
                                        PROFUND VP            PROFUND VP            PROFUND VP
                                        FINANCIALS            HEALTH CARE           INDUSTRIALS
                                   --------------------  --------------------  --------------------
                                   01/01/2011 01/01/2010 01/01/2011 01/01/2010 01/01/2011 01/01/2010
                                       TO         TO         TO         TO         TO         TO
                                   12/31/2011 12/31/2010 12/31/2011 12/31/2010 12/31/2011 12/31/2010
                                   ---------- ---------- ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income
   (loss)......................... $  (7,239)  $ (5,082)  $ (4,595)  $ (4,023)  $ (4,048)  $ (3,968)
  Capital gains distributions
   received.......................         0          0          0          0          0          0
  Realized gain (loss) on shares
   redeemed.......................   (18,867)     7,829     25,471      6,403     22,262     15,855
  Net change in unrealized gain
   (loss) on investments..........   (78,387)    36,511     (2,293)     1,685    (48,784)    49,261
                                   ---------   --------   --------   --------   --------   --------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (104,493)    39,258     18,583      4,065    (30,570)    61,148
                                   ---------   --------   --------   --------   --------   --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................    65,530     51,655     50,988     36,610     40,222     26,226
  Annuity Payments................         0          0          0          0          0          0
  Surrenders, withdrawals and
   death benefits.................      (889)      (592)      (849)      (572)      (281)      (581)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     1,062     43,884    (71,762)    22,346    (80,591)   (24,629)
  Withdrawal and other
   charges........................    (3,528)    (2,940)    (3,128)    (2,598)    (2,868)    (2,646)
                                   ---------   --------   --------   --------   --------   --------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................    62,175     92,007    (24,751)    55,786    (43,518)    (1,630)
                                   ---------   --------   --------   --------   --------   --------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   (42,318)   131,265     (6,168)    59,851    (74,088)    59,518

NET ASSETS
  Beginning of period.............   503,074    371,809    373,244    313,393    363,522    304,004
                                   ---------   --------   --------   --------   --------   --------
  End of period................... $ 460,756   $503,074   $367,076   $373,244   $289,434   $363,522
                                   =========   ========   ========   ========   ========   ========

  Beginning units.................    76,969     62,171     37,474     31,881     39,954     40,736
                                   ---------   --------   --------   --------   --------   --------
  Units issued....................    63,797     32,490     24,879     16,550     28,222     19,539
  Units redeemed..................   (57,714)   (17,692)   (28,367)   (10,957)   (35,302)   (20,321)
                                   ---------   --------   --------   --------   --------   --------
  Ending units....................    83,052     76,969     33,986     37,474     32,874     39,954
                                   =========   ========   ========   ========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
     PROFUND VP             PROFUND VP            PROFUND VP            PROFUND VP
   MID-CAP GROWTH          MID-CAP VALUE          REAL ESTATE        SMALL-CAP GROWTH
--------------------   --------------------  --------------------  --------------------
01/01/2011  01/01/2010 01/01/2011 01/01/2010 01/01/2011 01/01/2010 01/01/2011 01/01/2010
    TO          TO         TO         TO         TO         TO         TO         TO
12/31/2011  12/31/2010 12/31/2011 12/31/2010 12/31/2011 12/31/2010 12/31/2011 12/31/2010
----------  ---------- ---------- ---------- ---------- ---------- ---------- ----------
 $ (1,427)   $(1,063)   $  (984)   $   (735)  $ (1,951)  $  2,964   $  (383)   $   (313)
        0          0          0           0          0          0        43           0
    5,612      3,729      1,664       8,128     20,887     19,956     3,513       4,437
  (15,105)    14,623     (9,053)      3,680    (21,958)     1,830    (4,807)      1,027
 --------    -------    -------    --------   --------   --------   -------    --------

  (10,920)    17,289     (8,373)     11,073     (3,022)    24,750    (1,634)      5,151
 --------    -------    -------    --------   --------   --------   -------    --------

   16,804      9,111     18,364       7,336     13,703      9,624     1,958         286
        0          0          0           0          0          0         0           0
      (92)       (82)    (2,192)       (408)      (171)      (410)   (2,091)       (329)
   (6,856)     1,468      3,080     (32,112)   (32,886)   (21,858)      (21)    (11,366)
     (788)      (533)      (633)       (517)    (1,059)    (1,007)     (209)       (160)
 --------    -------    -------    --------   --------   --------   -------    --------

    9,068      9,964     18,619     (25,701)   (20,413)   (13,651)     (363)    (11,569)
 --------    -------    -------    --------   --------   --------   -------    --------

   (1,852)    27,253     10,246     (14,628)   (23,435)    11,099    (1,997)     (6,418)

   88,882     61,629     70,682      85,310    133,044    121,945    28,093      34,511
 --------    -------    -------    --------   --------   --------   -------    --------
 $ 87,030    $88,882    $80,928    $ 70,682   $109,609   $133,044   $26,096    $ 28,093
 ========    =======    =======    ========   ========   ========   =======    ========

    8,315      7,296      7,138      10,224     15,569     17,522     2,676       4,073
 --------    -------    -------    --------   --------   --------   -------    --------
    8,878      4,443      8,089       2,870     11,942      6,783     3,176       1,015
   (8,683)    (3,424)    (6,593)     (5,956)   (15,082)    (8,736)   (3,361)     (2,412)
 --------    -------    -------    --------   --------   --------   -------    --------
    8,510      8,315      8,634       7,138     12,429     15,569     2,491       2,676
 ========    =======    =======    ========   ========   ========   =======    ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                              SUBACCOUNTS
                                   ----------------------------------------------------------------
                                        PROFUND VP            PROFUND VP
                                      SMALL-CAP VALUE     TELECOMMUNICATIONS   PROFUND VP UTILITIES
                                   --------------------  --------------------  --------------------
                                   01/01/2011 01/01/2010 01/01/2011 01/01/2010 01/01/2011 01/01/2010
                                       TO         TO         TO         TO         TO         TO
                                   12/31/2011 12/31/2010 12/31/2011 12/31/2010 12/31/2011 12/31/2010
                                   ---------- ---------- ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income
   (loss).........................  $  (342)   $  (294)   $  3,833   $  2,949   $  2,653   $  2,096
  Capital gains distributions
   received.......................        0          0           0          0          0          0
  Realized gain (loss) on shares
   redeemed.......................    2,484      1,211       1,355       (749)    14,234       (971)
  Net change in unrealized gain
   (loss) on investments..........   (4,269)     3,365     (17,520)    25,422     14,867      6,685
                                    -------    -------    --------   --------   --------   --------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (2,127)     4,282     (12,332)    27,622     31,754      7,810
                                    -------    -------    --------   --------   --------   --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................    2,175      1,939      39,282     24,193     49,250     48,462
  Annuity Payments................        0          0           0          0          0          0
  Surrenders, withdrawals and
   death benefits.................        0       (326)     (1,380)      (577)    (1,708)    (1,566)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (5,194)    (1,423)    (13,680)   (25,361)   (62,123)     9,949
  Withdrawal and other
   charges........................     (196)      (175)     (2,212)    (1,767)    (2,276)    (1,766)
                                    -------    -------    --------   --------   --------   --------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   (3,215)        15      22,010     (3,512)   (16,857)    55,079
                                    -------    -------    --------   --------   --------   --------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   (5,342)     4,297       9,678     24,110     14,897     62,889

NET ASSETS
  Beginning of period.............   24,601     20,304     245,062    220,952    243,845    180,956
                                    -------    -------    --------   --------   --------   --------
  End of period...................  $19,259    $24,601    $254,740   $245,062   $258,742   $243,845
                                    =======    =======    ========   ========   ========   ========

  Beginning units.................    2,399      2,382      27,946     28,718     29,660     22,973
                                    -------    -------    --------   --------   --------   --------
  Units issued....................    1,982        704      26,328     11,994     23,495     15,676
  Units redeemed..................   (2,393)      (687)    (25,330)   (12,766)   (25,964)    (8,989)
                                    -------    -------    --------   --------   --------   --------
  Ending units....................    1,988      2,399      28,944     27,946     27,191     29,660
                                    =======    =======    ========   ========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45

                                   SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------
     PROFUND VP            PROFUND VP                                 AST JENNISON LARGE-CAP
  LARGE-CAP GROWTH       LARGE-CAP VALUE    AST BOND PORTFOLIO 2020      VALUE PORTFOLIO
--------------------  --------------------  -----------------------  -----------------------
01/01/2011 01/01/2010 01/01/2011 01/01/2010  01/01/2011  01/01/2010   01/01/2011  01/01/2010
    TO         TO         TO         TO          TO          TO           TO          TO
12/31/2011 12/31/2010 12/31/2011 12/31/2010  12/31/2011  12/31/2010   12/31/2011  12/31/2010
---------- ---------- ---------- ---------- -----------  ----------  -----------  ----------
 $  (824)   $   (816)  $ (1,028)  $   (634) $   (15,192) $  (43,264) $   (50,441) $  (14,024)
       0           0          0          0      317,874           0       14,020       1,403
   5,278       6,516        856       (355)     (10,202)    176,767     (334,662)     (8,320)
  (6,626)     (1,196)    (8,180)    14,033       32,756      (3,529)    (267,112)    232,465
 -------    --------   --------   --------  -----------  ----------  -----------  ----------

  (2,172)      4,504     (8,352)    13,044      325,236     129,974     (638,195)    211,524
 -------    --------   --------   --------  -----------  ----------  -----------  ----------

     572           0     23,502     13,096            4         454    2,749,806   2,119,285
       0           0          0          0            0           0            0           0
  (2,016)          0        (93)       (82)     (29,615)    (45,408)     (10,522)     (3,477)
  (4,708)    (24,098)   (13,093)     2,711   (2,748,369)  3,115,330   (1,421,000)    252,938
    (281)       (204)      (831)      (631)        (442)     (1,277)     (28,224)     (4,908)
 -------    --------   --------   --------  -----------  ----------  -----------  ----------

  (6,433)    (24,302)     9,485     15,094   (2,778,422)  3,069,099    1,290,060   2,363,838
 -------    --------   --------   --------  -----------  ----------  -----------  ----------

  (8,605)    (19,798)     1,133     28,138   (2,453,186)  3,199,073      651,865   2,575,362
  45,548      65,346    139,447    111,309    3,199,073           0    2,684,385     109,023
 -------    --------   --------   --------  -----------  ----------  -----------  ----------
 $36,943    $ 45,548   $140,580   $139,447  $   745,887  $3,199,073  $ 3,336,250  $2,684,385
 =======    ========   ========   ========  ===========  ==========  ===========  ==========

   4,793       7,640     16,965     15,062      331,074           0      251,015      10,581
 -------    --------   --------   --------  -----------  ----------  -----------  ----------
   4,644       1,818      9,971      5,279      242,070     984,691      561,052     278,190
  (5,606)     (4,665)    (9,352)    (3,376)    (507,262)   (653,617)    (473,375)    (37,756)
 -------    --------   --------   --------  -----------  ----------  -----------  ----------
   3,831       4,793     17,584     16,965       65,882     331,074      338,692     251,015
 =======    ========   ========   ========  ===========  ==========  ===========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                  SUBACCOUNTS
                                   ------------------------------------------------------------------------------
                                                              CREDIT SUISSE TRUST
                                    AST JENNISON LARGE-CAP  INTERNATIONAL EQUITY FLEX III
                                       GROWTH PORTFOLIO            PORTFOLIO              AST BOND PORTFOLIO 2017
                                   -----------------------  ----------------------------  -----------------------
                                    01/01/2011  01/01/2010   01/01/2011     01/01/2010     01/01/2011  01/04/2010*
                                        TO          TO           TO             TO             TO          TO
                                    12/31/2011  12/31/2010  10/21/2011**    12/31/2010     12/31/2011  12/31/2010
                                   -----------  ----------  ------------    ----------    -----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $   (67,085) $  (13,064)  $  16,190      $ (11,589)    $  (162,337)  $  (6,323)
  Capital gains distributions
   received.......................           0           0           0              0          23,155           0
  Realized gain (loss) on shares
   redeemed.......................    (137,141)     34,603     (57,016)        16,167          83,003      39,575
  Net change in unrealized gain
   (loss) on investments..........    (158,484)    180,226     (99,917)        89,955         403,543        (335)
                                   -----------  ----------   ---------      ---------     -----------   ---------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    (362,710)    201,765    (140,743)        94,533         347,364      32,917
                                   -----------  ----------   ---------      ---------     -----------   ---------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................   4,398,143   1,909,988       1,122              0              85           1
  Annuity Payments................           0           0           0         (2,034)              0           0
  Surrenders, withdrawals and
   death benefits.................     (10,000)       (485)    (85,777)      (135,105)       (253,355)    (23,336)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (1,439,620)    (52,320)   (718,778)        14,730      20,837,042     195,571
  Withdrawal and other
   charges........................     (24,802)     (4,859)       (435)          (574)         (3,919)          0
                                   -----------  ----------   ---------      ---------     -----------   ---------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   2,923,721   1,852,324    (803,868)      (122,983)     20,579,853     172,236
                                   -----------  ----------   ---------      ---------     -----------   ---------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   2,561,011   2,054,089    (944,611)       (28,450)     20,927,217     205,153

NET ASSETS
  Beginning of period.............   2,096,439      42,350     944,611        973,061         205,153           0
                                   -----------  ----------   ---------      ---------     -----------   ---------
  End of period................... $ 4,657,450  $2,096,439   $       0      $ 944,611     $21,132,370   $ 205,153
                                   ===========  ==========   =========      =========     ===========   =========

  Beginning units.................     193,445       4,113      84,539         96,387          19,412           0
                                   -----------  ----------   ---------      ---------     -----------   ---------
  Units issued....................     724,888     262,706       2,376          9,258       2,884,171     138,503
  Units redeemed..................    (483,262)    (73,374)    (86,915)       (21,106)     (1,067,679)   (119,091)
                                   -----------  ----------   ---------      ---------     -----------   ---------
  Ending units....................     435,071     193,445           0         84,539       1,835,904      19,412
                                   ===========  ==========   =========      =========     ===========   =========

*  Date subaccount became available for investment

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47

                                  SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------
                           WELLS FARGO ADVANTAGE VT WELLS FARGO ADVANTAGE VT WELLS FARGO ADVANTAGE VT
                           CORE EQUITY PORTFOLIO    INTERNATIONAL EQUITY     OMEGA GROWTH PORTFOLIO
AST BOND PORTFOLIO 2021        SHARE CLASS 1        PORTFOLIO SHARE CLASS 1      SHARE CLASS 1
-----------------------    -----------------------  -----------------------  -----------------------
 01/01/2011    01/04/2010* 01/01/2011   7/16/2010*  01/01/2011   7/16/2010*  01/01/2011   7/16/2010*
     TO            TO          TO           TO          TO           TO          TO           TO
 12/31/2011    12/31/2010  8/26/2011**  12/31/2010  12/31/2011   12/31/2010  12/31/2011   12/31/2010
-----------    ----------- -----------  ----------  ----------   ----------  ----------   ----------
$  (350,851)   $  (26,471)  $     (84)   $ (2,252)   $ (2,527)    $ (1,834)   $ (6,228)    $ (2,753)
          0             0      74,422           0      10,094            0       3,129            0
  1,239,362        13,734     (49,779)        598       1,817        1,611       5,466        5,251
  2,052,415       (54,472)    (59,595)     59,595     (43,492)      43,390     (27,460)      78,491
-----------    ----------   ---------    --------    --------     --------    --------     --------

  2,940,926       (67,209)    (35,036)     57,941     (34,108)      43,167     (25,093)      80,989
-----------    ----------   ---------    --------    --------     --------    --------     --------

          0             0           0          62           0            0           1            0
          0             0           0           0           0            0           0            0
   (367,153)      (17,460)    (10,746)     (3,410)     (5,488)      (1,862)     (4,972)     (16,001)
 26,606,619     4,443,832    (267,652)    258,896       3,005      200,893     (12,340)     303,350
     (7,377)           (8)        (28)        (27)        (23)         (18)        (12)          (4)
-----------    ----------   ---------    --------    --------     --------    --------     --------

 26,232,089     4,426,364    (278,426)    255,521      (2,506)     199,013     (17,323)     287,345
-----------    ----------   ---------    --------    --------     --------    --------     --------

 29,173,015     4,359,155    (313,462)    313,462     (36,614)     242,180     (42,416)     368,334

  4,359,155             0     313,462           0     242,180            0     368,334            0
-----------    ----------   ---------    --------    --------     --------    --------     --------
$33,532,170    $4,359,155   $       0    $313,462    $205,566     $242,180    $325,918     $368,334
===========    ==========   =========    ========    ========     ========    ========     ========

    395,858             0      21,995           0      16,854            0     188,089            0
-----------    ----------   ---------    --------    --------     --------    --------     --------
  4,630,709       670,492           0      22,261       1,211       17,885       3,130      201,014
 (2,384,999)     (274,634)    (21,995)       (266)     (1,374)      (1,031)    (12,305)     (12,925)
-----------    ----------   ---------    --------    --------     --------    --------     --------
  2,641,568       395,858           0      21,995      16,691       16,854     178,914      188,089
===========    ==========   =========    ========    ========     ========    ========     ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                                SUBACCOUNTS
                                                          -----------------------------------------------------------
                                                          WELLS FARGO ADVANTAGE     WELLS FARGO ADVANTAGE     AST BOND
                                                           VT SMALL CAP GROWTH       VT SMALL CAP VALUE      PORTFOLIO
                                                          PORTFOLIO SHARE CLASS 1   PORTFOLIO SHARE CLASS 1     2022
                                                          -----------------------   ----------------------  -----------
                                                          01/01/2011   7/16/2010*   01/01/2011  7/16/2010*   1/3/2011*
                                                              TO           TO           TO          TO           TO
                                                          12/31/2011   12/31/2010   12/31/2011  12/31/2010   12/31/2011
                                                          ----------   ----------   ----------  ----------  -----------
OPERATIONS
  Net investment income (loss)...........................        $0           $0     $   (512)   $  (523)   $   (94,888)
  Capital gains distributions received...................         0            0            0          0              0
  Realized gain (loss) on shares redeemed................         1            0          888        803        133,351
  Net change in unrealized gain (loss) on investments....        (1)           1       (6,272)    13,246        597,720
                                                          ---------    ---------     --------    -------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS.............................         0            1       (5,896)    13,526        636,183
                                                          ---------    ---------     --------    -------    -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments............................         0            4            0          9              0
  Annuity Payments.......................................         0            0            0          0              0
  Surrenders, withdrawals and death benefits.............        (5)           0       (4,411)    (1,544)       (95,379)
  Net transfers between other subaccounts or fixed rate
   option................................................         0            0            0     59,492     15,063,006
  Withdrawal and other charges...........................         0            0         (199)      (185)           (23)
                                                          ---------    ---------     --------    -------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM CONTRACT OWNER
   TRANSACTIONS..........................................        (5)           4       (4,610)    57,772     14,967,604
                                                          ---------    ---------     --------    -------    -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS..................        (5)           5      (10,506)    71,298     15,603,787

NET ASSETS
  Beginning of period....................................         5            0       71,298          0              0
                                                          ---------    ---------     --------    -------    -----------
  End of period..........................................        $0           $5     $ 60,792    $71,298    $15,603,787
                                                          =========    =========     ========    =======    ===========

  Beginning units........................................         0            0        6,040          0              0
                                                          ---------    ---------     --------    -------    -----------
  Units issued...........................................         0            0            0      6,789      2,159,107
  Units redeemed.........................................         0            0         (406)      (749)      (857,351)
                                                          ---------    ---------     --------    -------    -----------
  Ending units...........................................         0            0        5,634      6,040      1,301,756
                                                          =========    =========     ========    =======    ===========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49

                            SUBACCOUNTS (CONTINUED)
        --------------------------------------------------------------
                           WELLS FARGO
          AST BLACKROCK     ADVANTAGE          AST       AST NEUBERGER
        GLOBAL STRATEGIES VT OPPORTUNITY PRUDENTIAL CORE  BERMAN CORE
            PORTFOLIO     FUND - CLASS 1 BOND PORTFOLIO  BOND PORTFOLIO
        ----------------- -------------- --------------- --------------
           4/29/2011*       8/26/2011*     10/31/2011*    10/31/2011*
               TO               TO             TO              TO
           12/31/2011       12/31/2011     12/31/2011      12/31/2011
        ----------------- -------------- --------------- --------------
           $  (412,731)      $ (1,571)      $   (370)       $   (518)
                     0              0              0               0
              (384,884)            80             18               2
            (2,193,000)        13,571          2,915           3,106
           -----------       --------       --------        --------

            (2,990,615)        12,080          2,563           2,590
           -----------       --------       --------        --------

            17,654,025              0        270,483         333,800
              (144,021)             0              0               0
            (2,217,275)        (2,734)             0               0
            32,082,198        258,727         87,261         108,042
               (70,539)             0             (3)           (143)
           -----------       --------       --------        --------

            47,304,388        255,993        357,741         441,699
           -----------       --------       --------        --------

            44,313,773        268,073        360,304         444,289

                     0              0              0               0
           -----------       --------       --------        --------
           $44,313,773       $268,073       $360,304        $444,289
           ===========       ========       ========        ========

                     0              0              0               0
           -----------       --------       --------        --------
             5,650,666         26,209         37,586          46,069
              (815,964)        (1,163)        (1,811)         (1,951)
           -----------       --------       --------        --------
             4,834,702         25,046         35,775          44,118
           ===========       ========       ========        ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A50

                       NOTES TO FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                               DECEMBER 31, 2011

NOTE 1: GENERAL

        Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account") was established on May 20, 1996 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America ("Prudential"), a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life of New Jersey's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One 3, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners FlexElite, Discovery Select and Discovery Choice Variable Annuity Contracts, and Prudential Premier B, L, X Series, Prudential Premier Bb Series, Prudential Premier Retirement, X, B, L C Series, Prudential Premier Advisor Series and Prudential Premier Retirement Variable Annuity contracts are invested in the Account.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are one hundred and ten subaccounts within the Account, of which one hundred and eight had activity during 2011. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust, (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "Portfolios"). Investment options vary by contract.

        The name of each Portfolio and the corresponding subaccount name are as follows:

AllianceBernstein VPS Large Cap Growth Portfolio Class B
American Century VP Value Fund
AST Academic Strategies Asset Allocation Portfolio
AST Advanced Strategies Portfolio
AST American Century Income & Growth Portfolio
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio (merged from Prudential SP Growth
 Asset Allocation Portfolio)
AST BlackRock Value Portfolio (formerly AST Value Portfolio)
AST Bond Portfolio 2016*
AST Bond Portfolio 2017
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Capital Growth Asset Allocation Portfolio
AST CLS Growth Asset Allocation Portfolio
AST CLS Moderate Asset Allocation Portfolio
AST Cohen & Steers Realty Portfolio
AST Federated Aggressive Growth Portfolio (merged from AST Neuberger Berman
 Small-Cap Growth Portfolio)
AST FI Pyramis(R) Asset Allocation Portfolio
AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target Portfolio
AST Global Real Estate Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST Goldman Sachs Large-Cap Value Portfolio (formerly AST AllianceBernstein
 Growth & Income Portfolio)
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST High Yield Portfolio
AST Horizon Growth Asset Allocation Portfolio
AST Horizon Moderate Asset Allocation Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST Investment Grade Bond Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Jennison Large-Cap Value Portfolio
AST JPMorgan International Equity Portfolio
AST Large-Cap Value Portfolio

                                      A51

AST Lord Abbett Core Fixed Income Portfolio (formerly AST Lord Abbett
 Bond-Debenture Portfolio)
AST Marsico Capital Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio
AST Mid-Cap Value Portfolio
AST Money Market Portfolio
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
AST Neuberger Berman Core Bond Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman Small-Cap Growth Portfolio (merged to AST Federated
 Aggressive Growth Portfolio)**
AST Parametric Emerging Markets Equity Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST QMA US Equity Alpha Portfolio
AST Quantitative Modeling Portfolio*
AST Schroders Multi-Asset World Strategies Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Equity Income Portfolio
AST T. Rowe Price Global Bond Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Wellington Management Hedged Equity Portfolio (formerly AST Aggressive
 Asset Allocation Portfolio)
AST Western Asset Core Plus Bond Portfolio
Credit Suisse Trust International Equity Flex III Portfolio**
Davis Value Portfolio
Prudential Global Portfolio
FTVIP Franklin Small-Mid Cap Growth Securities Fund
Invesco V.I. Core Equity Fund
Janus Aspen Janus Portfolio - Institutional Shares
Janus Aspen Janus Portfolio - Service Shares
Janus Aspen Overseas Portfolio - Institutional Shares
MFS(R) Growth Series - Initial Class
MFS(R) Research Series - Initial Class
NVIT Developing Markets Fund
ProFund VP Consumer Goods Portfolio
ProFund VP Consumer Services
ProFund VP Financials
ProFund VP Health Care
ProFund VP Industrials
ProFund VP Large-Cap Growth
ProFund VP Large-Cap Value
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP Real Estate
ProFund VP Small-Cap Growth
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP Utilities
Prudential SP Prudential U.S. Emerging Growth Portfolio
Prudential Jennison 20/20 Focus Portfolio
Prudential SP Growth Asset Allocation Portfolio (merged to AST BlackRock Global
 Strategies Portfolio)**
Prudential High Yield Bond Portfolio
Franklin Templeton VIP Founding Funds Allocation Fund
Prudential Jennison Portfolio
Prudential Money Market Portfolio
Prudential Small Capitalization Stock Portfolio
Prudential SP International Value Portfolio
Prudential SP International Growth Portfolio
Prudential Diversified Bond Portfolio
Prudential Value Portfolio
Prudential SP Small Cap Value Portfolio
Prudential Stock Index Portfolio
Prudential Equity Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price International Stock Portfolio
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1
Wells Fargo Advantage VT Core Equity Portfolio Share Class 1 (merged to Wells
 Fargo Advantage VT Opportunity Fund - Class 1)**
Wells Fargo Advantage VT International Equity Portfolio Share Class 1
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
Wells Fargo Advantage VT Opportunity Fund - Class 1 (merged from Wells Fargo
 Advantage VT Core Equity Portfolio Share Class 1)
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1*
        --------
        * Subaccount available for investment, but had no assets as of December 31, 2011

        ** Subaccount no longer available for investment as of December 31, 2011

        At December 31, 2011, there were no balances or transactions for the period then ended pertaining to AST Bond Portfolio 2016 and AST Quantitative Modeling Portfolio.

        The Series Funds are diversified open-ended management investment companies, and each portfolio of the Series Funds is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Series Funds and externally managed portfolios. Additional information on these subaccounts is available upon request to the appropriate companies.

                                      A52

        The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2011 as net transfers between subaccounts. The transfers occurred as follows:

                                  REMOVED PORTFOLIO     SURVIVING PORTFOLIO
    APRIL 29, 2011             ----------------------- ---------------------
                                AST NEUBERGER BERMAN       AST FEDERATED
                                  SMALL-CAP GROWTH       AGGRESSIVE GROWTH
                                      PORTFOLIO              PORTFOLIO
                               ----------------------- ---------------------
    Shares....................           667,562              1,487,994
    Net asset value per share.       $     10.24            $     10.01
    Net assets before merger..       $ 6,835,831            $ 8,058,989
    Net assets after merger...       $         0            $14,894,820

                                PRUDENTIAL SP GROWTH
                                  ASSET ALLOCATION     AST BLACKROCK GLOBAL
                                      PORTFOLIO        STRATEGIES PORTFOLIO
                               ----------------------- ---------------------
    Shares....................         3,407,599              3,254,257
    Net asset value per share.       $      9.55            $     10.00
    Net assets before merger..       $32,542,567            $         0
    Net assets after merger...       $         0            $32,542,567

                                  REMOVED PORTFOLIO     SURVIVING PORTFOLIO
    AUGUST 26, 2011            ----------------------- ---------------------
                                WELLS FARGO ADVANTAGE  WELLS FARGO ADVANTAGE
                                   VT CORE EQUITY         VT OPPORTUNITY
                               PORTFOLIO SHARE CLASS 1    FUND - CLASS 1
                               ----------------------- ---------------------
    Shares....................            20,990                 16,111
    Net asset value per share.       $     12.68            $     16.52
    Net assets before merger..       $   266,172            $         0
    Net assets after merger...       $         0            $   266,172

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

        Investments--The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccount.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend Income and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex-distribution date.

        FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

        In May 2011, the Financial Accounting Standards Board ("FASB") issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual

                                      A53
        reporting period beginning after December 15, 2011 and should be applied prospectively. The Account expects this guidance to have an impact on its financial statement disclosures but limited, if any, impact on the Account's financial position or results of operations.

NOTE 3: FAIR VALUE

        Fair Value Measurement--Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

        Level 1--Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices,
        (iii) price quotes not varying substantially among market makers,
        (iv) narrow bid/ask spreads and (v) most information publicly available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

        Level 2--Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the asset through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

        Level 3--Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Account's assumptions about the inputs market participants would use in pricing the asset or liability. As of December 31, 2011, the Account did not have any Level 3 assets or liabilities.

        As of December 31, 2011, all funds have been classified as Level 1 with the exception of proprietary funds, consisting of "Series Funds", and any non-proprietary funds not available for public investment, which are classified as Level 2. The Level 2 fund balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2011, are presented below.

    Proprietary Funds ("Series Funds")....................... $3,915,020,972
    AllianceBernstein VPS Large Cap Growth Portfolio Class B. $      466,570
    Davis Value Portfolio.................................... $    2,181,362
    Janus Aspen Janus Portfolio - Service Shares............. $      422,958
    Janus Aspen Janus Portfolio - Institutional Shares....... $    4,977,112
    Janus Aspen Overseas Portfolio - Institutional Shares.... $    8,735,377
    NVIT Developing Markets Fund............................. $      670,330
    ProFund VP Consumer Services............................. $      318,360
    ProFund VP Consumer Goods Portfolio...................... $      309,464
    ProFund VP Financials.................................... $      460,756
    ProFund VP Health Care................................... $      367,076
    ProFund VP Industrials................................... $      289,434
    ProFund VP Mid-Cap Growth................................ $       87,030

                                      A54

ProFund VP Mid-Cap Value.............................................. $ 80,928
ProFund VP Real Estate................................................ $109,609
ProFund VP Small-Cap Growth........................................... $ 26,096
ProFund VP Small-Cap Value............................................ $ 19,259
ProFund VP Telecommunications......................................... $254,740
ProFund VP Utilities.................................................. $258,742
ProFund VP Large-Cap Growth........................................... $ 36,943
ProFund VP Large-Cap Value............................................ $140,580
Wells Fargo Advantage VT International Equity Portfolio Share Class 1. $205,566
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1......... $325,918
Wells Fargo Advantage VT Opportunity Fund - Class 1................... $268,073
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1...... $ 60,792

        TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2

        During 2011, there were no significant transfers from Level 1 to Level
        2. There were significant transfers from Level 2 to Level 1 of $10,422,649 in respect of the Invesco V.I. Core Equity Fund. The transfers are based on values as of December 31, 2010. Investments are transferred out of Level 1 and into Level 2 when a net asset value is no longer readily available to the public and conversely transferred out of Level 2 and into Level 1 when a net asset value becomes readily available to the public.

        As there are no Level 3 assets for either period, a presentation of the reconciliation of Level 3 assets is not required at this time. In addition, there are no other financial assets or liabilities valued on a non-recurring basis.

NOTE 4: TAXES

        Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. No federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2011 were as follows:

                                                           PURCHASES       SALES
                                                          ------------ -------------
AllianceBernstein VPS Large Cap Growth Portfolio Class B. $     88,174 $     (97,827)
American Century VP Value Fund........................... $     82,051 $    (353,856)
AST Academic Strategies Asset Allocation Portfolio....... $166,969,049 $(136,140,865)
AST Advanced Strategies Portfolio........................ $184,670,803 $(124,334,426)
AST T. Rowe Price Equity Income Portfolio................ $  8,437,573 $  (7,466,103)
AST American Century Income & Growth Portfolio........... $ 12,433,682 $  (8,721,521)
AST Balanced Asset Allocation Portfolio.................. $243,299,336 $(207,316,441)
AST BlackRock Global Strategies Portfolio................ $ 53,812,802 $  (6,921,145)
AST BlackRock Value Portfolio............................ $  9,493,715 $  (6,648,722)
AST Bond Portfolio 2017.................................. $ 32,447,759 $ (12,033,485)
AST Bond Portfolio 2018.................................. $ 29,704,890 $  (9,851,103)
AST Bond Portfolio 2019.................................. $          0 $     (34,481)
AST Bond Portfolio 2020.................................. $  2,174,255 $  (4,993,382)
AST Bond Portfolio 2021.................................. $ 53,086,827 $ (27,216,575)
AST Bond Portfolio 2022.................................. $ 24,523,299 $  (9,650,582)
AST Capital Growth Asset Allocation Portfolio............ $189,783,984 $(174,565,762)
AST CLS Growth Asset Allocation Portfolio................ $110,992,344 $ (84,283,572)

                                      A55

                                                                         PURCHASES         SALES
                                                                       -------------- ---------------
AST CLS Moderate Asset Allocation Portfolio........................... $  112,556,663 $   (74,474,012)
AST Cohen & Steers Realty Portfolio................................... $   11,227,187 $    (7,835,877)
AST Federated Aggressive Growth Portfolio............................. $   18,916,151 $   (12,244,173)
AST FI Pyramis(R) Asset Allocation Portfolio.......................... $   71,145,875 $   (49,107,854)
AST First Trust Balanced Target Portfolio............................. $  132,366,619 $   (86,509,377)
AST First Trust Capital Appreciation Target Portfolio................. $  154,954,453 $  (123,814,599)
AST Global Real Estate Portfolio...................................... $    4,884,686 $    (4,114,032)
AST Goldman Sachs Concentrated Growth Portfolio....................... $   10,873,031 $    (9,928,003)
AST Goldman Sachs Large-Cap Value Portfolio........................... $   10,760,856 $    (8,301,014)
AST Goldman Sachs Mid-Cap Growth Portfolio............................ $   13,864,935 $   (12,255,504)
AST Goldman Sachs Small-Cap Value Portfolio........................... $   15,144,393 $   (12,411,186)
AST High Yield Portfolio.............................................. $    9,295,746 $    (7,140,264)
AST Horizon Growth Asset Allocation Portfolio......................... $   63,794,699 $   (43,934,429)
AST Horizon Moderate Asset Allocation Portfolio....................... $   72,013,250 $   (49,784,149)
AST International Growth Portfolio.................................... $   11,128,992 $    (8,606,354)
AST International Value Portfolio..................................... $    6,353,122 $    (5,093,733)
AST Investment Grade Bond Portfolio................................... $1,751,409,852 $(1,088,317,132)
AST J.P. Morgan Strategic Opportunities Portfolio..................... $   58,572,601 $   (40,478,017)
AST Jennison Large-Cap Growth Portfolio............................... $    7,308,881 $    (4,452,245)
AST Jennison Large-Cap Value Portfolio................................ $    5,317,597 $    (4,090,508)
AST JPMorgan International Equity Portfolio........................... $   14,504,842 $   (12,787,532)
AST Large-Cap Value Portfolio......................................... $    5,210,824 $    (4,100,668)
AST Lord Abbett Core Fixed Income Portfolio........................... $   16,205,252 $    (5,469,828)
AST Marsico Capital Growth Portfolio.................................. $   23,142,151 $   (19,773,688)
AST MFS Global Equity Portfolio....................................... $    9,916,797 $    (8,038,137)
AST MFS Growth Portfolio.............................................. $    5,032,422 $    (4,071,341)
AST Mid-Cap Value Portfolio........................................... $    7,994,050 $    (6,685,333)
AST Money Market Portfolio............................................ $   38,039,276 $   (29,002,867)
AST Neuberger Berman / LSV Mid-Cap Value Portfolio.................... $   11,660,583 $    (9,152,642)
AST Neuberger Berman Core Bond Portfolio.............................. $      442,704 $        (1,523)
AST Neuberger Berman Mid-Cap Growth Portfolio......................... $   13,922,191 $   (11,306,958)
AST Neuberger Berman Small-Cap Growth Portfolio....................... $    1,715,071 $    (7,275,514)
AST Parametric Emerging Markets Equity Portfolio...................... $   24,531,792 $   (22,106,592)
AST PIMCO Limited Maturity Bond Portfolio............................. $    9,454,122 $    (6,720,057)
AST PIMCO Total Return Bond Portfolio................................. $  109,271,032 $   (94,428,144)
AST Preservation Asset Allocation Portfolio........................... $  139,823,634 $   (78,623,583)
AST Prudential Core Bond Portfolio.................................... $      360,743 $        (3,371)
AST QMA US Equity Alpha Portfolio..................................... $    3,548,152 $    (2,657,782)
AST Schroders Multi-Asset World Strategies Portfolio.................. $  110,439,574 $   (74,357,655)
AST Small-Cap Growth Portfolio........................................ $    8,735,454 $    (6,585,380)
AST Small-Cap Value Portfolio......................................... $    7,395,895 $    (6,284,483)
AST T. Rowe Price Asset Allocation Portfolio.......................... $  249,579,471 $  (158,967,774)
AST T. Rowe Price Global Bond Portfolio............................... $   10,436,870 $    (8,571,042)
AST T. Rowe Price Large-Cap Growth Portfolio.......................... $   18,588,783 $   (14,744,912)
AST T. Rowe Price Natural Resources Portfolio......................... $   27,501,261 $   (22,200,382)
AST Wellington Management Hedged Equity Portfolio..................... $   12,778,327 $    (5,569,914)
AST Western Asset Core Plus Bond Portfolio............................ $   28,621,049 $   (24,799,544)
Credit Suisse Trust International Equity Flex III Portfolio........... $       15,257 $      (828,972)
Davis Value Portfolio................................................. $      171,758 $      (380,815)
FTVIP Franklin Small-Mid Cap Growth Securities Fund................... $      241,506 $      (450,158)
FTVIP Franklin Templeton VIP Founding Funds Allocation Fund - Class 2. $  139,311,721 $  (116,507,405)
Invesco V.I. Core Equity Fund......................................... $       19,490 $    (1,403,167)
Janus Aspen Janus Portfolio - Institutional Shares.................... $      145,785 $      (960,275)
Janus Aspen Janus Portfolio - Service Shares.......................... $       24,638 $      (253,411)
Janus Aspen Overseas Portfolio - Institutional Shares................. $      186,987 $    (2,109,260)
MFS(R) Growth Series - Initial Class.................................. $       25,592 $      (910,636)
MFS(R) Research Series - Initial Class................................ $        4,970 $      (291,707)
NVIT Developing Markets Fund.......................................... $      159,992 $    (1,845,259)
ProFund VP Consumer Goods Portfolio................................... $      163,486 $      (179,584)
ProFund VP Consumer Services.......................................... $      187,102 $      (195,397)
ProFund VP Financials................................................. $      330,889 $      (275,953)

                                      A56

                                                                       PURCHASES      SALES
                                                                       ---------- ------------
ProFund VP Health Care................................................ $  227,774 $   (258,301)
ProFund VP Industrials................................................ $  205,682 $   (254,193)
ProFund VP Large-Cap Growth........................................... $   43,421 $    (50,677)
ProFund VP Large-Cap Value............................................ $   74,374 $    (66,986)
ProFund VP Mid-Cap Growth............................................. $   90,616 $    (82,975)
ProFund VP Mid-Cap Value.............................................. $   70,033 $    (52,512)
ProFund VP Real Estate................................................ $   90,002 $   (112,366)
ProFund VP Small-Cap Growth........................................... $   30,546 $    (31,291)
ProFund VP Small-Cap Value............................................ $   17,629 $    (21,186)
ProFund VP Telecommunications......................................... $  205,799 $   (187,659)
ProFund VP Utilities.................................................. $  181,441 $   (202,283)
Prudential Diversified Bond Portfolio................................. $  478,726 $ (3,728,672)
Prudential Equity Portfolio........................................... $  119,695 $ (3,254,252)
Prudential Global Portfolio........................................... $   70,645 $   (991,800)
Prudential High Yield Bond Portfolio.................................. $  374,894 $ (4,324,576)
Prudential Jennison 20/20 Focus Portfolio............................. $  217,308 $   (844,210)
Prudential Jennison Portfolio......................................... $  290,650 $ (4,441,884)
Prudential Money Market Portfolio..................................... $4,126,526 $ (8,161,613)
Prudential Small Capitalization Stock Portfolio....................... $  327,789 $   (824,869)
Prudential SP Growth Asset Allocation Portfolio....................... $  210,935 $(33,725,603)
Prudential SP International Growth Portfolio.......................... $   85,730 $   (829,188)
Prudential SP International Value Portfolio........................... $  158,391 $   (744,042)
Prudential SP Small Cap Value Portfolio............................... $  257,370 $ (4,422,250)
Prudential Stock Index Portfolio...................................... $  719,049 $ (5,164,192)
Prudential Value Portfolio............................................ $  236,006 $ (4,785,335)
Prudential SP Prudential U.S. Emerging Growth Portfolio............... $  635,153 $ (2,589,034)
T. Rowe Price Equity Income Portfolio................................. $   48,421 $   (929,330)
T. Rowe Price International Stock Portfolio........................... $   69,460 $   (420,615)
Wells Fargo Advantage VT Core Equity Portfolio Share Class 1.......... $        0 $   (281,936)
Wells Fargo Advantage VT International Equity Portfolio Share Class 1. $   15,413 $    (21,881)
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1......... $    5,727 $    (29,278)
Wells Fargo Advantage VT Opportunity Fund - Class 1................... $  267,891 $    (13,469)
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1..... $        0 $         (5)
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1...... $        0 $     (5,707)

NOTE 6: RELATED PARTY TRANSACTIONS

        PFI and its affiliates perform various services on behalf of the portfolios of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

        The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC ("PI") and the Advanced Series Trust has entered into an agreement with PI and AST Investment Services, Inc, both indirect, wholly-owned subsidiaries of PFI (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services with respect to each portfolio. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

        The Series Funds have distribution agreements with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Funds. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the portfolios of the Series Funds. However, service fees are paid to PIMS as distributor of the Class II shares of the

                                      A57
        portfolios of the Series Funds. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio's average daily net assets.

        Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of each portfolio of the Series Funds.

        The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

NOTE 7: FINANCIAL HIGHLIGHTS

        Pruco Life of New Jersey sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life of New Jersey and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options.

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ---------- -----------------  ------------------
                                           PRUDENTIAL MONEY MARKET PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2011  15,082 $1.01024 to  $10.22387 $18,883   0.02%    1.00%  to   1.80%   -1.77% to   -0.96%
December 31, 2010  18,414 $1.02843 to  $10.32322 $22,913   0.03%    1.00%  to   1.80%   -1.73% to   -0.96%
December 31, 2009  15,430 $1.04657 to  $10.42341 $18,850   0.43%    1.00%  to   1.80%   -1.40% to   -0.60%
December 31, 2008  23,300 $1.06138 to  $ 1.37270 $28,397   2.59%    1.35%  to   1.80%    0.82% to    1.30%
December 31, 2007  18,166 $1.05271 to  $ 1.35615 $22,032   4.96%    1.35%  to   1.80%    3.20% to    3.63%

                                         PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2011  11,805 $1.86014 to  $ 2.24741 $26,479   4.28%    1.35%  to   1.65%    5.78% to    6.08%
December 31, 2010  13,115 $1.75857 to  $ 2.11964 $27,736   4.18%    1.35%  to   1.65%    8.78% to    9.10%
December 31, 2009  15,202 $1.61669 to  $ 1.94392 $29,488   4.69%    1.35%  to   1.65%   18.56% to   18.91%
December 31, 2008  17,358 $1.36361 to  $ 1.63556 $28,332   5.12%    1.35%  to   1.65%   -5.02% to   -4.74%
December 31, 2007  21,214 $1.43562 to  $ 1.71791 $36,374   5.01%    1.35%  to   1.65%    4.00% to    4.31%

                                              PRUDENTIAL EQUITY PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2011  11,025 $1.15047 to  $ 1.96226 $20,353   0.68%    1.35%  to   1.80%   -5.17% to   -4.75%
December 31, 2010  12,475 $1.21137 to  $ 2.06117 $24,170   0.80%    1.35%  to   1.80%    9.93% to   10.41%
December 31, 2009  14,144 $1.10036 to  $ 1.86775 $24,855   1.61%    1.35%  to   1.80%   35.71% to   36.32%
December 31, 2008  15,829 $0.80955 to  $ 1.37073 $20,459   1.45%    1.35%  to   1.80%  -39.25% to  -38.98%
December 31, 2007  18,581 $1.33060 to  $ 2.24766 $39,447   1.01%    1.35%  to   1.80%    7.38% to    7.86%

                                              PRUDENTIAL VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2011  14,821 $1.28292 to  $ 2.51241 $28,787   1.02%    1.35%  to   1.80%   -7.24% to   -6.83%
December 31, 2010  16,908 $1.38306 to  $ 2.69800 $34,989   0.96%    1.35%  to   1.80%   11.85% to   12.34%
December 31, 2009  11,984 $1.23652 to  $ 2.40272 $25,088   2.06%    1.35%  to   1.80%   39.42% to   40.04%
December 31, 2008  13,276 $0.88692 to  $ 1.71665 $19,943   1.88%    1.35%  to   1.80%  -43.32% to  -43.07%
December 31, 2007  15,801 $1.56465 to  $ 3.01663 $41,707   1.24%    1.35%  to   1.80%    1.35% to    1.81%

                                      A58

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ---------- -----------------  ------------------
                                         PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2011   6,482 $1.74036 to  $12.08103 $21,605   7.44%    1.35%  to   2.10%    2.94% to    3.69%
December 31, 2010   7,412 $1.68340 to  $11.65524 $24,396   8.33%    1.35%  to   2.10%   11.70% to   12.53%
December 31, 2009   8,610 $1.50037 to  $10.36252 $25,112   6.10%    1.35%  to   1.80%    3.16% to   45.21%
December 31, 2008   9,067 $1.03639 to  $ 1.28867 $11,670   8.56%    1.35%  to   1.65%  -23.54% to  -23.32%
December 31, 2007  11,056 $1.35549 to  $ 1.68122 $18,567   7.03%    1.35%  to   1.65%    0.96% to    1.26%

                                           PRUDENTIAL STOCK INDEX PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2011  14,344 $0.87367 to  $ 1.97156 $24,118   1.61%    1.35%  to   1.75%    0.20% to    0.60%
December 31, 2010  16,877 $0.87059 to  $ 1.96089 $27,983   1.76%    1.35%  to   1.75%   12.61% to   13.06%
December 31, 2009  19,203 $0.77191 to  $ 1.73514 $28,276   2.83%    1.35%  to   1.75%   23.91% to   24.41%
December 31, 2008  21,057 $0.62211 to  $ 1.39552 $25,023   2.27%    1.35%  to   1.75%  -38.03% to  -37.77%
December 31, 2007  24,905 $1.00244 to  $ 2.24407 $47,587   1.50%    1.35%  to   1.75%    3.28% to    3.69%

                                              PRUDENTIAL GLOBAL PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2011   3,495 $0.80450 to  $ 1.73216 $ 5,368   1.57%    1.35%  to   1.80%   -8.62% to   -8.21%
December 31, 2010   4,002 $0.87862 to  $ 1.88807 $ 6,685   1.58%    1.35%  to   1.80%   10.75% to   11.24%
December 31, 2009   4,460 $0.79182 to  $ 1.69810 $ 6,679   2.91%    1.35%  to   1.80%   29.07% to   29.63%
December 31, 2008   4,837 $0.61228 to  $ 1.31055 $ 5,626   1.83%    1.35%  to   1.80%  -43.93% to  -43.68%
December 31, 2007   5,611 $1.08987 to  $ 2.32839 $11,567   1.01%    1.35%  to   1.80%    8.51% to    9.00%

                                             PRUDENTIAL JENNISON PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2011  13,279 $0.72609 to  $ 2.08665 $23,576   0.30%    1.35%  to   1.80%   -1.46% to   -1.03%
December 31, 2010  15,574 $0.73544 to  $ 2.10942 $27,512   0.44%    1.35%  to   1.80%    9.97% to   10.46%
December 31, 2009  16,183 $0.66747 to  $ 1.91072 $26,409   0.68%    1.35%  to   1.80%   40.50% to   41.12%
December 31, 2008  18,563 $0.47423 to  $ 1.35460 $21,442   0.53%    1.35%  to   1.80%  -38.39% to  -38.11%
December 31, 2007  22,125 $0.76811 to  $ 2.19002 $41,555   0.28%    1.35%  to   1.80%   10.01% to   10.50%

                                    PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2011   1,672 $2.10724 to  $ 2.69556 $ 4,476   0.81%    1.35%  to   1.65%   -1.07% to   -0.78%
December 31, 2010   1,832 $2.13000 to  $ 2.71805 $ 4,950   0.83%    1.35%  to   1.65%   23.89% to   24.25%
December 31, 2009   2,118 $1.71932 to  $ 2.18866 $ 4,611   1.86%    1.35%  to   1.65%   23.15% to   23.51%
December 31, 2008   2,399 $1.39606 to  $ 1.77290 $ 4,234   1.17%    1.35%  to   1.65%  -32.16% to  -31.96%
December 31, 2007   3,135 $2.05789 to  $ 2.60699 $ 8,142   0.55%    1.35%  to   1.65%   -2.16% to   -1.86%

                                      T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2011   1,305 $0.92976 to  $ 1.26936 $ 1,655   1.44%    1.35%  to   1.65%  -14.25% to  -14.00%
December 31, 2010   1,532 $1.08424 to  $ 1.47671 $ 2,254   0.90%    1.35%  to   1.65%   12.60% to   12.92%
December 31, 2009   1,706 $1.30828 to  $ 1.30828 $ 2,232   2.70%    1.40%  to   1.40%   50.29% to   50.37%
December 31, 2008   1,818 $0.65977 to  $ 0.87049 $ 1,582   1.84%    1.35%  to   1.40%  -49.42% to  -49.39%
December 31, 2007   2,261 $1.27297 to  $ 1.72087 $ 3,889   1.38%    1.35%  to   1.65%   11.19% to   11.52%

                                         T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2011   3,092 $1.34518 to  $ 2.08566 $ 6,387   1.73%    1.35%  to   1.65%   -2.32% to   -2.03%
December 31, 2010   3,462 $1.37716 to  $ 2.13003 $ 7,300   1.89%    1.35%  to   1.65%   13.16% to   13.49%
December 31, 2009   3,901 $1.21705 to  $ 1.87780 $ 7,273   2.00%    1.35%  to   1.65%   23.55% to   23.93%
December 31, 2008   4,460 $0.98503 to  $ 1.51606 $ 6,720   2.32%    1.35%  to   1.65%  -37.15% to  -36.96%
December 31, 2007   5,156 $1.56731 to  $ 2.40627 $12,300   1.67%    1.35%  to   1.65%    1.58% to    1.88%

                                             INVESCO V.I. CORE EQUITY FUND
                   ------------------------------------------------------------------------------------
December 31, 2011   5,089 $0.93773 to  $ 1.78573 $ 9,075   0.95%    1.35%  to   1.65%   -1.68% to   -1.40%
December 31, 2010   5,771 $0.95379 to  $ 1.81190 $10,423   0.96%    1.35%  to   1.65%    7.77% to    8.09%
December 31, 2009   6,508 $0.88500 to  $ 1.67706 $10,854   1.83%    1.35%  to   1.65%   26.20% to   26.61%
December 31, 2008   7,327 $0.70126 to  $ 1.32547 $ 9,665   2.00%    1.35%  to   1.65%  -31.28% to  -31.08%
December 31, 2007   9,004 $1.02044 to  $ 1.92405 $17,237   1.03%    1.35%  to   1.65%    6.35% to    6.66%

                                  JANUS ASPEN JANUS PORTFOLIO -- INSTITUTIONAL SHARES
                   ------------------------------------------------------------------------------------
December 31, 2011   3,289 $0.73068 to  $ 1.52032 $ 4,977   0.58%    1.35%  to   1.65%   -6.83% to   -6.57%
December 31, 2010   3,767 $0.78421 to  $ 1.62786 $ 6,073   1.09%    1.35%  to   1.65%   12.67% to   12.99%
December 31, 2009   4,393 $0.69604 to  $ 1.44140 $ 6,265   0.54%    1.35%  to   1.65%   34.14% to   34.54%
December 31, 2008   4,794 $0.51888 to  $ 1.07198 $ 5,101   0.72%    1.35%  to   1.65%  -40.70% to  -40.53%
December 31, 2007   6,190 $0.87503 to  $ 1.80324 $11,084   0.70%    1.35%  to   1.65%   13.21% to   13.55%

                                      A59

                              AT YEAR ENDED                            FOR YEAR ENDED
                   -----------------------------------  -----------------------------------------------
                                                 NET    INVESTMENT
                   UNITS       UNIT VALUE       ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)  LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ --------------------  ------- ---------- -----------------  ------------------
                                JANUS ASPEN OVERSEAS PORTFOLIO -- INSTITUTIONAL SHARES
                   -----------------------------------------------------------------------------------
December 31, 2011   2,904 $1.68615 to  $3.04341 $ 8,735   0.46%    1.35%  to   1.65%  -33.27% to  -33.07%
December 31, 2010   3,325 $2.52677 to  $4.54962 $14,939   0.68%    1.35%  to   1.65%   23.28% to   23.64%
December 31, 2009   3,937 $2.04970 to  $3.68158 $14,332   0.56%    1.35%  to   1.65%   76.64% to   77.17%
December 31, 2008   4,558 $1.16037 to  $2.07911 $ 9,376   1.19%    1.35%  to   1.65%  -52.89% to  -52.75%
December 31, 2007   5,607 $2.46327 to  $4.40276 $24,465   0.62%    1.35%  to   1.65%   26.22% to   26.60%

                                       MFS(R) RESEARCH SERIES -- INITIAL CLASS
                   -----------------------------------------------------------------------------------
December 31, 2011     990 $1.62522 to  $1.62522 $ 1,609   0.86%    1.40%  to   1.40%   -1.82% to   -1.82%
December 31, 2010   1,149 $1.65543 to  $1.65543 $ 1,902   0.93%    1.40%  to   1.40%   14.29% to   14.29%
December 31, 2009   1,248 $1.44843 to  $1.44843 $ 1,808   1.45%    1.40%  to   1.40%   28.75% to   28.75%
December 31, 2008   1,367 $1.12501 to  $1.12501 $ 1,538   0.56%    1.40%  to   1.40%  -36.97% to  -36.97%
December 31, 2007   1,759 $1.11117 to  $1.78496 $ 3,140   0.73%    1.40%  to   1.65%   11.36% to   11.63%

                                        MFS(R) GROWTH SERIES -- INITIAL CLASS
                   -----------------------------------------------------------------------------------
December 31, 2011   3,507 $0.88728 to  $1.65595 $ 5,790   0.19%    1.35%  to   1.65%   -1.95% to   -1.65%
December 31, 2010   3,975 $0.90488 to  $1.68460 $ 6,677   0.12%    1.35%  to   1.65%   13.46% to   13.80%
December 31, 2009   4,435 $0.79756 to  $1.48114 $ 6,551   0.32%    1.35%  to   1.65%   35.43% to   35.83%
December 31, 2008   4,986 $0.58889 to  $1.09086 $ 5,426   0.24%    1.35%  to   1.65%  -38.43% to  -38.25%
December 31, 2007   6,071 $0.95653 to  $1.76744 $10,697   0.00%    1.35%  to   1.65%   19.20% to   19.55%

                                            AMERICAN CENTURY VP VALUE FUND
                   -----------------------------------------------------------------------------------
December 31, 2011   1,221 $1.63512 to  $1.98177 $ 2,408   2.02%    1.35%  to   1.65%   -0.62% to   -0.33%
December 31, 2010   1,337 $1.64535 to  $1.98934 $ 2,649   2.20%    1.35%  to   1.65%   11.58% to   11.91%
December 31, 2009   1,481 $1.47454 to  $1.77852 $ 2,621   5.79%    1.35%  to   1.65%   17.92% to   18.27%
December 31, 2008   1,667 $1.25041 to  $1.50461 $ 2,499   2.52%    1.35%  to   1.65%  -27.97% to  -27.75%
December 31, 2007   1,981 $1.73593 to  $2.08379 $ 4,115   1.71%    1.35%  to   1.65%   -6.68% to   -6.41%

                            FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND -- CLASS 2
                   -----------------------------------------------------------------------------------
December 31, 2011   1,511 $1.02535 to  $1.77574 $ 2,657   0.00%    1.35%  to   1.65%   -6.37% to   -6.09%
December 31, 2010   1,608 $1.09508 to  $1.89197 $ 3,000   0.00%    1.35%  to   1.65%   25.55% to   25.93%
December 31, 2009   1,702 $0.87224 to  $1.50320 $ 2,523   0.00%    1.35%  to   1.65%   41.25% to   41.68%
December 31, 2008   1,856 $0.61753 to  $1.06167 $ 1,943   0.00%    1.35%  to   1.65%  -43.43% to  -43.26%
December 31, 2007   2,176 $1.09168 to  $1.87203 $ 4,026   0.00%    1.35%  to   1.65%    9.41% to    9.75%

                                      PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                   -----------------------------------------------------------------------------------
December 31, 2011   2,433 $1.56151 to  $1.65810 $ 4,027   0.08%    1.35%  to   1.65%   -5.72% to   -5.44%
December 31, 2010   2,744 $1.65622 to  $1.75443 $ 4,807   0.00%    1.35%  to   1.65%    6.08% to    6.40%
December 31, 2009   2,995 $1.56131 to  $1.64969 $ 4,934   0.49%    1.35%  to   1.65%   55.28% to   55.73%
December 31, 2008   3,327 $1.00550 to  $1.05981 $ 3,523   0.55%    1.35%  to   1.65%  -40.14% to  -39.96%
December 31, 2007   3,704 $1.67967 to  $1.76615 $ 6,538   0.56%    1.35%  to   1.65%    8.79% to    9.12%

                                                DAVIS VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------
December 31, 2011   2,104 $1.00779 to  $1.04304 $ 2,181   0.81%    1.35%  to   1.65%   -5.73% to   -5.45%
December 31, 2010   2,278 $1.06904 to  $1.10314 $ 2,499   1.31%    1.35%  to   1.65%   10.93% to   11.25%
December 31, 2009   2,563 $0.96368 to  $0.99157 $ 2,528   0.88%    1.35%  to   1.65%   29.03% to   29.41%
December 31, 2008   3,060 $0.74684 to  $0.76620 $ 2,334   0.91%    1.35%  to   1.65%  -41.30% to  -41.12%
December 31, 2007   3,939 $1.27220 to  $1.30132 $ 5,105   1.06%    1.35%  to   1.65%    2.92% to    3.24%

                               ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO CLASS B
                   -----------------------------------------------------------------------------------
December 31, 2011     785 $0.57787 to  $0.59481 $   467   0.09%    1.40%  to   1.65%   -4.83% to   -4.61%
December 31, 2010     795 $0.60717 to  $0.62731 $   495   0.27%    1.35%  to   1.65%    8.05% to    8.37%
December 31, 2009     852 $0.56193 to  $0.57885 $   490   0.00%    1.35%  to   1.65%   34.87% to   35.31%
December 31, 2008     980 $0.41663 to  $0.42781 $   417   0.00%    1.35%  to   1.65%  -40.80% to  -40.62%
December 31, 2007   1,134 $0.70378 to  $0.72051 $   813   0.00%    1.35%  to   1.65%   11.76% to   12.10%

                                       PRUDENTIAL SP SMALL CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------
December 31, 2011   5,636 $1.37284 to  $1.79660 $ 9,694   0.66%    1.35%  to   1.80%   -4.49% to   -4.06%
December 31, 2010   7,783 $1.43734 to  $1.87355 $14,070   0.65%    1.35%  to   1.80%   24.03% to   24.59%
December 31, 2009   8,611 $1.15887 to  $1.50448 $12,502   1.50%    1.35%  to   1.80%   28.50% to   29.05%
December 31, 2008   9,556 $0.90185 to  $1.16633 $10,785   1.11%    1.35%  to   1.80%  -31.74% to  -31.43%
December 31, 2007  11,378 $1.32111 to  $1.70189 $18,750   0.66%    1.35%  to   1.80%   -5.34% to   -4.92%

                                      A60

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                      JANUS ASPEN JANUS PORTFOLIO -- SERVICE SHARES
                   --------------------------------------------------------------------------------------
December 31, 2011     428 $ 0.61555 to  $ 1.36100 $    423   0.40%    1.40%  to   1.75%   -7.16% to   -6.84%
December 31, 2010     679 $ 0.66210 to  $ 1.46090 $    668   0.37%    1.40%  to   1.75%   12.30% to   12.68%
December 31, 2009     566 $ 0.58877 to  $ 1.29652 $    533   0.38%    1.40%  to   1.75%   33.67% to   34.14%
December 31, 2008     662 $ 0.43971 to  $ 0.96655 $    479   0.58%    1.40%  to   1.75%  -40.91% to  -40.70%
December 31, 2007     774 $ 0.74290 to  $ 1.62992 $    926   0.55%    1.40%  to   1.75%   12.81% to   13.20%

                                 PRUDENTIAL SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011   4,764 $ 1.13467 to  $ 2.49218 $  9,168   0.59%    1.35%  to   1.80%    0.42% to    0.86%
December 31, 2010   5,712 $ 1.12786 to  $ 2.47225 $ 10,859   0.40%    1.35%  to   1.80%   18.30% to   18.82%
December 31, 2009   3,805 $ 0.95142 to  $ 2.08159 $  6,160   0.74%    1.35%  to   1.80%   39.39% to   40.00%
December 31, 2008   4,497 $ 0.68135 to  $ 1.48767 $  5,091   0.30%    1.35%  to   1.80%  -37.36% to  -37.08%
December 31, 2007   5,536 $ 1.08548 to  $ 2.36566 $  9,816   0.26%    1.35%  to   1.80%   14.74% to   15.25%

                        PRUDENTIAL SP GROWTH ASSET ALLOCATION PORTFOLIO (EXPIRED APRIL 29, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2011       0 $       0 to  $       0 $      0   0.00%    1.40%  to   2.35%    5.78% to    6.11%
December 31, 2010  17,274 $ 1.05696 to  $11.05168 $ 31,471   1.97%    1.40%  to   2.35%   11.29% to   12.33%
December 31, 2009  19,041 $ 0.94281 to  $ 9.89707 $ 31,604   2.19%    1.40%  to   2.35%   23.32% to   24.48%
December 31, 2008  20,266 $ 0.75897 to  $ 7.99800 $ 26,816   1.71%    1.40%  to   2.35%  -37.82% to  -37.24%
December 31, 2007  23,637 $ 1.21163 to  $12.81910 $ 48,721   1.45%    1.40%  to   2.35%    6.71% to    7.71%

                                      PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011   2,217 $ 0.64172 to  $ 1.56912 $  2,650   1.29%    1.35%  to   1.80%  -16.42% to  -16.04%
December 31, 2010   2,753 $ 0.76618 to  $ 1.86993 $  3,873   1.53%    1.40%  to   1.80%   11.98% to   12.44%
December 31, 2009   2,842 $ 0.68282 to  $ 1.66303 $  3,568   2.18%    1.40%  to   1.80%   34.72% to   35.26%
December 31, 2008   3,161 $ 0.50582 to  $ 1.22951 $  2,916   1.64%    1.35%  to   1.80%  -51.18% to  -50.96%
December 31, 2007   3,565 $ 1.03403 to  $ 2.50846 $  6,708   0.69%    1.35%  to   1.80%   17.42% to   17.94%

                                       PRUDENTIAL SP INTERNATIONAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011   1,944 $ 0.93318 to  $ 1.58079 $  2,638   2.42%    1.40%  to   1.75%  -14.59% to  -14.29%
December 31, 2010   2,288 $ 1.09095 to  $ 1.84445 $  3,609   2.19%    1.40%  to   1.80%    8.85% to    9.28%
December 31, 2009   2,567 $ 1.00020 to  $ 1.68786 $  3,658   3.13%    1.40%  to   1.80%   30.01% to   30.52%
December 31, 2008   2,902 $ 0.76784 to  $ 1.29318 $  3,162   2.81%    1.40%  to   1.80%  -45.05% to  -44.83%
December 31, 2007   3,194 $ 1.39477 to  $ 2.34427 $  6,327   1.67%    1.40%  to   1.80%   15.99% to   16.44%

                                       AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011     907 $ 7.84754 to  $12.53734 $  8,531   1.07%    0.85%  to   2.45%  -15.50% to   -6.59%
December 31, 2010     722 $ 8.41375 to  $13.52811 $  7,184   1.22%    1.15%  to   2.45%    7.31% to   11.60%
December 31, 2009     254 $ 7.55020 to  $12.21751 $  2,033   2.52%    1.15%  to   2.05%   16.79% to   20.67%
December 31, 2008      70 $ 6.59044 to  $ 7.21408 $    477   1.69%    1.15%  to   2.05%  -41.88% to  -41.36%
December 31, 2007      49 $11.34013 to  $12.29954 $    583   1.24%    1.15%  to   2.05%    3.00% to    3.93%

                                     AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011   1,061 $ 9.12113 to  $14.15216 $ 11,176   1.04%    1.15%  to   2.85%    0.62% to    2.40%
December 31, 2010     767 $ 8.96487 to  $13.93020 $  7,763   1.09%    1.15%  to   2.70%    7.22% to   12.55%
December 31, 2009     301 $ 8.01628 to  $12.47459 $  2,505   1.82%    1.15%  to   2.50%   14.90% to   23.81%
December 31, 2008      82 $ 6.92900 to  $ 7.53614 $    605   2.14%    1.15%  to   1.80%  -35.90% to  -35.49%
December 31, 2007      79 $10.80965 to  $11.72224 $    908   2.60%    1.15%  to   1.80%   -1.88% to   -1.25%

                                  AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011  10,204 $ 9.73713 to  $12.88722 $105,294   1.58%    0.55%  to   2.85%   -6.13% to   -3.91%
December 31, 2010   7,045 $ 9.72815 to  $13.59785 $ 76,431   0.54%    0.55%  to   2.85%    7.06% to   10.54%
December 31, 2009   1,392 $ 9.24887 to  $12.39836 $ 13,894   1.08%    1.15%  to   2.55%   22.51% to   26.21%
December 31, 2008     262 $ 7.35331 to  $ 8.26716 $  2,074   2.23%    1.15%  to   2.40%  -31.83% to  -27.07%
December 31, 2007     103 $11.31065 to  $12.00848 $  1,204   5.35%    1.15%  to   2.40%    6.35% to    7.67%

                                           AST COHEN & STEERS REALTY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011     780 $ 9.38275 to  $19.17281 $  9,555   0.73%    0.85%  to   2.85%   -6.17% to    5.38%
December 31, 2010     542 $ 8.36127 to  $18.33755 $  6,254   1.23%    1.00%  to   2.85%   17.47% to   27.42%
December 31, 2009     149 $ 7.87308 to  $14.52687 $  1,281   2.78%    1.15%  to   2.10%   29.15% to   51.09%
December 31, 2008      70 $ 6.07516 to  $ 8.21151 $    495   4.81%    1.15%  to   1.80%  -36.20% to  -35.79%
December 31, 2007      85 $ 9.52250 to  $12.82033 $    951   4.16%    1.15%  to   1.80%  -21.36% to  -20.85%

                                      A61

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                                   AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2011  8,024  $10.15261 to  $12.08786 $85,179    0.89%   0.55%  to   2.85%   -2.62% to   -0.32%
December 31, 2010  6,294  $10.26045 to  $12.29454 $68,277    0.36%   0.55%  to   2.85%    4.70% to    7.11%
December 31, 2009  2,802  $ 9.68501 to  $11.67943 $29,570    0.83%   1.15%  to   2.50%   15.87% to   20.87%
December 31, 2008  1,404  $ 8.04051 to  $ 9.52935 $12,483    0.29%   1.15%  to   2.40%  -20.61% to  -18.55%
December 31, 2007    227  $10.54506 to  $11.72906 $ 2,569    2.46%   1.15%  to   2.40%   -0.46% to    0.78%

                                             AST BLACKROCK VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2011    596  $ 8.45207 to  $13.74775 $ 6,050    0.76%   0.55%  to   2.85%  -10.70% to   -1.04%
December 31, 2010    369  $ 8.25078 to  $14.08474 $ 3,786    0.98%   1.00%  to   2.85%    6.06% to   11.33%
December 31, 2009    113  $ 7.82812 to  $12.77034 $   939    0.79%   1.15%  to   2.10%   15.83% to   26.46%
December 31, 2008     86  $ 6.73868 to  $ 7.95205 $   608    2.50%   1.15%  to   1.80%  -38.41% to  -38.01%
December 31, 2007     65  $10.94144 to  $12.86054 $   749    1.24%   1.15%  to   1.80%   -0.62% to    0.02%

                        AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO (EXPIRED APRIL 29, 2011)
                   -------------------------------------------------------------------------------------
December 31, 2011      0  $       0 to  $       0 $     0    0.00%   1.15%  to   2.50%   11.87% to   12.36%
December 31, 2010    469  $ 8.83896 to  $14.24972 $ 4,830    0.00%   1.15%  to   2.50%   14.27% to   18.90%
December 31, 2009    174  $ 7.48169 to  $12.07932 $ 1,361    0.00%   1.15%  to   2.50%   19.57% to   21.59%
December 31, 2008     29  $ 6.21411 to  $ 7.28449 $   189    0.00%   1.15%  to   2.15%  -43.75% to  -43.19%
December 31, 2007     17  $11.00942 to  $12.85490 $   197    0.00%   1.15%  to   1.80%   16.60% to   17.36%

                                                AST HIGH YIELD PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2011  1,020  $10.70991 to  $14.11698 $11,410    6.50%   1.15%  to   2.85%    0.24% to    2.00%
December 31, 2010    812  $10.68442 to  $13.94919 $ 9,044    3.48%   1.00%  to   2.85%    7.02% to   12.38%
December 31, 2009    295  $ 9.93381 to  $12.52966 $ 3,095    4.14%   1.15%  to   2.50%   25.08% to   34.28%
December 31, 2008    158  $ 7.42367 to  $ 7.97763 $ 1,243    9.02%   1.15%  to   1.80%  -26.86% to  -25.76%
December 31, 2007    147  $10.62868 to  $10.86456 $ 1,579   10.58%   1.15%  to   1.80%    0.66% to    1.31%

                                       AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2011    859  $ 8.63723 to  $14.40189 $ 8,662    0.47%   1.00%  to   2.85%  -15.59% to  -13.97%
December 31, 2010    423  $10.11934 to  $16.89809 $ 4,990    0.03%   1.00%  to   2.85%   21.04% to   31.23%
December 31, 2009    140  $ 7.77201 to  $12.99734 $ 1,164    0.15%   1.15%  to   2.10%   29.87% to   31.41%
December 31, 2008     69  $ 5.96393 to  $ 7.39352 $   465    0.00%   1.15%  to   1.90%  -45.14% to  -44.73%
December 31, 2007     67  $10.85969 to  $13.40975 $   825    0.00%   1.15%  to   1.80%    9.24% to    9.94%

                                              AST MID-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2011    550  $10.02005 to  $15.20886 $ 5,953    0.69%   1.15%  to   2.85%   -6.20% to   -4.55%
December 31, 2010    481  $10.56476 to  $16.05923 $ 5,460    0.39%   1.15%  to   2.85%   14.32% to   22.20%
December 31, 2009    135  $ 8.70075 to  $13.24524 $ 1,225    1.57%   1.15%  to   2.15%   32.64% to   37.31%
December 31, 2008     63  $ 6.37746 to  $ 7.22665 $   423    1.11%   1.15%  to   2.15%  -39.43% to  -38.83%
December 31, 2007     51  $10.49274 to  $11.84309 $   566    0.40%   1.15%  to   1.80%    0.93% to    1.58%

                                             AST SMALL-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2011    522  $ 9.54341 to  $14.76666 $ 5,461    0.63%   0.55%  to   2.85%   -8.65% to   -6.49%
December 31, 2010    464  $10.30053 to  $16.01106 $ 5,239    0.35%   1.00%  to   2.85%   14.25% to   24.75%
December 31, 2009    180  $ 8.34836 to  $10.20589 $ 1,610    1.65%   1.15%  to   2.15%   24.33% to   25.56%
December 31, 2008    137  $ 6.69183 to  $ 8.14863 $   977    1.14%   1.15%  to   1.90%  -31.03% to  -30.52%
December 31, 2007     73  $ 9.69280 to  $11.75648 $   758    1.15%   1.15%  to   1.80%   -7.29% to   -6.69%

                                    AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2011    872  $10.01355 to  $13.09897 $ 8,999    0.16%   1.15%  to   2.70%   -6.55% to   -5.05%
December 31, 2010    825  $10.70162 to  $13.90429 $ 9,069    0.07%   1.15%  to   2.70%    6.96% to    9.03%
December 31, 2009    376  $ 9.87807 to  $12.85313 $ 3,872    0.00%   1.15%  to   2.55%   27.43% to   47.70%
December 31, 2008    116  $ 6.73082 to  $ 7.74360 $   833    0.15%   1.15%  to   1.90%  -41.38% to  -40.95%
December 31, 2007    108  $11.47169 to  $13.14587 $ 1,339    0.00%   1.15%  to   1.80%   11.97% to   12.69%

                                       AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2011  1,008  $10.76129 to  $15.09953 $11,359    0.00%   0.55%  to   2.50%   -5.35% to   -3.51%
December 31, 2010    934  $11.36976 to  $15.86600 $11,177    0.00%   1.00%  to   2.50%   13.48% to   18.64%
December 31, 2009    352  $10.37465 to  $13.49906 $ 3,793    0.00%   1.15%  to   2.50%   34.19% to   55.61%
December 31, 2008     91  $ 6.72291 to  $ 7.63476 $   638    0.00%   1.15%  to   1.90%  -41.90% to  -41.47%
December 31, 2007     78  $11.55954 to  $13.07586 $   965    0.00%   1.15%  to   1.80%   17.23% to   17.98%

                                      A62

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                                             AST LARGE-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2011    841  $ 7.39857 to  $13.29726 $ 7,377   1.30%    0.85%  to   2.45%  -10.31% to   -5.27%
December 31, 2010    748  $ 7.86044 to  $14.14819 $ 6,727   0.97%    1.15%  to   2.45%    5.87% to   11.87%
December 31, 2009    629  $ 7.07131 to  $12.74667 $ 4,841   2.80%    1.15%  to   1.95%   17.21% to   26.67%
December 31, 2008    594  $ 6.02732 to  $ 6.82177 $ 3,908   2.14%    1.15%  to   1.90%  -42.58% to  -39.90%
December 31, 2007    153  $10.48704 to  $11.82253 $ 1,670   1.37%    1.15%  to   1.80%   -4.71% to   -4.10%

                                      AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2011  1,576  $10.42419 to  $14.54337 $18,985   1.50%    0.85%  to   2.85%    4.25% to    8.92%
December 31, 2010    612  $10.74306 to  $13.45763 $ 7,233   6.06%    1.15%  to   2.85%    7.56% to   12.13%
December 31, 2009    348  $10.30711 to  $12.09710 $ 3,865   7.45%    1.15%  to   2.00%   20.56% to   33.07%
December 31, 2008    187  $ 7.75694 to  $ 8.54833 $ 1,586   7.72%    1.15%  to   1.80%  -24.61% to  -22.56%
December 31, 2007    164  $10.91333 to  $11.29424 $ 1,839   7.30%    1.15%  to   1.80%    4.20% to    4.87%

                                          AST MARSICO CAPITAL GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2011  1,718  $ 9.08180 to  $14.53184 $18,293   0.32%    0.85%  to   2.85%   -8.96% to   -1.89%
December 31, 2010  1,534  $ 9.48403 to  $14.95140 $16,557   0.54%    1.15%  to   2.85%   12.33% to   18.39%
December 31, 2009    614  $ 8.02264 to  $12.72864 $ 5,313   0.77%    1.15%  to   2.15%   27.03% to   28.28%
December 31, 2008    338  $ 6.26305 to  $ 7.27809 $ 2,337   0.51%    1.15%  to   1.80%  -44.66% to  -39.89%
December 31, 2007    168  $11.52992 to  $13.09923 $ 2,074   0.20%    1.15%  to   1.80%   12.92% to   13.65%

                                                AST MFS GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2011    456  $ 9.23171 to  $13.12223 $ 4,780   0.38%    0.55%  to   2.45%   -7.50% to   -1.14%
December 31, 2010    382  $ 9.93078 to  $13.45761 $ 4,081   0.10%    1.15%  to   2.45%    8.30% to   11.50%
December 31, 2009    138  $ 8.96358 to  $12.16473 $ 1,297   0.15%    1.15%  to   2.10%   21.30% to   23.13%
December 31, 2008     57  $ 7.34079 to  $ 8.28286 $   449   0.30%    1.15%  to   1.80%  -37.43% to  -37.03%
December 31, 2007     18  $11.73220 to  $13.19875 $   228   0.03%    1.15%  to   1.80%   13.06% to   13.79%

                                     AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2011    862  $ 9.20532 to  $15.58152 $10,193   0.00%    0.55%  to   2.70%   -7.23% to    1.13%
December 31, 2010    694  $10.47140 to  $15.62143 $ 8,235   0.00%    1.00%  to   2.70%   19.02% to   27.40%
December 31, 2009    181  $ 8.24353 to  $12.37664 $ 1,685   0.00%    1.15%  to   2.15%   24.05% to   28.31%
December 31, 2008    109  $ 6.83068 to  $ 8.62745 $   836   0.00%    1.15%  to   2.15%  -44.38% to  -43.83%
December 31, 2007     84  $12.23897 to  $15.39741 $ 1,180   0.00%    1.15%  to   1.80%   20.03% to   20.81%

                                   AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2011    817  $ 9.36543 to  $15.90297 $ 8,617   0.95%    1.15%  to   2.85%   -5.26% to   -3.59%
December 31, 2010    659  $ 9.77667 to  $16.62562 $ 7,138   0.89%    1.15%  to   2.70%   11.77% to   22.03%
December 31, 2009    252  $ 8.06289 to  $13.73161 $ 2,160   1.69%    1.15%  to   2.00%   35.54% to   39.05%
December 31, 2008    143  $ 5.83598 to  $ 6.90162 $   900   1.73%    1.15%  to   1.80%  -43.28% to  -42.92%
December 31, 2007    129  $10.28916 to  $12.12014 $ 1,454   0.81%    1.15%  to   1.80%    1.34% to    1.99%

                                       AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2011  1,419  $ 9.94129 to  $12.18917 $15,100   0.94%    1.00%  to   2.85%   -0.66% to    1.24%
December 31, 2010  1,124  $10.00728 to  $12.07057 $12,054   1.91%    1.15%  to   2.85%    0.00% to    2.72%
December 31, 2009    419  $10.49444 to  $11.78015 $ 4,866   4.82%    1.15%  to   2.10%    5.04% to    9.19%
December 31, 2008    270  $ 9.71676 to  $10.83660 $ 2,892   5.62%    1.15%  to   1.80%   -2.91% to   -0.03%
December 31, 2007    148  $10.66071 to  $10.86715 $ 1,594   5.28%    1.15%  to   1.80%    4.90% to    5.58%

                                       AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2011    750  $ 7.81876 to  $13.84402 $ 7,094   1.17%    0.85%  to   2.85%  -10.17% to   -2.76%
December 31, 2010    718  $ 8.09199 to  $14.34884 $ 6,844   1.08%    1.15%  to   2.85%    4.77% to   11.96%
December 31, 2009    291  $ 7.27422 to  $12.91774 $ 2,229   3.24%    1.15%  to   2.15%   21.19% to   27.90%
December 31, 2008     78  $ 5.98171 to  $ 6.73924 $   501   3.24%    1.15%  to   1.80%  -42.91% to  -42.55%
December 31, 2007     81  $10.47838 to  $11.75873 $   911   2.55%    1.15%  to   1.80%   -5.28% to   -4.67%

                                           AST QMA US EQUITY ALPHA PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2011    294  $ 8.85664 to  $14.68191 $ 3,025   0.76%    1.00%  to   2.85%    0.51% to    2.43%
December 31, 2010    231  $ 8.64622 to  $14.46757 $ 2,243   0.58%    1.00%  to   2.85%    8.14% to   13.91%
December 31, 2009    125  $ 7.59041 to  $12.82018 $   982   1.80%    1.00%  to   1.95%   19.67% to   27.22%
December 31, 2008    100  $ 6.29304 to  $ 7.04101 $   652   2.27%    1.00%  to   1.80%  -39.80% to  -39.32%
December 31, 2007     85  $10.75145 to  $11.65038 $   931   1.94%    1.15%  to   1.80%    0.27% to    0.92%

                                      A63

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                      AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011   2,024 $ 7.67745 to  $13.57744 $ 20,366   0.61%    0.85%  to   2.85%  -22.38% to  -15.76%
December 31, 2010   1,711 $11.39318 to  $16.26883 $ 20,899   0.39%    1.00%  to   2.85%   15.56% to   19.26%
December 31, 2009     704 $ 9.76890 to  $13.76951 $  7,797   1.19%    1.15%  to   2.55%   33.15% to   47.95%
December 31, 2008     333 $ 6.65868 to  $ 9.18555 $  2,681   0.61%    1.15%  to   1.90%  -50.92% to  -50.55%
December 31, 2007     330 $13.55366 to  $18.62348 $  5,662   0.66%    1.15%  to   1.80%   38.01% to   38.90%

                                      AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011  24,391 $ 9.50439 to  $13.30691 $264,165   1.11%    0.55%  to   2.85%   -4.90% to    1.42%
December 31, 2010  16,476 $10.44562 to  $13.30202 $178,780   0.79%    0.95%  to   2.85%    6.24% to   10.43%
December 31, 2009   4,962 $ 9.48714 to  $12.15888 $ 50,136   1.94%    1.15%  to   2.55%   20.65% to   22.97%
December 31, 2008   1,437 $ 7.74163 to  $ 8.78196 $ 11,921   1.95%    1.15%  to   2.40%  -27.68% to  -23.34%
December 31, 2007     621 $11.09246 to  $12.03647 $  7,244   2.40%    1.15%  to   2.40%    3.82% to    5.11%

                                             AST MFS GLOBAL EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011     738 $ 9.90992 to  $13.97222 $  7,786   0.50%    0.55%  to   2.55%   -5.54% to   -3.66%
December 31, 2010     600 $10.33903 to  $14.70491 $  6,737   0.40%    0.55%  to   2.55%    8.66% to   10.94%
December 31, 2009     157 $ 9.36927 to  $13.37974 $  1,625   1.58%    1.15%  to   2.55%   29.06% to   32.83%
December 31, 2008      46 $ 7.73203 to  $ 9.03881 $    374   1.20%    1.15%  to   1.90%  -35.22% to  -34.74%
December 31, 2007      51 $11.92451 to  $13.88494 $    653   2.68%    1.15%  to   1.80%    7.46% to    8.15%

                                       AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011   1,314 $ 8.17393 to  $12.74350 $ 12,054   1.38%    0.55%  to   2.70%  -11.60% to   -9.65%
December 31, 2010   1,247 $ 9.19808 to  $14.30022 $ 12,690   0.94%    0.55%  to   2.70%    4.51% to    7.63%
December 31, 2009     446 $ 8.73715 to  $13.60349 $  4,142   3.19%    1.15%  to   2.55%   33.02% to   34.60%
December 31, 2008     119 $ 6.54565 to  $ 8.06508 $    847   2.58%    1.15%  to   1.90%  -42.48% to  -42.05%
December 31, 2007     101 $11.36747 to  $13.95132 $  1,284   1.73%    1.15%  to   1.80%    7.50% to    8.19%

                                         AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011   1,035 $ 9.89515 to  $12.88781 $ 11,416   2.75%    0.85%  to   2.85%   -1.04% to    2.94%
December 31, 2010     830 $10.23639 to  $12.51967 $  9,083   2.31%    1.00%  to   2.85%    2.58% to    4.70%
December 31, 2009     245 $10.44910 to  $11.97584 $  2,848   7.36%    1.15%  to   2.15%    9.75% to   11.06%
December 31, 2008     160 $ 9.44110 to  $10.80461 $  1,667   4.52%    1.15%  to   1.80%   -5.95% to   -3.54%
December 31, 2007      92 $10.62669 to  $11.20170 $    996   2.92%    1.15%  to   1.80%    7.70% to    8.39%

                                    AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011   1,819 $ 8.69622 to  $13.60557 $ 16,415   0.27%    0.55%  to   2.55%  -12.00% to   -4.55%
December 31, 2010   1,007 $ 9.12442 to  $14.22692 $  9,779   0.47%    1.15%  to   2.55%   11.79% to   13.33%
December 31, 2009   1,080 $ 8.06289 to  $12.72682 $  9,291   1.01%    1.15%  to   2.55%   -0.05% to   26.97%
December 31, 2008     296 $ 6.48888 to  $ 7.01024 $  1,988   0.72%    1.15%  to   2.15%  -43.54% to  -42.98%
December 31, 2007     321 $11.45397 to  $12.32551 $  3,816   0.16%    1.15%  to   1.80%    7.61% to    8.31%

                                      AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011  21,421 $ 9.07555 to  $13.11625 $216,804   0.51%    0.55%  to   2.85%   -9.16% to   -2.96%
December 31, 2010  20,678 $ 9.65397 to  $13.70422 $217,009   1.00%    0.95%  to   2.85%    7.78% to   12.25%
December 31, 2009  12,118 $ 8.62574 to  $12.32315 $112,363   1.89%    1.15%  to   2.55%   22.27% to   23.91%
December 31, 2008   7,656 $ 6.97189 to  $ 7.79077 $ 57,872   0.96%    1.15%  to   2.65%  -36.62% to  -31.11%
December 31, 2007   7,141 $11.26366 to  $12.14221 $ 84,864   0.23%    1.15%  to   2.75%    6.78% to    8.48%

                                   AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011  24,615 $ 9.17759 to  $12.82397 $249,346   0.61%    0.55%  to   2.85%   -5.43% to   -3.20%
December 31, 2010  22,016 $ 9.28559 to  $13.43083 $232,089   0.84%    0.55%  to   2.85%    7.50% to   10.91%
December 31, 2009  14,229 $ 8.58144 to  $12.22943 $134,688   2.36%    0.95%  to   2.50%   21.32% to   23.19%
December 31, 2008  10,411 $ 7.20298 to  $ 7.99594 $ 80,836   1.14%    1.00%  to   2.40%  -33.43% to  -28.71%
December 31, 2007   9,980 $10.91282 to  $11.89376 $116,304   0.37%    1.00%  to   2.40%    6.64% to    7.96%

                                         AST BALANCED ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011  33,653 $ 9.27105 to  $12.86748 $352,782   0.64%    0.55%  to   2.85%   -7.28% to   -1.76%
December 31, 2010  30,549 $ 9.68344 to  $13.27946 $330,206   0.76%    0.95%  to   2.85%    6.86% to   11.26%
December 31, 2009  17,628 $ 8.92139 to  $12.05401 $173,025   1.32%    0.95%  to   2.55%   -0.30% to   22.14%
December 31, 2008   6,523 $ 7.42670 to  $ 8.27064 $ 52,641   1.01%    1.15%  to   2.40%  -30.37% to  -26.37%
December 31, 2007   5,009 $11.24456 to  $11.76251 $ 58,099   0.40%    1.15%  to   2.40%    6.51% to    7.83%

                                      A64

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                       AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011  24,615 $ 9.60825 to  $12.48452 $266,301   0.90%    0.85%  to   2.85%   -3.91% to    0.04%
December 31, 2010  18,568 $10.51978 to  $12.60207 $204,499   1.18%    0.95%  to   2.85%    5.32% to    9.48%
December 31, 2009   8,321 $ 9.68149 to  $11.61945 $ 87,353   1.01%    1.00%  to   2.50%   -0.26% to   18.91%
December 31, 2008   2,403 $ 8.57497 to  $ 9.09941 $ 21,353   0.78%    1.00%  to   2.40%  -21.37% to  -20.28%
December 31, 2007     882 $11.11502 to  $11.45988 $  9,942   0.32%    1.15%  to   2.40%    6.16% to    7.48%

                                        AST FIRST TRUST BALANCED TARGET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011  13,265 $ 9.10499 to  $13.34133 $138,313   1.76%    0.85%  to   2.85%   -6.65% to   -2.44%
December 31, 2010   9,357 $ 9.46532 to  $13.80890 $ 99,358   1.32%    0.95%  to   2.85%    9.61% to   13.06%
December 31, 2009   3,171 $ 8.51674 to  $12.30994 $ 28,154   3.78%    1.15%  to   2.65%   20.65% to   22.94%
December 31, 2008   1,611 $ 7.05881 to  $ 7.34272 $ 11,611   2.06%    1.15%  to   2.65%  -36.18% to  -35.23%
December 31, 2007     993 $11.06059 to  $11.35095 $ 11,119   0.55%    1.15%  to   2.65%    5.74% to    7.32%

                                  AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011  11,105 $ 8.34511 to  $13.06962 $113,082   1.19%    0.55%  to   2.85%  -11.82% to   -6.73%
December 31, 2010   9,121 $ 8.66171 to  $14.20708 $ 97,680   0.81%    0.55%  to   2.85%   14.67% to   17.84%
December 31, 2009   3,465 $ 7.87730 to  $12.16947 $ 29,024   2.13%    1.00%  to   2.65%   21.40% to   24.79%
December 31, 2008   1,205 $ 6.41884 to  $ 6.74838 $  7,954   1.20%    1.15%  to   2.65%  -42.24% to  -41.38%
December 31, 2007     979 $11.11363 to  $11.52104 $ 11,130   0.29%    1.15%  to   2.65%    8.53% to   10.14%

                                            AST ADVANCED STRATEGIES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011  17,019 $ 9.30664 to  $13.61010 $182,811   1.04%    0.55%  to   2.85%   -6.93% to   -0.44%
December 31, 2010  11,837 $10.05863 to  $13.85960 $129,172   0.87%    0.55%  to   2.85%    8.44% to   12.58%
December 31, 2009   3,810 $ 9.34808 to  $12.42655 $ 37,034   2.84%    1.00%  to   2.65%   22.94% to   24.95%
December 31, 2008   2,220 $ 7.60358 to  $ 7.98587 $ 17,350   1.77%    1.15%  to   2.65%  -31.62% to  -30.60%
December 31, 2007   1,280 $11.11930 to  $11.53588 $ 14,537   0.53%    1.15%  to   2.65%    6.67% to    8.26%

                                      AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011   1,503 $10.28972 to  $14.43104 $ 16,199   0.00%    0.55%  to   2.85%   -4.49% to   -2.24%
December 31, 2010   1,233 $10.65531 to  $14.96577 $ 13,734   0.00%    0.55%  to   2.85%   10.89% to   14.49%
December 31, 2009     478 $ 9.36618 to  $13.17447 $  4,644   0.00%    1.15%  to   2.00%   31.92% to   51.63%
December 31, 2008     282 $ 6.21674 to  $ 6.60360 $  1,770   0.14%    1.15%  to   1.90%  -41.68% to  -38.77%
December 31, 2007      40 $11.11888 to  $11.23891 $    445   0.14%    1.15%  to   1.80%    6.31% to    7.00%

                                               AST MONEY MARKET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011   2,221 $ 9.36043 to  $10.43487 $ 21,882   0.02%    1.00%  to   2.85%   -2.82% to   -0.96%
December 31, 2010   1,274 $ 9.59652 to  $10.55197 $ 12,842   0.02%    1.15%  to   2.85%   -2.46% to   -1.02%
December 31, 2009     540 $ 9.83880 to  $10.67105 $  5,650   0.21%    1.15%  to   2.55%   -1.87% to   -0.90%
December 31, 2008     328 $10.09598 to  $10.76754 $  3,490   2.30%    1.15%  to   2.30%    0.20% to    1.34%
December 31, 2007     122 $10.40843 to  $10.62479 $  1,284   4.67%    1.15%  to   2.40%    2.43% to    3.70%

                                             AST SMALL-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011     647 $11.19338 to  $12.39878 $  7,766   0.00%    1.15%  to   2.70%   -3.65% to   -2.10%
December 31, 2010     507 $11.54673 to  $12.68615 $  6,183   0.20%    1.15%  to   2.70%   25.91% to   34.87%
December 31, 2009     313 $ 8.64603 to  $ 8.96499 $  2,783   0.05%    1.15%  to   2.15%   31.09% to   32.39%
December 31, 2008     259 $ 6.63894 to  $ 6.77186 $  1,750   0.00%    1.15%  to   1.90%  -36.21% to  -33.33%
December 31, 2007      11 $10.42523 to  $10.53785 $    114   0.00%    1.15%  to   1.80%    5.25% to    5.93%

                                          AST PIMCO TOTAL RETURN BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011  14,092 $ 9.99564 to  $13.38718 $154,438   1.86%    0.55%  to   2.85%   -0.04% to    2.61%
December 31, 2010  12,278 $10.27781 to  $13.12390 $134,467   1.50%    0.55%  to   2.85%    2.72% to    6.65%
December 31, 2009   5,519 $ 9.92693 to  $12.32370 $ 59,184   0.89%    1.15%  to   2.55%   -0.63% to   15.43%
December 31, 2008     377 $ 9.41587 to  $10.69755 $  3,968   3.46%    1.15%  to   1.90%   -5.98% to   -3.37%
December 31, 2007     189 $10.95233 to  $11.07079 $  2,078   3.06%    1.15%  to   1.80%    6.38% to    7.07%

                                            AST INTERNATIONAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011     494 $ 7.59729 to  $12.25942 $  4,480   1.51%    1.15%  to   2.85%  -15.04% to  -13.54%
December 31, 2010     408 $ 8.80034 to  $14.29181 $  4,276   0.67%    1.15%  to   2.85%    7.95% to    9.82%
December 31, 2009     164 $ 8.02537 to  $13.11671 $  1,466   1.96%    1.15%  to   2.55%   27.75% to   29.64%
December 31, 2008      72 $ 6.84949 to  $ 7.03242 $    499   2.55%    1.15%  to   2.15%  -45.18% to  -44.64%
December 31, 2007      91 $12.56729 to  $12.70293 $  1,152   1.64%    1.15%  to   1.80%   15.71% to   16.46%

                                      A65

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                           AST INTERNATIONAL GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011     784 $ 7.21877 to  $12.74401 $  7,164   0.71%    0.85%  to   2.85%  -18.51% to  -13.91%
December 31, 2010     593 $ 8.39779 to  $14.92060 $  6,331   0.26%    1.15%  to   2.85%   11.65% to   13.98%
December 31, 2009     160 $ 7.42983 to  $13.28533 $  1,308   1.40%    1.15%  to   2.10%   30.98% to   33.75%
December 31, 2008      76 $ 5.56317 to  $ 6.16356 $    463   1.43%    1.15%  to   1.80%  -51.11% to  -44.91%
December 31, 2007      60 $12.39320 to  $12.52703 $    749   0.52%    1.15%  to   1.80%   16.94% to   17.69%

                                              NVIT DEVELOPING MARKETS FUND
                   --------------------------------------------------------------------------------------
December 31, 2011      51 $12.87876 to  $13.22905 $    670   0.25%    1.40%  to   1.80%  -23.78% to  -23.48%
December 31, 2010     151 $16.89594 to  $17.28741 $  2,586   0.00%    1.40%  to   1.80%   14.09% to   14.54%
December 31, 2009     161 $14.80944 to  $15.09299 $  2,415   1.13%    1.40%  to   1.80%   59.36% to   59.99%
December 31, 2008     168 $ 9.31057 to  $ 9.43370 $  1,579   0.74%    1.40%  to   1.75%  -58.59% to  -58.44%
December 31, 2007     230 $22.48208 to  $22.70075 $  5,203   0.30%    1.40%  to   1.75%   41.03% to   41.52%

                            AST INVESTMENT GRADE BOND PORTFOLIO (AVAILABLE JANUARY 28, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2011  56,740 $10.87605 to  $14.45223 $688,204   0.20%    0.55%  to   2.25%    8.68% to   11.82%
December 31, 2010     469 $10.57538 to  $13.00047 $  6,003   7.78%    0.95%  to   2.25%    5.69% to    9.55%
December 31, 2009   1,117 $11.72128 to  $11.86699 $ 13,151   1.36%    1.15%  to   1.80%    9.34% to   10.04%
December 31, 2008   4,157 $10.72041 to  $10.78453 $ 44,675   0.00%    1.15%  to   1.80%    7.22% to    7.86%

                                       AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011   2,628 $10.63550 to  $11.84188 $ 28,880   2.89%    0.55%  to   2.85%    3.01% to    5.44%
December 31, 2010   2,192 $10.32483 to  $11.38650 $ 23,213   1.26%    1.00%  to   2.85%    3.27% to    6.73%
December 31, 2009     555 $10.05881 to  $10.76877 $  5,704   2.74%    1.15%  to   2.15%    7.80% to   10.36%
December 31, 2008      43 $ 9.12808 to  $ 9.32157 $    399   0.13%    1.30%  to   1.80%   -8.80% to   -6.61%
December 31, 2007       3 $ 9.98048 to  $ 9.98048 $     31   0.00%    1.60%  to   1.60%   -0.18% to   -0.18%

                                  AST BOND PORTFOLIO 2018 (AVAILABLE JANUARY 28, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2011   1,787 $11.64275 to  $13.48663 $ 21,049   0.16%    1.90%  to   2.85%   10.35% to   11.47%
December 31, 2010      18 $12.01294 to  $12.09943 $    211   0.93%    1.90%  to   2.15%    8.85% to    9.11%
December 31, 2009      30 $11.03670 to  $11.08899 $    332   0.33%    1.50%  to   2.15%   -8.03% to   -7.44%
December 31, 2008       6 $12.00012 to  $12.07153 $     75   0.00%    1.50%  to   2.15%   20.02% to   20.73%

                                AST BOND PORTFOLIO 2019**** (AVAILABLE JANUARY 28, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2011       0 $13.49739 to  $13.62798 $      0   0.91%    1.90%  to   2.15%   13.54% to   13.81%
December 31, 2010       3 $11.88816 to  $12.18296 $     33   0.74%    1.30%  to   2.15%    9.02% to    9.93%
December 31, 2009      14 $10.90486 to  $11.08225 $    156   0.27%    1.30%  to   2.15%   -9.64% to   -8.88%
December 31, 2008       3 $12.06868 to  $12.16291 $     41   0.00%    1.30%  to   2.15%   20.71% to   21.64%

                               AST GLOBAL REAL ESTATE PORTFOLIO (AVAILABLE JULY 21, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2011     334 $ 8.72255 to  $15.32029 $  3,472   2.28%    1.15%  to   2.85%   -7.74% to   -6.12%
December 31, 2010     289 $ 9.41466 to  $16.44739 $  3,166   1.17%    1.15%  to   2.85%   14.96% to   18.83%
December 31, 2009      79 $ 8.02826 to  $13.95016 $    651   0.69%    1.15%  to   2.50%   31.80% to   41.49%
December 31, 2008       1 $ 6.10058 to  $ 6.11016 $      5   0.00%    1.80%  to   2.15%  -40.04% to  -39.95%

                       AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE JULY 21, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2011   1,592 $ 7.61998 to  $13.89229 $ 14,499   0.94%    0.55%  to   2.85%  -23.87% to  -20.71%
December 31, 2010   1,468 $10.76214 to  $17.76396 $ 17,086   0.28%    1.15%  to   2.85%   16.62% to   20.88%
December 31, 2009     303 $ 9.02175 to  $14.81166 $  2,792   0.25%    1.15%  to   2.50%   47.32% to   64.95%
December 31, 2008       2 $ 5.57715 to  $ 5.57838 $     11   0.00%    1.50%  to   1.55%  -44.79% to  -44.78%

                     FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2011  11,946 $ 8.68157 to  $13.39083 $119,693   0.02%    0.85%  to   2.85%  -10.47% to   -2.60%
December 31, 2010  10,403 $ 9.04060 to  $13.88351 $106,344   3.82%    0.95%  to   2.85%    5.95% to    8.99%
December 31, 2009   2,729 $ 8.39751 to  $12.83927 $ 23,605   4.92%    1.15%  to   2.40%   27.02% to   28.84%
December 31, 2008     486 $ 6.61132 to  $ 6.66608 $  3,230   3.31%    1.15%  to   2.40%  -34.40% to  -33.86%

                          AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2011     959 $ 9.17568 to  $15.78149 $ 11,040   0.50%    0.55%  to   2.70%   -7.35% to    0.75%
December 31, 2010     791 $11.42102 to  $15.88201 $  9,197   0.35%    0.55%  to   2.70%   14.62% to   25.51%
December 31, 2009     188 $ 9.46659 to  $12.77276 $  1,808   0.58%    1.15%  to   2.15%   24.18% to   28.33%
December 31, 2008       4 $ 7.62336 to  $ 7.64561 $     30   0.00%    1.50%  to   2.15%  -24.02% to  -23.80%

                                      A66

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                           AST CLS GROWTH ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2011   7,911 $ 8.75838 to  $13.26883 $ 81,484   0.29%    0.55%  to   2.85%   -8.49% to   -2.93%
December 31, 2010   5,917 $ 9.19665 to  $13.85815 $ 62,348   0.24%    0.55%  to   2.85%    9.18% to   13.04%
December 31, 2009   1,375 $ 8.24406 to  $12.35611 $ 11,560   0.44%    1.15%  to   2.50%   22.92% to   25.66%
December 31, 2008     240 $ 6.66587 to  $ 6.72112 $  1,608   0.03%    1.15%  to   2.40%  -34.00% to  -33.45%

                          AST CLS MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2011  11,121 $ 9.20021 to  $12.63456 $114,175   0.40%    0.55%  to   2.85%   -6.86% to   -2.36%
December 31, 2010   7,792 $ 9.60436 to  $13.11882 $ 81,960   0.42%    0.95%  to   2.85%    7.21% to   10.65%
December 31, 2009   1,753 $ 8.79604 to  $11.95029 $ 15,710   0.29%    1.15%  to   2.50%   19.03% to   21.99%
December 31, 2008     135 $ 7.31182 to  $ 7.37228 $    991   0.03%    1.15%  to   2.40%  -27.47% to  -26.87%

                         AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2011   4,964 $ 9.31537 to  $13.35045 $ 52,174   0.34%    0.55%  to   2.85%   -6.67% to   -1.12%
December 31, 2010   3,330 $ 9.76990 to  $13.68833 $ 35,436   0.23%    0.95%  to   2.85%    8.19% to   12.52%
December 31, 2009     810 $ 8.78979 to  $12.26108 $  7,410   0.23%    1.15%  to   2.40%   22.11% to   25.23%
December 31, 2008      61 $ 7.11750 to  $ 7.16470 $    435   0.01%    1.15%  to   2.15%  -29.61% to  -29.15%

                        AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2011   8,325 $ 9.41906 to  $12.68275 $ 86,341   0.47%    0.55%  to   2.85%   -5.72% to   -1.05%
December 31, 2010   6,330 $ 9.95339 to  $12.99556 $ 66,678   0.38%    0.95%  to   2.85%    6.37% to   10.33%
December 31, 2009   2,050 $ 9.13296 to  $11.87199 $ 19,145   0.20%    1.15%  to   2.40%   18.43% to   22.22%
December 31, 2008     238 $ 7.57974 to  $ 7.64237 $  1,815   0.01%    1.15%  to   2.40%  -24.87% to  -24.25%

                          AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2011   5,117 $ 9.32332 to  $12.74316 $ 53,097   0.22%    0.55%  to   2.85%   -5.25% to   -3.01%
December 31, 2010   3,298 $ 9.78877 to  $13.32052 $ 35,509   0.24%    0.55%  to   2.85%    8.04% to   12.26%
December 31, 2009     504 $ 8.84522 to  $11.98361 $  4,585   0.33%    0.95%  to   2.40%   18.39% to   20.09%
December 31, 2008      44 $ 7.47127 to  $ 7.53310 $    330   0.01%    1.15%  to   2.40%  -26.05% to  -25.44%

                                  PROFUND VP CONSUMER SERVICES (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2011      28 $11.29470 to  $11.29470 $    318   0.00%    1.50%  to   1.50%    3.94% to    3.94%
December 31, 2010      30 $10.86622 to  $10.86622 $    322   0.00%    1.50%  to   1.50%   19.60% to   19.60%
December 31, 2009      26 $ 9.08577 to  $ 9.08577 $    238   0.00%    1.50%  to   1.50%   28.87% to   28.87%

                              PROFUND VP CONSUMER GOODS PORTFOLIO (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2011      28 $11.20680 to  $11.20680 $    309   1.28%    1.50%  to   1.50%    5.37% to    5.37%
December 31, 2010      29 $10.63581 to  $10.63581 $    314   0.54%    1.50%  to   1.50%   15.63% to   15.63%
December 31, 2009      26 $ 9.19832 to  $ 9.19832 $    242   1.51%    1.50%  to   1.50%   19.77% to   19.77%

                                     PROFUND VP FINANCIALS (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2011      83 $ 5.42982 to  $ 5.54883 $    461   0.00%    1.50%  to   2.10%  -15.60% to  -15.10%
December 31, 2010      77 $ 6.53605 to  $ 6.53605 $    503   0.29%    1.50%  to   1.50%    9.29% to    9.29%
December 31, 2009      62 $ 5.98047 to  $ 5.98047 $    372   2.43%    1.50%  to   1.50%   13.31% to   13.31%

                                     PROFUND VP HEALTH CARE (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2011      34 $10.57454 to  $10.80547 $    367   0.31%    1.50%  to   2.10%    7.85% to    8.49%
December 31, 2010      37 $ 9.96007 to  $ 9.96007 $    373   0.28%    1.50%  to   1.50%    1.32% to    1.32%
December 31, 2009      32 $ 9.82996 to  $ 9.82996 $    313   0.89%    1.50%  to   1.50%   17.79% to   17.79%

                                     PROFUND VP INDUSTRIALS (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2011      33 $ 8.80429 to  $ 8.80429 $    289   0.28%    1.50%  to   1.50%   -3.23% to   -3.23%
December 31, 2010      40 $ 9.09853 to  $11.41249 $    364   0.23%    1.50%  to   1.55%   14.03% to   21.92%
December 31, 2009      41 $ 7.46270 to  $ 7.46270 $    304   1.28%    1.50%  to   1.50%   22.27% to   22.27%
December 31, 2008       1 $ 6.10367 to  $ 6.10367 $      6   0.16%    1.50%  to   1.50%  -39.96% to  -39.96%

                                   PROFUND VP MID-CAP GROWTH (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2011       9 $10.01888 to  $10.23808 $     87   0.00%    1.50%  to   2.10%   -4.89% to   -4.33%
December 31, 2010       8 $10.53374 to  $10.70104 $     89   0.00%    1.50%  to   2.10%   25.78% to   26.52%
December 31, 2009       7 $ 8.37491 to  $ 8.45797 $     62   0.00%    1.50%  to   2.10%   35.47% to   36.27%

                                    PROFUND VP MID-CAP VALUE (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2011       9 $ 9.37296 to  $ 9.44100 $     81   0.15%    1.30%  to   1.50%   -5.34% to   -5.16%
December 31, 2010       7 $ 9.90192 to  $ 9.90192 $     71   0.29%    1.50%  to   1.50%   18.67% to   18.67%
December 31, 2009      10 $ 8.34400 to  $ 8.34400 $     85   1.42%    1.50%  to   1.50%   28.94% to   28.94%

                                      A67

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                                    PROFUND VP REAL ESTATE (AVAILABLE MAY 01, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2011     12  $ 8.69881 to  $ 8.82559 $   110    0.00%   1.50%  to   1.90%    2.80% to    3.20%
December 31, 2010     16  $ 8.46186 to  $11.54906 $   133    3.89%   1.50%  to   1.90%   15.86% to   22.85%
December 31, 2009     18  $ 6.91515 to  $ 6.96107 $   122    3.45%   1.50%  to   1.90%   25.51% to   26.01%

                                  PROFUND VP SMALL-CAP GROWTH (AVAILABLE MAY 01, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2011      2  $10.47427 to  $10.55029 $    26    0.00%   1.30%  to   1.50%   -0.21% to   -0.02%
December 31, 2010      3  $10.49669 to  $10.49669 $    28    0.00%   1.50%  to   1.50%   23.87% to   23.87%
December 31, 2009      4  $ 8.47414 to  $ 8.47414 $    35    0.00%   1.50%  to   1.50%   24.31% to   24.31%

                                  PROFUND VP SMALL-CAP VALUE (AVAILABLE MAY 01, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2011      2  $ 9.68994 to  $ 9.68994 $    19    0.00%   1.50%  to   1.50%   -5.52% to   -5.52%
December 31, 2010      2  $10.25585 to  $10.25585 $    25    0.10%   1.50%  to   1.50%   20.30% to   20.30%
December 31, 2009      2  $ 8.52534 to  $ 8.52534 $    20    0.41%   1.50%  to   1.50%   18.62% to   18.62%

                                 PROFUND VP TELECOMMUNICATIONS (AVAILABLE MAY 01, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2011     29  $ 8.80105 to  $ 8.80105 $   255    2.96%   1.50%  to   1.50%    0.36% to    0.36%
December 31, 2010     28  $ 8.76916 to  $12.16509 $   245    2.84%   1.50%  to   1.55%   13.98% to   21.09%
December 31, 2009     29  $ 7.69379 to  $ 7.69379 $   221   11.48%   1.50%  to   1.50%    5.73% to    5.73%

                                     PROFUND VP UTILITIES (AVAILABLE MAY 01, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2011     27  $ 9.38722 to  $ 9.52393 $   259    2.51%   1.50%  to   1.90%   15.32% to   15.78%
December 31, 2010     30  $ 8.14003 to  $10.77660 $   244    2.49%   1.50%  to   1.90%    3.97% to    7.40%
December 31, 2009     23  $ 7.82890 to  $ 7.88054 $   181    6.24%   1.50%  to   1.90%    8.67% to    9.10%

                                  PROFUND VP LARGE-CAP GROWTH (AVAILABLE MAY 01, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2011      4  $ 9.52935 to  $ 9.73772 $    37    0.00%   1.50%  to   2.10%    1.01% to    1.61%
December 31, 2010      5  $ 9.43387 to  $ 9.58358 $    46    0.07%   1.50%  to   2.10%   10.86% to   11.51%
December 31, 2009      8  $ 8.51005 to  $ 8.59420 $    65    0.00%   1.50%  to   2.10%   27.07% to   27.82%

                                  PROFUND VP LARGE-CAP VALUE (AVAILABLE MAY 01, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2011     18  $ 7.99461 to  $ 7.99461 $   141    0.76%   1.50%  to   1.50%   -2.74% to   -2.74%
December 31, 2010     17  $ 8.21947 to  $ 8.21947 $   139    0.96%   1.50%  to   1.50%   11.23% to   11.23%
December 31, 2009     15  $ 7.38987 to  $ 7.38987 $   111    1.33%   1.50%  to   1.50%   17.70% to   17.70%

                                AST BOND PORTFOLIO 2020 (AVAILABLE ON JANUARY 02, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2011     66  $11.06416 to  $12.41953 $   746    1.13%   1.30%  to   2.55%   15.73% to   17.15%
December 31, 2010    331  $ 9.54633 to  $10.66744 $ 3,199    0.00%   1.30%  to   2.55%    6.10% to   10.41%
December 31, 2009      0  $ 0.00000 to  $ 0.00000 $     0    0.00%   1.30%  to   2.15%   -6.43% to   -5.91%

                        AST JENNISON LARGE-CAP VALUE PORTFOLIO (AVAILABLE ON NOVEMBER 16, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2011    339  $ 8.50545 to  $10.78439 $ 3,336    0.33%   0.55%  to   2.45%  -14.75% to   -6.39%
December 31, 2010    251  $10.51922 to  $11.58869 $ 2,684    0.02%   1.15%  to   2.45%    5.50% to   12.43%
December 31, 2009     11  $10.29877 to  $10.30741 $   109    0.00%   1.15%  to   1.80%    1.51% to    1.59%

                        AST JENNISON LARGE-CAP GROWTH PORTFOLIO (AVAILABLE ON NOVEMBER 16, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2011    435  $10.49190 to  $11.27814 $ 4,657    0.00%   0.55%  to   2.70%   -2.05% to    0.11%
December 31, 2010    193  $10.71155 to  $11.33263 $ 2,096    0.00%   1.15%  to   2.70%    7.43% to   10.05%
December 31, 2009      4  $10.29227 to  $10.29766 $    42    0.00%   1.15%  to   1.55%    2.06% to    2.11%

                   CREDIT SUISSE TRUST INTERNATIONAL EQUITY FLEX III PORTFOLIO (EXPIRED OCTOBER 21, 2011)
                   -------------------------------------------------------------------------------------
December 31, 2011      0  $       0 to  $       0 $     0    2.99%   1.35%  to   1.40%  -16.52% to  -16.48%
December 31, 2010     85  $11.17366 to  $11.17971 $   945    0.10%   1.35%  to   1.40%   10.68% to   10.74%
December 31, 2009     96  $10.09539 to  $10.09567 $   973    0.00%   1.35%  to   1.40%    0.28% to    0.28%

                                 AST BOND PORTFOLIO 2017 (AVAILABLE ON JANUARY 4, 2010)
                   -------------------------------------------------------------------------------------
December 31, 2011  1,836  $11.37404 to  $11.57526 $21,132    0.04%   1.90%  to   2.85%    8.24% to    9.30%
December 31, 2010     19  $10.52124 to  $10.59081 $   205    0.00%   1.90%  to   2.70%    5.24% to    5.92%

                                 AST BOND PORTFOLIO 2021 (AVAILABLE ON JANUARY 4, 2010)
                   -------------------------------------------------------------------------------------
December 31, 2011  2,642  $12.48861 to  $13.14210 $33,532    0.06%   1.30%  to   2.85%   16.88% to   18.76%
December 31, 2010    396  $10.93130 to  $11.06626 $ 4,359    0.00%   1.30%  to   2.55%    9.31% to   10.66%

                                      A68

                               AT YEAR ENDED                                FOR YEAR ENDED
                   -------------------------------------     -----------------------------------------------
                                                      NET    INVESTMENT
                   UNITS           UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)      LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------    ----------------------  ------- ---------- -----------------  ------------------
                   WELLS FARGO ADVANTAGE VT CORE EQUITY PORTFOLIO SHARE CLASS 1 (EXPIRED AUGUST 26, 2011)
                   -------------------------------------------------------------------------------------
December 31, 2011      0     $       0 to  $       0 $     0   1.10%    1.50%  to   1.75%  -11.77% to  -11.63%
December 31, 2010     22     $14.22981 to  $14.47992 $   313   0.00%    1.50%  to   1.75%   22.51% to   22.65%

                         WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
                                              (AVAILABLE ON JULY 16, 2010)
                   -------------------------------------------------------------------------------------
December 31, 2011     17     $12.31349 to  $12.56056 $   206   0.63%    1.50%  to   1.75%  -14.29% to  -14.08%
December 31, 2010     17     $14.36608 to  $14.61842 $   242   0.00%    1.50%  to   1.75%   20.88% to   21.01%

                   WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   -------------------------------------------------------------------------------------
December 31, 2011    179     $ 1.82068 to  $ 1.86164 $   326   0.00%    1.50%  to   1.75%   -6.99% to   -6.75%
December 31, 2010    188     $ 1.95742 to  $ 1.99650 $   368   0.00%    1.50%  to   1.75%   26.08% to   26.21%

                         WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1****
                                              (AVAILABLE ON JULY 16, 2010)
                   -------------------------------------------------------------------------------------
December 31, 2011      0     $11.51170 to  $11.51170 $     0   0.00%    1.75%  to   1.75%   -5.98% to   -5.98%
December 31, 2010      0     $12.24453 to  $12.24453 $     0   0.00%    0.00%  to   0.00%   27.64% to   27.64%

                   WELLS FARGO ADVANTAGE VT SMALL CAP VALUE PORTFOLIO SHARE CLASS 1 (AVAILABLE ON JULY 16, 201
                   -------------------------------------------------------------------------------------
December 31, 2011      6     $10.77879 to  $10.81752 $    61   0.89%    1.50%  to   1.75%   -8.65% to   -8.43%
December 31, 2010      6     $11.79975 to  $11.81311 $    71   0.00%    1.50%  to   1.75%   21.84% to   21.98%

                                 AST BOND PORTFOLIO 2022 (AVAILABLE ON JANUARY 3, 2011)
                   -------------------------------------------------------------------------------------
December 31, 2011  1,302     $11.89255 to  $12.08351 $15,604   0.00%    1.30%  to   2.85%   18.93% to   20.84%

                        AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (AVAILABLE ON APRIL 29, 2011)
                   -------------------------------------------------------------------------------------
December 31, 2011  4,835     $ 9.12583 to  $ 9.21697 $44,314   0.00%    0.85%  to   2.35%   -8.74% to   -7.82%

                    WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND-CLASS 1 (AVAILABLE ON AUGUST 26, 2011)
                   -------------------------------------------------------------------------------------
December 31, 2011     25     $10.70255 to  $10.71170 $   268   0.00%    1.50%  to   1.75%    4.69% to    4.78%

                           AST PRUDENTIAL CORE BOND PORTFOLIO (AVAILABLE ON OCTOBER 31, 2011)
                   -------------------------------------------------------------------------------------
December 31, 2011     36     $10.06003 to  $10.07683 $   360   0.00%    1.30%  to   2.25%    0.42% to    0.58%

                        AST NEUBERGER BERMAN CORE BOND PORTFOLIO (AVAILABLE ON OCTOBER 31, 2011)
                   -------------------------------------------------------------------------------------
December 31, 2011     44     $10.06278 to  $10.07694 $   444   0.00%    1.30%  to   2.10%    0.35% to    0.48%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio is annualized and excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

        ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their

                                      A69
           investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2011 or from the effective date of the subaccount through the end of the reporting period.
       ****Represents a fund containing less than 1,000 units and/or $1,000 in net assets.

        A.  MORTALITY RISK AND EXPENSE RISK CHARGES

        The mortality risk and expense risk charges are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life of New Jersey. The mortality risk and expense risk charges are assessed through the reduction in unit values.

        B.  ADMINISTRATION CHARGE

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ---------------------------------------------------------------------------
   0.55%     Premier Retirement Advisor - No Optional Benefits
   0.85%     Premier Retirement Variable Annuity - No Optional Benefits
   0.95%     Premier Bb Series - No Optional Benefits
             Premier Retirement Advisor - With HAV
   1.15%     Premier B Series - No Optional Benefits
             Premier Retirement Advisor - With HD GRO II OR GRO Plus II
   1.20%     Premier Bb Series with HAV
   1.30%     Premier Bb Series - with HD GRO
             Premier Retirement B - No Optional Benefits
   1.35%     Discovery Choice Basic - No Optional Benefits
             Premier Bb Series - with HAV
   1.40%     No Optional Benefits
             Discovery Select Variable Annuity (0.15% Admin and 1.25% M&E)
             Strategic Partners Annuity One
             Strategic Partners Annuity One Enhanced - Non Bonus Version
             Strategic Partners Annuity One Enhanced III - Non Bonus Version
             Strategic Partners Plus
             Strategic Partners Plus Enhanced - Non Bonus Version
             Strategic Partners Plus Enhanced III - Non Bonus Version
             Strategic Partners Advisor
             Premier B Series with HAV
   1.50%     No Optional Benefits
             Strategic Partners Annuity One Enhanced - Bonus Version
             Strategic Partners Annuity One Enhanced III - Bonus Version
             Strategic Partners Plus Enhanced - Bonus Version
             Strategic Partners Plus Enhanced III - Bonus Version
             Premier L Series
             Premier B Series with HD GRO
   1.52%     Strategic Partners Select GMDB with Step Up and Roll Up
   1.55%     Premier X Series - No Optional Benefits
             Premier B Series with HAV
             Premier Bb Series with LT5 or HD5
             Premier Bb Series with HD GRO
             Premier Bb Series with HD GRO and HAV
             Premier Retirement Advisor - With HAV and HD GRO II OR HAV and GRO Plus II

                                      A70

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------------------------------
   1.60%     No Optional Benefits
             Strategic Partners FlexElite
             GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Annuity One
             Strategic Partners Annuity One Enhanced - Non Bonus Version
             Strategic Partners Plus
             Strategic Partners Plus Enhanced - Non Bonus Version
   1.65%     Discovery Choice Enhanced - No Optional Benefit
             GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Annuity One Enhanced III - Non Bonus Version
             Strategic Partners Plus Enhanced III - Non Bonus Version
             Strategic Partners Advisor with GMDB with Step Up and Roll Up
   1.70%     GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Annuity One Enhanced - Bonus Version
             Strategic Partners Plus Enhanced - Bonus Version
             GMDB with-Greater of Roll Up and Step Up
             Strategic Partners Annuity One
             Strategic Partners Annuity One Enhanced - Non Bonus Version
             Strategic Partners Plus Enhanced - Non Bonus Version
             GMDB with Step Up and Roll Up
             Strategic Partners Plus
             Strategic Partners Plus Enhanced - Non Bonus Version
             Premier Bb Series with SLT5 and GMIB and HAV
             Premier Retirement B - With HAV
             Premier Retirement L - No Optional Benefits
   1.75%     Premier B Series with LT5 or HD5 or HD GRO
             GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Annuity One Enhanced III - Bonus Version
             Strategic Partners Plus Enhanced III - Bonus Version
             Premier B Series with HD GRO and HAV
             Premier L Series with HAV
             Premier Retirement C - No Optional Benefits
   1.80%     Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up
             Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and Step Up
             Premier X Series with HAV
             Premier Bb Series with LT5 or HD5 and HAV
             Premier Bb Series with HD GRO and HAV
   1.85%     Premier L Series with HD GRO
             Premier Retirement X - No Optional Benefits
   1.90%     Premier B Series with SLT5
             Premier L Series with HAV
             Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
             Premier X Series with HD GRO
             Premier Retirement B - With HD GRO II OR GRO Plus II
   1.95%     Premier Bb Series with GMIB and HDV or Combo
             Premier X Series with HAV
             Premier Bb Series with HD GRO and HAV
   2.00%     With LT5 or HD5
             Strategic Partners Annuity One Enhanced - Non Bonus Version
             Strategic Partners Annuity One Enhanced III - Non Bonus Version
             Strategic Partners Plus Enhanced - Non Bonus Version
             Strategic Partners Plus Enhanced III - Non Bonus Version
             Strategic Partners Advisor
             Premier B Series with LT5
             Premier B Series with HD5 and HAV
             Premier B Series with HD GRO and HAV

                                      A71

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ -------------------------------------------------------------------------------------------
   2.10%     With LT5 or HD5
             Strategic Partners Annuity One Enhanced - Bonus Version
             Strategic Partners Annuity One Enhanced III - Bonus Version
             Strategic Partners Plus Enhanced - Bonus Version
             Strategic Partners Plus Enhanced III - Bonus Version
             Premier L Series
             Premier L Series with HD GRO
             Premier L Series with HD GRO and HAV
             Premier Retirement L - With HAV
   2.15%     With SLT5
             Strategic Partners Annuity One Enhanced III - Non Bonus Version
             Strategic Partners Plus Enhanced III - Non Bonus Version
             Premier B Series with HD GRO and HAV
             Premier X Series with LT5 or HD5
             Premier X Series with HD GRO
             Premier X Series with HD GRO and HAV
             Premier Retirement C - With HAV
   2.20%     With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Annuity One Enhanced - Non Bonus Version
             Strategic Partners Plus Enhanced - Non Bonus Version
   2.25%     With SLT5
             Premier L Series
             Strategic Partners Annuity One Enhanced III - Bonus Version
             Strategic Partners Plus Enhanced III - Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Annuity One Enhanced III - Non Bonus Version
             Strategic Partners Plus Enhanced III - Non Bonus Version
             Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
             Premier Retirement X - With HAV
   2.30%     Premier X Series with SLT5
             Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step Up and Roll Up
             With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
             Strategic Partners Annuity One Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Annuity One Enhanced - Bonus Version
             Strategic Partners Plus Enhanced - Bonus Version
             Premier Retirement B - With HAV and HD GRO II OR HAV and GRO Plus II
             Premier Retirement L - With HD GRO II OR GRO Plus II
   2.35%     With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Annuity One Enhanced III - Bonus Version
             Strategic Partners Plus Enhanced III - Bonus Version
             Premier L Series with LT5
             Premier L Series with HD5 and HAV
             Premier L Series with HD GRO and HAV
             Premier Retirement C - With HD GRO II OR GRO Plus II
   2.40%     With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
             Strategic Partners Annuity One Enhanced - Bonus Version
             With LT5 or HD5 and GMDB with Step Up and Roll Up
             Strategic Partners Plus Enhanced - Bonus Version
             Premier X Series with LT5
             Premier X Series with HD5 and HAV
             Premier X Series with HD GRO and HAV
   2.45%     Premier Retirement X - With HD GRO II OR GRO Plus II
   2.50%     Premier L Series with HD GRO and HAV
   2.55%     Premier X Series with HD GRO and HAV
   2.70%     Premier Retirement L - With HAV and HD GRO II OR HAV and GRO Plus II
   2.75%     Premier Retirement C - With HAV and HD GRO II OR HAV and GRO Plus II
   2.85%     Premier Retirement X - With HAV and HD GRO II OR HAV and GRO Plus II

                                      A72

        C.  WITHDRAWAL CHARGES

        A deferred sales charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life of New Jersey for paying the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

        D.  OTHER RELATED CHARGES

        For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the Optional Benefit Fee is a percentage of the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis.

        For Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven Plus, and Spousal Highest Daily Lifetime Seven Plus with Beneficiary Income Option, the Optional Benefit Fee is assessed against the greater of the unadjusted account value or the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis.

        An annual Maintenance Fee is charged if purchase payments or account is less than a stated amount (varies by product).

NOTE 8: OTHER

        Contract owner net payments--represent contract owner contributions under the Variable Annuity Policies reduced by applicable deductions, charges, and state premium taxes.

        Annuity payments--represent periodic payments distributed under the terms of the policy.

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or fixed rate options--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

        Withdrawals and other charges--are various contract level charges as described in contract charges and features section located above.

                                      A73

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life of New Jersey Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company of New Jersey

       In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account at December 31, 2011, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2011 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 12, 2012

                                      A74

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                           Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2011 and 2010

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                         INDEX TO FINANCIAL STATEMENTS

Financial Statements                                                     Page #
--------------------                                                     ------

Management's Annual Report on Internal Control Over Financial Reporting    B-2

Financial Statements:

Statements of Financial Position - December 31, 2011 and 2010              B-3

Statements of Operations and Comprehensive Income
Years ended December 31, 2011, 2010 and 2009                               B-4

Statements of Stockholder's Equity
Years ended December 31, 2011, 2010 and 2009                               B-5

Statements of Cash Flows
Years ended December 31, 2011, 2010 and 2009                               B-6

Notes to Financial Statements                                              B-7

Report of Independent Registered Public Accounting Firm                   B-70

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company of New Jersey ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2011, of the Company's internal control over financial reporting, based on the framework established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2011.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding internal control over financial reporting. Internal controls over Financial Reporting were not subject to attestation by the Company's registered public accounting firm pursuant to final rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 9, 2012

PART I-FINANCIAL INFORMATION

ITEM 1. Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Financial Position
As of December 31, 2011 and 2010 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                       2011       2010
                                                                    ---------- ----------
ASSETS
Fixed maturities available for sale,
 at fair value (amortized cost: 2011-$ 1,132,908; 2010-$1,007,655)  $1,219,904 $1,064,541
Equity securities available for sale,
 at fair value (cost: 2011-$1,521; 2010-$2,301)                          1,420      2,074
Trading account assets, at fair value                                    1,569          -
Policy loans                                                           177,162    175,514
Short-term investments                                                   1,069      7,409
Commercial mortgage and other loans                                    230,201    182,437
Other long-term investments                                             29,075     16,913
                                                                    ---------- ----------
  Total investments                                                  1,660,400  1,448,888
Cash and cash equivalents                                               26,723     87,961
Deferred policy acquisition costs                                      354,167    365,970
Accrued investment income                                               17,275     16,365
Reinsurance recoverables                                               522,762    419,858
Receivables from parents and affiliates                                 23,148     25,833
Deferred sales inducements                                              48,101     51,106
Other assets                                                             8,830      8,293
Separate account assets                                              6,258,008  5,038,051
                                                                    ---------- ----------
Total assets                                                         8,919,414  7,462,325
                                                                    ========== ==========

LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances                                      1,132,897  1,053,807
Future policy benefits and other policyholder liabilities              691,967    503,354
Cash collateral for loaned securities                                   17,012        413
Securities sold under agreements to repurchase                           3,216      2,957
Income taxes                                                            55,188    120,248
Short-term debt to affiliates                                           26,000          -
Long-term debt to affiliates                                            44,000          -
Payables to parent and affiliates                                        2,267      5,837
Other liabilities                                                       67,081    109,969
Separate account liabilities                                         6,258,008  5,038,051
                                                                    ---------- ----------
Total liabilities                                                    8,297,636  6,834,636
                                                                    ---------- ----------

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY
Common stock, ($5 par value;
 400,000 shares, authorized, issued and outstanding)                     2,000      2,000
Additional paid-in capital                                             207,928    169,742
Retained earnings                                                      370,352    430,663
Accumulated other comprehensive income                                  41,498     25,284
                                                                    ---------- ----------
Total equity                                                           621,778    627,689
                                                                    ---------- ----------
TOTAL LIABILITIES AND EQUITY                                        $8,919,414 $7,462,325
                                                                    ========== ==========

                       See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Operations and Comprehensive Income (Loss)
Years Ended December 31, 2011, 2010 and 2009 (in thousands)
--------------------------------------------------------------------------------

                                                                     2011      2010      2009
                                                                  ---------  --------  --------
REVENUES

Premiums                                                          $  15,305  $ 14,733  $ 17,031
Policy charges and fee income                                       113,444    53,446    69,234
Net investment income                                                77,556    77,044    69,944
Asset administration fees                                            21,630    11,084     7,114
Other income                                                          3,253     4,915     4,779
Realized investment gains (losses), net:
  Other-than-temporary impairments on fixed maturity securities      (7,483)  (21,166)  (14,461)
  Other-than-temporary impairments on fixed maturity securities
   transferred to Other Comprehensive Income                          7,215    18,612     8,391
  Other realized investment gains (losses), net                    (109,788)   59,567    19,584
                                                                  ---------  --------  --------
    Total realized investment gains (losses), net                  (110,056)   57,015    13,514
                                                                  ---------  --------  --------
Total revenues                                                      121,132   218,237   181,616
                                                                  ---------  --------  --------
BENEFITS AND EXPENSES
Policyholders' benefits                                              27,226      (198)   26,062
Interest credited to policyholders' account balances                 62,222    37,125    38,735
Amortization of deferred policy acquisition costs                   105,101    12,821    22,842
General, administrative and other expenses                           35,785    27,002    17,950
                                                                  ---------  --------  --------

Total benefits and expenses                                         230,334    76,750   105,589
                                                                  ---------  --------  --------

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES                  (109,202)  141,487    76,027
                                                                  ---------  --------  --------
Income Taxes:
  Current                                                              (715)   23,841    20,362
  Deferred                                                          (48,176)   19,701       644
                                                                  ---------  --------  --------
Income tax (benefit) expense                                        (48,891)   43,542    21,006
                                                                  ---------  --------  --------
NET INCOME (LOSS)                                                 $ (60,311) $ 97,945  $ 55,021
                                                                  =========  ========  ========
Change in net unrealized investment
 gains (losses), net of taxes (1)                                    16,214    15,348    44,313
                                                                  ---------  --------  --------

COMPREHENSIVE INCOME (LOSS)                                       $ (44,097) $113,293  $ 99,334
                                                                  =========  ========  ========

(1)Amounts are net of tax expense of $9 million, $8 million and $22 million for the years ended December 31, 2011, 2010 and 2009, respectively.

                       See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Stockholder's Equity
Years Ended December 31, 2011, 2010 and 2009 (in thousands)
--------------------------------------------------------------------------------

                                                                                         Accumulated
                                                                   Additional               Other
                                                            Common  Paid-in   Retained  Comprehensive  Total
                                                            Stock   Capital   Earnings  Income (Loss)  Equity
                                                            ------ ---------- --------  ------------- --------
Balance, December 31, 2008                                  $2,000  $168,998  $273,964    $(30,644)   $414,318

Net income (loss)                                                -         -    55,021           -      55,021
Change in foreign currency translation adjustments, net of
 taxes                                                           -         -         -          40          40
Impact of adoption of new guidance for other-than-
 temporary impairments of debt securities, net of taxes          -         -     3,733      (3,733)          -
Change in net unrealized investment gains, net of taxes          -         -         -      44,273      44,273
                                                            ------  --------  --------    --------    --------
Balance, December 31, 2009                                  $2,000  $168,998  $332,718    $  9,936    $513,652
                                                            ------  --------  --------    --------    --------

Net income (loss)                                                -         -    97,945           -      97,945
Affiliated Asset Transfers                                       -       744         -           -         744
Change in foreign currency translation adjustments, net of
 taxes                                                           -         -         -         (22)        (22)
Change in net unrealized investment gains, net of taxes          -         -         -      15,370      15,370
                                                            ------  --------  --------    --------    --------
Balance, December 31, 2010                                  $2,000  $169,742  $430,663    $ 25,284    $627,689
                                                            ------  --------  --------    --------    --------

Net income (loss)                                                -         -   (60,311)          -     (60,311)
Contributed Capital                                              -    38,000         -           -      38,000
Affiliated Asset Transfers                                       -       186         -           -         186
Change in foreign currency translation adjustments, net of
 taxes                                                           -         -         -         (21)        (21)
Change in net unrealized investment gains, net of taxes          -         -         -      16,235      16,235
                                                            ------  --------  --------    --------    --------
Balance, December 31, 2011                                  $2,000  $207,928  $370,352    $ 41,498    $621,778
                                                            ======  ========  ========    ========    ========

                       See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Cash Flows
Years Ended December 31, 2011, 2010 and 2009 (in thousands)
--------------------------------------------------------------------------------

                                                                                             2011       2010       2009
                                                                                          ---------  ---------  ---------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income (loss)                                                                         $ (60,311) $  97,945  $  55,021
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Policy charges and fee income                                                             (25,594)   (13,471)   (15,597)
  Interest credited to policyholders' account balances                                       62,222     37,125     38,735
  Realized investment (gains) losses, net                                                   110,056    (57,015)   (13,514)
  Amortization and other non-cash items                                                      (2,359)    (3,906)      (271)
  Change in:
    Future policy benefits and other insurance liabilities                                   93,600     90,575     71,430
    Reinsurance recoverables                                                               (127,939)   (97,731)   (65,542)
    Accrued investment income                                                                  (910)       468     (1,809)
    Receivables from parent and affiliates                                                    2,213     (6,108)    15,115
    Payables to parent and affiliates                                                        (3,569)     1,643     (5,628)
    Deferred policy acquisition costs                                                           754    (72,689)   (34,550)
    Income taxes payable                                                                    (73,789)    14,700      6,631
    Deferred sales inducements                                                              (22,392)   (21,594)    (8,689)
    Other, net                                                                              (13,260)    15,508     (8,965)
                                                                                          ---------  ---------  ---------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES                                            $ (61,278) $ (14,550) $  32,367
                                                                                          ---------  ---------  ---------
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
  Proceeds from the sale/maturity/prepayment of:
    Fixed maturities, available for sale                                                  $ 171,016  $ 211,850  $ 254,335
    Short-term investments                                                                   21,230     42,060     47,394
    Policy loans                                                                             20,142     17,827     20,554
    Commercial mortgage and other loans                                                      27,533     28,189     10,212
    Other long-term investments                                                               1,373      1,591        846
    Equity securities, available for sale                                                       474      2,000          -
  Payments for the purchase/origination of:
    Fixed maturities, available for sale                                                   (293,216)  (190,281)  (412,550)
    Short-term investments                                                                  (14,899)   (21,491)   (67,219)
    Policy loans                                                                            (14,130)   (15,966)   (13,030)
    Commercial mortgage and other loans                                                     (75,298)   (41,700)   (31,684)
    Other long-term investments                                                              (7,533)    (8,609)      (612)
    Equity securities, available for sale                                                    (1,347)      (158)         -
  Notes receivable from parent and affiliates, net                                            1,334     13,926      2,907
  Other                                                                                          24        320        616
                                                                                          ---------  ---------  ---------
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES                                            $(163,297) $  39,558  $(188,230)
                                                                                          ---------  ---------  ---------
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
  Policyholders' account deposits                                                         $ 159,318  $ 171,435  $ 335,906
  Policyholders' account withdrawals                                                        (83,438)  (151,600)  (213,085)
  Net change in securities sold under agreement to repurchase and cash collateral for
   loaned securities                                                                         16,859    (29,304)    (5,954)
  Dividend to parent                                                                              -          -          -
  Contributed capital                                                                        38,000         10          -
  Affiliated asset transfers                                                                    186          -          -
  Net change in financing arrangements (maturities 90 days or less)                         (11,588)    39,811      1,787
  Net change in long-term borrowing                                                          44,000          -          -
                                                                                          ---------  ---------  ---------
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES                                            $ 163,337  $  30,352  $ 118,654
                                                                                          ---------  ---------  ---------
  Net increase (decrease) in cash and cash equivalents                                      (61,238)    55,360    (37,210)
  Cash and cash equivalents, beginning of year                                               87,961     32,601     69,811
                                                                                          ---------  ---------  ---------
CASH AND CASH EQUIVALENTS, END OF YEAR                                                    $  26,723  $  87,961  $  32,601
                                                                                          =========  =========  =========
SUPPLEMENTAL CASH FLOW INFORMATION
  Income taxes paid                                                                       $  25,000  $  28,842  $  14,375
  Interest paid                                                                           $      98  $       4  $       7

                       See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company of New Jersey, or the "Company," is a wholly owned subsidiary of the Pruco Life Insurance Company, or "Pruco Life," which in turn is a wholly owned subsidiary of The Prudential Insurance Company of America, or "Prudential Insurance." Prudential Insurance is an indirect wholly owned subsidiary of Prudential Financial, Inc., or "Prudential Financial." The Company sells variable annuities, universal life insurance, variable life insurance, and term life insurance, primarily through third party distributors only in New Jersey and New York, United States.

Beginning in March 2010, Prudential Annuities Life Assurance Corporation ("PALAC"), an affiliate of the Company, ceased offering its existing variable annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product line in Pruco Life Insurance Company of New Jersey (and Pruco Life Insurance Company for the version of the product sold outside of New York). In general, the new product line offers the same optional living benefits and optional death benefits as offered by PALAC's existing variable annuities. However, subject to applicable contractual provisions and administrative rules, PALAC will continue to accept subsequent purchase payments on in force contracts under existing annuity products. These initiatives were implemented to create operational and administrative efficiencies by offering a single product line of annuity products from a more limited group of legal entities. In addition, by limiting its variable annuity offerings to a single product line, the Prudential Annuities business unit of Prudential Financial expects to convey a more focused, cohesive image in the marketplace.

Basis of Presentation
The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America, or "U.S. GAAP." The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; future policy benefits including guarantees; valuation of investments including derivatives and the recognition of other-than-temporary impairments; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments and Investment Related Liabilities
The Company's investments in debt and equity securities include fixed maturities; trading account assets; equity securities; and short-term investments. The accounting policies related to these, as well as commercial mortgage and other loans, are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available for sale" are carried at fair value. See Note 10 for additional information regarding the determination

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

of fair value. Interest income, as well as the related amortization of premium and accretion of discount, is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as "available for sale," net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income
(loss)."

Equity securities available for sale are comprised of common stock and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)." The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when declared.

Trading account assets at fair value are comprised of perpetual preferred stock. Realized and unrealized gains and losses for these investments are reported in "Other income." Dividend income from these investments is reported in "Net investment income."

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural loans. Commercial mortgage loans are broken down by class which is based on property type (industrial properties, retail, office, multi-family/apartment, hospitality, and other). Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in "Net investment income."

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines "past due" as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company's assessment as to the collectability of the principal. See Note 3 for additional information about the Company's past due loans.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage loan and agricultural loan portfolios on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on "early warning" status in cases where, based on the Company's analysis of the loan's collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as "closely monitored" when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans "not in good standing" are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property's net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company's periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company's periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company's commercial mortgage and agricultural loan portfolios.

The allowance for loan losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage loans and agricultural loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan's effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


The allowance for losses on commercial mortgage loans and agricultural loans can increase or decrease from period to period based on the factors noted above. "Realized investment gains (losses), net" includes changes in the allowance for losses. "Realized investment gains (losses), net" also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in "Net investment income" at the contract interest rate when earned.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase agreements or securities loan transactions the Company transfers U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company transfers cash as collateral and receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as "Net investment income," however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in "General, administrative and other expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General, administrative and other expenses").

Other long-term investments consist of the derivatives, the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company's own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

such instances, the Company applies the cost method of accounting. The Company's share of net income from investments in joint ventures and partnerships is generally included in "Net investment income."

"Short-term investments" primarily consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value and include certain money market investments and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment.

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities, an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)." Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of "Accumulated other comprehensive income (loss)."

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions, and are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security's position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, and other debt issues with maturities of three months or less when purchased. The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs
Costs that vary with and that are related primarily to the production of new insurance and annuity products are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs ("DAC") include commissions, costs of policy issuance and underwriting, and variable field office expenses that are incurred in producing new business. See below under "Future Adoption of New Accounting Pronouncements" for a discussion of the new authoritative guidance adopted effective January 1, 2012, regarding which costs relating the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to "Amortization of deferred policy acquisition costs," net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs for interest sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (approximately 25 - 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the blended future rate of return assumptions.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized in deriving the blended future rate of return assumption. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company's variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management's estimate of total gross profits used for setting the amortization rate, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements as described in Note 13. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "Amortization of deferred policy acquisition costs" in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Reinsurance recoverables
Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Financial Statements.

Separate Account Assets and Liabilities
Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder's account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 7 to the Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset administration fees charged to the accounts are included in "Asset administration fees."

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


Deferred sales inducements
The Company provides sales inducements to contractholders, which primarily reflect an up-front bonus added to the contractholder's initial deposit for certain annuity contracts. These costs are deferred and recognized in "Deferred sales inducements". They are amortized using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in "Interest credited to policyholders' account balances."

Other Assets and Other Liabilities
Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits
The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For life insurance and annuity products, expected mortality and morbidity is generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation on our term life products. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity products with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company's liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7, and certain unearned revenues.

Policyholders' Account Balances
The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholders' withdrawals and other charges assessed against the account balance. These policyholders' account balances also include a provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities
Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition
Premiums from individual life products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are accounted for as embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive contracts, are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" consisting primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC. Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized using assumptions consistent with those used to account for the underlying policies.

Asset Administration Fees
The Company receives asset administration fee income from policyholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note
13). In addition, the Company receives fees from policyholders' account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, financial indices, or the values of securities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options which are contracted in the over-the-counter market with an affiliate. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, financial indices, values of securities, credit spreads, market volatility, expected returns, non-performance risks and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


Derivatives are recorded either as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives, which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with its affiliated counterparty for which a master netting arrangement has been executed. As discussed below and in Note 5, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges are recorded in current earnings. Cash flows from these derivatives are reported in the operating and investing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in "Accumulated other comprehensive income (loss)" until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge, or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." In this scenario, the hedged asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of "Accumulated other comprehensive income (loss)" related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." Gains and losses that were in "Accumulated other comprehensive income (loss)" pursuant to the hedge of a forecasted transaction are recognized immediately in "Realized investment gains (losses), net."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within "Trading account assets, at fair value."

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to an affiliate, Pruco Reinsurance Ltd. ("Pruco Re"). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in "Future policy benefits and other policyholder liabilities" and "Reinsurance recoverables," respectively. Changes in the fair value are determined using valuation models as described in Note 10, and are recorded in "Realized investment gains (losses), net."

Income Taxes
The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.
Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements
In April 2011, the Financial Accounting Standards Board ("FASB") issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company's adoption of this guidance in the third quarter of 2011 did not have a material effect on the Company's consolidated financial position, results of operations, or financial statement disclosures.

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company's financing receivable portfolio. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The Company adopted this guidance effective December 31, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. The required disclosures are included above and in Note 3. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. These disclosures are effective for the first interim or annual reporting period beginning on or after June 15, 2011, concurrent with the effective date of guidance for determining what constitutes a troubled debt restructuring. The disclosures required by this guidance related to troubled debt restructurings were adopted in the third quarter of 2011 and are included above and in Note 3.

In April 2010, the FASB issued authoritative guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer's interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively to all prior periods upon the date of adoption, with early adoption permitted. The Company's adoption of this guidance effective January 1, 2011 did not have a material effect on the Company's financial position, results of operations, and financial statement disclosures.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the guidance effective for interim and annual reporting periods beginning after December 15, 2009 on January 1, 2010. The Company adopted the guidance effective for interim and annual reporting periods beginning after December 15, 2010 on January 1, 2011. The required disclosures are provided in
Note 4 and Note 5.

Future Adoption of New Accounting Pronouncements
In December 2011, the FASB issued updated guidance regarding the disclosure of offsetting assets and liabilities. This new guidance requires an entity to disclose information on both a gross basis and net basis about instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. This new guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim reporting periods within those years, and should be applied retrospectively for all comparative periods presented. The Company is currently assessing the impact of the guidance on the Company's consolidated financial position, results of operations, and financial statement disclosures.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

statement of changes in stockholders' equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. In October 2011, the FASB proposed a deferral of the requirement to separately present reclassifications from the components of other comprehensive income to the components of net income on the face of the financial statements. If the deferral is effective, companies would still be required to adopt the other requirements of the updated guidance. This updated guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied retrospectively. The Company expects this guidance to impact its financial statement presentation but not to impact the Company's financial position or results of operations.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Company expects this guidance to have an impact on its financial statement disclosures but limited, if any, impact on the Company's financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company's adoption of this guidance effective January 1, 2012 is not expected to have a material effect on the Company's consolidated financial position, results of operations, and financial statement disclosures.

In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company will adopt this guidance effective January 1, 2012, and expects to apply the retrospective method of adoption. Accordingly, upon adoption, "Deferred policy acquisition costs" will be reduced with a corresponding reduction, net of taxes, to "Retained earnings" (and "Total equity"), as a result of acquisition costs previously deferred that are not eligible for deferral under the amended guidance. The Company estimates if the amended guidance were adopted as of December 31, 2011, retrospective adoption would reduce "Deferred policy acquisition costs" by approximately $80 million to $100 million, and reduce "Total equity" by approximately $55 million to $65 million. Subsequent to the adoption of the guidance, the lower level of costs qualifying for deferral may be only partially offset by a lower level of amortization of "Deferred policy acquisition costs," and, as such, may initially result in lower earnings in future periods primarily reflecting lower deferrals of wholesaler costs

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

associated with annual sales. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company's results of operations, it has no effect on the total acquisition costs to be recognized over time and will have no impact on the Company's cash flows.

3. INVESTMENTS

Fixed Maturities and Equity Securities
The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

                                                                        December 31, 2011
                                                     ------------------------------------------------------
                                                                                                 Other-than-
                                                                  Gross      Gross                temporary
                                                     Amortized  Unrealized Unrealized   Fair     impairments
                                                       Cost       Gains      Losses     Value    in AOCI (4)
                                                     ---------- ---------- ---------- ---------- -----------
                                                                         (in thousands)
Fixed maturities, available-for-sale

  U.S. Treasury securities and obligations of U.S.
   government authorities and agencies               $   29,889  $ 6,049     $    -   $   35,939   $     -

  Obligations of U.S. states and their political
   subdivisions                                               -        -          -            -         -

  Foreign government bonds                               20,868    2,163          -       23,030         -

  Public utilities                                      119,583   10,810        225      130,169         -

  All other corporate securities                        713,531   55,770        622      768,678       (45)

  Asset-backed securities (1)                            72,050    1,647      2,065       71,632    (3,513)

  Commercial mortgage-backed securities                  89,238    6,770          2       96,006         -

  Residential mortgage-backed securities (2)             87,749    6,859        158       94,450      (391)
                                                     ----------  -------     ------   ----------   -------
Total fixed maturities, available-for-sale           $1,132,908  $90,068     $3,072   $1,219,904   $(3,949)
                                                     ==========  =======     ======   ==========   =======
Equity securities, available-for-sale
Common Stocks:
  Industrial, miscellaneous & other                         405        0         70          335
Non-redeemable preferred stocks                           1,116        1         32        1,085
                                                     ----------  -------     ------   ----------
Total equity securities, available-for-sale (3)      $    1,521  $     1     $  102   $    1,420
                                                     ==========  =======     ======   ==========

    (1)Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
    (2)Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
    (3)During 2011, perpetual preferred stocks of $1.5 million were reclassified to "Trading Account Assets." Prior periods were not restated.
    (4)Represents the amount of other-than-temporary impairment losses in "Accumulated other comprehensive income (loss)," or "AOCI" which were not included in earnings. Amount excludes $3 million of net unrealized gains (losses) on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

                                                                      December 31, 2010
                                                   ------------------------------------------------------
                                                                                               Other-than-
                                                                Gross      Gross                temporary
                                                   Amortized  Unrealized Unrealized   Fair     impairments
                                                     Cost       Gains      Losses     Value    in AOCI (3)
                                                   ---------- ---------- ---------- ---------- -----------
                                                                       (in thousands)
Fixed maturities, available-for-sale

  U.S. Treasury securities and obligations of
   U.S. government authorities and agencies        $   34,292  $ 2,199     $   41   $   36,450   $     -

  Obligations of U.S. states and their political
   subdivisions                                             -        -          -            -         -

  Foreign government bonds                             21,034    1,644          -       22,678         -

  Corporate securities                                707,754   47,472      2,945      752,281       (26)

  Asset-backed securities (1)                          57,808    1,671      5,446       54,033    (8,856)

  Commercial mortgage-backed securities                97,467    5,721         87      103,101         -

  Residential mortgage-backed securities (2)           89,300    6,746         48       95,998      (454)
                                                   ----------  -------     ------   ----------   -------
Total fixed maturities, available-for-sale         $1,007,655  $65,453     $8,567   $1,064,541   $(9,336)
                                                   ==========  =======     ======   ==========   =======
Equity securities, available-for-sale

Common Stocks:

  Industrial, miscellaneous & other                       226      178         29          375

Non-redeemable preferred stocks                           380        -        217          163

Perpetual preferred stocks                              1,695        -        159        1,536
                                                   ----------  -------     ------   ----------
Total equity securities available-for-sale         $    2,301  $   178     $  405   $    2,074
                                                   ==========  =======     ======   ==========

    (1)Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
    (2)Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
    (3)Represents the amount of other-than-temporary impairment losses in "Accumulated other comprehensive income (loss)," or "AOCI" which, were not included in earnings. Amount excludes $5 million of net unrealized gains (losses) on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)


The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2011, are as follows:

                                                  Available-for-Sale
                                                 ---------------------
                                                 Amortized    Fair
                                                   Cost       Value
                                                 ---------- ----------
                                                    (in thousands)
         Due in one year or less                 $   48,539 $   49,149
         Due after one year through five years      324,229    350,238
         Due after five years through ten years     354,984    385,295
         Due after ten years                        156,119    173,134
         Asset-backed securities                     72,050     71,632
         Commercial mortgage-backed securities       89,238     96,006
         Residential mortgage-backed securities      87,749     94,450
                                                 ---------- ----------
         Total                                   $1,132,908 $1,219,904
                                                 ========== ==========

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds, equity security proceeds, and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                                                                    2011      2010      2009
                                                                                  --------  --------  --------
                                                                                         (in thousands)
Fixed maturities, available-for-sale

  Proceeds from sales                                                             $ 36,118  $ 35,017  $ 59,587
  Proceeds from maturities/repayments                                              135,127   157,785   194,623
  Gross investment gains from sales, prepayments, and maturities                     2,614     4,160     1,540
  Gross investment losses from sales and maturities                                    (88)      (83)   (3,027)

Equity securities, available-for-sale

  Proceeds from sales                                                             $      2  $      -  $      -
  Proceeds from maturities/repayments                                                  473     2,000         -
  Gross investment gains from sales                                                    368       139         -
  Gross investment losses from sales                                                     -         -         -

Fixed maturity and equity security impairments

  Net writedowns for other-than-temporary impairment losses on fixed maturities
   recognized in earnings (1)                                                     $   (268) $ (2,554) $ (6,070)
  Writedowns for other-than-temporary impairment losses on equity securities      $   (326) $      -  $   (139)

    (1)Excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)


As discussed in Note 2, a portion of certain other-than-temporary impairment ("OTTI") losses on fixed maturity securities are recognized in "Other comprehensive income (loss)" ("OCI"). The net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following tables set forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

                                                                                                Year Ended     Year Ended
                                                                                               December 31,   December 31,
                                                                                                   2011           2010
                                                                                              -------------- --------------
                                                                                              (in thousands) (in thousands)
Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI
Balance, beginning of period                                                                     $ 6,763        $ 7,431
Credit loss impairments previously recognized on securities which matured, paid down,
 prepaid or were sold during the period                                                           (3,643)        (1,059)
Credit loss impairments previously recognized on securities impaired to fair value during
 the period (1)                                                                                        -           (992)
Credit loss impairment recognized in the current period on securities not previously
 impaired                                                                                              -              -
Additional credit loss impairments recognized in the current period on securities previously
 impaired                                                                                            268          1,965
Increases due to the passage of time on previously recorded credit losses                            323            530
Accretion of credit loss impairments previously recognized due to an increase in cash flows
 expected to be collected                                                                           (273)        (1,112)
                                                                                                 -------        -------
Balance, end of period                                                                           $ 3,438        $ 6,763
                                                                                                 =======        =======

    (1)Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

Trading Account Assets
The following table provides information relating to trading account assets, at fair value as of the dates indicated:

                                       December 31, 2011 December 31, 2010
                                       ----------------  -----------------
                                       Amortized  Fair   Amortized  Fair
                                         Cost     Value    Cost     Value
                                       ---------  ------ ---------  -----
                                                (in thousands)
         Equity securities (1)          $1,695    $1,569    $-       $-
                                        ------    ------    --       --
         Total trading account assets   $1,695    $1,569    $-       $-
                                        ======    ======    ==       ==

    (1)During 2011, perpetual preferred stocks of $1.5 million were reclassified from "Equity Securities, available-for-sale". Prior periods were not restated.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)


The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within "Other income" was ($0.1) million, $0.0 and $0.0 during the years ended December 31, 2011, 2010 and 2009, respectively.

Commercial Mortgage and Other Loans
The Company's commercial mortgage and other loans are comprised as follows as of the dates indicated:

                                                                               2011                   2010
                                                                       --------------------  ---------------------
                                                                           Amount     % of       Amount      % of
                                                                       (in thousands) Total  (in thousands)  Total
                                                                       -------------- -----  -------------- ------
Commercial mortgage and other loans by property type:
Industrial buildings                                                      $ 42,883     18.5%    $ 35,745     19.4 %
Retail                                                                      55,215     23.8       36,046      19.6
Apartments/Multi-Family                                                     37,689     16.3       25,340      13.8
Office buildings                                                            26,100     11.3       30,468      16.6
Hospitality                                                                 14,475      6.2       10,273       5.6
Other                                                                       37,150     16.0       33,834      18.4
                                                                          --------    -----     --------    ------
Total commercial mortgage loans                                            213,512     92.2      171,706      93.4
Agricultural property loans                                                 18,098      7.8       12,140       6.6
                                                                          --------    -----     --------    ------
Total commercial mortgage and agricultural loans by property type          231,610    100.0%     183,846    100.0 %
                                                                                      =====                 ======
Valuation allowance                                                         (1,410)               (1,409)
                                                                          --------              --------
Total net commercial and agricultural mortgage loans by property type     $230,200              $182,437
                                                                          ========              ========

The commercial mortgage and agricultural loans are geographically dispersed throughout the United States with the largest concentrations in Florida (10%), Texas (9%), and New Jersey (9%) at December 31, 2011.

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, 2011, 2010 and 2009, is as follows:

                                                      2011   2010    2009
                                                      (2)    (2)     (2)
                                                     ------ ------  ------
                                                        (in thousands)
     Allowance for losses, beginning of year         $1,409 $2,379  $1,444
     Addition to / (release of) allowance of losses       1   (970)    935
                                                     ------ ------  ------
     Allowance for losses, end of year (1)           $1,410 $1,409  $2,379
                                                     ====== ======  ======

    (1)Agricultural loans represent $0.02 million, $0.02 million and $0.0 million of the ending allowance at December 31, 2011, 2010 and 2009, respectively.
    (2)Valuation allowances for 2011 and 2010 are presented in a format consistent with new disclosure requirements under the updated guidance issued by FASB in 2011. Valuation allowances for 2009 are provided consistent with the prior presentation.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)


The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and agricultural loans for the years ended December 31, 2011 and 2010:

                                                              December 31, 2011 December 31, 2010
                                                              ----------------- -----------------
                                                                          Total Loans
                                                              -----------------------------------
                                                                        (in thousands)
Allowance for Credit Losses:
  Ending balance: individually evaluated for impairment (1)       $      -          $    424
  Ending balance: collectively evaluated for impairment (2)          1,410               985
                                                                  --------          --------
  Total ending balance                                            $  1,410          $  1,409
                                                                  ========          ========
Recorded Investment: (3)
  Ending balance: individually evaluated for impairment (1)       $      -          $  3,847
  Ending balance: collectively evaluated for impairment (2)        231,612           179,999
                                                                  --------          --------
  Total ending balance, gross of reserves                         $231,612          $183,846
                                                                  ========          ========

    (1)There were no agricultural loans individually evaluated for impairments at December 31, 2011 and December 31, 2010.
    (2)Agricultural loans collectively evaluated for impairment had a recorded investment of $18 million and $12 million and related allowance of $0.0 million at December 31, 2011 and December 31, 2010, respectively.
    (3)Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected.

As of December 31, 2011, there were no impaired commercial mortgage loans identified in management's specific review. As of December 31, 2011 impaired commercial mortgage loans identified in management's specific review of probable loan losses consisted of Hospitality commercial mortgage loans with a recorded investment of $3.8 million, an unpaid principal balance of $3.8 million and the related allowance for losses was $0.4 million. Recorded investment reflects the balance sheet carrying value gross of related allowance. Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. As of December 31, 2011 and December 31, 2010, the Company held no such loans. See
Note 2 for information regarding the Company's accounting policies for non-performing loans.

As described in Note 2, loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage and other loans. As of December 31, 2011 and 2010, 94% of the $232 million recorded investment and 90% of the $184 million recorded investment, respectively, had a loan-to-value ratio of less than 80%. As of December 31, 2011 and 2010, 99% and 98% of the recorded investment, respectively, had a debt service coverage ratio of 1.0X or greater. As of December 31, 2011, approximately $2 million or 1% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X, reflecting loans where the mortgage amount exceeds the collateral value or where current debt payments are greater than income from property operations; none of which related to agricultural loans. As of December 31, 2010, approximately $8 million or 4% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X; none of which related to agricultural loans.

As of December 31, 2011 and 2010, all commercial mortgage and other loans were in current status. The Company defines current in its aging of past due commercial mortgage and agricultural loans as less than 30 days past due.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)


Commercial mortgage and other loans on nonaccrual status as of December 31, 2011 and 2010, $3.2 million and $3.8 million, respectively, primarily related to Hospitality. See Note 2 for further discussion regarding nonaccrual status loans.

For the year ended December 31 2011, there were no commercial mortgage and other loans sold or acquired.

Other Long term Investments
"Other long-term investments" are comprised as follows at December 31:

                                                       2011    2010
                                                      ------- -------
                                                      (in thousands)
           Company's investment in Separate accounts  $ 1,662 $ 1,893
           Joint ventures and limited partnerships     20,725  15,020
           Derivatives (1)                              6,688       -
                                                      ------- -------
           Total other long-term investments          $29,075 $16,913
                                                      ======= =======

(1)A derivative balance of $(0.9) million at December 31, 2010 was reclassed to Other Liabilities.

Net Investment Income
Net investment income for the years ended December 31, was from the following sources:

                                                   2011     2010     2009
                                                 -------  -------  -------
                                                       (in thousands)
    Fixed maturities, available-for-sale         $57,285  $57,502  $53,615
    Equity securities, available-for-sale             12      148      218
    Trading account assets                            11        -        -
    Commercial mortgage and other loans           12,187   11,264    9,822
    Policy loans                                   9,503    9,363    9,177
    Short-term investments and cash equivalents       85      129      434
    Other long-term investments                    1,718    1,691     (666)
                                                 -------  -------  -------
    Gross investment income                       80,801   80,097   72,600
    Less: investment expenses                     (3,245)  (3,053)  (2,656)
                                                 -------  -------  -------
    Net investment income                        $77,556  $77,044  $69,944
                                                 =======  =======  =======

Carrying value for non-income producing assets included in fixed maturities totaled $0 million as of December 31, 2011. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2011.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Realized Investment Gains (Losses), Net
Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                    2011     2010     2009
                                                 ---------  ------- -------
                                                       (in thousands)
    Fixed maturities                             $   2,257  $ 1,523 $(7,557)
    Equity securities                                   42      139    (138)
    Commercial mortgage and other loans                 (1)     970    (935)
    Short-term investments and cash equivalents          -        5       -
    Joint ventures and limited partnerships            (44)       -    (124)
    Derivatives                                   (112,310)  54,378  22,268
                                                 ---------  ------- -------
    Realized investment gains (losses), net      $(110,056) $57,015 $13,514
                                                 =========  ======= =======

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains and losses on securities classified as "available for sale" and certain other long-term investments and other assets are included in the Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)," or "AOCI." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

                                                                                            Accumulated
                                                                                               Other
                                                                                           Comprehensive
                                                  Net      Deferred                        Income (Loss)
                                              Unrealized    Policy     Policy   Deferred   Related To Net
                                                 Gains    Acquisition  Holder  Income Tax    Unrealized
                                              (Losses) on  Costs and  Account  (Liability)   Investment
                                              Investments Other Costs Balances   Benefit   Gains (Losses)
                                              ----------- ----------- -------- ----------- --------------
                                                                    (in thousands)
Balance, December 31, 2008                     $      -     $    -    $     -    $     -      $     -
Cumulative impact of the adoption of new
 authoritative guidance on January 1, 2009       (4,049)       290          -      1,316       (2,443)
Net investment gains (losses) on investments
 arising during the period                        4,471          -          -     (1,565)       2,906
Reclassification adjustment for OTTI losses
 included in net income                           5,080          -          -     (1,778)       3,302
Reclassification adjustment for OTTI gains
 excluded from net income(1)                    (11,483)         -          -      4,019       (7,464)
Impact of net unrealized investment (gains)
 losses on deferred policy acquisition costs
 and other costs                                      -      3,363          -     (1,177)       2,186
Impact of net unrealized investment (gains)
 losses on Policyholders' account balance             -          -     (1,383)       484         (899)
                                               --------     ------    -------    -------      -------
Balance, December 31, 2009                     $ (5,981)    $3,653    $(1,383)   $ 1,299      $(2,412)
                                               --------     ------    -------    -------      -------

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

                                                                                            Accumulated
                                                                                               Other
                                                                                           Comprehensive
                                                  Net      Deferred                        Income (Loss)
                                              Unrealized    Policy     Policy   Deferred   Related To Net
                                                 Gains    Acquisition  Holder  Income Tax    Unrealized
                                              (Losses) on  Costs and  Account  (Liability)   Investment
                                              Investments Other Costs Balances   Benefit   Gains (Losses)
                                              ----------- ----------- -------- ----------- --------------
                                                                    (in thousands)
Net investment gains (losses) on investments
 arising during the period                         (821)          -        -        287          (534)
Reclassification adjustment for OTTI losses
 included in net income                           2,504           -        -       (877)        1,627
Reclassification adjustment for OTTI gains
 excluded from net income(1)                        (11)          -        -          4            (7)
Impact of net unrealized investment (gains)
 losses on deferred policy acquisition costs
 and other costs                                      -      (1,382)       -        484          (898)
Impact of net unrealized investment (gains)
 losses on policyholders' account balances            -           -      597       (209)          388
                                                -------     -------    -----      -----       -------
Balance, December 31, 2010                      $(4,309)    $ 2,271    $(786)     $ 988       $(1,836)
                                                -------     -------    -----      -----       -------
Net investment gains (losses) on investments
 arising during the period                          843           -        -       (295)          548
Reclassification adjustment for OTTI losses
 included in net income                           2,049           -        -       (717)        1,332
Reclassification adjustment for OTTI gains
 excluded from net income(1)                          -           -        -          -             -
Impact of net unrealized investment (gains)
 losses on deferred policy acquisition costs          -      (1,456)       -        509          (947)
Impact of net unrealized investment (gains)
 losses on policyholders' account balances            -           -      644       (225)          419
                                                -------     -------    -----      -----       -------
Balance, December 31, 2011                      $(1,417)    $   815    $(142)     $ 260       $  (484)
                                                =======     =======    =====      =====       =======

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)


All Other Net Unrealized Investment Gains and Losses in AOCI

                                                                                                   Accumulated
                                                                                                      Other
                                                                                                  Comprehensive
                                                     Net        Deferred                          Income (Loss)
                                                  Unrealized     Policy     Policy    Deferred    Related To Net
                                                Gains/(Losses) Acquisition  Holder   Income Tax     Unrealized
                                                      on        Costs and  Account   (Liability) Investment Gains
                                                Investments(1) Other Costs Balances    Benefit       (Losses)
                                                -------------- ----------- --------  ----------- ----------------
                                                                         (in thousands)
Balance, December 31, 2008                         $(70,920)    $ 41,193   $(17,457)  $ 16,514       $(30,670)
Cumulative impact of the adoption of new
 authoritative guidance on January 1, 2009           (2,016)          33          -        694         (1,289)
Net investment gains (losses) on investments
 arising during the period                           91,116            -          -    (31,891)        59,225
Reclassification adjustment for (gains) losses
 included in net income                               2,616            -          -       (916)         1,700
Reclassification adjustment for OTTI losses
 excluded from net income(2)                         11,483            -          -     (4,019)         7,464
Impact of net unrealized investment (gains)
 losses on deferred policy acquisition costs              -      (60,878)         -     21,307        (39,571)
Impact of net unrealized investment (gains)
 losses on policyholders' account balances                -            -     23,727     (8,304)        15,423
                                                   --------     --------   --------   --------       --------
Balance, December 31, 2009                         $ 32,279     $(19,652)  $  6,270   $ (6,615)      $ 12,282
Net investment gains (losses) on investments
 arising during the period                           24,868            -          -     (8,703)        16,165
Reclassification adjustment for (gains) losses
 included in net income                               4,166            -          -     (1,458)         2,708
Reclassification adjustment for OTTI losses
 excluded from net income(2)                             11            -          -         (4)             7
Impact of net unrealized investment (gains)
 losses on deferred policy acquisition costs
 and other costs                                          -      (11,002)         -      3,851         (7,151)
Impact of net unrealized investment (gains)
 losses on policyholders' account balances                -            -      4,716     (1,651)         3,065
                                                   --------     --------   --------   --------       --------
Balance, December 31, 2010                         $ 61,324     $(30,654)  $ 10,986   $(14,580)      $ 27,076
Net investment gains (losses) on investments
 arising during the period                           23,930            -          -     (8,376)        15,554
Reclassification adjustment for (gains) losses
 included in net income                               4,348            -          -     (1,522)         2,826
Reclassification adjustment for OTTI losses
 excluded
Impact of net unrealized investment (gains)
 losses on deferred policy acquisition costs              -       (9,800)         -      3,430         (6,370)
Impact of net unrealized investment (gains)
 losses on
policyholders' account balances                           -            -      4,421     (1,547)         2,873
                                                   --------     --------   --------   --------       --------
Balance, December 31, 2011 $                         89,602     $(40,454)  $ 15,407   $(22,595)      $ 41,959
                                                   ========     ========   ========   ========       ========

   (1) Include cash flow hedges. See Note 5 for information on cash flow hedges.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

                                                     December 31, December 31, December 31,
                                                         2011         2010         2009
                                                     ------------ ------------ ------------
                                                                 (in thousands)
Fixed maturity securities on which an OTTI
 loss has been recognized                              $(1,417)     $(4,309)     $(5,981)
Fixed maturity securities, available for sale - all
 other                                                  88,414       61,195       31,975
Equity securities, available for sale                     (100)        (227)        (177)
Derivatives designated as cash flow hedges (1)            (630)      (1,100)        (675)
Other investments                                        1,918        1,456        1,156
                                                       -------      -------      -------
Net unrealized gains (losses) on investments           $88,185      $57,015      $26,298
                                                       =======      =======      =======

    (1)See Note 5 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

                                                                     December 31, 2011
                                                  -------------------------------------------------------
                                                   Less than twelve    Twelve months
                                                        months            or more            Total
                                                  ------------------ ----------------- ------------------
                                                            Gross             Gross              Gross
                                                   Fair   Unrealized Fair   Unrealized  Fair   Unrealized
                                                   Value    Losses   Value    Losses    Value    Losses
                                                  ------- ---------- ------ ---------- ------- ----------
                                                                      (in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies              $     -   $    -   $    -   $    -   $     -   $    -
Corporate securities                               31,041      670      998      177    32,039      847
Commercial mortgage-backed securities                   -        -    1,051        2     1,051        2
Asset-backed securities                            33,246      285    7,384    1,780    40,630    2,065
Residential mortgage-backed securities              4,367      158        -        -     4,367      158
                                                  -------   ------   ------   ------   -------   ------
Total                                             $68,654   $1,113   $9,433   $1,959   $78,087   $3,072
                                                  =======   ======   ======   ======   =======   ======

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)


                                                                      December 31, 2010
                                                  ---------------------------------------------------------
                                                   Less than twelve    Twelve months
                                                        months            or more              Total
                                                  ------------------ ------------------ -------------------
                                                            Gross              Gross               Gross
                                                   Fair   Unrealized  Fair   Unrealized  Fair    Unrealized
                                                   Value    Losses    Value    Losses    Value     Losses
                                                  ------- ---------- ------- ---------- -------- ----------
                                                                       (in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies              $ 2,078   $   41   $     -   $    -   $  2,078   $   41
Corporate securities                               73,679    2,524     6,545      421     80,224    2,945
Asset-backed securities                            10,608      169    16,442    5,277     27,050    5,446
Commercial mortgage-backed securities               7,148       87         -        -      7,148       87
Residential mortgage-backed securities              3,219       48         -        -      3,219       48
                                                  -------   ------   -------   ------   --------   ------
Total                                             $96,732   $2,869   $22,987   $5,698   $119,719   $8,567
                                                  =======   ======   =======   ======   ========   ======

The gross unrealized losses at December 31, 2011 and December 31, 2010 are composed of $1 million and $6 million, respectively, related to high or highest quality securities based on NAIC or equivalent rating and $2 million and $3 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2011, $1.6 million of the gross unrealized losses represented declines in value of greater than 20%, $0.1 million of which had been in that position for less than six months, as compared to $5 million at December 31, 2010 that represented declines in value of greater than 20%, none of which had been in that position for less than six months. At December 31, 2011 and December 31, 2010, the $2 million and $6 million, respectively, of gross unrealized losses of twelve months or more were concentrated in asset backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2011 and December 31, 2010. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2011, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

Duration of Gross Unrealized Loss Positions for Equity Securities
The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

                                                       December 31, 2011
                                       --------------------------------------------------
                                       Less than twelve  Twelve months
                                            months          or more           Total
                                       ---------------- ---------------- ----------------
                                               Gross            Gross            Gross
                                       Fair  Unrealized Fair  Unrealized Fair  Unrealized
                                       Value   Losses   Value   Losses   Value   Losses
                                       ----- ---------- ----- ---------- ----- ----------
                                                         (in thousands)
Equity securities, available for sale  $316     $102     $-       $-     $316     $102
                                       ====     ====     ==       ==     ====     ====

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)



                                                        December 31, 2010
                                       ----------------------------------------------------
                                       Less than twelve Twelve months or
                                            months            more              Total
                                       ---------------- ----------------- -----------------
                                               Gross             Gross             Gross
                                       Fair  Unrealized Fair   Unrealized Fair   Unrealized
                                       Value   Losses   Value    Losses   Value    Losses
                                       ----- ---------- ------ ---------- ------ ----------
                                                          (in thousands)
Equity securities, available for sale  $255     $245    $1,536    $160    $1,791    $405
                                       ====     ====    ======    ====    ======    ====

At December 31, 2011, $99 thousand of the gross unrealized losses represented declines of greater than 20%, all of which have been in that position for less than nine months. At December 31, 2010, $245 thousand of the gross unrealized losses represented declines of greater than 20%, all of which have been in that position for less than six months. Included in the December 31, 2010 table above are perpetual preferred securities. Perpetual preferred securities have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2011 and December 31, 2010. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2011 and December 31, 2010.

Securities Pledged and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Statements of Financial Position included the following:

                                                               2011    2010
                                                              ------- ------
                                                              (in thousands)
   Fixed maturity securities, available for sale - all other  S19,670 S3,314
                                                              ------- ------
   Total securities pledged                                   $19,670 $3,314
                                                              ======= ======

As of December 31, 2011, the carrying amount of the associated liabilities supported by the pledged collateral was $20.2 million. Of this amount, $3.2 million was "Securities sold under agreements to repurchase" and $17.0 million was "Cash collateral for loaned securities. As of December 31, 2010, the carrying amount of the associated liabilities supported by the pledged collateral was $3.4 million. Of this amount, $3.0 million was "Securities sold under agreements to repurchase" and $0.4 million was "Cash collateral for loaned securities."

Fixed maturities of $0.5 million at December 31, 2010 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

                                                                             2011      2010       2009
                                                                          ---------  --------  ---------
                                                                                  (in thousands)
Balance, beginning of year                                                $ 365,970  $305,617  $$326,806
Capitalization of commissions, sales and issue expenses                     104,348    85,510     57,391
Amortization- Impact of assumption and experience unlocking and true-ups        208    18,011     15,454
Amortization- All other                                                    (105,309)  (30,832)   (38,296)
Change in unrealized investment gains/(losses)                              (11,050)  (12,336)   (55,738)
                                                                          ---------  --------  ---------
Balance, end of year                                                      $ 354,167  $365,970  $ 305,617
                                                                          =========  ========  =========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

4. DEFERRED POLICY ACQUISITION COSTS (continued)


Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with Prudential Arizona Reinsurance Captive Company, or "PARCC," and Prudential Arizona Reinsurance Term Company, or "PAR TERM" as discussed in Note 13.

Ceded capitalization was $19 million, $29 million and $15 million in 2011, 2010 and 2009, respectively. Ceded amortization relating to this treaty included amounted to $7 million, $9 million and $8 million in 2011, 2010 and 2009, respectively.

5. POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 are as follows:

                                                   2011      2010
                                                 -------- ---------
                                                   (in thousands)
            Life insurance                       $602,884 $$534,286
            Individual annuities                    6,744     6,149
            Policy claims and other liabilities    82,339   (37,081)
                                                 -------- ---------
            Total future policy benefits         $691,967 $ 503,354
                                                 ======== =========

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 7.50 %.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present value range from 1.65% to 7.25%, with 0% of the reserves based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience. Other contract liabilities also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts which are discussed more fully in Note 7. The interest rates used in the determination of the present values range from 1.39% to 5.88%.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

5. POLICYHOLDERS' LIABILITIES (continued)


Policyholders' Account Balances

Policyholders' account balances at December 31 are as follows:

                                                    2011       2010
                                                 ---------- ----------
                                                    (in thousands)
          Interest-sensitive life contracts      $  794,345 $ $723,533
          Individual annuities                      207,149    210,671
          Guaranteed interest accounts               38,125     38,713
          Other                                      93,278     80,890
                                                 ---------- ----------
          Total policyholders' account balances  $1,132,897 $1,053,807
                                                 ========== ==========

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates for interest-sensitive contracts range from 3.00% to 4.60%. Interest crediting rates for individual annuities range from 1.00% to 4.93%. Interest crediting rates for guaranteed interest accounts range from 1.25% to 5.25%. Interest crediting rates range from 1.00% to 3.50% for other.

6. REINSURANCE

The Company participates in reinsurance with its affiliates Prudential Insurance, PARCC, Pruco Re, PAR TERM, through various plans of reinsurance, primarily on a yearly renewable term and coinsurance basis. This reinsurance provides risk diversification, additional capacity for future growth and limits the maximum net loss potential. For coinsurance agreements, all significant risks are ceded to the reinsurer, including mortality, investment, and lapse risk. For yearly renewable term agreements, mortality risk is the primary risk ceded to the reinsurer. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. We believe a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

The Company has entered into various reinsurance agreements with an affiliate, Pruco Re, to reinsure its living benefit features sold on certain of its annuities as part of its risk management and capital management strategies. For additional details on these agreements, see Note 13.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13.

Effective April 1, 2008, the Company entered into an agreement to reinsure certain variable Corporate Owned Life Insurance "COLI" policies with Pruco Life.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

6. REINSURANCE (continued)


Reinsurance amounts included in the Statement of Operations and Comprehensive Income (Loss) for the years ended December 31 are below:

                                                         2011       2010       2009
                                                      ---------  ---------  ---------
                                                               (in thousands)
Direct premiums                                       $ 167,113  $ 164,009  $ 158,678
Reinsurance ceded                                      (151,808)  (149,276)  (141,647)
                                                      ---------  ---------  ---------
  Premiums                                            $  15,305  $  14,733  $  17,031
                                                      =========  =========  =========
Direct policy charges and fees                        $ 161,801  $ 119,981  $ 108,431
Reinsurance ceded                                       (48,357)   (66,535)   (39,197)
                                                      ---------  ---------  ---------
  Policy charges and fees                             $ 113,444  $  53,446  $  69,234
                                                      =========  =========  =========
Policyholders' benefits ceded                         $ 100,442  $  95,634  $  81,364
                                                      =========  =========  =========
Realized capital gains (losses) net, associated with
 derivatives                                          $ (26,567) $    (407) $ (44,367)
                                                      =========  =========  =========

Realized investment gains and losses include the reinsurance of certain of the Company's embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through "Realized investment gains (losses)." The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options to Pruco Re. The reinsurance agreements contain derivatives and have been accounted for in the same manner as an embedded derivative. See Note 11 for additional information related to the accounting for embedded derivatives.

Reinsurance premiums ceded for interest-sensitive products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables included in the Company's Statements of Financial Position at December 31, 2011 and 2010 were as follows:

                                           December 31, 2011 December 31, 2010
                                           ----------------- -----------------
                                                     (in thousands)
 Domestic life insurance-affiliated            $467,687          $407,516
 Domestic individual annuities-affiliated        53,696            11,110
 Domestic life insurance-unaffiliated             1,379             1,233
                                               --------          --------
                                               $522,762          $419,859
                                               ========          ========

Substantially all reinsurance contracts are with affiliates as of December 31, 2011 and 2010. These contracts are described further in Note 13 of the Financial Statements.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

6. REINSURANCE (continued)


The gross and net amounts of life insurance face amount in force as of December 31, 2011 and 2010 were as follows:

                                               2011          2010          2009
                                           ------------  ------------  ------------
                                                        (in thousands)
Gross life insurance face amount in force  $ 97,879,303  $$96,896,483  $$95,400,464
Reinsurance ceded                           (88,113,164)  (86,500,898)  (86,036,509)
                                           ------------  ------------  ------------
Net life insurance face amount in force    $  9,766,139  $ 10,395,585  $  9,363,955
                                           ============  ============  ============

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (2) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or
(3) the highest contract value on a specified date minus any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits." In 2011, 2010 and 2009 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)


For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within "Future policy benefits." As of December 31, 2011 and 2010, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                                             December 31, 2011                  December 31, 2010
                                                     ---------------------------------- ----------------------------------
                                                     In the Event of At Annuitization / In the Event of At Annuitization /
                                                          Death       Accumulation (1)       Death       Accumulation (1)
                                                     --------------- ------------------ --------------- ------------------
Variable Annuity Contracts                                     (in thousands)                     (in thousands)

  Return of Net Deposits
  Account value                                        $2,989,255       $       N/A       $1,973,903       $       N/A
  Net amount at risk                                   $   72,823       $       N/A       $    8,252       $       N/A
  Average attained age of contractholders                      74               N/A               60               N/A

  Minimum return or contract value
  Account value                                        $1,290,856       $ 3,691,282       $1,036,830       $ 2,392,669
  Net amount at risk                                   $   91,715       $   249,224       $   36,926       $    65,120
  Average attained age of contractholders                      72                59               64                59
  Average period remaining until earliest expected
   annuitization                                              N/A        0.63 years              N/A        1.58 years

(1)Includes income and withdrawal benefits as described herein

                                 Unadjusted Value Adjusted Value Unadjusted Value Adjusted Value
Market value adjusted annuities  ---------------- -------------- ---------------- --------------
        Account value                $14,074         $14,428         $15,104         $15,827

                                                                       December 31, 2011 December 31, 2010
                                                                       -----------------------------------
                                                                              In the Event of Death
                                                                       -----------------------------------
 Variable Life, Variable Universal Life and Universal Life Contracts             (in thousands)

              No Lapse Guarantees
              Separate account value                                      $  576,747        $  569,060
              General account value                                       $  217,849        $  194,596
              Net amount at risk                                          $6,137,072        $6,039,086
             Average attained age of contractholders                        50 years          49 years

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                December 31, 2011 December 31, 2010
                                ----------------- -----------------
                                          (in thousands)
            Equity funds           $1,913,597        $1,677,692
            Bond funds              1,972,145        $  968,140
            Money market funds        197,699           165,075
                                   ----------        ----------
              Total                $4,083,441        $2,810,907
                                   ==========        ==========

In addition to the above mentioned amounts invested in separate account investment options, $196.7 million and $199.8 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature were invested in general account investment options in 2011 and 2010, respectively.

Liabilities for Guaranteed Benefits
The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum income and withdrawal benefits ("GMIWB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum accumulation benefits ("GMAB") features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company's own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." See
Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in "Future policy benefits."

                                                                               GMWB
                                                                              - GMIWB
                                                  GMDB                GMIB    - GMAB     Total
                                    -------------------------------  ------  --------  --------
                                             Variable Life, Variable
                                    Variable    Universal Life &
                                    Annuity      Universal Life           Variable Annuity
                                                           (in thousands)
Balance as of December 31, 2008     $ 5,593          $11,276         $1,802  $ 63,903  $ 82,574
  Incurred guarantee benefits (1)    (1,821)           6,217           (489)  (66,315)  (62,408)
  Paid guarantee benefits            (2,288)            (250)             -         -    (2,538)
                                    -------          -------         ------  --------  --------
Balance as of December 31, 2009     $ 1,484          $17,243         $1,313  $ (2,412) $ 17,628
  Incurred guarantee benefits (1)       217            1,143            (77)  (38,904)  (37,621)
  Paid guarantee benefits              (861)               -              -         -      (861)
                                    -------          -------         ------  --------  --------
Balance as of December 31, 2010     $   840          $18,386         $1,236  $(41,316) $(20,854)
  Incurred guarantee benefits (1)     1,248            6,053            318   118,312   125,931
  Paid guarantee benefits              (683)               -              -         -      (683)
                                    -------          -------         ------  --------  --------
Balance as of December 31, 2011     $ 1,405          $24,439         $1,554  $ 76,996  $104,394
                                    =======          =======         ======  ========  ========

(1)Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be embedded derivatives.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)


The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an asset transfer feature that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provides a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option (which is available under only one of the Company's GMIWBs) guarantees that a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contract holder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. Certain GMIWB features include an asset transfer feature that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of its risk management strategy, the Company limits its exposure to these risks through a combination of product design elements, such as an asset transfer feature, and affiliated reinsurance agreements. The asset transfer feature included in the design of certain optional living benefits transfers assets between certain variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate accounts. The transfers are based on the static mathematical formula, used with the particular optional benefit, which considers a number of factors, including the impact of investment performance of the contractholder total account value. In general, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate accounts, and positive investment performance may result in transfers back to contractholder-selected variable investments. Other product design elements utilized for certain products to manage these risks include

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

asset allocation restrictions and minimum issuance age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into those that include the asset transfer feature including certain GMIWB riders and certain GMAB riders that feature the GRO policyholder benefits; and those that do not include the asset transfer feature, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the asset transfer feature also include GMDB riders, and as such the GMDB risk in these riders also benefits from the asset transfer feature.

Sales Inducements
The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Deferred Sales Inducements" in the Company's Statements of Financial Position. The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances," are as follows:

                                                               2011      2010     2009
                                                             --------  -------  -------
                                                                   (in thousands)
Balance, beginning of year                                   $ 51,106  $30,265  $28,015
Capitalization                                                 22,596   21,594    8,689
Amortization- Impact of assumption and experience unlocking
 and true-ups                                                  (2,290)     874      822
Amortization- All other                                       (23,105)  (1,579)  (5,485)
Change in unrealized investment gains and (losses)               (206)     (48)  (1,776)
                                                             --------  -------  -------
Balance, end of year                                         $ 48,101  $51,106  $30,265
                                                             ========  =======  =======

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $13 million, $52 million, and $4 million for the years ended December 31, 2011, 2010 and 2009, respectively. Statutory surplus of the Company amounted to $260 million and $216 million at December 31, 2011 and 2010, respectively.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS (continued)

the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is $26 million capacity to pay a dividend in 2012 without prior approval. The Company did not pay any dividends in 2011.

9. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                2011     2010    2009
                                                              --------  ------- -------
                                                                   (in thousands)
Current tax expense (benefit):
  U.S.                                                        $   (715) $23,841 $20,362
                                                              --------  ------- -------
  Total                                                           (715)  23,841  20,362
                                                              --------  ------- -------
Deferred tax expense (benefit):
  U.S.                                                         (48,176)  19,701     644
                                                              --------  ------- -------
  Total                                                        (48,176)  19,701     644
                                                              --------  ------- -------
Total income tax expense (benefit) on income from continuing
 operations                                                    (48,891)  43,542  21,006
Other comprehensive income (loss)                                8,731    8,264  21,850
Cumulative effect of changes in accounting policy                    -        -   2,010
                                                              --------  ------- -------
Total income tax expense (benefit) on continuing operations   $(40,160) $51,806 $44,866
                                                              ========  ======= =======

The Company's income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of ($109.2) million, $141.5 million and $76.0 million, and no income from foreign operations for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                                2011      2010     2009
                                                              --------  -------  -------
                                                                    (in thousands)
Expected federal income tax expense (benefit)                 $(38,221) $49,520   26,610
Non-taxable investment income                                   (7,885)  (4,449)  (3,240)
Tax Credits                                                     (1,368)    (362)    (195)
Expiration of statute of limitations and related interest            -        -   (2,695)
Other                                                           (1,417)  (1,167)     526
                                                              --------  -------  -------
Total income tax expense (benefit) on income from continuing
 operations                                                   $(48,891) $43,542  $21,006
                                                              ========  =======  =======

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

9. INCOME TAXES (continued)


Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                     2011       2010
                                                   --------  ---------
                                                      (in thousands)
        Deferred tax assets
            Insurance reserves                     $ 47,597  $   3,398
            Investments                               4,696          -
            Other                                       929      7,252
                                                   --------  ---------
           Deferred tax assets                     $ 53,222  $  10,650
                                                   --------  ---------

        Deferred tax liabilities
            Deferred acquisition costs             $ 78,454  $  85,442
            Investments                                   -  $   1,159
            Net Unrealized gains on securities       31,085     20,341
            Deferred Annuity Bonus                   16,835     17,887
                                                   --------  ---------
            Deferred tax liabilities               $126,374  $ 124,829
                                                   --------  ---------
        Net deferred tax asset (liability)         $(73,152) $(114,179)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal;
(4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards;
(5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2011, and 2010.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of deferred tax asset that is realizable.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

9. INCOME TAXES (continued)


The Company's unrecognized tax benefits for the periods indicated are as follows:

                                                                                         Unrecognized    Total
                                                                           Unrecognized  tax benefits unrecognized
                                                                           tax benefits    2002 and   tax benefits
                                                                           prior to 2002   forward     all years
                                                                           ------------- ------------ ------------
                                                                                       (in thousands)
Amounts as of December 31, 2008                                               $ 3,596      $ 1,517      $ 5,113
Increases in unrecognized tax benefits taken in prior period                        -            -            -
(Decreases) in unrecognized tax benefits taken in prior period                      -         (210)        (210)
Settlements with taxing authorities                                                 -            -            -
(Decreases) in unrecognized tax benefits as a result of lapse of the
 applicable statute of limitations                                             (2,107)           -       (2,107)
                                                                              -------      -------      -------
Amounts as of December 31, 2009                                               $ 1,489      $ 1,307      $ 2,796
Increases in unrecognized tax benefits taken in prior period                        -            -            -
(Decreases) in unrecognized tax benefits taken in prior period                      -       (1,177)      (1,177)
                                                                              -------      -------      -------
Amounts as of December 31, 2010                                               $ 1,489      $   130      $ 1,619
Increases in unrecognized tax benefits taken in prior period                        -      $     0            -
(Decreases) in unrecognized tax benefits taken in prior period                 (1,489)         (17)      (1,506)
                                                                              -------      -------      -------
Amounts as of December 31, 2011                                               $     -      $   113      $   113
                                                                              =======      =======      =======
Unrecognized tax benefits that, if recognized, would favorably impact the
 effective rate as of December 31, 2009                                       $ 1,489      $     -      $ 1,489
                                                                              =======      =======      =======
Unrecognized tax benefits that, if recognized, would favorably impact the
 effective rate as of December 31, 2010                                       $ 1,489      $     -      $ 1,489
                                                                              =======      =======      =======
Unrecognized tax benefits that, if recognized, would favorably impact the
 effective rate as of December 31, 2011                                       $     -      $     -      $     -
                                                                              =======      =======      =======

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the financial statements for tax-related interest and penalties for the years ended
December 31, are as follows:

                                                                       2011   2010    2009
                                                                       ---- -------  ------
                                                                          (in thousands)
Interest and penalties recognized in the statements of operations       $-  $(1,100) $  400
Interest and penalties recognized in liabilities in the statements of
 financial position                                                     $-  $     -  $1,100

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Federal statute of limitations for the 2002 tax year expired on April 30, 2009. The Federal statute of limitations for the 2003 tax year expired on July 31, 2009. The Federal statute of limitations for the 2004 through 2007 tax years will expire in June 2012, unless extended. Tax years 2008 through 2010 are still open for IRS examination. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

9. INCOME TAXES (continued)

During the fourth quarter of 2011, the Company's parent, Prudential Financial, reached an agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The settlement of the foreign tax credit transactions for 2004 through 2006 marked the conclusion of the IRS audits for those years. As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011.

The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2010, current year results, and was adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On
February 13, 2012, the Obama Administration released the "General Explanations of the Administration's Revenue Proposals." One proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company's consolidated net income. These activities had no impact on the Company's 2009, 2010 or 2011 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and took no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a $157 million refund was received in February 2009. The Company believed that its return position with respect to the calculation of the DRD was technically correct. Therefore, the Company filed protective refund claims on October 1, 2009 to recover the taxes associated with the agreed upon adjustment. The IRS recently issued an Industry Director Directive ("IDD") stating that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. The Company's parent, Prudential Financial, has received a refund of approximately $3 million pursuant to the protective refund claims. These activities had no impact on the Company's 2009, 2010 or 2011 results.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

9. INCOME TAXES (continued)


For tax years 2007 through 2011, the Company is participating in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management's expectation this program will shorten the time period between the filing of the Company's federal income tax returns and the IRS's completion of its examination of the returns.

10. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions,
(ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company's Level 1 assets and liabilities primarily include certain cash equivalents and certain short term investments, and equity securities. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company's assumptions about the inputs market participants would use in pricing the asset or liability. The Company's Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company's understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally- developed values to the related assets or liabilities. To the extent the internally-developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2011 and December 31, 2010, these over-rides on a net basis were not material.

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

                                                                                As of December 31, 2011
                                                                         --------------------------------------
                                                                         Level 1   Level 2   Level 3   Total
                                                                         -------- ---------- ------- ----------
                                                                                     (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities
 and agencies                                                            $      - $   35,938 $     - $   35,938
Obligations of U.S. states and their political subdivisions                     -      2,826       -      2,826
Foreign government bonds                                                        -     23,031       -     23,031
Corporate securities                                                            -    894,266   1,755    896,021
Asset-backed securities                                                         -     53,005  18,627     71,632
Commercial mortgage-backed securities                                           -     96,006       -     96,006
Residential mortgage-backed securities                                          -     94,450       -     94,450
                                                                         -------- ---------- ------- ----------
    Sub-total                                                                   -  1,199,522  20,382  1,219,904
Other trading account assets:
Equity Securities                                                               -          -   1,569      1,569
                                                                         -------- ---------- ------- ----------
    Sub-total                                                                   -          -   1,569      1,569
Equity securities, available for sale:                                        276          -   1,144      1,420
Short-term investments                                                      1,069          -       -      1,069
Cash equivalents                                                           10,000     14,381       -     24,381
Other long-term investments                                                     -      6,670      18      6,688
Other assets                                                                    -      8,647  53,677     62,324
                                                                         -------- ---------- ------- ----------
    Sub-total excluding separate account assets                            11,345  1,229,220  76,790  1,317,355
Separate account assets (1)                                               141,133  6,110,880   5,995  6,258,008
                                                                         -------- ---------- ------- ----------

  Total assets                                                           $152,478 $7,340,100 $82,785 $7,575,363
                                                                         ======== ========== ======= ==========

Other liabilities                                                               -          -       -          -
Future policy benefits                                                          -          -  76,996     76,996
                                                                         -------- ---------- ------- ----------

  Total liabilities                                                      $      - $        - $76,996 $   76,996
                                                                         ======== ========== ======= ==========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


                                                                                  As of December 31, 2010
                                                                         ----------------------------------------
                                                                         Level 1   Level 2    Level 3     Total
                                                                         -------- ---------- --------  ----------
                                                                                      (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities
 and agencies                                                            $      - $   36,450 $      -  $   36,450
Foreign government bonds                                                        -     22,678        -      22,678
Corporate securities                                                            -    748,645    3,636     752,281
Asset-backed securities                                                         -     37,414   16,619      54,033
Commercial mortgage-backed securities                                           -    103,101        -     103,101
Residential mortgage-backed securities                                          -     95,998        -      95,998
                                                                         -------- ---------- --------  ----------
    Sub-total                                                                   -  1,044,286   20,254   1,064,541
Equity securities, available for sale:                                        283      1,536      255       2,074
Short-term investments                                                        359      7,050        -       7,409
Cash equivalents                                                            5,000     23,383        -      28,383
Other long-term investments                                                     -          -        -           -
Other assets                                                                    -      2,792   16,996      19,788
                                                                         -------- ---------- --------  ----------
    Sub-total excluding separate account assets                             5,642  1,079,047   37,505   1,122,194
Separate account assets (1)                                               132,005  4,900,653    5,393   5,038,051
                                                                         -------- ---------- --------  ----------
  Total assets                                                           $137,647 $5,979,700 $ 42,898  $6,160,245
                                                                         ======== ========== ========  ==========

Other liabilities                                                               -        898        -         898
Future policy benefits                                                          -          -  (41,316)    (41,316)
                                                                         -------- ---------- --------  ----------

  Total liabilities                                                      $      - $      898 $(41,316) $  (40,418)
                                                                         ======== ========== ========  ==========

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statement of Financial Position.
(2)Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below. Information regarding separate account assets is excluded as the risk associated with these assets is primarily borne by Company's customers and policyholders.

Fixed Maturity Securities - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. To validate reasonableness, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally-developed valuation. As of December 31, 2011 and December 31, 2010, over-rides on a net basis were not material. Internally-developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally-developed valuations and non-binding broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are not significant to the price of a security, a Level 2 classification is made. Otherwise, a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds' net asset value ("NAV"). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets - Trading account assets are comprised of perpetual preferred. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on non-binding broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock are classified as Level 3.

Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company's assumptions about the inputs market participants would use in pricing the asset. Most privately traded equity securities are

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on non-binding broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock are classified as Level 3.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk, liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The majority of the Company's derivative positions are traded in the over-the-counter (OTC) derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, are determined using discounted cash flow models. These models' key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk and volatility.

To reflect the market's perception of its own and the counterparty's non-performance risk, the Company incorporates additional spreads over London Interbank Offered Rate ("LIBOR") into the discount rate used in determining the fair value of OTC derivative assets and liabilities which are uncollateralized. The additional credit spread over LIBOR rates is determined taking into consideration publicly available information relating to the financial strength of the Company. The Company adjusts these credit spreads to remove any illiquidity risk premium, which is subject to a floor based on a percentage of the credit spread. Most OTC derivative contract inputs have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company's policy is to use mid-market pricing in determining its best estimate of fair value.

Derivatives classified as Level 3 may include first-to-default credit basket swaps and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs from less actively traded markets. The fair values of first to default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Level 3 methodologies are validated through periodic comparison of the Company's fair values to broker-dealer values. As of December 31, 2011, and December 31, 2010, there were derivatives with the fair value of $18 thousand and $0 classified within Level 3, and all other derivatives were classified within Level 2. See Note 11 for more details on the fair value of derivative instruments by primary underlying.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets - Other assets carried at fair value include reinsurance recoverables related to the reinsurance of our living benefit guarantees on certain of our variable annuities. These guarantees are described further below in "Future Policy Benefits." Also included in other assets are certain universal life products that contain a no-lapse guarantee provision. The reinsurance agreements covering these guarantees are derivatives and are accounted for in the same manner as an embedded derivative.

Future Policy Benefits - The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or asset balance, given changing capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate the market-perceived risk of its own non-performance ("NPR") in the valuation of the embedded derivatives associated with its optional living benefit features and no-lapse feature on certain universal life products. Since insurance liabilities are senior to debt, the Company believes that reflecting the financial strength ratings of the Company in the valuation of the liability or contra-liability appropriately takes into consideration its NPR. To reflect NPR, the Company incorporates an additional credit spread over LIBOR rates into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features. The additional credit spread over LIBOR rates is determined taking into consideration publicly available information relating to the financial strength of the Company. The Company adjusts these credit spreads to remove any illiquidity risk premium, which is subject to a floor based on a percentage of the credit spread. The additional credit spread over LIBOR rates incorporated into the discount rate as of December 31, 2011 generally ranged from 125 to 250 basis points for the portion of the interest rate curve most relevant to these liabilities. This additional spread is applied at an individual contract level and only to those individual living benefit contracts in a liability position and not to those in a contra-liability position.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company's variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company's optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

As of December 31, 2011, the fair value of the embedded derivatives associated with the optional living benefit features of before the NPR adjustment was a net liability of $344 million. This net liability was comprised of $360 million of individual living benefit contracts in a liability position net of $15 million of individual living benefit contracts in a contra-liability position. At December 31, 2011, NPR resulted in a $267 million cumulative decrease to the embedded derivative liability, reflecting the additional credit spread over LIBOR the Company incorporated into the discount rate used in the valuations of those embedded derivatives in a liability position. Significant declines in risk-free interest rates and the impact of account value performance in 2011 drove an increase in the embedded derivative liability associated with the optional living benefit features of the Company's variable annuity products as of December 31, 2011. These factors, as well as widening of the spreads used in valuing NPR, also drove offsetting increases in the NPR adjustment. As a result, the increase in these embedded derivative liabilities are largely offset by corresponding increases in the reinsurance recoverable associated with the affiliated reinsurance.

Transfers between Levels 1 and 2 - During the twelve months ended December 31, 2011, there were no material transfers between Level 1 and Level 2.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2011, as well as the portion of gains or losses included in income for the year ended December 31, 2011 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2011.

                                                                  Year Ended December 31, 2011
                                            -----------------------------------------------------------------------
                                                                               Fixed
                                                                Fixed       Maturities
                                                 Fixed        Maturities     Available
                                               Maturities     Available     For Sale -       Equity
                                             Available For    For Sale -    Commercial     Securities,
                                            Sale - Corporate Asset-Backed Mortgage-Backed Available for
                                               Securities     Securities    Securities        Sale      Other Assets
                                            ---------------- ------------ --------------- ------------- ------------
                                                                         (in thousands)
Fair value, beginning of period                 $ 3,636        $16,619        $     -        $   255      $ 16,996
  Total gains (losses) (realized/
   unrealized):
    Included in earnings:
     Realized investment gains
      (losses), net                                   2              -              -           (516)      (25,919)
     Asset management fees and
      other income                                    -              -              -              -             -
     Interest credited to policyholder
      account balances                                -              -              -              -             -
    Included in other comprehensive
     income (loss)                                  (96)          (121)             0            398           (13)
  Net investment income                              59            256             (0)             -             -
  Purchases                                       1,300         11,089          5,019          1,000        68,593
  Sales                                             (99)             -              -              -             -
  Issuances                                          73              -              -              -             -
  Settlements                                      (148)        (5,251)             -              -            (1)
  Foreign currency translation                        -              -              -              -             -
  Transfers into Level 3 (2)                        900              -              -          1,536             -
  Transfers out of Level 3 (2)                   (3,872)        (3,965)        (5,019)             -        (5,979)
  Other (4)                                           -              -              -         (1,529)            -
                                                -------        -------        -------        -------      --------

Fair value, end of period                       $ 1,755        $18,627        $     -        $ 1,144      $ 53,677
                                                =======        =======        =======        =======      ========
Unrealized gains (losses) for the period
 relating to those Level 3 assets that
 were still held at the end of the
 period (3):
    Included in earnings:
     Realized investment gains
      (losses), net                             $     -        $     -        $     -        $  (454)     $ 18,797
     Asset management fees and
      other income                              $     -        $     -        $     -        $     -      $      -
     Interest credited to policyholder
      account balances                          $     -        $     -        $     -        $     -      $      -
    Included in other comprehensive
     income (loss)                              $   (96)       $  (109)       $     0        $   359      $      -

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


                                                                          Year Ended December 31, 2011
                                                             -------------------------------------------------------
                                                                                                      Other Trading
                                                                                 Future      Other    Account Assets
                                                                  Separate       Policy    Long-Term     - Equity
                                                             Account Assets (1) Benefits  Investments   Securities
                                                             ------------------ --------  ----------- --------------
                                                                                 (in thousands)
Fair value, beginning of period                                    $5,393       $ 41,316      $ 0         $    -
  Total gains (losses) (realized/unrealized):
    Included in earnings:
     Realized investment gains (losses), net                            -        (94,684)      18              -
     Asset management fees and other income                             -              -        -             40
     Interest credited to policyholder account balances               602              -        -              -
    Included in other comprehensive income                              -              -        -              -
  Net investment income                                                 -              -        -              -
  Purchases                                                             -        (23,628)       -              -
  Sales                                                                 -              -        -              -
  Issuances                                                             -              -        -              -
  Settlements                                                           -              -        -              -
  Foreign currency translation                                          -              -        -              -
  Transfers into Level 3 (2)                                            -              -        -              -
  Transfers out of Level 3 (2)                                          -              -        -              -
  Other (4)                                                             -              -        -          1,529
                                                                   ------       --------      ---         ------
Fair value, end of period                                          $5,995       $(76,996)     $18         $1,569
                                                                   ======       ========      ===         ======
Unrealized gains (losses) for the period relating to those
 Level 3 assets that were still held at the end of the
 period (3):
    Included in earnings:
     Realized investment gains (losses), net                       $    -       $(94,098)     $ -         $    -
     Asset management fees and other income                        $    -       $      -      $ -         $    -
     Interest credited to policyholder account balances            $  602       $      -      $ -         $    -
    Included in other comprehensive income                         $    -       $      -      $ -         $    -

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statements of Financial Position.
(2)Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)Other primarily represents reclasses of certain assets between reporting categories.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Transfers - As a part of an ongoing monitoring assessment of pricing inputs to ensure appropriateness of the level classification in the fair value hierarchy the Company may reassign level classification from time to time. As a result of such a review, in the first quarter of 2011, it was determined that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on non-binding broker quotes which could not always be verified against directly observable market information. Consequently, perpetual preferred stocks were transferred into Level 3 within the fair value hierarchy. This represents the majority of the transfers into Level 3 for Equity Securities Available-for-Sale. Other transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized. Transfers out of Level 3 were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2010, as well as the portion of gains or losses included in income for the year ended December 31, 2010 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

                                                                        Year Ended December 31, 2010
                                                          -------------------------------------------------------
                                                                              Fixed
                                                               Fixed        Maturities
                                                             Maturities     Available      Equity
                                                           Available For    For Sale -   Securities,
                                                          Sale - Corporate Asset-Backed Available for
                                                             Securities     Securities      Sale      Other Assets
                                                          ---------------- ------------ ------------- ------------
                                                                               (in thousands)
Fair value, beginning of period                                $2,398        $ 25,259       $ 576       $16,039
  Total gains (losses) (realized/unrealized):
    Included in earnings:
     Realized investment gains (losses), net                        8            (139)          -          (443)
     Asset management fees and other income                         -               -           -             -
    Included in other comprehensive income (loss)                 514          (1,258)       (374)          263
  Net investment income                                            34             164           -             -
  Purchases, sales, issuances, and settlements                   (149)          9,049          53         1,137
  Foreign currency translation                                      -               -           -             -
  Transfers into Level 3 (2)                                      957               -           -             -
  Transfers out of Level 3 (2)                                   (127)        (16,456)          -             -
                                                               ------        --------       -----       -------
Fair value, end of period                                      $3,636        $ 16,619       $ 255       $16,996
                                                               ======        ========       =====       =======
Unrealized gains (losses) for the period relating to
 those Level 3 assets that were still held at the end of
 the period (3):
    Included in earnings:
     Realized investment gains (losses), net                   $   10        $    (41)      $   -       $  (303)
     Asset management fees and other income                    $    -        $      -       $   -       $     -
    Included in other comprehensive income (loss)              $  514        $ (1,258)      $(374)      $   263

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

                                                                                     Year Ended December 31, 2010
                                                                                --------------------------------------
                                                                                                    Future
                                                                                     Separate       Policy     Other
                                                                                Account Assets (1) Benefits Liabilities
                                                                                ------------------ -------- -----------
                                                                                            (in thousands)
Fair value, beginning of period                                                       $5,104       $ 2,412     $(67)
  Total gains (losses) (realized/unrealized):
    Included in earnings:
     Realized investment gains (losses), net                                               -        47,655       67
     Asset management fees and other income                                                -             -        -
     Interest credited to policyholder account balances                                  289             -        -
    Included in other comprehensive income                                                 -             -        -
  Net investment income                                                                    -             -        -
  Purchases, sales, issuances, and settlements                                             -        (8,751)       -
  Foreign currency translation                                                             -             -        -
  Transfers into Level 3 (2)                                                               -             -        -
  Transfers out of Level 3 (2)                                                             -             -        -
                                                                                      ------       -------     ----
Fair value, end of period                                                             $5,393       $41,316     $  -
                                                                                      ======       =======     ====
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3):
    Included in earnings:
     Realized investment gains (losses), net                                          $    -       $ 8,290     $ 70
     Asset management fees and other income                                           $    -       $     -     $  -
     Interest credited to policyholder account balances                               $  289       $     -     $  -
    Included in other comprehensive income                                            $    -       $     -     $  -

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statement of Financial Position.
(2)Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers - As part of an ongoing assessment of pricing inputs to ensure appropriateness of the level classification in the fair value hierarchy the Company may reassign level classification from time to time. As a result of such a review, it was determined that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on non-binding broker quotes which could not always be verified against directly observable market information. Consequently, perpetual preferred stocks were transferred into Level 3 within the fair value hierarchy. Other transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized. Transfers out of Level 3 were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


Transfers between Levels 1 and 2 - During the year ended December 31, 2011, there were no material transfers between Level 1 and Level 2.

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

                                                                           Year Ended December 31, 2009
                                                               ----------------------------------------------------
                                                                                   Fixed
                                                                    Fixed        Maturities
                                                                  Maturities     Available      Equity
                                                                Available For    For Sale -   Securities,
                                                               Sale - Corporate Asset-Backed Available for  Other
                                                                  Securities     Securities      Sale       Assets
                                                               ---------------- ------------ ------------- --------
                                                                                  (in thousands)
Fair value, beginning of period                                     $  266        $ 5,732        $121      $ 58,880
  Total gains (losses) (realized/unrealized):
    Included in earnings:
     Realized investment gains (losses), net                          (506)        (1,634)          -       (44,396)
     Asset management fees and other income                              -              -           -             -
    Included in other comprehensive income (loss)                      449          9,708         455           590
  Net investment income                                                 (1)           121           -             -
  Purchases, sales, issuances, and settlements                        (169)        (1,780)          -           965
  Foreign currency translation                                           -              -           -             -
  Transfers into Level 3 (2)                                         2,413         13,858           -             -
  Transfers out of Level 3 (2)                                         (54)          (746)          -             -
                                                                    ------        -------        ----      --------
Fair value, end of period                                           $2,398        $25,259        $576      $ 16,039
                                                                    ======        =======        ====      ========
Unrealized gains (losses) for the period relating to those
 Level 3 assets that were still held at the end of the period
 (3):
    Included in earnings:
     Realized investment gains (losses), net                        $ (506)       $(1,383)       $  -      $(43,833)
     Asset management fees and other income                         $    -        $     -        $  -      $      -
     Interest credited to policyholder account balances             $    -        $     -        $  -      $      -
    Included in other comprehensive income (loss)                   $  447        $ 9,605        $455      $    590

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


                                                                                   Year Ended December 31, 2009
                                                                           -------------------------------------------
                                                                                Separate      Future Policy    Other
                                                                           Account Assets (1)   Benefits    Liabilities
                                                                           ------------------ ------------- -----------
                                                                                          (in thousands)
Fair value, beginning of period                                                 $ 6,494         $(63,903)      (4,272)
  Total gains (losses) (realized/unrealized):
    Included in earnings:
     Realized investment gains (losses), net                                          -           69,126        4,205
     Interest credited to policyholder account balances                          (1,335)               -            -
    Included in other comprehensive income (loss)                                     -                -            -
  Net investment income                                                               -                -            -
  Purchases, sales, issuances, and settlements                                       38           (2,811)           -
  Foreign currency translation                                                        -                -            -
  Transfers into Level 3 (2)                                                          -                -            -
  Transfers out of Level 3 (2)                                                      (93)               -            -
                                                                                -------         --------      -------
Fair value, end of period                                                       $ 5,104         $  2,412          (67)
                                                                                =======         ========      =======
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3):
    Included in earnings:
     Realized investment gains (losses), net                                    $     -         $ 68,705      $ 4,208
     Asset management fees and other income                                     $     -         $      -      $     -
     Interest credited to policyholder account balances                         $(1,335)        $      -      $     -
    Included in other comprehensive income (loss)                               $     -         $      -      $     -

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statement of Financial Position.
(2)Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers - Transfers out of Level 3 for Fixed Maturities Available for Sale - Asset-Backed Securities totaled $4.0 million for the year ended December 31, 2011 resulting from the Company's conclusion that the market for asset-backed securities collateralized by sub-prime mortgages became increasingly active, as evidenced by orderly transactions. The pricing received from independent pricing services could be validated by the Company, as discussed in detail above. There were no transfers into Level 3.

Fair Value of Financial Instruments - The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available-for-sale, trading account assets, equity securities, securities purchased under agreements to resell, short-term investments, cash and cash equivalents, accrued investment income, separate account assets, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 11 for a discussion of derivative instruments.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


The following table discloses the Company's financial instruments where the carrying amounts and fair values differ:

                                                          December 31, 2011          December 31, 2010
                                                      -------------------------- --------------------------
                                                      Carrying Amount Fair value Carrying Amount Fair value
                                                      --------------- ---------- --------------- ----------
                                                                         (in thousands)
Assets:
Commercial mortgage and other loans                      $230,201      $247,865     $182,437      $192,102
Policy loans                                              177,162       235,706      175,514       211,513
Liabilities:
Policyholder account balances - investment contracts      113,938       113,010      102,593       101,551
Short-term and long-term debt to affiliates                70,000        70,293            -             -

The fair values presented above for those financial instruments where the carrying amounts and fair values may differ have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial mortgage and other loans
The fair value of commercial mortgage and other loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spread and a significant component of the pricing input, are based on internally developed methodology. The internally derived credit spreads take into account public corporate bond spreads of similar quality and maturity, public commercial mortgage-backed securities spreads, third-party mortgage loan survey spreads and other relevant market information such as pricing indications from market participants on new originations, and where applicable adjustments for property types and locations.

Policy Loans
The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment Contracts - Policyholders' Account Balances
Only the portion of policyholders' account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's claims paying ratings, and hence reflect the Company's own nonperformance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Short-term and long-term debt to affiliates
The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company's own non-performance risk. Discounted cash flow models predominately use

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts
Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These hedges do not qualify for hedge accounting.

Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts
Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)

defaulted security or similar security. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

Embedded Derivatives
The Company sells variable annuity contracts that include certain optional living benefit features that are treated, for accounting purposes, as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to an affiliate, Pruco Reinsurance Ltd. ("Pruco Re"). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. Mark-to-market changes in the fair value of the underlying contractual guarantees are determined using valuation models as described in Note 7, and are recorded in "Realized investment gains (losses), net."

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

The fair value of the embedded derivatives included in Future policy benefits was a liability of $77 million and a contra-liability of $41 million as of December 31, 2011 and December 31, 2010, respectively. The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re included in "Reinsurance Recoverable" was an asset of $54 million as of December 31, 2011 and an asset of $11 million as of December 31, 2010.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

                                      December 31, 2011           December 31, 2010
                                 --------------------------  --------------------------
                                              Fair Value                  Fair Value
                                 Notional -----------------  Notional -----------------
Primary Underlying                Amount  Assets Liabilities  Amount  Assets Liabilities
------------------               -------- ------ ----------- -------- ------ -----------
                                                     (in thousands)
Qualifying Hedges
Currency/Interest Rate           $ 14,972 $  221   $  (846)  $11,018  $    -   $(1,104)
                                 -------- ------   -------   -------  ------   -------
    Total Qualifying Hedges      $ 14,972 $  221   $  (846)  $11,018  $    -   $(1,104)
                                 ======== ======   =======   =======  ======   =======
Non-Qualifying Hedges
Interest Rate                    $ 57,200 $8,442   $     -   $47,000  $1,737   $(1,006)
Credit                             17,000    118      (339)    8,900   1,206      (878)
Currency/Interest Rate             16,615      -      (909)    9,115       -      (853)
Equity                                  -      -         -         -       -         -
                                 -------- ------   -------   -------  ------   -------
Total Non-Qualifying Hedges        90,815  8,560    (1,248)   65,015   2,943    (2,737)
                                 ======== ======   =======   =======  ======   =======
Total Derivatives (1)            $105,787 $8,781   $(2,094)  $76,033  $2,943   $(3,841)
                                 ======== ======   =======   =======  ======   =======

(1)Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a liability of $80 million as of December 31, 2011 and a contra-liability of $38 million as of December 31, 2010 included in "Future policy benefits" and "Fixed maturities available for sale."

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)


Cash Flow Hedges
The Company uses currency swaps in its cash flow hedge accounting relationships. This instrument is only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, credit, and equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

                                                     Year Ended December 31,
                                                   ---------------------------
                                                      2011      2010     2009
                                                   ---------  -------  -------
                                                          (in thousands)
Qualifying Hedges
Cash flow hedges
Currency/Interest Rate
    Net investment income                          $     (41) $    45  $     3
    Other income                                           2        2      (12)
    Accumulated Other Comprehensive Income (1)           471     (426)    (711)
                                                   ---------  -------  -------
       Total cash flow hedges                      $     432  $  (379) $  (720)
                                                   ---------  -------  -------
Non-qualifying hedges
Realized investment gains (losses)
    Interest Rate                                  $   9,402  $ 6,717  $(6,086)
    Currency/Interest Rate                              (181)     617     (880)
    Credit                                                68     (762)   2,763
    Equity                                                 -        -        -
    Embedded Derivatives                            (121,599)  47,806   26,471
                                                   ---------  -------  -------
       Total non-qualifying hedges                 $(112,310) $54,378  $22,268
                                                   ---------  -------  -------
       Total Derivative Impact                     $(111,878) $53,999  $21,548
                                                   =========  =======  =======

(1)Amounts deferred in "Accumulated other comprehensive income (loss)."

For the period ending December 31, 2011, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                                            (in thousands)
-                                                                           --------------
Balance, December 31, 2010                                                     $(1,100)
Net deferred gains on cash flow hedges from January 1 to December 31, 2011      (7,152)
Amount reclassified into current period earnings                                 7,622
                                                                               -------
Balance, December 31, 2011                                                     $  (630)
                                                                               =======

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)


As of December 31, 2011, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 15 years. Income amounts deferred in "Accumulated other comprehensive income (loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Statements of Equity.

Credit Derivatives Written
The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading "Accumulated Other Comprehensive Income" and changes in the market value of the embedded total return swaps are included in current period earnings in "Realized investment gains (losses), net." The Company's maximum exposure to loss from these interests was $7 million at December 31, 2011 and December 31, 2010. The fair value of the embedded derivatives included in Fixed maturities, available for sale was a liability of $3 million at December 31, 2011 and December 31, 2010.

The Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company's maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $10 million and $0 million notional of credit default swap ("CDS") selling protection with an associated fair value of approximately less than $1 million, at December 31, 2011 and December 31, 2010, respectively, These credit derivatives generally have maturities of five to ten years and consist of corporate securities within the finance industry. At December 31, 2011, the underlying credits have an NAIC designation rating of 1.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of December 31, 2011 and December 31, 2010, the Company had $7 million and $9 million of outstanding notional amounts, respectively, reported at fair value as a liability of $0.2 million and an asset of $0.3 million, respectively.

Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions. Generally, the credit exposure of the Company's over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC related to its over-the-counter derivative transactions. Prudential Global Funding, LLC manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)


Under fair value measurements, the Company incorporates the market's perceptions of its own and the counterparty's non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company's own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company's counterparty's credit spread is applied to OTC derivative net asset positions.

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments
The Company has made commitments to fund $6 million of commercial loans as of December 31, 2011. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $20 million as of December 31, 2011.

Contingent Liabilities
On an ongoing basis, the Company's internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see "Litigation and Regulatory Matters" below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS (continued)

to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and
(3) changes in the Company's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Insurance ("NYDOI") has requested that 172 life insurers (including the Company) provide data to the NYDOI regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified the Company that it intends to conduct an audit of the Company's compliance with New York's unclaimed property laws. The Minnesota Attorney General has also requested information regarding the Company's use of the SSMDF and its claim handling procedures and the Company is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company's unclaimed property procedures.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS (continued)


In July 2010, the Company, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General's Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, the Company received a similar request for information from the State of Connecticut Attorney General's Office. The Company is cooperating with these investigations. The Company has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations
Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $0.1 million for the twelve months ended December 31, of 2011, 2010 and 2009. The expense charged to the Company for the deferred compensation program was less than $0.6 million, $0.5 million and $0.3 million for the twelve months ended December 31, of 2011, 2010 and 2009 respectively.

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (continued)

into consideration age, service and earnings during career. The Company's share of net expense for the pension plans was $1.5 million and $1.3 million in 2011 and 2010, respectively.

Prudential Insurance sponsors voluntary savings plans for its employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $0.7 million, $0.7 million and $0.5 million in 2011, 2010 and 2009, respectively.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Corporate Owned Life Insurance
The Company has sold two Corporate Owned Life Insurance, or "COLI", policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI contracts was $1.1 billion and at December 31, 2011 and $1.0 billion at December 31, 2010, respectively. Fees related to these COLI policies were $16 million, $25 million and $23 million for the years ending December 31, 2011, 2010 and 2009, respectively.

Reinsurance with Affiliates

Pruco Life
Effective April 1, 2008, the Company entered into an agreement to reinsure certain variable COLI policies with Pruco Life. Reinsurance recoverables related to this agreement were $7 million and $5 million as of December 31, 2011 and December 31, 2010, respectively. Fees ceded to Pruco Life were $8 million, $10 million, and $6 million for the years ended December 31, 2011, 2010, and 2009, respectively. Benefits ceded were $2 million, $1 million and $2 million for the years ended December 31, 2011, 2010 and 2009, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

PARCC
The Company reinsures 90% of the risks under its term life insurance policies, written prior to January 1, 2010, excluding My Term and ROP Term life insurance, through an automatic coinsurance agreement with PARCC. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $403 million and $360 million as of December 31, 2011 and December 31, 2010, respectively. Premiums ceded to PARCC in 2011, 2010 and 2009 were $125 million, $134 million and $140 million, respectively. Benefits ceded in 2011, 2010 and 2009 were $52 million, $53 million and $53 million, respectively. Reinsurance expense allowances, net of capitalization and amortization were $26 million, $29 million and $31 million for the years ended December 31, 2011, 2010 and 2009, respectively.

PAR TERM
The Company reinsures 95% of the risks under its term life insurance policies issued on or after January 1, 2010, excluding My Term, through an automatic coinsurance agreement with PAR TERM. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $28 million and $10 million as of December 31, 2011 and December 31, 2010,

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (continued)

respectively. Premiums ceded to PAR TERM in 2011 and 2010 were $24 million and $11 million, respectively. Benefits ceded to PAR TERM in 2011 and 2010 were $4 million and less than $1 million, respectively. Reinsurance expense allowances, net of capitalization and amortization were $4 million and $2 million for the years ended December 31, 2011 and 2010, respectively.

Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. The reinsurance recoverables related to this agreement were $30 million and $31 million as of December 31, 2011 and December 31, 2010, respectively. Premiums and fees ceded to Prudential Insurance in 2011, 2010 and 2009 were $41 million, $58 million and $33 million respectively. Benefits ceded to Prudential in 2011, 2010 and 2009 were $42 million, $40 million and $29 million, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Pruco Reinsurance
The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features.

The following table provides information relating to fees ceded to Pruco Reinsurance ("Pruco Re") under these agreements which are included in "Realized investment (losses) gains, net" on the Statement of Operations and Comprehensive Income for the dates indicated.

                                                                          Year Ended
                                                            --------------------------------------
                                                            December 31, December 31, December 31,
                                                                2011         2010         2009
                                                            ------------ ------------ ------------
                                                                        (in thousands)
Pruco Reinsurance
  Effective October 1, 2011
    Highest Daily Lifetime Income ("HDI")                       9,369            -            -
    Spousal Highest Daily Lifetime Income ("SHDI")              2,973            -            -
    Highest Daily Lifetime 6 Plus ("HD6 Plus")                 40,887            -            -
    Spousal Highest Daily Lifetime 6 Plus ("SHD6 Plus")        14,490            -            -
  Effective Since 2006
    Spousal Lifetime Five ("SLT5")                            $   173       $  167       $  149
  Effective Since 2005
    Lifetime Five ("LT5")                                       1,244        1,195        1,080
                                                              -------       ------       ------
Total Pruco Reinsurance                                       $69,136       $1,362       $1,229
                                                              =======       ======       ======

Effective October 1, 2011 the Company ceded the HDI, SHDI, HD6+ and SHD6+ benefits to Pruco Re, as noted in the table above. The Company paid an initial premium of $62.3 million and established a reinsurance recoverable of $30.7 million resulting in an initial ceding loss of $31.6 million, recognized in "realized gains (losses)" in 2011.

The Company's reinsurance recoverables related to the above product reinsurance agreements were $54 million and $11 million as of December 31, 2011, and December 31, 2010, respectively. Realized gains (losses) were ($27) million, ($0.4) million and ($44) million for the years ended December 31, 2011, 2010 and 2009,

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (continued)

respectively. Change in realized gains (losses) for 2011 includes the loss of reinsurance ceded in 2011 as noted above as well as changes in market conditions. Changes in realized gains (losses) for the 2010 and 2009 periods were primarily due to changes in market conditions in the period. The underlying assets as of December 31, 2011, and December 31, 2010 are reflected in "Reinsurance recoverables" in the Company's Statement of Financial Position.

Deferred Policy Acquisition Costs Ceded to Term Reinsurance Affiliates
In 2009 when implementing a revision to the reinsurance treaties with PARCC and PAR TERM modifications were made affecting premiums. The related impact on the deferral of ceded reinsurance expense allowances did not reflect this change resulting in the understatement of deferred reinsurance expense allowances. During second quarter 2011, the Company recorded the correction, charging $1 million to net DAC amortization which represented the cumulative impact of this change. These adjustments are not material to any previously reported quarterly or annual financial statements.

Affiliated Asset Administration Fee Income
Effective April 15, 2009, the Company amended an existing agreement to add AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, as a party whereas the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $12.3 million, $3.7 million, and $1.1 million for the years ended December 31, 2011, 2010, and 2009 respectively. These revenues are recorded as "Asset administration fees" in the Statements of Operations and Comprehensive Income (Loss).

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders' account balances invested in The Prudential Series Fund ("PSF"). Income received from Prudential Investments LLC, related to this agreement was $6.0 million, $5.7 million, and $5.0 million for the years ended December 31, 2011, 2010, and 2009 respectively. These revenues are recorded as "Asset administration fees" in the Statements of Operations and Comprehensive Income
(Loss).

Affiliated Asset Transfers
The Company buys and sells assets to and from affiliated companies.

In December 2010, the Company amended certain of its affiliated reinsurance treaties to change the settlement mode from monthly to annual. As a result of these treaty amendments, we were required to pay Prudential Insurance the premium difference that resulted. Settlement of the premium difference was made by transfer of securities that had an amortized cost of $19 million and a fair market value of $20 million. The difference between amortized cost and fair market value was accounted for as an increase of $1 million to additional paid-in capital, net of taxes in 2010.

In December 2011, the Company purchased commercial loan securities from its parent company, Pruco Life. These securities had an amortized cost of $10 million and a fair market value of $11 million. The difference between amortized cost and fair market value of these transfers was accounted for as a decrease of $1 million to additional paid-in capital, net of taxes in 2011.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (continued)


In December 2011, the Company sold fixed maturity securities to its parent company, Pruco Life. These securities had an amortized cost of $13 million and a fair market value of $14 million. The difference between amortized cost and fair market of these transfers was accounted for as an increase of $1 million to additional paid-in capital, net of taxes in 2011.

Debt Agreements
The Company and its parent, Pruco Life, have an agreement with an affiliate, Prudential Funding, LLC, which allows it to borrow funds for working capital and liquidity needs. The borrowings under this agreement are limited to $200 million. The Company had $15 million in Pru Funding short term debt and $11 million in PFI short term debt as of December 31, 2011, and no short-term debt outstanding as of December 31, 2010.

On December 16, 2011 the Company entered into a series of four $11 million borrowings with Prudential Financial, totaling $44 million. The loans have fixed interest rates ranging from 2.65% to 3.61% and maturity dates staggered one year apart, from December 16, 2013 to December 16, 2016. The total related interest expense was $0.06 million for the year ended December 31, 2011.

Contributed Capital
In June 2011, the Company received a capital contribution from Pruco Life in the amount of $21 million to fund acquisition costs for sales of variable annuities.

In December 2011, the Company received a capital contribution from Pruco Life in the amount of $17 million to fund acquisition costs for sales of variable annuities.

Derivative Trades
In the ordinary course of business, the Company enters into over-the-counter ("OTC") derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with external counterparties.

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2011 and 2010 are summarized in the table below:

                                                               Three Months Ended
                                                   ------------------------------------------
                                                   March 31  June 30  September 30 December 31
                                                   -------- --------  ------------ -----------
                                                                 (in thousands)
2011
Total revenues                                     $80,091  $ 60,302   $ (51,081)    $31,820
Total benefits and expenses                         37,558    46,190     116,203      30,383
Income (loss) from operations before income taxes   42,533    14,112    (167,284)      1,437
Net income (loss)                                  $29,779  $ 10,591   $(104,505)    $ 3,824
                                                   =======  ========   =========     =======
2010
Total revenues                                     $53,550  $ 39,035   $  51,665     $73,986
Total benefits and expenses                         30,833    55,987      (1,355)     (8,715)
Income (loss) from operations before income taxes   22,717   (16,952)     53,020      82,701
Net income (loss)                                  $16,552  $(11,901)  $  39,119     $54,174
                                                   =======  ========   =========     =======

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey:

In our opinion, the accompanying statements of financial position and the related statements of operations and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly owned subsidiary of the Prudential Insurance Company of America) at December 31, 2011 and December 31, 2010, and the results of their operations and their cash flows for each of the three years in the period ended
December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company changed its method of determining and recording other-than-temporary impairment for debt securities on January 1, 2009.

/s/
  PRICEWATERHOUSECOOPERS
  LLP

New York, New York
March 9, 2012

                            PART C OTHER INFORMATION

 ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

 (a) FINANCIAL STATEMENTS



 (1) Financial Statements of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of December 31, 2011; the Statements of Operations for the period ended December 31, 2011; the Statements of Changes in Net Assets for the periods ended December 31, 2011 and December 31, 2010; and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement).

 (2) Financial Statements of Pruco Life Insurance Company of New Jersey (Depositor) consisting of the Statements of Financial Position as of December 31, 2011 and 2010; and the Related Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2011, 2010 and 2009; and the Notes to the Financial Statements appear in the Statement of Additional Information (Part B of the Registration Statement).


 (b) Exhibits are attached as indicated (all previously filed exhibits, as noted below, are incorporated herein by reference).

 (1) Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Note 3)

 (2) Agreements for custody of securities and similar investments--Not
 Applicable.

 (3) (a) Distribution and Underwriting Agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company of New Jersey (Depositor). (Note 7)

 (b) (1) Form of Affiliated Insurer Amendment to Selling Agreement. (Note 10)

 (b) (2) List of Broker Dealers selling under original Selling Agreement. (Note 11).

 (b) (3) List of Broker Dealers that executed Amendment to Selling Agreement. (Note 11)

 (4) (a) Form of Prudential Premier Retirement Variable Annuity X Series, L Series, B Series contract and Form of Prudential Premier Retirement Variable Annuity C Series contract (including schedule pages for each X, L, B, and C) P-BLX/INDNY (2/10) and P-CR/INDNY (2/10). (Note 10)

 (b) Form of Return of Adjusted Purchase Payments Death Benefit Rider P-RID-ROP NY (02/10). (Note 10)

 (c) Form of Return of Adjusted Purchase Payments Death Benefit Schedule Rider P-SCH-ROP NY (02/10). (Note 10)

 (d) Form of Highest Anniversary Value Death Benefit Rider P-RID-HAV NY (02/10). (Note 10)

 (e) Form of Highest Anniversary Value Death Benefit Schedule Supplement P-SCH-HAV NY (02/10). (Note 10)

 (f) Form of 403B Annuity Endorsement P-END-403 NY (02/10) (Note 10)

 (g) Form of Individual Retirement Annuity Endorsement P-END-IRA NY (02/10). (Note 10)

 (h) Form of Roth Individual Retirement Annuity Endorsement P-END-ROTH NY (02/10). (Note 10)

 (i) Form of Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN NY (02/10). (Note 10)

 (j) Form of Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN NY (02/10). (Note 10)

 (k) Form of Highest Daily Lifetime 6 Plus Benefit Rider (P-RID-HD6-NY (02/10) (Note 10)

 (l) Form of Highest Daily Lifetime 6 Plus Schedule (P-SCH-HD6-NY (02/10)) (Note 10)

 (m) Form of Highest Daily GRO II Benefit rider (P-RID-HD GRO-NY 11/09) (Note 8)

 (n) Form of Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-NY11/09) (Note
 8)

 (o) Form of Gro Plus II benefit rider (P-RID-GRO NY (02/10). (Note 10)

 (p) Form of Gro Plus II benefit schedule (P-SCH-GRO NY (02/10). (Note 10)

 (q) Form of Beneficiary Annuity Endorsement (P-END-BENE NY (2/10). (Note 10)

 (r) Form of Beneficiary Annuity Schedules (including schedule pages for each X, L, B, and C (P-B-DCD-IND(2-10)NY, P-L-DCD-IND(2/10)NY, P-X-DCD-IND(2/10)NY, and P-C-DCD-IND(2/10)NY) (Note 10).

 (s) Form of Highest Daily GRO II Benefit Schedule Supplement
 (P-SCH-HDGRO(08/10) -NY). (Note 12)

 (t) Highest Daily Lifetime Income Benefit Rider (P-RID-HD(1/11)-NY). (NOTE 14)

 (u) Highest Daily Lifetime Income Benefit Schedule Supplement (P-SCH-HD (1/11)- NY). (Note 14)

 (v) Medically-Related Surrender Endorsement P-END-MRS (2/10) NY (Note 15)

 (w) Medically-Related Surrender Schedule P-SCH-MRS (2/10) NY (Note 15)

 (5) (a) Form of Application form for the Contract P-VAA NY (02/10). (Note 10)

 (b) Form of Application form for the Contract P-IBVAA NY (02/10). (Note 10)

 (6) (a) Articles of Incorporation of Pruco Life of New Jersey Insurance Company, as amended. (Note 4)

 (b) By-laws of Pruco Life Insurance Company of New Jersey. (Note 5)

 (7) Copy of reinsurance contract in connection with Variable Annuity Contracts
 - Not applicable

 (8) Other material contracts performed in whole or in part after the date the registration statement is filed:

 (a) Copy of AST Fund Participation Agreement. (Note 10)

 (b) Copy of Franklin Templeton Fund Participation Agreement. (Note 10)

 (b) Shareholder Information Agreement (Sample Rule 22C-2). (Note 6)

 (9) Opinion of Counsel. (Note 2)

 (10) Written Consent of Independent Registered Public Accounting Firm (Note 1).

 (11) All financial statements omitted from Item 23, Financial Statements--Not Applicable.

 (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

 (13) Powers of Attorney.


 (a) James J. Avery Jr., Bernard J. Jacob, Stephen Pelletier (Note 2)

 (b) Robert M. Falzon and Thomas J. Diemer (Note 11)

 (c) Yanela C. Frias (Note 13)


 (Note 1) Filed Herewith.

 (Note 2) Incorporated by reference to Form N-4, Registration No. 333-162678, filed October 26, 2009 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 3) Incorporated by reference to Form N-4, Registration No. 333-18117, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 4) Incorporated by reference to Form S-6, Registration No. 002-89780, filed April 28,1997 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

 (Note 5) Incorporated by reference to Form S-6, Registration No. 333-85117 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

 (Note 6) Incorporated by reference to Post-Effective Amendment No. 3, Form N-4, Registration No. 333-131035, filed April 19, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 7) Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-131035, filed December 18, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 8) Incorporated by reference to Post-Effective Amendment No.24, Registration No. 333-131035 filed August 27, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 9) Incorporated by reference to Post-Effective Amendment No. 20 to Registration No. 333-131035, filed April 21, 2009 on behalf of Pruco Life of New Jersey Premium Variable Annuity Account.

 (Note 10) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 3, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.


 (Note 11) Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162678, filed on April 19, 2010 on behalf of Pruco Life of New Jersey Flexible Premimum Variable Annuity Account.


 (Note 12) Incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-162678, filed on July 1, 2010 on behalf of Pruco Life of New Jersey Flexible Premimum Variable Annuity Account.


 (Note 13) Incorporated by reference to Post-Effective Amendment No. 8 to Registration No. 33-162678, filed on December 8, 2011 on behalf of Pruco Life of New Jersey Flexible Premimum Variable Annuity Account.


 (Note 14) Incorporated by reference to Post-Effective Amendment No. 5 to Registration No. 333-162678, filed on December 20, 2010 on behalf of Pruco Life of New Jersey Flexible Premimum Variable Annuity Account.

 (Note 15) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-170468, filed on April 1, 2011 on behalf of Pruco Life of New Jersey Flexible Premimum Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY IN REGISTRANT'S VARIABLE ANNUITY BUSINESS):

Name and Principal Business Address     Position and Offices with Depositor
-----------------------------------     -----------------------------------
James J. Avery, Jr.                     Director
213 Washington Street
Newark, New Jersey 07102-2992

Thomas J. Diemer                        Vice President, Director,
213 Washington Street                   Chief Accounting Officer, and
Newark, New Jersey J 07102-2992         Chief Financial Officer

Joseph D. Emanuel                       Vice President, Chief Legal Officer,
One Corporate Drive                     and Secretary
Shelton, Connecticut 06484-6208

Robert M. Falzon                        Director and Treasurer
213 Washington Street
Newark, New Jersey J 07102-2992

Yanela C. Frias                         Director
213 Washington Street
Newark, New Jersey J 07102-2917

Sarah J. Hamid                          Senior Vice President, Chief Actuary,
213 Washington Street                   and Appointed Actuary
Newark, New Jersey 07102-2992

Bernard J. Jacob                        Director
213 Washington Street
Newark, New Jersey 07102-2992

James M. O'Connor                       Senior Vice President and Actuary
200 Wood Avenue South
Iselin, New Jersey 08830-2706

Stephen Pelletier                       Director, Chief Executive Officer,
One Corporate Drive                     and President
Shelton, Connecticut 06484-6208

Kent D. Sluyter                         Senior Vice President
213 Washington Street
Newark, New Jersey 07102-2992

 ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

 The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following registered separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account. Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.


 The subsidiaries of Prudential Financial Inc. ("PFI") are listed in the Exhibits to the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 4, 2012, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

 ITEM 27. NUMBER OF CONTRACT OWNERS: As of February 29, 2012, there were 7,130 Contract Owners of the X Series, 12,833 Contract Owners of the B Series, 7,902 Contract Owners of the L Series and 609 Contract Owners of the C Series.


 ITEM 28. INDEMNIFICATION

 The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

 New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in
 Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Form S-6 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

 Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

 ITEM 29. PRINCIPAL UNDERWRITERS

 (a) Prudential Annuities Distributors, Inc. (PAD)

 PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

 (b) Information concerning the directors and officers of PAD is set forth below:


                                 POSITIONS AND OFFICES
NAME                                WITH UNDERWRITER
------------------------------  ------------------------
 Timothy S. Cronin               Senior Vice President
 One Corporate Drive
 Shelton, Connecticut
 06484-6208

 Thomas J. Diemer                Senior Vice President
 213 Washington Street           and Director
 Newark, New Jersey 07102-2992

 Steven Weinreb                  Chief Financial Officer
 213 Washington Street           and Controller
 Newark, New Jersey 07102-2917

 Robert Falzon                   Treasurer
 751 Broad Street
 Newark, New Jersey 07102-3714

 Bruce Ferris                    Executive Vice
 One Corporate Drive             President and Director
 Shelton, Connecticut
 06484-6208

 George M. Gannon                President, Chief
 2101 Welsh Road                 Executive Officer,
 Dresher, Pennsylvania           Chief Operations
 19025-5001                      Officer and Director

 Jacob M. Herschler              Senior Vice President
 One Corporate Drive             and Director
 Shelton, Connecticut
 06484-6208

 Patricia L. Kelley              Senior Vice President,
 One Corporate Drive             Chief Compliance
 Shelton, Connecticut            Officer and Director
 06484-6208

 Steven P. Marenakos             Senior Vice President
 One Corporate Drive             and Director
 Shelton, Connecticut
 06484-6208

 Robert F. O'Donnell             Senior Vice President
 One Corporate Drive             and Director
 Shelton, Connecticut
 06484-6208

 Yvonne Rocco                    Senior Vice President
 213 Washington Street
 Newark, New Jersey 07102-2992

 Timothy Seifert                 Senior Vice President
 One Corporate Drive
 Shelton, Connecticut
 06484-6208

 William D. Wilcox               Vice President,
 One Corporate Drive             Secretary and Chief
 Shelton, Connecticut            Legal Officer
 06484-6208

(c) Commissions received by PAD during 2011 with respect to all individual annuities issued by Pruco Life of New Jersey.



                                         Net Underwriting
                                          Discounts and   Compensation on  Brokerage
Name of Principal Underwriter              Commissions      Redemption    Commissions Compensation
---------------------------------------- ---------------- --------------- ----------- ------------
Prudential Annuities Distributors, Inc*    $97,819,083         $-0-          $-0-
$-0-

----------
* PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e) Pruco Life Insurance Company of New Jersey hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life Insurance Company of New Jersey.

                                   SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 23rd day of April 2012.



       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                   REGISTRANT

                 BY: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                                   DEPOSITOR



 /s/ Stephen Pelletier
--------------------------------
 Stephen Pelletier
President and Chief Executive
  Officer



                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                                   DEPOSITOR



 By:    /s/ Stephen Pelletier
       --------------------------------
        Stephen Pelletier
       President and Chief Executive
         Officer



                                   SIGNATURES

 As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



SIGNATURE                         TITLE                             DATE
---------                         -----                             ----
 Stephen Pelletier*                Chief Executive Officer,
 ------------------------          President and Director            April 23, 2012
 Stephen Pelletier

 Thomas J. Diemer*                 Chief Financial Officer, Chief
 ------------------------          Accounting Officer, Vice          April 23, 2012
 Thomas J. Diemer                  President and Director

 James J. Avery, Jr.*
 ------------------------          Director                          April 23, 2012
 James J. Avery, Jr.

 Robert M. Falzon*
 ------------------------          Director                          April 23, 2012
 Robert M. Falzon

 Yanela C. Frias*
 ------------------------          Director                          April 23, 2012
 Yanela C. Frias

 Bernard J. Jacob*
 ------------------------          Director                          April 23, 2012
 Bernard J. Jacob

 By:  /s/Lynn K. Stone
      -------------------------
      Lynn K. Stone



 * Executed by Lynn K. Stone on behalf of those indicated pursuant to Power of Attorney.

                                    EXHIBITS

      (10) Written Consent of Independent Registered Public Accounting Firm